    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 1997.


                                                         REGISTRATION NO. 33-628
                                                                        811-4425
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A


REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933                                           [X]
      POST-EFFECTIVE AMENDMENT NO. 22                            [X]
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940                                   [X]
      AMENDMENT NO. 24                                           [X]


               VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST

        (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)

                 ONE PARKVIEW PLAZA, OAKBROOK TERRACE, IL 60181
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)(ZIP CODE)

                                 (630) 684-6000


               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE



                             RONALD A. NYBERG, ESQ.

       EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND CORPORATE SECRETARY
                       VAN KAMPEN AMERICAN CAPITAL, INC.
                               ONE PARKVIEW PLAZA
                        OAKBROOK TERRACE, ILLINOIS 60181
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                             ---------------------


                                   Copies to:



                             WAYNE W. WHALEN, ESQ.


                              THOMAS A. HALE, ESQ.


                SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)

                             333 WEST WACKER DRIVE
                            CHICAGO, ILLINOIS 60606
                                 (312) 407-0700

                             ---------------------

Approximate Date of Proposed Public Offering: As soon as practicable following effectiveness of this Registration Statement.


It is proposed that this filing will become effective:


     [X]  immediately upon filing pursuant to paragraph (b)


     [ ]  on (date) pursuant to paragraph (b)

     [ ]  60 days after filing pursuant to paragraph (a)(i)
     [ ]  on (date) pursuant to paragraph (a)(i)
     [ ]  75 days after filing pursuant to paragraph (a)(ii)

     [ ]  on (date) pursuant to paragraph (a)(ii) of Rule 485


If appropriate, check the following box:
     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


                       DECLARATION PURSUANT TO RULE 24F-2



REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF SHARES UNDER THE SECURITIES ACT OF 1933 PURSUANT TO RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940 AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION A FORM 24F-2 FOR ITS FISCAL YEAR ENDING DECEMBER 31, 1997 ON OR ABOUT MARCH 31, 1998.

================================================================================

                                EXPLANATORY NOTE



     The Van Kampen American Capital Life Investment Trust (the "Trust") currently has nine operating series (each a "Series"). Enclosed herein are three forms of prospectus and one form of statement of additional information. One prospectus contains all nine Series of the Trust, the second prospectus contains seven of the Series of the Trust and the third prospectus contains one Series of the Trust.

               VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST

                             CROSS REFERENCE SHEET

                                                              PROSPECTUS CAPTION
FORM N-1A ITEM                                                ------------------

                     PART A
------------------------------------------------
 1.  Cover Page.................................  Cover Page
 2.  Synopsis...................................  Prospectus Summary
 3.  Condensed Financial Information............  Financial Highlights
 4.  General Description of Registrant..........  Investment Objectives and Policies;
                                                  Investment Practices; The Trust and Its
                                                    Management; Description of Shares of the
                                                    Trust
 5.  Management of the Fund.....................  Investment Practices; The Trust and Its
                                                    Management; Inside Back Cover
 6.  Capital Stock and Other Securities.........  The Trust and Its Management; Purchase of
                                                    Shares; Determination of Net Asset Value;
                                                    Redemption of Shares; Dividends,
                                                    Distributions and Taxes; Description of
                                                    Shares of the Trust; Additional
                                                    Information
 7.  Purchase of Securities Being Offered.......  Purchase of Shares
 8.  Redemption or Repurchase...................  Redemption of Shares
 9.  Pending Legal Proceedings..................  Inapplicable



                                                  STATEMENT OF ADDITIONAL INFORMATION CAPTION
PART B                                            -------------------------------------------
10.  Cover Page.................................  Cover Page
11.  Table of Contents..........................  Table of Contents
12.  General Information and History............  General Information
13.  Investment Objectives and Policies.........  Investment Objectives and Policies;
                                                  Repurchase Agreements; Forward Commitments;
                                                    Depositary Receipts; Options, Futures
                                                    Contracts and Options on Futures
                                                    Contracts; Loans on Portfolio Securities;
                                                    Investment Restrictions; Portfolio
                                                    Turnover
14.  Management of the Fund.....................  General Information; Trustees and Officers;
                                                    Investment Advisory Agreements
15.  Control Persons and Principal Holders of
       Securities...............................  General Information; Trustees and Officers;
                                                    Investment Advisory Agreements
16.  Investment Advisory and Other Services.....  Investment Advisory Agreements;
                                                  Distributor; Transfer Agent; Portfolio
                                                    Transactions and Brokerage; Other
                                                    Information
17.  Brokerage Allocation and Other Practices...  Portfolio Transactions and Brokerage
18.  Capital Stock and Other Securities.........  Purchase and Redemption of Shares
19.  Purchase, Redemption and Pricing of
       Securities Being Offered.................  Determination of Net Asset Value; Purchase
                                                  and Redemption of Shares
20.  Tax Status.................................  Tax Status of the Trust
21.  Underwriters...............................  Distributor
22.  Calculation of Performance Data............  Portfolio Performance; Money Market
                                                  Portfolio Yield Information
23.  Financial Statements.......................  Report of Independent Accountants;
                                                  Financial Statements; Notes to Financial
                                                    Statements
PART C


     Information required to be included in Part C is set forth under the appropriate item in Part C of this registration statement.

               VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST

                               One Parkview Plaza


                        Oakbrook Terrace, Illinois 60181

                                 (800) 421-5666


                                 April 30, 1997



    Van Kampen American Capital Life Investment Trust (the "Trust") is a diversified, open-end management investment company which offers shares in nine separate Portfolios (the "Portfolios"), each of which is described herein and offered pursuant to this Prospectus. Each Portfolio is in effect a separate mutual fund. Shares are sold only to separate accounts (the "Accounts") of various insurance companies to fund the benefits of variable annuity or variable life insurance policies (the "Contracts"). The Accounts may invest in shares of the Portfolios in accordance with allocation instructions received from Contract Owners. Such allocation rights are further described in the accompanying Prospectus for the Contracts. The investment objectives of the nine Portfolios are as follows:



    ASSET ALLOCATION PORTFOLIO (formerly known as Asset Allocation Fund) seeks high total investment return consistent with prudent risk through a fully managed investment policy utilizing equity securities as well as investment grade intermediate and long-term debt securities and money market securities.


    DOMESTIC INCOME PORTFOLIO (formerly known as the Domestic Strategic Income
    Fund) seeks current income as its primary investment objective. Capital appreciation is a secondary objective, which will be sought only when consistent with its primary investment objective. The Portfolio attempts to achieve these objectives through investment primarily in a diversified portfolio of fixed-income securities. The Portfolio may invest in investment grade securities and lower rated and nonrated securities. LOWER RATED SECURITIES (COMMONLY KNOWN AS "JUNK BONDS") ARE REGARDED BY THE RATING AGENCIES AS PREDOMINANTLY SPECULATIVE WITH RESPECT TO THE ISSUER'S CONTINUING ABILITY TO MEET PRINCIPAL AND INTEREST PAYMENTS.

    EMERGING GROWTH PORTFOLIO (formerly known as the Emerging Growth Fund) seeks capital appreciation by investing in a portfolio of securities consisting principally of common stocks of small and medium sized companies considered by Van Kampen American Capital Asset Management, Inc. (the "Adviser") to be emerging growth companies.

    ENTERPRISE PORTFOLIO (formerly known as the Common Stock Fund) seeks capital appreciation through investments believed by the Adviser to have above average potential for capital appreciation.


    GLOBAL EQUITY PORTFOLIO (formerly Global Equity Fund) seeks long-term growth of capital through investments in an internationally diversified portfolio of equity securities of companies of any nation including the United States.


    GOVERNMENT PORTFOLIO (formerly known as the Government Fund) seeks to provide investors with a high current return consistent with preservation of capital. The Portfolio invests primarily in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. In order to hedge against changes in interest rates, the Portfolio may also purchase or sell options and engage in transactions involving interest rate futures contracts and options on such contracts.

    GROWTH AND INCOME PORTFOLIO (formerly known as the Growth and Income Fund) seeks long-term growth of capital and income. The Portfolio invests principally in income-producing equity securities, including common stocks and convertible securities. Investments are also made in non-convertible preferred stocks and debt securities.

    MONEY MARKET PORTFOLIO (formerly known as the Money Market Fund) seeks protection of capital and high current income through investments in money market instruments. INVESTMENTS IN THE MONEY MARKET PORTFOLIO ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. ALTHOUGH THE MONEY MARKET PORTFOLIO SEEKS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE, THERE IS NO ASSURANCE THAT IT WILL BE ABLE TO DO SO.

    REAL ESTATE SECURITIES PORTFOLIO (formerly known as the Real Estate Securities Fund) seeks as its primary investment objective long-term growth of capital. Current income is a secondary consideration. The Portfolio seeks to achieve its objectives by investing principally in securities of companies operating in the real estate industry ("Real Estate Securities"). A "real estate industry company" is a company that derives at least 50% of its assets (marked to market), gross income or net profits from the ownership, construction, management or sale of residential, commercial or industrial real estate. Under normal market conditions, at least 65% of the Portfolio's total assets will be invested in Real Estate Securities, primarily equity securities of real estate investment trusts.

    There is no assurance that any Portfolio will achieve its investment objectives.
--------------------------------------------------------------------------------


    This Prospectus tells Contract Owners briefly the information they should know before allocating premiums or cash value to a Portfolio. Investors should read and retain this Prospectus for future reference.



    A Statement of Additional Information dated April 30, 1997 containing additional information about the Trust and its Portfolios is hereby incorporated in its entirety into this Prospectus. A copy of the Statement of Additional Information may be obtained without charge by calling (800) 421-5666 or for Telecommunications Device for the Deaf at (800) 421-2833. The Statement of Additional Information has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials of the Trust at the SEC's internet web site (http://www.sec.gov).



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

               VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST


CUSTODIAN:           State Street Bank and Trust
                     Company
                     225 Franklin Street
                     Boston, Massachusetts 02110

SHAREHOLDER          ACCESS Investor Services, Inc.
SERVICE AGENT:       P.O. Box 418256
                     Kansas City, Missouri 64141-9256
DISTRIBUTOR:         Van Kampen American Capital
                     Distributors, Inc.
                     One Parkview Plaza
                     Oakbrook Terrace, Illinois 60181

INVESTMENT           Van Kampen American Capital
ADVISER:             Asset Management, Inc.
                     One Parkview Plaza
                     Oakbrook Terrace, Illinois 60181

INVESTMENT           Morgan Stanley Asset
SUBADVISER           Management Inc.
(FOR GLOBAL          1221 Avenue of the Americas
EQUITY PORTFOLIO):   New York, New York 10020


                               TABLE OF CONTENTS


                                           Page
Prospectus Summary.......................    3
Financial Highlights.....................    7
Introduction.............................   16
Investment Objectives and Policies.......   16
  Asset Allocation Portfolio.............   16
  Domestic Income Portfolio..............   17
  Emerging Growth Portfolio..............   20
  Enterprise Portfolio...................   21
  Global Equity Portfolio................   21
  Government Portfolio...................   24
  Growth and Income Portfolio............   28
  Money Market Portfolio.................   28



                                           Page
  Real Estate Securities Portfolio.......   29
Investment Practices.....................   31
The Trust and Its Management.............   37
Purchase of Shares.......................   41
Determination of Net Asset Value.........   41
Redemption of Shares.....................   42
Dividends, Distributions and Taxes.......   42
Portfolio Performance....................   43
Description of Shares of the Trust.......   45
Additional Information...................   46
Appendix.................................   47


     No dealer, salesperson, or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust, the Adviser or the Distributor. This Prospectus does not constitute an offer by the Trust or by the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Trust to make such an offer in such jurisdiction.

                               PROSPECTUS SUMMARY


Shares Offered..........Shares of Beneficial Interest in nine Portfolios: the
                        Asset Allocation Portfolio, the Domestic Income Portfolio, the Emerging Growth Portfolio, the Enterprise Portfolio, the Global Equity Fund, the Government Portfolio, the Growth and Income Portfolio, the Money Market Portfolio and the Real Estate Securities Portfolio.


Type of Company.........Diversified, open-end management investment company.


Investment Objectives...The Asset Allocation Portfolio seeks high total investment return consistent with prudent risk through a fully managed investment policy utilizing equity securities as well as investment grade intermediate and long-term debt securities and money market securities. The Domestic Income Portfolio seeks current income as its primary investment objective; capital appreciation is a secondary objective, which will be sought only when consistent with its primary investment objective. The Emerging Growth Portfolio seeks capital appreciation by investing in a portfolio of securities consisting principally of common stock of small and medium sized companies considered by the Adviser to be emerging growth companies. The Enterprise Portfolio seeks capital appreciation through investments in securities believed by the Adviser to have above average potential for capital appreciation. The Global Equity Portfolio seeks long-term growth of capital through investments in an internationally diversified portfolio of equity securities of companies of any nation including the United States. The Government Portfolio seeks high current return consistent with preservation of capital. The Growth and Income Portfolio seeks long-term growth of capital and income. The Money Market Portfolio seeks protection of capital and high current income through investments in money market investments. The Real Estate Securities Portfolio seeks long-term growth of capital as its primary investment objective; current income is a secondary consideration. There can be no assurance that any Portfolio will achieve its investment objective.



Investment Policies and
  Risk Factors..........The Asset Allocation Portfolio may, at various times, be substantially invested in equity securities, bonds and notes or money market securities, based upon the Adviser's evaluation of economic and market trends and anticipated relative return available from a particular kind of security. Because prices of securities fluctuate, the value of an investment in the Portfolio will vary based upon the Portfolio's investment performance. Use of options, futures contracts and options on futures contracts may include additional risk. See "Investment Practices -- Using Options, Futures Contracts and Options on Futures Contracts."



                        The Domestic Income Portfolio invests in a diversified portfolio of fixed-income securities. The Portfolio expects that at all times at least 80% of its assets will be invested in fixed-income securities rated at the time of purchase B or higher by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P"), nonrated debt securities believed by the Adviser to be of comparable quality and U.S. Government securities. Securities rated BB or lower are regarded by the rating agencies as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Such securities are commonly referred to as "junk bonds." Because investment in lower rated securities involves greater investment risk, achievement of the Portfolio's investment objectives may be more dependent on the Adviser's credit analysis than would be the case if the Portfolio were investing in higher rated securities. Lower rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities and thus be subject to higher risk. A projection of an economic downturn, for example, could cause a decline in lower rated securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. In addition, the secondary trading market for lower rated securities may be less liquid than the market for higher grade securities. The market prices of debt securities also generally fluctuate with changes in interest rates so that the Portfolio's net asset value can be expected to decrease as long-term interest rates rise and to increase as long-term interest rates fall. The above risks may be increased by investments in debt securities not producing immediate cash income, such as zero-coupon and pay-in-kind securities. See "Investment Objectives and Policies."

                        The Emerging Growth Portfolio invests at least 65% of its total assets in common stocks of small and medium sized companies (less than $2 billion of market capitalization or annual sales), both domestic and foreign, considered by the Adviser to be emerging growth companies. The companies in which the Portfolio invests may offer greater opportunities for growth of capital than larger, more established companies, but investments in such companies may involve special risks. See "Investment Objectives and Policies" and "Investment Practices -- Foreign Securities." The use of options, futures contracts and related options may include additional risks. See "Investment Practices -- Using Options, Futures Contracts and Options on Futures Contracts."

                        The Enterprise Portfolio invests principally in common stocks of companies which, in the judgment of the Adviser, have above average potential for capital appreciation. Because prices of common stocks and other securities fluctuate, the value of an investment in the Portfolio will vary based upon the Portfolio's investment performance. Use of options, futures contracts and options on futures contracts may include additional risk. See "Investment Practices -- Using Options, Futures Contracts and Options on Futures Contracts."


                        The Global Equity Portfolio invests in an internationally diversified portfolio of equity securities of companies of any nation including the United States. See "Investment Objectives and Policies." Use of options, futures contracts and related options may include additional risks. See "Investment Practices -- Using Options, Futures Contracts and Related Options."


                        The Government Portfolio invests primarily in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Portfolio may sell (write) and purchase call and put options. The Portfolio also may purchase and sell interest rate futures contracts and options on such contracts since such transactions are entered into for bona fide hedging purposes. The Portfolio may purchase or sell U.S. Government securities on a forward commitment basis. The market prices of debt securities, including U.S. Government securities, generally fluctuate with changes in interest rates so that the Portfolio's net asset value can be expected to decrease as long-term interest rates rise and to increase as long-term interest rates fall. See "Investment Objectives and Policies -- Government Portfolio -- General."

                        The Growth and Income Portfolio invests principally in income-producing equity securities including common stock and convertible securities, although investments are also made in non-convertible preferred stocks and debt securities. Use of options, futures contracts and related options may include additional risks. See "Investment Practices -- Using Options, Futures Contracts and Options on Futures Contracts."

                        The Money Market Portfolio invests in money market instruments.

                        The Real Estate Securities Portfolio invests in a portfolio of securities of companies operating in the real estate industry ("Real Estate Securities"). Real Estate Securities include equity securities, including common stocks and convertible securities, as well as non-convertible preferred stocks and debt securities of real estate industry companies. A "real estate industry company" is a company that derives at least 50% of its assets (marked to market), gross income or net profits from the ownership, construction, management or sale of residential, commercial or industrial real estate. Under normal market conditions, at least 65% of the Portfolio's total assets will be invested in Real Estate Securities, primarily equity securities of real estate investment trusts. The Portfolio's investment in debt securities will be rated, at the time of investment, at least Baa by Moody's or BBB by S&P, a comparable rating by any other nationally recognized statistical rating organization or if unrated, determined by the Adviser to be of comparable quality. Under normal market conditions, the Portfolio may invest up to 35% of its total assets in equity and debt securities of companies outside the real estate industry, U.S. Government securities, cash and money market instruments. Because of the Portfolio's policy of concentrating its investments in Real Estate Securities, the Portfolio may be more susceptible than an investment company without such a policy to any single economic, political or regulatory occurrence affecting the real estate industry. In addition, the Portfolio will be affected by general changes in interest rates which will result in increases or decreases in the market value of the debt securities (and, to a lesser degree, equity securities) held by the Portfolio; the market value of such securities tends to have an inverse relationship to the movement of interest rates. For additional information regarding the risk connected with investment in Real Estate Securities, see "Investment Objectives and Policies -- Real Estate Securities Portfolio -- Risk Factors." The Portfolio may invest up to 25% of its total assets in securities issued by foreign issuers, some or all of which may also be Real Estate Securities. Investments in foreign securities involve certain risks not ordinarily associated with investments in securities of domestic issuers, including fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. See "Investment Practices -- Foreign Securities." The Portfolio may purchase or sell debt securities on a forward commitment basis. See "Investment Practices -- Forward Commitments." The Portfolio may use portfolio management techniques and strategies involving options, futures contracts and options on futures. The utilization of options, futures contracts and options on futures contracts may involve greater than ordinary risks and the likelihood of more volatile price fluctuation. See "Investment Practices -- Using Options, Futures Contracts and Options on Futures Contracts."


Redemption..............At the net asset value next determined after the
                        Portfolio receives a redemption request.



Investment Adviser......Van Kampen American Capital Asset Management, Inc. (the
"Adviser") is the investment adviser for each Portfolio. Morgan Stanley Asset
                        Management Inc. (the "Subadviser") provides subadvisory services to the Adviser with respect to the Global Equity Portfolio.



Distributor.............Van Kampen American Capital Distributors, Inc. (the
                        "Distributor") distributes each Portfolio's shares.



Dividends and
  Distributions.........Dividends from net investment income are declared each business day for the Money Market Portfolio and the Government Portfolio. Such dividends are distributed monthly. The Government Portfolio may distribute any net short-term capital gains and any net long-term capital gains at least annually. The Asset Allocation Portfolio, Domestic Income Portfolio, Emerging Growth Portfolio, the Enterprise Portfolio, the Global Equity Portfolio, the Growth and Income Portfolio and the Real Estate Securities Portfolio declare dividends and any capital gains distributions annually.



  The foregoing is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Prospectus.

                              FINANCIAL HIGHLIGHTS


     The following financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. The most recent annual report (which contains financial highlights for the last five years) is included in the Statement of Additional Information and may be obtained by shareholders without charges by calling the telephone number on the cover of this Prospectus. This information should be read in conjunction with the related financial statements and notes thereto included in the Statement of Additional Information.



ASSET ALLOCATION PORTFOLIO



                                                                   PERIOD ENDED DECEMBER 31
                                                    ------------------------------------------------------
                                                     1996      1995      1994     1993      1992     1991
                                                    -------   -------   ------   -------   ------   ------
Net Asset Value, Beginning of the Period..........  $ 11.64   $  9.99   $11.80   $ 11.92   $12.08   $10.43
                                                    -------   -------   ------   -------   ------   ------
  Net Investment Income...........................     .482       .48      .45       .29      .37      .47
  Net Realized and Unrealized Gain/Loss on
    Securities....................................    1.083    2.6425     (.89)    .6025     .493     2.27
                                                    -------   -------   ------   -------   ------   ------
Total From Investment Operations..................    1.565    3.1225     (.44)    .8925     .863     2.74
                                                    -------   -------   ------   -------   ------   ------
LESS:
  Distributions from Net Investment Income........     .478     .4775      .45     .2925    .3689    .4825
  Distributions from Net Realized Gain on
    Securities....................................    1.375      .995      .90       .63    .6541    .6075
  Distributions in Excess of Net Realized Gain on
    Securities....................................       --        --      .02       .09       --       --
                                                    -------   -------   ------   -------   ------   ------
Total Distributions...............................    1.853    1.4725     1.37    1.0125    1.023     1.09
                                                    -------   -------   ------   -------   ------   ------
Net Asset Value, End of the Period................  $11.352   $ 11.64   $ 9.99   $ 11.80   $11.92   $12.08
                                                    =======   =======   ======   =======   ======   ======
Total Return(1)*..................................   13.87%    31.36%   (3.66%)    7.71%    7.28%   27.05%
Net Assets at End of the Period (In millions).....  $  63.9   $  63.0   $ 56.6   $  64.9   $ 59.6   $ 52.2
Ratio of Expenses to Average Net Assets*..........     .60%      .60%     .60%      .60%     .60%     .60%
Ratio of Net Investment Income to Average Net
  Assets*.........................................    3.78%     3.85%    3.70%     2.34%    3.05%    4.12%
Portfolio turnover rate...........................     118%      124%     163%      150%     126%      88%
Average Commission Paid Per Equity Share
  Traded(2).......................................  $ .0561        --       --        --       --       --
*If certain expenses had not been assumed by the
 Adviser, Total Return would have been lower and
 the ratios would have been as follows:
Ratio of Expenses to Average Net Assets...........     .81%      .74%     .72%      .74%     .77%     .80%
Ratio of Net Investment Income to Average Net
  Assets..........................................    3.57%     3.71%    3.58%     2.20%    2.88%    3.92%

                                                                                       JUNE 30, 1987
                                                     PERIOD ENDED DECEMBER 31        (COMMENCEMENT OF
                                                    --------------------------   INVESTMENT OPERATIONS) TO
                                                     1990      1989      1988        DECEMBER 31, 1987
                                                    -------   -------   ------   -------------------------
Net Asset Value, Beginning of the Period..........  $ 10.77   $  9.67   $ 9.56            $10.00
                                                    -------   -------   ------           -------
  Net Investment Income...........................      .52       .59      .61               .18
  Net Realized and Unrealized Gain/Loss on
    Securities....................................    (.325)     1.13    .1125             (.445)
                                                    -------   -------   ------           -------
Total From Investment Operations..................     .195      1.72    .7225             (.265)
                                                    -------   -------   ------           -------
LESS:
  Distributions from Net Investment Income........     .535      .595    .6125              .175
  Distributions from Net Realized Gain on
    Securities....................................       --      .025       --                --
  Distributions in Excess of Net Realized Gain on
    Securities....................................       --        --       --                --
                                                    -------   -------   ------           -------
Total Distributions...............................     .535       .62    .6125              .175
                                                    -------   -------   ------           -------
Net Asset Value, End of the Period................  $ 10.43   $ 10.77   $ 9.67            $ 9.56
                                                    =======   =======   ======           =======
Total Return(1)*..................................    1.89%    17.82%    7.56%            (5.23%)
Net Assets at End of the Period (In millions).....  $  40.3   $  40.5   $ 31.4            $ 22.7
Ratio of Expenses to Average Net Assets*..........     .60%      .60%     .60%              .60%
Ratio of Net Investment Income to Average Net
  Assets*.........................................    4.70%     5.93%    6.36%             6.48%
Portfolio turnover rate...........................      46%       50%      48%               27%
Average Commission Paid Per Equity Share
  Traded(2).......................................       --        --       --                --
*If certain expenses had not been assumed by the
 Adviser, Total Return would have been lower and
 the ratios would have been as follows:
Ratio of Expenses to Average Net Assets...........     .80%      .86%     .90%              .95%
Ratio of Net Investment Income to Average Net
  Assets..........................................    4.50%     5.67%    6.06%             6.13%


---------------------

(1) Total return for periods of less than one year are not annualized. Total return does not consider the effect of sales loads.


(2) Represents the average brokerage commissions paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal periods prior to 1996.

     The following financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. The most recent annual report (which contains financial highlights for the last five years) is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the cover of this Prospectus. This information should be read in conjunction with the related financial statements and notes thereto included in the Statement of Additional Information.


DOMESTIC INCOME PORTFOLIO


                                                               PERIOD ENDED DECEMBER 31
                                   ---------------------------------------------------------------------------------
                                    1996     1995      1994     1993     1992     1991     1990     1989      1988
PER SHARE OPERATING PERFORMANCE    -------  -------  --------  -------  -------  -------  -------  -------  --------
Net Asset Value, Beginning of the
  Period.........................  $  8.21  $  7.35  $   8.58  $  8.00  $  7.74  $  6.98  $  8.64  $ 10.96  $  10.15
                                   -------  -------  --------  -------  -------  -------  -------  -------  --------
  Net Investment Income..........     .755      .71       .85      .72      .69     .685    1.035    1.725       .62
  Net Realized and Unrealized
    Gain/Loss on Securities......    (.212)   .8525   (1.2275)   .5825    .2725    .7525    (1.64)   (2.31)    .8975
                                   -------  -------  --------  -------  -------  -------  -------  -------  --------
Total from Investment
  Operations.....................     .543   1.5625    (.3775)  1.3025    .9625   1.4375    (.605)   (.585)   1.5175
                                   -------  -------  --------  -------  -------  -------  -------  -------  --------
  Distributions from Net
    Investment Income............     .745    .7025     .8525    .7225    .7025    .6775    1.055    1.725       .61
  Distributions from Net Realized
    Gain on Securities...........       --       --        --       --       --       --       --      .01     .0975
                                   -------  -------  --------  -------  -------  -------  -------  -------  --------
Total Distributions..............     .745    .7025     .8525    .7225    .7025    .6775    1.055    1.735     .7075
                                   -------  -------  --------  -------  -------  -------  -------  -------  --------
Net Asset Value, End of the
  Period.........................  $ 8.008  $  8.21  $   7.35  $  8.58  $  8.00  $  7.74  $  6.98  $  8.64  $  10.96
                                   =======  =======  ========  =======  =======  =======  =======  =======  ========

Total Return(1)*.................    6.68%   21.37%    (4.33%)  16.32%   12.50%   21.23%   (7.23%)  (5.44%)   14.95%
Net Assets at End of the Period
  (In millions)..................  $  19.8  $  26.6  $   21.3  $  27.4  $  21.1  $  17.4  $   6.3  $   8.1  $    8.1
Ratio of Expenses to Average Net
  Assets*........................     .60%     .60%      .60%     .60%     .60%     .60%     .60%     .60%      .60%
Ratio of Net Investment Income to
  Average Net Assets*............    7.97%    8.11%     8.35%    7.80%    8.89%    9.72%   11.99%   12.92%    10.88%

Portfolio Turnover Rate..........      77%      54%       94%     130%     117%      90%     123%      56%       44%
*If certain expenses had not been
 assumed by the Adviser, Total
 Return would have been lower and
 the ratios would have been as
 follows:
Ratio of Expenses to Average Net
  Assets.........................    1.29%     .93%      .95%     .95%     .95%     .95%     .95%     .95%      .95%
Ratio of Net Investment Income to
  Average Net Assets.............    7.28%    7.78%     8.00%    7.40%    8.54%    9.37%   11.64%   12.57%    10.53%

                                       NOVEMBER 4, 1987
                                       (COMMENCEMENT OF
                                   INVESTMENT OPERATIONS) TO
                                       DECEMBER 31, 1987
PER SHARE OPERATING PERFORMANCE    -------------------------
Net Asset Value, Beginning of the
  Period.........................                    $10.00
                                                    -------
  Net Investment Income..........                       .08
  Net Realized and Unrealized
    Gain/Loss on Securities......                     .1525
                                                    -------
Total from Investment
  Operations.....................                     .2325
                                                    -------
  Distributions from Net
    Investment Income............                     .0825
  Distributions from Net Realized
    Gain on Securities...........                        --
                                                    -------
Total Distributions..............                     .0825
                                                    -------
Net Asset Value, End of the
  Period.........................                    $10.15
                                                    =======
Total Return(1)*.................                     1.50%
Net Assets at End of the Period
  (In millions)..................                    $  1.2
Ratio of Expenses to Average Net
  Assets*........................                      .60%
Ratio of Net Investment Income to
  Average Net Assets*............                     5.58%
Portfolio Turnover Rate..........                       42%
*If certain expenses had not been
 assumed by the Adviser, Total
 Return would have been lower and
 the ratios would have been as
 follows:
Ratio of Expenses to Average Net
  Assets.........................                      .95%
Ratio of Net Investment Income to
  Average Net Assets.............                     5.23%


---------------------

(1) Total return for periods of less than one year are not annualized. Total return does not consider the effect of sales loads.

     The following financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. The most recent annual report is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the cover of this Prospectus. This information should be read in conjunction with the related financial statements and notes thereto included in the Statement of Additional Information.


EMERGING GROWTH PORTFOLIO


                                                                                   JULY 3, 1995
                                                               YEAR ENDED        (COMMENCEMENT OF
                                                              DECEMBER 31,   INVESTMENT OPERATIONS) TO
                                                                  1996           DECEMBER 31, 1995
                                                              ------------   -------------------------
Net Asset Value, Beginning of the Period....................    $ 11.72               $ 10.00
                                                                -------           -----------
  Net Investment Loss.......................................      (.016)                 (.08)
  Net Realized and Unrealized Gain on Securities............      1.956                  1.80
                                                                -------           -----------
Total from Investment Operations............................      1.940                  1.72
                                                                -------           -----------
Net Asset Value, End of the Period..........................    $13.660               $ 11.72
                                                                =======           ===========
Total Return*...............................................     16.55%                17.20%(1)
Net Assets at End of the Period (In millions)...............    $   5.2               $   2.3
Ratio of Expenses to Average Net Assets*....................       .85%                 2.50%
Ratio of Net Investment Loss to Average Net Assets*.........      (.17%)               (1.45%)
Portfolio Turnover..........................................       102%                   41%(1)
Average Commission Per Equity Share Traded(2)...............    $ .0470             --
*If certain expenses had not been assumed by the Adviser,
 Total Return would have been lower and the ratios would
 have been as follows:
Ratio of Expenses to Average Net Assets.....................      3.28%                 5.40%
Ratio of Net Investment Loss to Average Net Assets..........     (2.60%)               (4.35%)


-------------------------

(1) Non-Annualized



(2) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.

     The following financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. The most recent annual report (which contains financial highlights for the last five years) is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the cover of this Prospectus. This information should be read in conjunction with the related financial statements and notes thereto included in the Statement of Additional Information.


ENTERPRISE PORTFOLIO


                                                                        PERIOD ENDED DECEMBER 31
                                        -----------------------------------------------------------------------------------------
                                         1996      1995     1994     1993     1992     1991     1990     1989     1988    1987(2)
                                        -------   ------   ------   ------   ------   ------   ------   ------   ------   -------
Net Asset Value, Beginning of the
  Period..............................   $14.69   $12.39   $14.57   $14.21   $13.44   $10.09   $11.30    $8.70    $7.97     $9.33
                                        -------   ------   ------   ------   ------   ------   ------   ------   ------   -------
  Net Investment Income...............     .113      .32      .25      .21      .23     .265     .395      .40      .32       .18
  Net Realized and Unrealized
    Gain/Loss on Securities...........    3.417     4.22   (.7625)  1.0325      .77     3.37    (1.17)    2.57     .765   (1.1975)
                                        -------   ------   ------   ------   ------   ------   ------   ------   ------   -------
Total from Investment Operations......    3.530     4.54   (.5125)  1.2425     1.00    3.635    (.775)    2.97    1.085   (1.0175)
                                        -------   ------   ------   ------   ------   ------   ------   ------   ------   -------
Less:
  Distributions from Net Investment
    Income............................     .109    .3175      .25     .215      .23     .285     .435      .37      .30     .2575
  Distributions from Net Realized Gain
    on Securities.....................    1.849   1.9225   1.4175    .6675      -0-      -0-      -0-      -0-     .055      .085
                                        -------   ------   ------   ------   ------   ------   ------   ------   ------   -------
Total Distributions...................    1.958     2.24   1.6675    .8825      .23     .285     .435      .37     .355     .3425
                                        -------   ------   ------   ------   ------   ------   ------   ------   ------   -------
Net Asset Value, End of the Period....  $16.262   $14.69   $12.39   $14.57   $14.21   $13.44   $10.09   $11.30    $8.70     $7.97
                                        =======   ======   ======   ======   ======   ======   ======   ======   ======   =======
Total Return*.........................   24.80%   36.98%   (3.39%)   8.98%    7.48%   36.41%   (6.84%)  34.23%   13.61%   (11.12%)
Net Assets at End of the Period (In
  millions)...........................    $84.8    $76.0    $67.5    $72.3    $65.6    $57.8    $27.2    $31.8    $24.0     $31.0
Ratios of Expenses to Average Net
  Assets*.............................     .60%     .60%     .60%     .60%     .60%     .60%     .60%     .60%     .60%      .60%
Ratio of Net Investment Income to
  Average Net Assets*.................     .68%    2.06%    1.72%    1.41%    1.78%    2.33%    3.64%    3.74%    3.13%     1.65%
Portfolio Turnover....................     152%     145%     153%     139%     116%      95%     122%      86%      63%       75%
Average Commission Paid per Equity
  Share Traded(1).....................   $.0435       --       --       --       --       --       --       --       --        --
*If certain expenses had not been
 assumed by the Adviser. Total Return
 would have been lower and the ratios
 would have been as follows:
Ratio of Expenses to Average Net
  Assets..............................     .75%     .68%     .68%     .72%     .74%     .90%     .93%     .93%     .95%      .89%
Ratio of Net Investment Income to
  Average Net Assets..................     .53%    1.98%    1.64%    1.29%    1.64%    2.03%    3.31%    3.41%    2.78%     1.36%


---------------------

(1) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.


(2) Based on average month-end shares outstanding.

     The following financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. The most recent annual report is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the cover of this Prospectus. This information should be read in conjunction with the related financial statements and notes thereto included in the Statement of Additional Information.



GLOBAL EQUITY PORTFOLIO



                                                                  YEAR             JULY 3, 1995
                                                                 ENDED           (COMMENCEMENT OF
                                                              DECEMBER 31,   INVESTMENT OPERATIONS) TO
                                                                  1996           DECEMBER 31, 1995
                                                              ------------   -------------------------
Net Asset Value, Beginning of the Period....................    $ 10.30               $ 10.00
                                                                -------           -----------
  Net Investment Income/Loss................................       .035                  (.16)
  Net Realized and Unrealized Gain on Securities............      1.687                   .46
                                                                -------           -----------
Total from Investment Operations............................      1.722                   .30
                                                                -------           -----------
Less:
  Distributions from and in Excess of Net Investment
     Income.................................................       .188                    --
  Distributions from Net Realized Gain on Securities........       .176                    --
                                                                -------           -----------
Total Distributions.........................................       .364                    --
                                                                -------           -----------
Net Asset Value, End of the Period..........................    $11.658               $ 10.30
                                                                =======           ===========
Total Return(1)*............................................     16.72%                 3.00%**
Net Assets at End of the Period (In millions)...............    $   2.5               $   2.4
Ratio of Expenses to Average Net Assets*....................      1.20%                 4.35%
Ratio of Net Investment Income/Loss to Average Net
  Assets*...................................................       .27%                (2.76%)
Portfolio Turnover Rate.....................................        94%                   42%**
Average Commission Rate per Equity Share Traded(2)..........    $ .0245                    --
*If certain expenses had not been assumed by the Adviser,
 Total Return would have been lower and the ratios would
 have been as follows.
Ratio of Expenses to Average Net Assets.....................      7.43%                 8.27%
Ratio of Net Investment Loss to Average Net Assets..........     (5.96%)               (6.68%)


---------------------

** Non-Annualized.


(1) Total return for a period of less than one year is not annualized. Total return does not consider the effect of sales loads.


(2) Represents the average brokerage commissions paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.

     The following financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. The most recent annual report (which contains financial highlights for the last five years) is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the cover of this Prospectus. This information should be read in conjunction with the related financial statements and notes thereto included in the Statement of Additional Information.


GOVERNMENT PORTFOLIO


                                                      PERIOD ENDED DECEMBER 31
                      ----------------------------------------------------------------------------------------
                       1996     1995     1994     1993     1992      1991     1990     1989     1988     1987
                      ------   ------   ------   ------   -------   ------   ------   ------   ------   ------
Net Asset Value,
  Beginning of the
  Period............  $ 9.06   $ 8.28   $ 9.26   $ 9.13   $  9.29   $ 8.70   $ 8.80   $ 8.48   $ 8.68   $ 9.91
                      ------   ------   ------   ------   -------   ------   ------   ------   ------   ------
  Net Investment
    Income..........    .569      .60      .56      .57      .665      .74     .785      .84      .88      .76
  Net Realized and
    Unrealized
    Gain/Loss on
    Securities......   (.388)     .78    (.985)    .135    (.1575)     .60    (.105)    .325    (.215)    (.97)
                      ------   ------   ------   ------   -------   ------   ------   ------   ------   ------
Total from
  Investment
  Operations........    .481     1.38    (.425)    .705     .5075     1.34      .68    1.165     .665     (.21)
                      ------   ------   ------   ------   -------   ------   ------   ------   ------   ------
Less:
  Distributions from
    Net Investment
    Income..........    .575      .60     .555     .575     .6675      .75      .78     .845     .865    .7525
  Distributions from
    Net Realized
    Gain on
    Securities......    --       --       --       --       --        --       --       --       --      .2675
                      ------   ------   ------   ------   -------   ------   ------   ------   ------   ------
Total
  Distributions.....    .575      .60     .555     .575     .6675      .75      .78     .845     .865     1.02
                      ------   ------   ------   ------   -------   ------   ------   ------   ------   ------
Net Asset Value, End
  of the Period.....  $8.666   $ 9.06   $ 8.28   $ 9.26   $  9.13   $ 9.29   $ 8.70   $ 8.80   $ 8.48   $ 8.68
                      ======   ======   ======   ======   =======   ======   ======   ======   ======   ======

Total Return(1)*....   2.12%   17.17%   (4.63%)   7.86%     5.73%   16.23%    8.31%   14.31%    6.74%   (2.12%)
Net Assets at End of
  the Period (In
  millions).........  $ 57.3   $ 67.0   $ 65.5   $ 80.6   $  74.8   $ 77.0   $ 73.2   $ 81.2   $ 90.6   $108.8
Ratio of Expenses to
  Average Net
  Assets*...........    .60%     .60%     .60%     .60%      .60%     .60%     .60%     .60%     .60%     .60%
Ratio of Net
  Investment Income
  to Average Net
  Assets*...........   6.56%    6.89%    6.71%    6.45%     7.29%    8.37%    9.19%    9.56%    9.29%    8.37%

Portfolio Turnover
  Rate..............    143%     164%     192%      91%       36%      57%     164%      42%      88%      65%
*If certain expenses
 had not been
 assumed by the
 Adviser, Total
 Return would have
 been lower and the
 ratios would have
 been as follows:
Ratio of Expenses to
  Average Net
  Assets............    .80%     .72%     .70%     .70%      .70%     .70%     .69%     .66%     .64%     .64%
Ratio of Net
  Investment Income
  to Average Net
  Assets............   6.36%    6.77%    6.61%    6.35%     7.19%    8.27%    9.10%    9.50%    9.25%    8.33%


---------------------
(1) Total return does not consider the effect of sales loads.

     The following financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. The most recent annual report is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the cover of this Prospectus. This information should be read in conjunction with the related financial statements and notes thereto included in the Statement of Additional Information.



GROWTH AND INCOME FUND



                                                                  DECEMBER 23, 1996
                                                                  (COMMENCEMENT OF
                                                              INVESTMENT OPERATIONS) TO
                                                                  DECEMBER 31, 1996
                                                              -------------------------
Net Asset Value, Beginning of the Period....................          $10.000
                                                                      --------
  Net Investment Income.....................................             .011
  Net Realized and Unrealized
     Loss on Securities.....................................            (.041)
                                                                      --------
Total from Investment Operations............................            (.030)
                                                                      --------
Net Asset Value, End of the Period..........................          $ 9.970
                                                                      ========
Total Return*...............................................             (.30%)(1)
Net Assets at End of the Period (In millions)...............          $   0.5
Ratio of Expenses to Average Net Assets*....................              .75%
Ratio of Net Investment Income to Average Net Assets*.......             4.47%
Portfolio Turnover..........................................                0%(1)
Average Commission Paid Per Equity Share Traded(2)..........          $ .0203
*If certain expenses had not been assumed by the Adviser,
 Total Return would have been lower and the ratios would
 have been as follows:
Ratio of Expenses to Average Net Assets.....................            45.97%
Ratio of Net Investment Income/Loss to Average Net Assets...           (40.74%)


---------------------

(1) Non-Annualized



(2) Represents the average brokerage commissions paid per equity share traded during the period for trades where commissions were applicable.

     The following financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. The most recent annual report (which contains financial highlights for the last five years) in included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the cover of this Prospectus. This information should be read in conjunction with the related financial statements and notes thereto included in the Statement of Additional Information.


MONEY MARKET PORTFOLIO


                                                                     PERIOD ENDED DECEMBER 31
                                  -----------------------------------------------------------------------------------------------
                                  1996     1995      1994      1993      1992      1991      1990     1989      1988       1987
                                  -----   -------   -------   -------   -------   -------   ------   -------   -------   --------
Net Asset Value, Beginning of
  the Period....................  $1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $ 1.00   $  1.00   $  1.00   $   1.00
                                  -----   -------   -------   -------   -------   -------   ------   -------   -------   --------
  Net Investment Income.........   .048     .0533     .0365     .0262     .0331     .0546     .076     .0877     .0714      .0624
  Net Realized and Unrealized
    Loss on Securities..........   --       --        --        --        --        --        --       --        --       (.00002)
                                  -----   -------   -------   -------   -------   -------   ------   -------   -------   --------
Total from Investment
  Operations....................   .048     .0533     .0365     .0262     .0331     .0546     .076     .0877     .0714     .06238
                                  -----   -------   -------   -------   -------   -------   ------   -------   -------   --------
Less Distributions From Net
  Investment Income.............   .048    (.0533)   (.0365)   (.0262)   (.0331)   (.0546)   (.076)   (.0877)   (.0714)   (.06238)
                                  -----   -------   -------   -------   -------   -------   ------   -------   -------   --------
Net Asset Value, End of the
  Period........................  $1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $ 1.00   $  1.00   $  1.00   $   1.00
                                  =====   =======   =======   =======   =======   =======   ======   =======   =======   ========
Total Return(1)*................  4.89%     5.46%     3.71%     2.66%     3.36%     5.46%    7.83%     9.13%     7.38%      6.41%
Net Assets at End of the Period
  (In millions).................  $19.6   $  21.6   $  28.5   $  30.0   $  32.9   $  38.0   $ 34.3   $  29.0   $  24.5   $   18.6
Ratios to Average Net Assets
  (annualized)
Ratios of Expenses to Average
  Net Assets*...................   .60%      .60%      .60%      .60%      .60%      .60%     .60%      .60%      .60%       .60%
Ratios of Net Investment Income
  to Average Net Assets*........  4.78%     5.33%     3.63%     2.63%     3.32%     5.44%    7.59%     8.76%     7.22%      6.24%
*If certain expenses had not
 been assumed by the Adviser,
 Total Return would have been
 lower and the ratios would have
 been as follows:
Ratio of Expenses to Average Net
  Assets........................  1.29%      .93%      .87%      .95%      .89%      .87%     .89%      .95%      .95%       .95%
Ratio of Net Investment Income
  to Average Net Assets.........  4.10%     5.00%     3.37%     2.28%     3.03%     5.17%    7.30%     8.41%     6.87%      5.89%


---------------------

(1) Total return does not consider the effect of sales loads.

     The following financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. The most recent annual report is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the cover of this Prospectus. This information should be read in conjunction with the related financial statements and notes thereto included in the Statement of Additional Information.



REAL ESTATE SECURITIES PORTFOLIO



                                                                                        JULY 3, 1995
                                                                                      (COMMENCEMENT OF
                                                                 YEAR ENDED       INVESTMENT OPERATIONS) TO
                                                              DECEMBER 31, 1996       DECEMBER 31, 1995
                                                              -----------------   -------------------------
Net Asset Value, Beginning of the Period....................       $ 10.74                 $ 10.00
                                                                   -------
     Net Investment Income..................................          .217                     .20
     Net Realized and Unrealized Gain on Securities.........         4.117                   .6325
                                                                   -------
Total from Investment Operations............................         4.334                   .8325
                                                                   -------
Less:
  Distributions from Net Investment Income..................         (.199)                 (.0925)
                                                                   -------
  Distributions from Net Realized Gain on Securities........          .091
                                                                   -------
Total Distributions.........................................          .290
                                                                   -------
Net Asset Value, End of the Period..........................       $14.784                 $ 10.74
                                                                   =======
Total Return*...............................................        40.53%                   8.35%(1)
Net Assets at End of the Period (In Millions)...............       $ 167.5                 $   8.6
Ratio of Expenses to Average Net Assets*....................         1.10%                   2.50%
Ration of Net Investment Income to Average Net Assets*......         5.06%                   3.75%
Portfolio Turnover..........................................           84%                     85%(1)
Average Commission Paid Per Equity Share Traded(2)..........       $ .0313                      --
 * If certain expenses had not been assumed by the Adviser, Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets.....................         1.27%                   2.90%
Ratio of Net Investment Income to Average Net Assets........         4.89%                   3.36%


---------------------


(1) Non-Annualized



(2) Represents the average brokerage commissions paid per equity share traded during the period where commissions were applicable. This disclosure was not required in fiscal periods prior to 1996.

INTRODUCTION


     The Trust is a duly organized Delaware business trust with nine separate Portfolios, each of which is described herein and offered pursuant to this Prospectus. Each Portfolio has separate assets and liabilities and a separate net asset value per share. Shares of a Portfolio represent an interest only in that Portfolio. Since market risks are inherent in all securities to varying degrees, assurance cannot be given that the investment objectives of any of the Portfolios will be met.


INVESTMENT OBJECTIVES AND POLICIES

     Each Portfolio of the Trust has a different investment objective which it pursues through separate investment policies as described below. See "Investment Practices" for further discussion of investment techniques and strategies. The investment objective of each Portfolio, except the Real Estate Securities Portfolio, is a fundamental policy and may not be changed without shareholder approval. With respect to the Real Estate Securities Portfolio, the investment objective may be changed by the Trustees. If there is a change in the objective of such Portfolio, shareholders should consider whether the Portfolio remains an appropriate investment in light of their then current financial position and needs. The differences in objectives and policies among the Portfolios can be expected to affect the return of each Portfolio and the degree of market and financial risk to which each Portfolio is subject.


ASSET ALLOCATION PORTFOLIO



     The investment objective of the Asset Allocation Portfolio is to seek a high total investment return consistent with prudent risk through a fully managed investment policy utilizing equity as well as investment grade intermediate and long-term debt securities and money market securities. Total investment return consists of current income, including dividends, interest, and discount accruals, and capital appreciation. The Adviser may vary the composition of the Portfolio from time to time based upon an evaluation of economic and market trends and the anticipated relative total return available from a particular type of security. Accordingly, the Asset Allocation Portfolio may, at any given time, be substantially invested in equity securities, bonds and notes or money market securities. Achieving this objective depends on management's abilities to assess the effect of economic and market trends on different sectors of the market. There can be no assurances that the investment objective of the Portfolio will be achieved.



     The Portfolio may invest in those money market securities which are eligible investments for the Fund's Money Market Portfolio. It may also invest in intermediate and long-term debt securities, including convertible securities, and in preferred and convertible preferred stock which are rated at the time of purchase BBB or better by S&P or Baa or better by Moody's, or in nonrated securities determined by the Adviser to be of comparable quality. To the extent investments are made in fixed-income securities, the Portfolio will invest primarily in such securities which are rated A or better by either rating agency. These ratings are described in the Appendix hereto. The Portfolio is not limited as to the maturities of the debt securities it may purchase. Debt securities with longer maturities generally tend to produce higher yields and are subject to greater market fluctuation as a result of changes in interest rates than debt securities with shorter maturities.



     The common stocks in which the Portfolio may invest will be primarily stocks of large-capitalization companies. Generally, the characteristics of such companies include a strong balance sheet, good financial resources, a satisfactory rate of return on capital, a good industry position and superior management skills. The Adviser believes that companies that conform most closely to these characteristics often tend to exhibit generally consistent earnings growth.



     The Portfolio may engage in portfolio management strategies and techniques involving options, futures, contracts and options on futures contracts. Options, futures contracts, and options on futures contracts are described in "Investment Practices -- Using Options, Futures Contracts, and Options on Futures Contracts."

     The Portfolio may also invest in equity and debt securities of foreign issuers, including non-U.S. dollar denominated debt securities, Eurodollar securities and securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof. The Portfolio will limit its investment in foreign securities to 25% of its total assets, taken at market value at the time of each investment. See "Investment Practices -- Foreign Securities." For a discussion of the Portfolio's practices regarding investment companies see "Investment Practices -- Investment in Investment Companies."



     Because of the fully managed approach of the Portfolio, portfolio turnover may be greater resulting in increased brokerage charges to the Portfolio.


DOMESTIC INCOME PORTFOLIO


     The primary investment objective of the Domestic Income Portfolio is to seek current income. Capital appreciation is a secondary objective, which will be sought only when consistent with its primary objective. The Portfolio attempts to achieve these investment objectives by investing primarily in fixed-income securities, including both convertible and non-convertible debt securities and preferred stocks. The Portfolio may invest in investment grade securities and lower rated and nonrated securities. There is no assurance that these objectives will be achieved and yields may fluctuate over time. The Portfolio may also invest in debt securities of foreign issuers, including non-U.S. dollar denominated debt securities, Eurodollar securities and securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof. The Portfolio will limit its investment in foreign securities to 25% of its total assets at the time of investment. See "Investment Practices -- Foreign Securities."



     The Portfolio expects that at all times at least 80% of its assets will be invested in fixed-income securities rated at the time of purchase B or higher by Moody's or S&P, nonrated debt securities considered by the Adviser to be of comparable quality and U.S. Government securities. See the Appendix for a description of corporate bond ratings. The Portfolio may also purchase or sell U.S. Government securities on a forward commitment basis. See "Investment Practices -- Forward Commitments."



     The Portfolio may invest in debt securities rated below B by both Moody's and S&P or nonrated debt securities considered by the Adviser to be of comparable quality (commonly known as "junk bonds"), common stocks or other equity securities and income bonds on which interest is not accrued by the Portfolio when such investments are consistent with the Portfolio's investment objectives or are acquired as part of a unit consisting of a combination of fixed-income or equity securities. The Portfolio may also invest in prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. See "Investment Practices -- Repurchase Agreements." Equity securities as referred to herein do not include preferred stocks. The Portfolio will not purchase any such securities which will cause more than 20% of its total assets to be so invested or which would cause more than 10% of its total assets to be invested in common stocks or other equity securities.


     In general, the prices of debt securities vary inversely with interest rates. If interest rates rise, debt security prices generally fall; if interest rates fall, debt security prices generally rise. In addition, for a given change in interest rates, longer-maturity debt securities fluctuate more in price (gaining or losing more in value) than shorter-maturity debt securities, and generally offer higher yields than shorter-maturity debt securities, all other factors, including credit quality, being equal. This potential for a decline in prices of debt securities due to rising interest rates is referred to herein as "market risk." While the Portfolio has no policy limiting the maturities of the debt securities in which it may invest, the Adviser seeks to moderate market risk by generally maintaining a portfolio duration within a range of four to six years.


     Duration is a measure of the expected life of a debt security on a present value basis expressed in years that incorporates a security's yield, coupon interest payments, final maturity and call features into one measure. Traditionally a debt security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "price volatility" of the security). However, "term to maturity" measures only the time until a debt security provides its final payment taking no account of the pattern of the security's payments of interest or principal prior to maturity. Duration measures the length of the time interval between the present and the time when the interest and principal payments are scheduled to be received (or in the case of a callable bond, expected to be received), weighing them by the present value of the cash to be received at each future point in time. In general, the lower the coupon rate of interest or the longer the maturity, or the lower the yield-to-maturity of a debt security, the longer its duration; conversely, the higher the coupon rate of interest, the shorter the maturity or the higher the yield-to-maturity of a debt security, the shorter its duration. With respect to some securities, there are some situations where even a duration calculation does not properly reflect the interest rate exposure of a security. In these and other similar situations, the Adviser will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure. The duration is likely to vary from time to time as the Adviser pursues its strategy of striving to maintain a balance between seeking to maximize income and endeavoring to maintain the value of the Portfolio's capital.


     The higher yields sought by the Portfolio are generally obtainable from securities rated in the lower categories by recognized rating services. These securities generally are subordinated to the prior claims of banks and other senior lenders. The lower rated debt securities in which the Portfolio may invest are regarded as predominately speculative with respect to the issuers continuing ability to meet principal and interest payments. The ratings of Moody's and S&P represent their opinions of the quality of the debt securities they undertake to rate, but not the market value risk of such securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, debt securities with the same maturity, coupon and rating may have different yields while debt securities of the same maturity and coupon with different ratings may have the same yield.


     During the fiscal year ended December 31, 1996, the average percentage of the Portfolio's assets invested in debt securities within the various rating categories (based on the higher of the S&P or Moody's ratings), and the nonrated debt securities, determined on a dollar weighted average, were as follows:



AAA/Aaa.....................................................     -0-
AA/Aa.......................................................     -0-
A/A.........................................................    11.7
BBB/Baa.....................................................    42.5
BB/Ba.......................................................    17.3
B/B.........................................................    10.5
*Nonrated...................................................     9.8
Preferred Stocks/Common Stocks/Warrants.....................     3.8
Cash and Equivalents........................................     4.4
                                                              ------
     Total Net Assets.......................................  100.00%



  * The nonrated debt securities as a percentage of total net assets were considered by the Adviser to be comparable to securities rated by Moody's as follows: AAA- 9.8%.


The securities in which the Portfolio may invest include the following:

    -- Straight fixed-income debt securities. These include bonds and other debt obligations which bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

    -- Pay-in-kind debt securities. These pay interest in additional debt securities rather than in cash.

    -- Zero-coupon debt securities. These bear no interest obligation but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value. Interest is however accrued by the Portfolio each day for accounting and Federal income tax purposes.

    -- Zero-fixed-coupon debt securities. These are zero-coupon debt securities which convert on a specified date to interest-bearing debt securities.

     Fixed-income securities rated below B by both Moody's and S&P include debt obligations or other securities of companies that are financially troubled, in default or are in bankruptcy or reorganization ("Deep Discount Securities"). Debt obligations of such companies are usually available at a deep discount from the face value of the instrument. The Portfolio will invest in Deep Discount Securities when the Adviser believes that existing factors are likely to restore the company to a healthy financial condition. Such factors include a restructuring of debt, management changes, existence of adequate assets, or other unusual circumstances.

     A debt instrument purchased at a deep discount may currently pay a very high effective yield. In addition, if the financial condition of the issuer improves, the underlying value of the security may increase, resulting in a capital gain. If the company defaults on its obligations or remains in default, or if the plan of reorganization is insufficient for debtholders, the Deep Discount Securities may stop generating income and lose value or become worthless. The Adviser will balance the benefits of Deep Discount Securities with their risks. While a diversified portfolio may reduce the overall impact of a Deep Discount Security that is in default or loses its value, the risk cannot be eliminated.

     Risk Factors of Investing in Lower Rated Debt Securities. Past experience may not provide an accurate indication of future performance of the market for lower rated debt securities, particularly during periods of economic recession. An economic downturn or increase in interest rates is likely to have a greater negative effect on this market, the value of lower rated debt securities in the Portfolio, the Portfolio's net asset value and the ability of the bonds' issuers to repay principal and interest, meet projected business goals and obtain additional financing than on higher rated securities. These circumstances also may result in a higher incidence of defaults than with respect to higher rated securities. An investment in this Portfolio may be considered more speculative than investment in shares of a fund which invests primarily in higher rated debt securities.

     Prices of lower rated debt securities may be more sensitive to adverse economic changes or corporate developments than higher rated investments. Debt securities with longer maturities, which may have higher yields, may increase or decrease in value more than debt securities with shorter maturities. Market prices of lower rated debt securities structured as zero coupon or pay-in-kind securities are affected to a greater extent by interest rate changes and may be more volatile than securities which pay interest periodically and in cash. When it deems it appropriate and in the best interests of Portfolio shareholders, the Portfolio may incur additional expenses to seek recovery on a debt security on which the issuer has defaulted and to pursue litigation to protect its interests of security holders of its companies.

     Because the market for lower rated securities may be thinner and less active than for higher rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. Nonrated securities are usually not as attractive to as many buyers as rated securities are, a factor which may make nonrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the Portfolio and may also limit the ability of the Portfolio to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower rated debt securities, especially in a thinly traded market. To the extent the Portfolio owns or may acquire illiquid or restricted lower rated securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. Changes in values of debt securities which the Portfolio owns will affect its net asset value per share. If market quotations are not readily available for the Portfolio's lower rated or nonrated securities, these securities will be valued by a method that the Portfolio's Trustees believes accurately reflects fair value. Judgment plays a greater role in valuing lower rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available.

     Special tax considerations are associated with investing in lower rated debt securities structured as zero coupon or pay-in-kind securities. The Portfolio accrues income on these securities prior to the receipt of cash payments. The Portfolio must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax laws and may, therefore, have to dispose a portion of its portfolio securities to satisfy distribution requirements.

     While credit ratings are only one factor the Adviser relies on in evaluating lower rated debt securities, certain risks are associated with using credit ratings. Credit rating agencies may fail to timely change the credit ratings to reflect subsequent events; however, the Adviser continuously monitors the issuers of lower rated debt securities in its portfolio in an attempt to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments. Achievement of the Portfolio's investment objective may be more dependent upon the Adviser's credit analysis than is the case for higher quality debt securities. Credit ratings for individual securities may change from time to time and the Portfolio may retain a portfolio security whose rating has been changed.

     Investors should consider carefully the additional risks associated with investment in securities which carry lower ratings, which are not generally meant for short-term investment.

EMERGING GROWTH PORTFOLIO

     The investment objective of the Emerging Growth Portfolio is to seek capital appreciation by investing in a portfolio of securities consisting principally of common stocks of small and medium sized companies considered by the Adviser to be emerging growth companies. Any ordinary income received from portfolio securities is entirely incidental.

     As a fundamental investment policy, the Portfolio under normal conditions invests at least 65% of its total assets in common stocks of small and medium sized companies (less than $2 billion of market capitalization), both domestic and foreign, in the early stages of their life cycle, that the Adviser believes have the potential to become major enterprises. Investments in such companies may offer greater opportunities for growth of capital than larger, more established companies, but also may involve certain special risks. Emerging growth companies often have limited product lines, markets, or financial resources, and they may be dependent upon one or a few key people for management. The securities of such companies may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. While the Portfolio will invest primarily in common stocks, to a limited extent it may invest in other securities such as preferred stocks, convertible securities and warrants.

     The Portfolio does not limit its investment to any single group or type of security. The Portfolio may also invest in special situations involving new management, special products and techniques, unusual developments, mergers or liquidations. Investments in unseasoned companies and special situations often involve much greater risks than are inherent in ordinary investments, because securities of such companies may be more likely to experience unexpected fluctuations in price.

     The Portfolio's primary approach is to seek what the Adviser believes to be unusually attractive growth investments on an individual company basis. The Portfolio may invest in securities that have above average volatility of price movement. Because prices of common stocks and other securities fluctuate, the value of an investment in the Portfolio will vary based upon the Portfolio's investment performance. The Portfolio attempts to reduce overall exposure to risk from declines in securities prices by spreading its investments over many different companies in a variety of industries. There is, however, no assurance that the Portfolio will be successful in achieving its objective.


     The Portfolio may invest up to 20% of its total assets in securities of foreign issuers. See "Investment Practices -- Foreign Securities." Additionally, the Portfolio may invest up to 15% of the value of its assets in restricted securities (i.e., securities which may not be sold without registration under the Securities Act of 1933) and in other securities not having readily available market quotations. The Portfolio may enter into repurchase agreements with domestic banks and broker-dealers which involve certain risks. The Portfolio may invest in either warrants so long as such investments aggregate less than 5% of the Portfolio's total assets. The risks involved in investing in restricted securities, warrants and repurchase agreements are described in the Statement of Additional Information.


ENTERPRISE PORTFOLIO

     The investment objective of the Enterprise Portfolio is to seek capital appreciation through investments in securities believed by the Adviser to have above average potential for capital appreciation. Any income received on such securities is incidental to the objective of capital appreciation.

     The Portfolio invests principally in growth common stocks. Such securities generally include those of companies with established records of growth in sales or earnings, and companies with new products, new services, or new processes. The Portfolio may also invest in companies in cyclical industries during periods when their securities appear attractive to the Adviser for capital appreciation. In addition to common stock, the Portfolio may invest in warrants and preferred stocks, and in investment companies. See "Investment Practices -- Investment in Investment Companies."

     The Portfolio generally holds a portion of its assets in investment grade short-term debt securities and investment grade corporate or government bonds in order to provide liquidity. Such investments may be increased to up to 100% of the Portfolio's assets when deemed appropriate by the Adviser for temporary defensive purposes. Short-term investments may include repurchase agreements with banks or broker-dealers. See "Investment Practices -- Repurchase Agreements."

     The Portfolio's primary approach is to seek what the Adviser believes to be attractive growth investments on an individual company basis. The Portfolio may invest in securities that have above average volatility of price movement. Because prices of common stocks and other securities fluctuate, the value of an investment in the Portfolio will vary based upon the Portfolio's investment performance. The Portfolio attempts to reduce overall exposure to risk from declines in securities prices by spreading its investments over many different companies in a variety of industries. There is, however, no assurance that the Portfolio will be successful in achieving its objective. The Portfolio may also invest in debt securities of foreign issuers, including non-U.S. dollar denominated debt securities, Eurodollar securities and securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof. The Portfolio will limit its investment in foreign securities to 10% of its total assets, taken at market value at the time of each investment. See "Investment Practices -- Foreign Securities." The Portfolio may engage in portfolio management strategies and techniques involving options, futures contracts and options on futures. Options, futures contracts and options on futures contracts are described in "Investment Practices -- Using Options, Futures Contracts and Options on Futures Contracts."


GLOBAL EQUITY PORTFOLIO



     The investment objective of the Global Equity Portfolio is to seek long-term growth of capital through investments in an internationally diversified portfolio of equity securities of companies of any nation including the United States. The Portfolio intends to be invested in equity securities of companies of at least three countries including the United States. Under normal market conditions, at least 65% of the Portfolio's total assets are so invested. Equity securities include common stocks, preferred stocks and warrants or options to acquire such securities. In selecting portfolio securities, the Portfolio attempts to take advantage of the differences between economic trends and the anticipated performance of securities markets in various countries.



     Normally, the Portfolio invests in securities of issuers traded on markets of at least three of the world's six largest countries by market capitalization (United States, Japan, United Kingdom, Germany, France and Canada), but securities of issuers traded on quoted markets of other countries are also considered for investment. The next six largest countries, in terms of market capitalization, are Switzerland, Italy, Netherlands, Australia, Sweden and Spain.



     The Adviser, subject to the direction of the Trust's Trustees, provides the Portfolio with an overall investment program consistent with the Portfolio's objective and policies. Investments may be shifted among the world's various capital markets and among different types of securities in accordance with ongoing analysis provided by the Adviser and the Subadviser of trends and developments affecting such markets and securities. The Adviser and the Subadviser are sometimes referred to as the "Advisers."



     While the investment policy of the Portfolio is to be broadly diversified as to both countries and individual issuers, the Advisers select individual countries and securities on the basis of several factors. Investments are allocated among issuers in countries selected based on a comparison of values between the equity markets in those countries. This comparison is based upon criteria such as return on equity, book value, earnings, dividends, and interest rates in each market. After evaluating these factors and others for each country and comparing opportunities among countries, the Advisers select those countries which, in their opinion, have the most attractive equity markets. This evaluation is influential in deciding the amount of investment in each equity market. Individual equity securities are selected within each market. The Advisers seek the most attractive individual equity securities based on factors such as book value, earnings per share and other financial data. The Advisers' approach to both country and individual security selection is characterized as a quantitative method utilizing specific financial criteria to identify both value and opportunity in the equity markets. The Advisers also endeavor to identify industry, political, and geographical trends which may affect equity values within individual countries or among a group of countries. The Advisers use these financial criteria and analysis of industry, political, and geographical trends to evaluate and compare equity investment opportunities among various countries and among securities within each country with the objective of identifying and investing in those securities which can best meet the Portfolio's investment objective. Of course, there is no assurance that the Advisers will be successful in this endeavor or that the investment objective will be realized.



     The Portfolio may purchase foreign securities in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") or other securities representing underlying shares of foreign companies. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligations to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR. The Portfolio may invest in ADRs through both sponsored and unsponsored arrangements. For further information on ADRs and EDRs, investors should refer to the Statement of Additional Information.



     The Portfolio may invest cash temporarily in short-term debt instruments. Such temporary investments will only be made with cash held to maintain liquidity or pending investment. See "Temporary Short-Term Investments" herein.

     Risk Factors. An investment in the Portfolio involves risks similar to those of investing in foreign common stocks generally. Investment in common stocks of foreign issuers may subject the Portfolio to risk of foreign political, economic and legal conditions and developments. Such conditions or developments might include favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation of assets of companies, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against a foreign issuer. Also, foreign common stocks may not be as liquid and may be more volatile than comparable domestic common stocks.



     Furthermore, issuers of foreign common stocks are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The Portfolio, in connection with its purchases and sales of foreign securities, other than securities purchased or sold in United States dollars, will incur transaction costs in converting currencies. Also, brokerage costs incurred in purchasing and selling securities in foreign securities markets generally are higher than such costs in comparable transactions in domestic securities markets, and foreign custodial costs relating to the Portfolio securities are higher than domestic custodial costs. See also "Investment Practices" for a discussion of certain additional risks related to investment practices that may be utilized by the Portfolio, including use of options, futures contracts and related options.



     Foreign Currency Transactions. The value of the Portfolio's securities that are traded in foreign markets may be affected by changes in currency exchange rates and exchange control regulations. In addition, the Portfolio will incur costs in connection with conversions between various currencies. The Portfolio's foreign currency exchange transactions generally will be conducted on a spot basis (that is, cash basis) at the spot rate for purchasing or selling currency prevailing in the foreign currency exchange market. The Portfolio purchases and sells foreign currency on a spot basis in connection with the settlement of transactions in securities traded in such foreign currency. The Portfolio does not purchase and sell foreign currencies as an investment.



     The Portfolio also may enter into contracts with banks or other foreign currency brokers or dealers to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts to hedge against changes in foreign currency exchange rates. A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.



     The Portfolio may attempt to hedge against changes in the value of the United States dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency futures contract for such amount. Such hedging strategies may be employed before the Portfolio purchases a foreign security traded in the hedged currency which the Portfolio anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Hedging against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should move in the direction opposite to the hedged position. The Portfolio will not speculate in foreign currency forward or futures contracts or through the purchase and sale of foreign currencies.



     The Portfolio's custodian will place cash or liquid securities in a segregated account having a value equal to the aggregate amount of the Portfolio's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the securities placed in the segregated account declines, additional cash or securities are placed in the account on a daily basis so that the value of the account equals the amount of the Portfolio's commitments with respect to such contracts. As an alternative to maintaining all or part of the segregated account, the Portfolio may purchase a call option permitting the Portfolio to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Portfolio may purchase a put option permitting the Portfolio to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts.



     Temporary Short-Term Investments. It is the Portfolio's policy to be substantially invested in common stocks and securities convertible into common stocks. However, the Portfolio may hold a portion of its assets in cash to meet redemptions and other day-to-day operating expenses. The Portfolio may invest cash held for such purposes in obligations of the United States and of foreign governments, including their political subdivisions, commercial paper, bankers' acceptances, certificates of deposit, repurchase agreements collateralized by these securities, and other short-term evidences of indebtedness. The Portfolio will only purchase commercial paper if it is rated Prime-1 or Prime-2 by Moody's or A-1 or A-2 by S&P. The Portfolio also may invest cash held for such purposes in short-term, high grade foreign debt securities. High grade foreign debt securities are those debt securities of foreign issuers which the Advisers determine to have creditworthiness substantially equivalent to that of domestic issuers of debt securities rated investment grade.


GOVERNMENT PORTFOLIO

GENERAL

     The investment objective of the Government Portfolio is to seek to provide investors with a high current return consistent with preservation of capital. The Portfolio invests primarily in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Under normal circumstances, at least 80% of the total assets of the Portfolio are invested in such securities. The Portfolio may invest its remaining assets (up to 20%) in other government related securities and in repurchase agreements fully collateralized by U.S. Government securities. The other government related securities include mortgage-related and mortgage-backed securities and certificates issued by financial institutions or broker-dealers representing "stripped" mortgage-related securities. See "Other Government Related Securities" below. In order to hedge against changes in interest rates, the Portfolio may purchase or sell options and engage in transactions involving interest rate futures contracts and options on such contracts. See "Investment Practices -- Using Options, Futures Contracts and Options on Futures Contracts" and the Statement of Additional Information for discussion of options, futures contracts and options on futures contracts. The Portfolio may also purchase or sell U.S. Government securities on a forward commitment basis. See "Investment Practices -- Forward Commitments." The Portfolio is not designed for investors seeking capital appreciation. Shares of the Portfolio are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities or by any other person or entity. There is no assurance that the Portfolio's objective will be achieved.

     Since the value of U.S. Government securities owned by the Portfolio will fluctuate depending upon market factors and inversely with prevailing interest rates, the net asset value of shares of the Portfolio will fluctuate. If interest rates rise, debt security prices generally fall; if interest rates fall, debt security prices generally rise. In addition, for a given change in interest rates, longer-maturity debt securities fluctuate more in price (gaining or losing more in value) than shorter-maturity debt securities, and generally offer higher yields than shorter-maturity debt securities, all other factors, including credit quality, being equal. This potential for a decline in prices of debt securities due to rising interest rates is referred to herein as "market risk." While the Portfolio has no policy limiting the maturities of the debt securities in which it may invest, the Adviser seeks to moderate market risk by generally maintaining a portfolio duration within a range of four to six years. Duration is a measure of the expected life of a debt security that incorporates a security's yield, coupon interest payments, final maturity and call features into one measure.

     Traditionally a debt security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "price volatility" of the security). However, "term to maturity" measures only the time until a debt security provides its final payment taking no account of the pattern of the security's payments of interest or principal prior to maturity. Duration measures the length of the time interval between the present and the time when the interest and principal payments are scheduled to be received (or in the case of a callable bond, expected to be received), weighing them by the present value of the cash to be received at each future point in time. In general, the lower the coupon rate of interest or the longer the maturity, or the lower the yield-to-maturity of a debt security, the longer its duration; conversely, the higher the coupon rate of interest, the shorter the maturity or the higher the yield-to-maturity of a debt security, the shorter its duration. With respect to some securities, there are some situations where even a duration calculation does not properly reflect the interest rate exposure of a security. In these and other similar situations, the Adviser will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.


     The Portfolio often purchases debt securities at a premium over the principal or face value in order to obtain higher current income. The amount of any premium declines during the term of the security to zero at maturity. Such decline generally is reflected in the market price of the security and thus in the Portfolio's net asset value. Any such decline is realized for accounting purposes as a capital loss at maturity or upon resale. Prior to maturity or resale, such decline in value could be offset, in whole or part, or increased by changes in the value of the security due to changes in interest rate levels.


     The principal reason for selling call or put options is to obtain, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. By selling options, the Portfolio reduces its potential for capital appreciation on debt securities if interest rates decline. Thus if market prices of debt securities increase, the Portfolio receives less total return from its optioned positions than it would have received if the options had not been sold. During periods when the Portfolio has capital loss carry forwards any capital gains generated from such transactions will be retained in the Portfolio. See "Investment Practices -- Using Options, Futures Contracts and Options on Futures Contracts" and "Dividends, Distributions and Taxes" and the Statement of Additional Information for discussion of options, futures contracts and options on futures contracts.


     The purchase and sale of options may result in a high portfolio turnover rate. The Portfolio's turnover rate is shown in the table of "Financial Highlights." See "Investment Practices -- Portfolio Turnover."


     The Portfolio is subject to the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"), which must be met at the end of each quarter of the year (or within 30 days thereafter). Regulations issued by the Secretary of the Treasury have the effect of requiring the Portfolio to invest no more than 55% of its total assets in securities of any one issuer, no more than 70% in the securities of any two issuers, no more than 80% in the securities of any three issuers, and no more than 90% in the securities of any four issuers. For this purpose, the United States Treasury and each U.S. Government agency and instrumentality is considered to be a separate issuer. Thus, the Portfolio intends to invest in U.S. Treasury securities and in securities issued by at least four U.S. Government agencies or instrumentalities in the amounts necessary to meet these diversification requirements at the end of each quarter of the year (or within 30 days thereafter).


     In the event the Portfolio does not meet the diversification requirements of Section 817(h) of the Code, the policies funded by shares of the Portfolio will not be treated as life insurance for Federal income tax purposes and the owners of the policies will be subject to taxation on their share of the dividends and distributions paid by the Portfolio.

U.S. GOVERNMENT SECURITIES

     Securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities include: (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years), and U.S. Treasury bonds (generally maturities of greater than ten years), all of which are backed by the full faith and credit of the United States; and (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, including government guaranteed mortgage-related securities, some of which are backed by the full faith and credit of the U.S. Treasury, some of which are supported by the right of the issuer to borrow from the U.S. Government and some of which are backed only by the credit of the issuer itself.

     Mortgage loans made by banks, savings and loan institutions, and other lenders are often assembled into pools, which are issued or guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself. Interests in such pools are what this Prospectus calls "mortgage-related securities."

     Mortgage-related securities include, but are not limited to, obligations issued or guaranteed by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA is a wholly owned corporate instrumentality of the United States whose securities and guarantees are backed by the full faith and credit of the United States. FNMA, a federally chartered and privately owned corporation, and FHLMC, a federal corporation, are instrumentalities of the United States. The securities and guarantees of FNMA and FHLMC are not backed, directly or indirectly, by the full faith and credit of the United States. Although the Secretary of the Treasury of the United States has discretionary authority to lend FNMA up to $2.25 billion outstanding at any time, neither the United States nor any agency thereof is obligated to finance FNMA's or FHLMC's operations or to assist FNMA or FHLMC in any other manner. Securities of FNMA and FHLMC include those issued in principal only or interest only components.

     Mortgage-related securities are characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the securityholders (such as the Portfolio), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the securityholders frequently receive prepayments of principal, in addition to the principal which is part of the regular monthly payment. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. This means that in times of declining interest rates, some of the Portfolio's higher yielding securities might be converted to cash, and the Portfolio will be forced to accept lower interest rates when that cash is used to purchase additional securities. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-related securities. If the Portfolio buys mortgage-related securities at a premium, mortgage foreclosures or mortgage prepayments may result in a loss to the Portfolio of up to the amount of the premium paid since only timely payment of principal and interest is guaranteed.

OTHER GOVERNMENT RELATED SECURITIES

     The Portfolio may invest up to 20% of its assets in other government related securities and in repurchase agreements fully collateralized by U.S. Government securities. A principal type of government related security in which the Portfolio may invest are mortgage-backed securities including collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs").

     CMOs are debt securities issued by U.S. Government agencies or by financial institutions and other mortgage lenders and collateralized by a pool of mortgages held under an indenture. CMOs are issued in a number of classes or series with different maturities. The classes or series are retired in sequence as the underlying mortgages are repaid. Prepayment may shorten the stated maturity of the obligation and can result in a loss of premium, if any has been paid. Certain of these securities may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security).

     REMICs, which were authorized under the Tax Reform Act of 1986 (the "Tax Reform Act"), are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

     CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. The Portfolio will invest in such privately issued securities only if they are 100% collateralized at the time of issuance by securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Portfolio intends to invest in privately issued CMOs and REMICs only if they are rated at the time of purchase in the two highest grades by a nationally-recognized rating agency.

STRIPPED SECURITIES

     Stripped mortgage-related securities (hereinafter referred to as "Stripped Mortgage Securities") are derivative multiclass mortgage securities. Stripped Mortgage Securities may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

     Stripped Mortgage Securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of Stripped Mortgage Securities will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield-to-maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the securities' yield-to-maturity since interest payments cease as soon as the related principal amount is repaid. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities even if the security is rated AAA or Aaa. Holders of PO securities are not entitled to any periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Current federal tax law requires that a holder (such as the Portfolio) of such securities accrue a portion of the discount at which the security was purchased as income each year even though the holder receives no interest payment in cash on the certificate during the year. Such securities may involve greater risk than securities issued directly by the U.S. Government, its agencies or instrumentalities.

     Although the market for government-issued IO and PO securities backed by fixed-rate mortgages is increasingly liquid, certain of such securities may not be readily marketable and will be considered illiquid for purposes of the Portfolio's limitation on investments in illiquid securities. The Trustees will establish guidelines and standards for determining whether a particular government-issued IO or PO backed by fixed-rate mortgages is liquid. Generally, such a security may be deemed liquid if it can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the net asset value per share. Stripped Mortgage Securities, other than government-issued IO and PO securities backed by fixed-rate mortgages, are presently considered by the staff of the SEC to be illiquid securities and thus subject to the Portfolio's limitation on investment in illiquid securities.

GROWTH AND INCOME PORTFOLIO

     The Growth and Income Portfolio's investment objective is to seek long-term growth of capital and income. Since investment in securities involves potential gain or loss, there is no assurance that the Portfolio's objective will be achieved.

     In view of the investment objective, the Portfolio generally invests principally in income-producing equity securities including common stocks and convertible securities; although investments are also made in non-convertible preferred stocks and debt securities rated "investment grade," i.e., within the four highest grades assigned by S&P or by Moody's. Ratings at the time of purchase determine which securities may be acquired, and a subsequent reduction in rating does not require the Portfolio to dispose of a security. Securities rated BBB by S&P or Baa by Moody's are in the lowest of the four investment grades and are considered by the rating agencies to be medium grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher rated securities. The market prices of preferred stocks and debt securities generally fluctuate with changes in interest rates so that the value of investments in such securities can be expected to decrease as interest rates rise and increase as interest rates fall. The Portfolio may also invest in warrants and in securities of newly-formed companies and in investment companies. See "Investment
Practices -- Investment in Investment Companies." The Portfolio may invest up to 15% of its assets in securities of foreign issuers. See "Investment
Practices -- Foreign Securities." The Portfolio may enter into repurchase agreements with domestic banks and broker-dealers which involves certain risks or may lend portfolio securities on a fully collateralized basis. See "Investment Practices -- Repurchase Agreements" and "Investment
Practices -- Loans of Portfolio Securities". When deemed appropriate for temporary defensive purposes, the Portfolio may invest up to 100% of its total assets in U.S. Government securities and investment grade corporate debt securities.

     The Portfolio may dispose of a security whenever, in the opinion of the Adviser, factors indicate it is desirable to do so. Such factors include a change in economic or market factors in general or with respect to a particular industry, a change in the market trend of or other factors affecting an individual security, changes in the relative market performance of or appreciation possibilities offered by individual securities and other circumstances bearing on the desirability of a given investment.

MONEY MARKET PORTFOLIO

     The investment objective of the Money Market Portfolio is to seek protection of capital and high current income through investments in money market instruments. The investment policies, the percentage limitations, and the kinds of securities in which the Portfolio can invest may be changed by the Trustees, unless expressly governed by those limitations stated under "Investment Restrictions" in the Statement of Additional Information which can be changed only by action of the shareholders of the Portfolio. It is not the intention of the Trustees, however, to change these policies without prior notice to shareholders.

     The Portfolio seeks to maintain a constant net asset value of $1.00 per share by investing in a diversified portfolio of money-market instruments maturing within one year with a dollar-weighted average maturity of 90 days or less. It seeks high current income from these short-term investments to the extent consistent with protection of capital. Of course, there can be no guarantee that the Portfolio will achieve its objective or be able at all times to maintain its net asset value per share at $1.00. In addition, the daily dividend rate paid by the Portfolio may be expected to fluctuate. The Portfolio uses the amortized cost method for valuing portfolio securities purchased at a discount.

See "Determination of Net Asset Value." It may invest in instruments of the following types, all of which will be U.S. dollar obligations:

OBLIGATIONS OF THE U.S. GOVERNMENT AND ITS AGENCIES

     The Portfolio may invest in obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Government, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Government, (c) discretionary authority of the U.S. Government agency or instrumentality or (d) the credit of the instrumentality. Such agencies or instrumentalities include, but are not limited to, the Federal National Mortgage Association, the Government National Mortgage Association, Federal Land Banks, and the Farmer's Home Administration.

BANK OBLIGATIONS


     The Portfolio may invest in negotiable time deposits, certificates of deposit and bankers' acceptances which are obligations of domestic banks having total assets in excess of $1 billion as of the date of their most recently published financial statements. The Portfolio is also authorized to invest up to 5% of its total assets in certificates of deposit issued by domestic banks having total assets of less than $1 billion, provided that the principal amount of the certificate of deposit acquired by the Portfolio is insured in full by the Federal Deposit Insurance Corporation.


COMMERCIAL PAPER

     The Portfolio may invest in short-term obligations of companies which at the time of investment are (a) rated in one of the two highest categories by at least two nationally recognized statistical organizations (or one rating organization if the obligation was rated by only one such organization), or (b) if not rated, are of comparable quality as determined in accordance with procedures established by the Trustees. See the Statement of Additional Information. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. (See the Appendix in the Statement of Additional Information for an explanation of these ratings). The Portfolio's current policy is to limit investments in commercial paper to obligations rated in the highest rating category.

REPURCHASE AGREEMENTS

     The Portfolio may enter into repurchase agreements with banks and broker-dealers which involve certain risks in the event of a default by the other party. See "Investment Practices -- Repurchase Agreements."

REAL ESTATE SECURITIES PORTFOLIO

     General. The Real Estate Securities Portfolio's primary investment objective is to provide shareholders with long-term growth of capital. Current income is a secondary consideration. The Portfolio will seek to achieve its investment objectives by investing principally in a diversified portfolio of Real Estate Securities which include equity securities, including common stocks and convertible securities, as well as non-convertible preferred stocks and debt securities of real estate industry companies. A "real estate industry company" is a company that derives at least 50% of its assets (marked to market), gross income or net profits from the ownership, construction, management or sale of residential, commercial or industrial real estate. Real estate industry companies may include among others: equity real estate investment trusts, which pool investors' funds for investment primarily in commercial real estate properties, mortgage real estate investment trusts, which invest pooled funds in real estate related loans; brokers or real estate developers; and companies with substantial real estate holdings, such as paper and lumber products and hotel and entertainment companies. Under normal market conditions, at least 65% of the Portfolio's total assets will be invested in Real Estate Securities, primarily equity securities of real estate investment trusts. The Portfolio's investment in debt securities will be rated, at the time of investment, at least Baa by Moody's or BBB by S&P, a comparable rating by any other nationally recognized statistical rating organization or if unrated, determined by the Adviser to be of comparable quality. Ratings at the time of purchase determine which securities may be acquired, and a subsequent reduction in ratings does not require the Portfolio to dispose of a security. Securities rated Baa by Moody's or BBB by S&P are considered to be medium grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher rated securities. The rating of the ratings agencies represent their opinions of the quality of the debt securities they undertake to rate, but not the market value risk of such securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality. The Portfolio may invest more than 25% of its total assets in the real estate industry.

     Under normal market conditions, the Portfolio may invest up to 35% of its total assets in equity and debt securities of companies outside the real estate industry, U.S. Government securities, cash and money market instruments.

     The Portfolio may invest up to 25% of its assets in securities issued by foreign issuers. See "Investment Practices -- Foreign Securities." The Portfolio may engage in portfolio management strategies and techniques involving options, futures contracts and options on futures. Options, futures contracts and related options are described in "Investment Practices -- Using Options, Futures Contracts and Options on Futures Contracts" and the Statement of Additional Information.

     For temporary defensive purposes, the Portfolio may invest up to 100% of its total assets in short-term investments as described below. The Portfolio will assume a temporary defensive posture only when economic and other factors affect the real estate industry market to such an extent that the Adviser believes there to be extraordinary risks in being primarily in Real Estate Securities.

     There can be no assurance that the Portfolio will achieve its investment objectives.

     Short-Term Investments. The Portfolio may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, commercial paper, bankers' acceptances, certificates of deposit, repurchase agreements collateralized by these securities, and other short-term evidences of indebtedness. The Portfolio will only purchase commercial paper if it is rated Prime-1 or Prime-2 by Moody's or A-1 or A-2 by S&P. Such temporary investments may be made either for liquidity purposes, to meet shareholder redemption requirements or as a temporary defensive measure.

     Risk Factors. Although the Portfolio does not invest directly in real estate, an investment in the Portfolio will generally be subject to the risks associated with real estate because of its policy of concentration in the securities of companies in the real estate industry. These risks include, among others: declines in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties of tenants and changes in interest rates. The value of securities of companies which service the real estate industry will also be affected by such risks. If the Portfolio has rental income or income from the disposition of real property acquired as a result of a default on securities the Portfolio owns, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company.

     In addition, equity real estate investment trusts may be affected by changes in the value of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. Equity and mortgage real estate investment trusts are dependent upon management skill, may not be diversified and are subject to the risks of financing projects. Such real estate investment trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Code and to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act"). Changes in interest rates may also affect the value of the debt securities in the Portfolio's portfolio. Like investment companies such as the Portfolio, real estate investment trusts are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Portfolio will indirectly bear its proportionate share of any expenses paid by the real estate investment trusts in which it invests in addition to the expenses paid by the Portfolio.

     Because of the Portfolio's policy of concentrating its investments in Real Estate Securities, the Portfolio may be more susceptible than an investment company without such a policy to any single economic, political or regulatory occurrence affecting the real estate industry.

     Additional information about the Portfolio's investment practices and the risks associated with such practices are contained in "Investment Practices" herein and in the Statement of Additional Information.

INVESTMENT PRACTICES


     Repurchase Agreements. Each Portfolio may enter into repurchase agreements with broker-dealers or domestic banks (or a foreign branch or subsidiary thereof) which are deemed creditworthy by the Adviser under guidelines approved by the Trustees. A repurchase agreement is a short-term investment in which the purchaser (i.e., a Portfolio) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's holding period. Repurchase agreements involve certain risks in the event of a default by the other party. In the event of a bankruptcy or other default of the seller of a repurchase agreement, a Portfolio could experience delays and expenses in liquidating the underlying securities and loss including: (a) possible decline in the value of the underlying security during the period while a Portfolio seeks to enforce its rights thereto, (b) possible lack of access to income on the underlying security during this period, and (c) expenses of enforcing its rights. No Portfolio will invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by such Portfolio, exceeds in the case of the Emerging Growth Portfolio, the Global Equity Portfolio, the Growth and Income Portfolio and the Real Estate Securities Portfolio, 15% of the value of each Portfolio's net assets and, in the case of the Asset Allocation Portfolio, the Domestic Income Portfolio, the Enterprise Portfolio, the Government Portfolio and the Money Market Portfolio, 10% of the value of its net assets.



     For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Portfolios than would be available to the Portfolios investing separately. The manner in which the joint account is managed is subject to conditions set forth in the SEC exemptive order authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.



     Loans of Portfolio Securities. Each Portfolio, except the Real Estate Securities Portfolio, may lend portfolio securities to unaffiliated brokers, dealers and financial institutions provided that (a) immediately after any such loan, the value of the securities loaned does not exceed 10% of the total value of that Portfolio's assets and (b) any securities loan is collateralized in accordance with applicable regulatory requirements. See Statement of Additional Information.

     Foreign Securities. The Asset Allocation Portfolio, Domestic Income Portfolio, the Emerging Growth Portfolio, the Enterprise Portfolio, the Growth and Income Portfolio and the Real Estate Securities Portfolio may invest up to 25%, 25%, 20%, 10%, 15% and 25%, respectively, of the value of such Portfolios' total assets in securities issued by foreign issuers. With respect to the Real Estate Securities Portfolio, some of such securities may also be Real Estate Securities. With respect to the Global Equity Portfolio, see "Investment Objectives and Policies -- Global Equity Portfolio." Investments in securities of foreign entities and securities denominated in foreign currencies involve risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or United States governmental laws or restrictions applicable to such investments. Since a Portfolio may invest in securities denominated or quoted in currencies other than the United States dollar, changes in foreign currency exchange rates may affect the value of investments in the portfolio and the accrued income and unrealized appreciation or depreciation of investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of a Portfolio's assets denominated in that currency and a Portfolio's yield on such assets.


     A Portfolio may also purchase foreign securities in the form of ADRs and EDRs or other securities representing underlying shares of foreign companies. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depositary's transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. A Portfolio may invest in ADRs through both sponsored and unsponsored arrangements. For further information on ADRs and EDRs, investors should refer to the Statement of Additional Information.


     With respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could affect investment in those countries. There may be less publicly available information about a foreign security than about a United States security, and foreign entities may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of United States entities. In addition, certain foreign investments made by a Portfolio may be subject to foreign withholding taxes, which would reduce a Portfolio's total return on such investments and the amounts available for distributions by a Portfolio to its shareholders. See "Dividends, Distributions and Taxes." Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Portfolio are not invested and no return is earned thereon. The inability of a Portfolio to make intended security purchases due to settlement problems could cause a Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Portfolio due to subsequent declines in value of the portfolio security or, if a Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities, including custodial costs and foreign brokerage commissions, are generally higher than with transactions in United States securities. In addition, the Portfolio will incur costs in connection with conversions between various currencies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States.

     Foreign Currency Transactions. The value of a Portfolio's portfolio securities that are traded in foreign markets may be affected by changes in currency exchange rates and exchange control regulations. In addition, the Portfolio will incur costs in connection with conversions between various currencies. A Portfolio's foreign currency exchange transactions generally will be conducted on a spot basis (that is, cash basis) at the spot rate for purchasing or selling currency prevailing in the foreign currency exchange market. A Portfolio purchases and sells foreign currency on a spot basis in connection with the settlement of transactions in securities traded in such foreign currency. A Portfolio does not purchase and sell foreign currencies as an investment.

     A Portfolio also may enter into contracts with banks or other foreign currency brokers and dealers to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts to hedge against changes in foreign currency exchange rates. A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.


     A Portfolio may attempt to hedge against changes in the value of the United States dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency futures contract for such amount. Such hedging strategies may be employed before a Portfolio purchases a foreign security traded in the hedged currency which a Portfolio anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefore is made or received. Hedging against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the price of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should move in the direction opposite to the hedged position. A Portfolio will not speculate in foreign currency forward or futures contracts or through the purchase and sale of foreign currencies.



     The Portfolio's custodian will place cash or liquid securities in a segregated account having a value equal to the aggregate amount of the Portfolio's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the securities placed in the segregated account declines, additional cash or securities are placed in the account on a daily basis so that the value of the account equals the amount of the Portfolio's commitments with respect to such contracts. As an alternative to maintaining all or part of the segregated account, the Portfolio may purchase a call option permitting the Portfolio to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Portfolio may purchase a put option permitting the Portfolio to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts.



     Restricted Securities. The Emerging Growth Portfolio, the Global Equity Portfolio, the Growth and Income Portfolio and the Real Estate Securities Portfolio may invest up to 15% of their net assets in restricted securities and other illiquid assets. The other Portfolios offered in this Prospectus may each invest up to 5% of their net assets in restricted securities and other illiquid assets. As used herein, restricted securities are those that have been sold in the United States without registration under the Securities Act of 1933 and are thus subject to restrictions on resale. Excluded from the limitation, however, are any restricted securities which are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and which have been determined to be liquid by the Trustees or by the Adviser pursuant to Board-approved guidelines. The determination of liquidity is based on the volume of reported trading in the institutional secondary market for each security. Since it is not possible to predict with assurance how the markets for restricted securities sold and offered under Rule 144A will develop, the Trustees will monitor a Portfolio's investment in these securities focusing on such factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. These difficulties and delays could result in a Portfolio's inability to realize a favorable price upon disposition of restricted securities, and in some cases might make disposition of such securities at the time desired by a Portfolio impossible. Since market quotations are not readily available for restricted securities, such securities will be valued by a method that a Portfolio's Trustees believe accurately reflects fair value.



     Short Sales Against the Box. The Global Equity Portfolio may from time to time make short sales of securities it owns or has the right to acquire through conversion or exchange of other securities it owns. A short sale is "against the box" to the extent that the Portfolio contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short. In a short sale, the Portfolio does not immediately deliver the securities sold and does not receive the proceeds from the sale. The Portfolio is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. The Portfolio may not make short sales or maintain a short position if to do so would cause more than 25% of its total assets, taken at market value, to be held as collateral for such sales.



     To secure its obligation to deliver the securities sold short, the Portfolio will deposit in escrow in a separate account with its Custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The Portfolio may close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Portfolio, because the Portfolio may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short. However, the Portfolio will not purchase and deliver new securities to satisfy its short order if such purchase and sale would cause such Portfolio to derive more than 30% of its gross income from the sale of securities held for less than three months.


     Forward Commitments. The Domestic Income Portfolio, the Government Portfolio and the Real Estate Securities Portfolio may purchase or sell U.S. Government securities (or debt securities with respect to the Real Estate Securities Portfolio) on a "when-issued" or "delayed delivery" basis ("Forward Commitments"). These transactions occur when securities are purchased or sold by the Portfolio with payment and delivery taking place in the future, frequently a month or more after such transaction. The price is fixed on the date of the commitment, and the seller continues to accrue interest on the securities covered by the Forward Commitment until delivery and payment takes place. At the time of settlement, the market value of the securities may be more or less than the purchase or sale price.

     Each Portfolio may either settle a Forward Commitment by taking delivery of the securities or may resell or repurchase a Forward Commitment on or before the settlement date in which event a Portfolio may reinvest the proceeds in another Forward Commitment. A Portfolio's use of Forward Commitments may increase its overall investment exposure and thus its potential for gain or loss. When engaging in Forward Commitments, a Portfolio relies on the other party to complete the transaction; should the other party fail to do so, a Portfolio might lose a purchase or sale opportunity that could be more advantageous than alternative opportunities at the time of the failure.


     Each Portfolio maintains a segregated account (which is marked to market daily) of cash, liquid securities or the security covered by the Forward Commitment (in the case of a Forward Currency sale) with the Portfolio's custodian in an aggregate amount equal to the amount of its commitment as long as the obligation to purchase or sell continues.


     Portfolio Turnover. Each Portfolio may purchase or sell securities without regard to the length of time the security has been held and thus may experience a high rate of portfolio turnover. A 100% turnover rate would occur, for example, if all the securities in a portfolio were replaced in a period of one year. Securities with maturities of less than one year are excluded in the computation of the portfolio turnover rate. The portfolio turnover rate is not a limiting factor when the Adviser deems it desirable to purchase or sell securities or to engage in transactions in options, futures contracts and options on futures contracts on behalf of the Asset Allocation Portfolio, Emerging Growth Portfolio, the Enterprise Portfolio, the Global Equity Portfolio, the Government Portfolio, the Growth and Income Portfolio or Real Estate Securities Portfolio. The annual turnover rates of each Portfolio is shown under "Financial Highlights." The turnover rate for the Growth and Income Portfolio may exceed 100%, which is higher than that of many other investment companies. Higher portfolio turnover involves correspondingly greater transaction costs, including any brokerage commissions, which are borne directly by a Portfolio. In addition, higher portfolio turnover may increase the recognition of short-term, rather than long-term, capital gains. See "Dividends, Distributions and Taxes."



     Using Options, Futures Contracts and Options on Futures Contracts. The Asset Allocation Portfolio, Emerging Growth Portfolio, the Enterprise Portfolio, the Global Equity Portfolio, the Government Portfolio, the Growth and Income Portfolio and the Real Estate Securities Portfolio may purchase or sell options, futures contracts or options on futures contracts. The Portfolios expect to utilize options, futures contracts and options thereon in several different ways, depending upon the status of a Portfolio's portfolio securities and the Adviser's expectations concerning the securities markets. See the Statement of Additional Information for a discussion of options, futures contracts and options on futures contracts.



     Potential Risks of Options, Futures Contracts and Options on Futures Contracts. The purchase and sale of options and futures contracts involve risks different from those involved with direct investments in securities. While utilization of options, futures contracts and similar instruments may be advantageous to a Portfolio, if the Adviser, and in the case of the Global Equity Portfolio the Subadviser, is not successful in employing such instruments in managing a Portfolio's investments, a Portfolio's performance will be worse than if a Portfolio did not make such investments. In addition, a Portfolio would pay commissions and other costs in connection with such investments, which may increase a Portfolio's expenses and reduce its return. Each Portfolio is authorized to purchase and sell over-the-counter options ("OTC Options"). OTC Options are purchased from or sold to securities dealers, financial institutions of other parties ("Counterparties") through direct bilateral agreement with the Counterparty. A Portfolio will sell only OTC Options (other than over-the-counter currency options) that are subject to a buy-back provision permitting a Portfolio to require to the Counterparty to sell the option back to a Portfolio at a formula price within seven days. The staff of the SEC currently takes the position that, in general, OTC Options on securities other than U.S. Government securities purchased by a Portfolio, and portfolio securities covering OTC Options sold by a Portfolio, are illiquid securities subject to a Portfolio limitation on illiquid securities described below. A Portfolio may not purchase or sell futures contracts or related options for which the aggregate initial margin and premiums exceed 5% of the fair market value of the Portfolio's assets.



     In order to prevent leverage in connection with the purchase of futures contracts thereon by a Portfolio, an amount of cash or liquid securities equal to the market value of the obligation under the futures contracts (less any related margin deposits) will be maintained in a segregated account with the Custodian. Each Portfolio may not invest more than 10% of its net assets (or 15% for the Emerging Growth Portfolio, the Global Equity Portfolio, the Growth and Income Portfolio and the Real Estate Securities Portfolio) in illiquid securities and repurchase agreements which have a maturity of longer than seven days. A more complete discussion of the potential risks involved in transactions in options, futures contracts and options on futures contracts is contained in the Statement of Additional Information.



     Investment in Investment Companies. The Asset Allocation Portfolio, the Enterprise Portfolio and the Growth and Income Portfolio may invest in one or more investment companies advised by the Adviser and its affiliates, including Van Kampen American Capital Small Capitalization Fund ("Small Cap Fund") and Van Kampen American Capital Foreign Securities Fund ("Foreign

Securities Fund"). The shares of the Small Cap Fund and Foreign Securities Fund are available for investment only by certain Van Kampen American Capital funds. The Adviser believes that the use of the Small Cap Fund and Foreign Securities Fund may, from time to time, provide such Portfolio with the most effective exposure to the performance of the small capitalization sector of the stock market and to foreign securities while at the same time minimizing costs. The advisers charge no advisory fees for managing the Small Cap Fund or Foreign Securities Fund, nor are there any sales load or other charges associated with distribution of its shares. Other expenses incurred by the Small Cap Fund and Foreign Securities Fund are borne by them, and thus indirectly by the Van Kampen American Capital funds that invest in them. With respect to such other expenses, the Adviser anticipates that the efficiencies resulting from use of the Small Cap Fund or the Foreign Securities Fund will result in cost savings for the Fund and other Van Kampen American Capital funds. In large part, these savings are attributable to the fact that administrative actions that would have to be performed multiple times if each Van Kampen American Capital fund held its own portfolio of small capitalization or foreign securities will need to be performed only once. The Adviser expects that the Small Cap Fund and Foreign Securities Fund will experience trading costs that will be substantially less than the trading costs that would be incurred if small capitalization or foreign securities were purchased separately by a Portfolio and other Van Kampen American Capital funds. A Portfolio's investment in the Small Cap Fund and the Foreign Securities Fund are subject to the terms and conditions set forth in the SEC exemptive orders authorizing such investments.



     The securities of small and medium sized companies that the Small Cap Fund may invest in may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, small capitalization companies typically are subject to a greater degree of change in earnings and business prospects than are larger, more established companies. In light of these characteristics of small capitalization companies and their securities, the Small Cap Fund may be subject to greater investment risk than that assumed through investment in the equity securities of larger capitalization companies. The securities of foreign issuers that the Foreign Securities Fund may invest in are subject to certain risks as described under "Investment Practices -- Foreign Securities."



     The Asset Allocation Portfolio, the Enterprise Portfolio and the Growth and Income Portfolio will each be deemed to own a pro rata portion of each investment of the Small Cap Fund and Foreign Securities Fund. For example, if a Portfolio's investment in the Small Cap Fund were $10 million, and the Small Cap Fund had 5% of its assets invested in the electronics industry, the Portfolio would be considered to have an investment of $500,000 in the electronics industry.



     Brokerage Practices. The Adviser, and in the case of the Global Equity Fund the Subadviser, is responsible for the placement of orders for the purchase and sale of portfolio securities for a Portfolio and the negotiation of brokerage commissions on such transactions. Brokerage firms are selected on the basis of their professional capability for the type of transaction and the value and quality of execution services rendered on a continuing basis. The Adviser, and in the case of the Global Equity Fund the Subadviser, is authorized to place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Trust and with brokerage firms participating in the distribution of shares of a Portfolio and other Van Kampen American Capital mutual funds if it reasonably believes that the quality of the execution and the commission are comparable to that available from other qualified brokerage firms. The Adviser, and in the case of the Global Equity Fund the Subadviser, is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser, and in the case of the Global Equity Fund the Subadviser, determines that such commissions are reasonable in relation to the overall services provided. The information received may be used by the Adviser, and in the case of the Global Equity Fund the Subadviser, in managing the assets of other advisory accounts as well as in the management of the assets of the Portfolio.

THE TRUST AND ITS MANAGEMENT


     The Trust is an open-end, diversified management investment company, commonly known as a mutual fund. A mutual fund provides, for those who have similar investment goals, a practical and convenient way to invest in a diversified portfolio of securities by combining their resources in an effort to achieve such goals.



     THE ADVISER. The Adviser is a wholly owned subsidiary of Van Kampen American Capital, Inc. ("Van Kampen American Capital"). Van Kampen American Capital is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $57 billion under management or supervision. Van Kampen American Capital's more than 40 open-end and 38 closed-end funds and more than 2,500 unit investment trusts are professionally distributed by leading financial advisers nationwide. Van Kampen American Capital Distributors, Inc. (the "Distributor"), the distributor of the Trust and the sponsor of the funds mentioned above, is also a wholly-owned subsidiary of Van Kampen American Capital. Van Kampen American Capital is an indirect wholly-owned subsidiary of Morgan Stanley Group Inc. The Adviser's principal office is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.



     Morgan Stanley Group Inc. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and global custody, securities clearance services and securities lending.



     On February 5, 1997, Morgan Stanley Group Inc. and Dean Witter, Discover & Co. announced that they had entered into an Agreement and Plan of Merger to form a new company to be named Morgan Stanley, Dean Witter, Discover & Co. Subsequent to certain conditions being met, it is currently anticipated that the transaction will close in mid-1997. Thereafter, Van Kampen American Capital Asset Management, Inc. will be an indirect subsidiary of Morgan Stanley, Dean Witter, Discover & Co.



     Dean Witter, Discover & Co. is a financial services company with three major businesses: full service brokerage, credit services and asset management of more than $100 billion in customer accounts.



     As of April 4, 1997, the Distributor owned beneficially and of record approximately 42.40% and 34.68% of the outstanding shares of the Global Equity Portfolio and Growth and Income Portfolio, respectively, and therefore, may be deemed to control these Portfolios.



     THE SUBADVISER. The Subadviser is a wholly-owned subsidiary of Morgan Stanley Group Inc., and is an affiliate of the Adviser. The Subadviser provides portfolio management and named fiduciary services to various closed-end and open-end investment companies, taxable and nontaxable institutions, international organizations and individuals investing in United States and international equities and fixed income securities. At December 31, 1996, the Subadviser had, together with its affiliated investment management companies, assets under management (including assets under fiduciary advisory control) totaling approximately $162 billion. The Subadviser emphasizes a global investment strategy and benefits from research coverage of a broad spectrum of investment opportunities worldwide and draws upon the capabilities of its asset management specialists located in various offices throughout the world, including New York, London, Tokyo, Singapore, Bombay, Hong Kong, Milan and Sydney. The Subadviser also draws upon the research capabilities of Morgan Stanley Group Inc. and its other affiliates as well as the research and investment ideas of other companies whose brokerage services the Subadviser utilizes. The Subadviser's address is 1221 Avenue of the Americas, New York, New York, 10020.



     ADVISORY AGREEMENTS. The Trust and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement I"), pursuant to which the Trust retains the Adviser to manage the investment of assets and to place orders for the purchase and sale of portfolio securities for certain Portfolios including the Asset Allocation Portfolio, Domestic Income Portfolio, the Enterprise Portfolio, the Government Portfolio and the Money Market Portfolio. The Trust and the Adviser are also parties to four additional investment advisory agreements for its remaining Portfolios designated herein as "Emerging Growth Advisory Agreement", "Global Equity Advisory Agreement", "Growth and Income Advisory Agreement", "Real Estate Advisory Agreement", pursuant to which the Trust retains the Adviser to manage the investment of assets and placement orders for the purchase and sale of portfolio securities for the Emerging Growth Portfolio, the Global Equity Portfolio, the Growth and Income Portfolio and the Real Estate Securities Portfolio, respectively (such advisory agreements are referred to herein collectively as the "Advisory Agreements").



     Under the Advisory Agreements, the Trust bears the cost of its accounting services, which includes maintaining its financial books and records and calculating the daily net asset value of each Portfolio. The costs of such accounting services include the salaries and overhead expenses of a Treasurer or other principal financial officer and the personnel operating under his direction. The services are provided at cost which is allocated among the investment companies advised by the Adviser. The Trust also pays shareholder service agency fees, custodian fees, legal and auditing fees, trustees' fees (other than those who are affiliated persons, as defined in the 1940 Act, of the Adviser, the Distributor or Van Kampen American Capital), the costs of registration of its shares and reports and proxies to shareholders and all other ordinary expenses not specifically assumed by the Adviser or the Distributor.



     Under Advisory Agreement-I, the Trust pays to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it a fee payable monthly computed on average daily net assets of the subject Portfolios at an annual rate of 0.50% of the first $500 million of such Portfolios' aggregate average net assets; 0.45% of the next $500 million of such Portfolios' aggregate average net assets, and 0.40% of such Portfolios' aggregate average net assets in excess of $1 billion. Each Portfolio pays its pro rata share of the fee based upon its average daily net assets. For the fiscal year ended December 31, 1996, advisory fees plus the cost of accounting services payable by the Trust, before expense reimbursements, equaled 0.58%, 0.70%, 0.57%, 0.59% and 0.72% for the Asset Allocation Portfolio, Domestic Income Portfolio, the Enterprise Portfolio, the Government Portfolio and the Money Market Portfolio, respectively, of each Portfolio's average daily net assets. For the same period, each Portfolio's net total operating expenses were 0.60%. Such figure results from the Adviser's agreement that so long as it serves as Adviser to such Portfolio it will limit the ordinary business expenses of such Portfolio to 0.60% per year of the average net assets of such Portfolio by reducing the advisory fee and/or bearing other expenses of a Portfolio in excess of such limitation. Expenses subject to such limitation do not include (1) interest and taxes, (2) brokerage commissions, (3) certain litigation and indemnification expenses as described in the Advisory Agreement, and (4) any distribution expenses which may be incurred by a Portfolio in the event a Distribution Plan is adopted. Any required reduction or expense payment is computed and paid monthly, subject to readjustment during the fiscal year.



     Under the Emerging Growth Advisory Agreement, the Trust pays to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it a fee payable monthly computed on average daily net assets of the Emerging Growth Portfolio at an annual rate of 0.70%. For the fiscal year ended December 31, 1996, advisory fees plus the cost of accounting services payable by the Trust on behalf of the Emerging Growth Portfolio was 1.72% before a voluntary waiver.

     The Trust retains the Adviser to manage the investment of the Global Equity Portfolio's assets and to place orders for the purchase and sale of its portfolio securities. The Adviser has entered into a subadvisory agreement (the "Subadvisory Agreement") with the Subadviser to assist it in performing its investment advisory functions. The Subadviser will be primarily responsible for recommending the allocation of investments among various international markets and currencies; recommendation and selection of particular securities in the international markets and placement of portfolio transactions in the foreign equity markets. Under the Global Equity Advisory Agreement, the Trust pays to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it a fee payable monthly, computed on average daily net assets of the Global Equity Portfolio at the annual rate of 1.00%. For the fiscal year ended December 31, 1996, advisory fees plus the cost of accounting services payable by the Trust on behalf of the Portfolio was 2.03% before expense reimbursement. This fee is higher than that charged by most other mutual funds but the Trustees believe it is justified by the special international nature of the Portfolio and is not necessarily higher than the fees charged by certain mutual funds with investment objective and policies similar to those of the Portfolio. Pursuant to the Subadvisory Agreement, the Subadviser receives on an annual basis 50% of the compensation received by the Adviser.



     Under the Growth and Income Advisory Agreement, the Trust pays the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it a fee payable monthly computed on average daily net assets of the Growth and Income Portfolio at an annual rate of 0.60% of the first $500 million of the Growth and Income Portfolio's average net assets; and 0.55% of the Growth and Income Portfolio's average net assets in excess of $500 million. For the fiscal year ended December 31, 1996, the Trust paid no advisory fees on behalf of the Growth and Income Portfolio because the Adviser waived its fees with respect thereto. Without the waiver of advisory fees, advisory fees plus the cost of accounting services would have been 0.60%. There can be no assurance that the Adviser will continue to waive its fees in the future.



     Under the Real Estate Advisory Agreement, the Trust pays the Adviser a monthly fee computed on average daily net assets of the Real Estate Securities Portfolio at the annual rate of 1.00% of the Real Estate Securities Portfolio's average daily net assets. This fee is higher than that charged by most other mutual funds but the Trustees believe it is justified by the special nature of the Real Estate Securities Portfolio and is not necessarily higher than the fees charged by certain mutual funds with investment objectives and policies similar to those of the Real Estate Securities Portfolio. For the fiscal year ended December 31, 1996, advisory fees plus the cost of accounting services payable by the Trust on behalf of the Real Estate Securities Portfolio was 1.10%.



     From time to time the Adviser may agree to waive its investment advisory fees or any portion thereof or elect to reimburse any Portfolio for ordinary business expenses in excess of an agreed upon amount.


     With regard to the Money Market Portfolio, the Domestic Income Portfolio and Government Portfolio, the Adviser may utilize at its own expense credit analysis, research and trading support services provided by its affiliate, Van Kampen American Capital Investment Advisory Corp.


     PERSONAL INVESTING POLICIES. The Trust and the Adviser have adopted Codes of Ethics designed to recognize the fiduciary relationship between the Trust and the Adviser and its employees. The Codes permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to preclearance and other procedures designed to prevent conflicts of interest.



     PORTFOLIO MANAGEMENT. The Portfolios have different portfolio managers. Except as described below for the Global Equity Portfolio, each portfolio manager is an employee of the Adviser.



     John Cuniff is responsible for allocating the Asset Allocation Portfolio's assets between the equity and fixed-income categories in which the Portfolio invests. B. Robert Baker manages the

Asset Allocation Portfolio's equity investments and Tom Copper manages the Asset Allocation Portfolio's fixed income investments. Mr. Cuniff has managed the Portfolio's investment portfolio since March 1996 and Mr. Copper has managed the Portfolio's investment portfolio since August 1995, and Mr. Baker has managed the Portfolio's investment portfolio since May 1994. Mr. Cuniff has been Vice President, Director of Equity Research with the Adviser since October 1995. Prior to that he was a portfolio manager with Templeton Quantitative Advisors, a subsidiary of the Franklin Group. Mr. Copper is Associate Portfolio Manager of the Adviser since January 1992.



     Walter W. Stabell, III is primarily responsible for the day-to-day management of the Domestic Income Portfolio's investment portfolio. Mr. Stabell is an Associate Portfolio Manager of the Adviser. From December, 1986 to August, 1989 Mr. Stabell was Senior Securities Analyst of the Adviser. Mr. Stabell has been primarily responsible for managing the Portfolio's investment portfolio since March, 1990.



     Gary M. Lewis is primarily responsible for the day-to-day management of the Emerging Growth Portfolio's investment portfolio. Mr. Lewis is Vice President of the Adviser. Mr. Lewis has been responsible for managing the Portfolio's investment portfolio since its inception.



     Jeff New is the manager of the Enterprise Portfolio and is primarily responsible for the day-to-day management of the Portfolio's investment portfolio. Mr. New has been primarily responsible for managing the Portfolio's investment portfolio since March 1996. Mr. New has been a portfolio manager with the Adviser since 1994. Since 1991, Mr. New was an associate portfolio manager with the Adviser.



     Effective April 1, 1997, Barton M. Biggs, Madhav Dhar, Francine J. Bovich and Ann D. Thivierge assumed the primary responsibility for the day-to-day management of the Global Equity Portfolio. Since 1980, Mr. Biggs has been Chairman and a director of the Subadviser, and a Managing Director of the Subadviser and Morgan Stanley & Co. Incorporated since 1975. Mr. Biggs is a director of Morgan Stanley Group, Inc. and a director and chairman of other investment companies of the Subadviser. Mr. Biggs holds a B.A. from Yale University and an M.B.A. from New York University. Mr. Dhar is Managing Director of the Subadviser and Morgan Stanley & Co. Incorporated. He has been with the Subadviser since 1984. Mr. Dhar is a co-head of the Subadviser's emerging markets group, and has been involved in the launching of the Subadviser's country funds. Mr. Dhar holds a B.S. from St. Stephens College in Delhi University (India) and an M.B.A. from Carnegie-Mellon University. Ms. Bovich has been with the Subadviser since 1993. She is responsible for portfolio management and communication of the Subadviser's asset allocation strategy to institutional investor clients. Prior to 1993, Ms. Bovich was a Principal and Executive Vice President of Westwood Management Corp. Prior to that, Ms. Bovich was a Managing Director of Citicorp Investment Management, Inc. where she was responsible for the Institutional Investment Management group. Ms. Bovich holds a B.A. in Economics from Connecticut College and an M.B.A. in Finance from New York University. Ms. Thivierge is a Principal of the Subadviser. She is a member of the Subadviser's asset allocation committee, primarily representing the Total Fund Management team since its inception in 1991. Ms. Thivierge has been with the Subadviser since 1986. Ms. Thivierge holds a B.A. in International Relations from James Madison College, Michigan State University, and an M.B.A. in Finance from New York University.


     John R. Reynoldson is primarily responsible for the day-to-day management of the Government Portfolio's investment portfolio. Mr. Reynoldson has been Senior Vice President of the Adviser since July, 1991. Mr. Reynoldson has been primarily responsible for managing the Portfolio's investment portfolio since December, 1989. David R. Troth is primarily responsible for the day-to-day management of the Money Market Portfolio's investment portfolio. Mr. Troth has been Senior Vice President of the Adviser since March, 1978. Mr. Troth has been primarily responsible for managing the Portfolio's investment portfolio since its inception.


     James Gilligan and Bret Stanley are co-managers of the Growth and Income Portfolio and are primarily responsible for the day-to-day management of the Portfolio's investment portfolio.

Messrs. Gilligan and Stanley have been primarily responsible for managing the Portfolio's investment portfolio since its inception. Mr. Gilligan has been Vice President -- Portfolio Manager of the Adviser since March 1990. Prior to that time, he was a securities analyst with the Adviser. Mr. Stanley has been an associate portfolio manager of the Adviser since January 1995. Prior to that time, he was a securities analyst and portfolio manager with Gulf Investment Management. Prior to that, he was an analyst at Lovett Underwood Neuhaus & Webb, and Rotan Mosle.



     Russell C. Platt and Theodore R. Bigman assumed responsibility for the day-to-day management of the Portfolio's investment portfolio effective January 1, 1997. Mr. Platt became Executive Vice President of the Adviser on December 31, 1996. Since 1994, Mr. Platt has also been a Principal, and as of December 1, 1996, a Managing Director, of Morgan Stanley Asset Management Inc. ("MSAM") where he has primary responsibility for managing the real estate securities investment business for MSAM and serves as a member of the Investment Committee of The Morgan Stanley Real Estate Fund ("MSREF"). From 1991 to 1993, Mr. Platt was head of Morgan Stanley Realty's Transaction Development Group. From 1990 to 1991, Mr. Platt was based in Morgan Stanley Realty's London Office. Prior to this he had extensive transaction responsibilities involving portfolio, retail, office, hotel and apartment sales and financings. Mr. Bigman became Senior Vice President of the Adviser on December 31, 1996. Since 1995, Mr. Bigman has also been a Vice President, and as of December 1, 1996, a Principal, of MSAM where, together with Mr. Platt, he is responsible for MSAM's real estate securities research. Prior to joining MSAM, he was a Director at CS First Boston, where he worked for eight years in the Real Estate Group.



PURCHASE OF SHARES



     The Trust is offering its shares only to Accounts of various insurance companies to fund the benefits of variable annuity or variable life insurance contracts. The Trust does not foresee any disadvantage to holders of Contracts arising out of the fact that the interests of the holders may differ from the interests of holders of life insurance policies and that holders of one insurance policy may differ from holders of other insurance policies. Nevertheless, the Trust's Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken. The Contracts are described in the separate prospectuses issued by the Participating Insurance Companies. The Trust continuously offers shares in each of its Portfolios to the Accounts at prices equal to the respective per share net asset value of the Portfolio. The Distributor, located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181, acts as the distributor of the shares. Net asset value is determined in the manner set forth below under "Determination of Net Asset Value."


DETERMINATION OF NET ASSET VALUE

     Net asset value per share is computed for each Portfolio as of the close of trading (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open. See the accompanying Prospectus for the policies for information regarding holidays observed by the insurance company. Net asset value of each Portfolio is determined by adding the total market value of all portfolio securities held by the Portfolio, cash and other assets, including accrued interest. All liabilities, including accrued expenses, of the Portfolio are subtracted. The resulting amount is divided by the total number of outstanding shares of the Portfolio to arrive at the net asset value of each share. See "Determination of Net Asset Value" in the Statement of Additional Information for further information.

     Securities listed or traded on a national securities exchange are valued at the last sale price. Unlisted securities and listed securities for which the last sales price is not available are valued at the most recent bid price. U.S. Government and agency obligations are valued at the last reported bid price. Listed options are valued at the last reported sale price in the exchange on which such option is traded or, if no sales are reported, at the mean between the last reported bid and asked prices. Options for which market quotations are not readily available are valued at a fair value calculated under a method approved by the Trustees. Short-term investments for all Portfolios other than the Money Market Portfolio are valued as described in the notes to financial statements in the Statement of Additional Information.


     The Money Market Portfolio's assets are valued on the basis of amortized cost, which involves valuing a portfolio security at its cost, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price the Portfolio would receive if it sold the security. During such periods, the yield to investors in the Portfolio may differ somewhat from that obtained in a similar fund which uses available market quotations to value all of its portfolio securities.

REDEMPTION OF SHARES

     Payment for shares tendered for redemption by the insurance company is made ordinarily in cash within seven days after tender in proper form, except under unusual circumstances as determined by the SEC. The redemption price will be the net asset value next determined after the receipt of a request in proper form. The market value of the securities in each Portfolio is subject to daily fluctuations and the net asset value of each Portfolio's shares will fluctuate accordingly. Therefore, the redemption value may be more or less than the investor's cost.

DIVIDENDS, DISTRIBUTIONS AND TAXES

     All dividends and capital gains distributions of each Portfolio are automatically reinvested by the Account in additional shares of such Portfolio.

     Shares of the Money Market Portfolio and Government Portfolio become entitled to income distributions declared on the day the shareholder service agent receives payment of the purchase price in the form of federal funds. Such shares do not receive income distributions declared on the date of redemption.

     Dividends of the Money Market Portfolio. The Money Market Portfolio declares income dividends each business day. The Portfolio's net income for dividend purposes is calculated daily and consists of interest accrued or discount earned, plus or minus any net realized gains or losses on portfolio securities, less any amortization of premium and the expenses of the Portfolio.


     Dividends and Distributions of the Asset Allocation Portfolio, the Domestic Income Portfolio, the Emerging Growth Portfolio, Enterprise Portfolio, the Global Equity Portfolio, the Growth and Income Portfolio and the Real Estate Securities Portfolio. Dividends from stocks and interest earned from other investments are the main source of income for these Portfolios. Substantially all of this income, less expenses, is distributed on an annual basis. When a Portfolio sells portfolio securities, it may realize capital gains or losses, depending on whether the prices of the securities sold are higher or lower than the prices the Portfolio paid to purchase them. Net realized capital gains represent the total profit from sales of securities minus total losses from sales of securities including any losses carried forward from prior years. Each of these Portfolios distributes any net realized capital gains to the Account no less frequently than annually.


     Dividends and Distributions of the Government Portfolio. The Government Portfolio declares income dividends each business day. Such dividends are distributed monthly. The daily dividend is a fixed amount determined at least monthly which is expected not to exceed the net income of the Portfolio for the month divided by the number of business days in the month. The Government Portfolio intends to distribute monthly, or on such other basis as may be determined from time to time by the Trustees, its net realized short-term capital gains, including such gains realized from net premiums received from expired options, net gains from closing purchase transactions and net short-term gains from securities sold upon the exercise of options or otherwise, less any net realized long-term capital loss. Net realized long-term capital gains, if any, are generally distributed at least annually.


     Tax Status of the Portfolios. Each Portfolio has elected to be taxed as a "regulated investment company" under the Code. By maintaining its qualification as a "regulated investment company," a Portfolio will not incur any liability for federal income taxes to the extent its taxable ordinary income and any capital gain net income is distributed in accordance with Subchapter M of the Code. By qualifying as a regulated investment company, a Portfolio is not subject to federal income taxes to the extent it distributes its taxable net investment income and taxable net realized capital gains. If for any taxable year a Portfolio does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income, including any net realized capital gains, would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders).


     Tax Treatment to Insurance Company as Shareholder. Dividends paid by each Portfolio from its ordinary income and distributions of each Portfolio's net realized short-term capital gains are includable in the insurance company's gross income. The tax treatment of such dividends and distributions depends on the insurance company's tax status. To the extent that income of a Portfolio represents dividends on equity securities rather than interest income, its distributions are eligible for the 70% dividends received deduction applicable in the case of a life insurance company as provided in the Code. The Trust will send to the Account a written notice required by the Code designating the amount and character of any distributions made during such year.

     Under the Code, any distribution designated as being made from a Portfolio's net realized long-term capital gains are taxable to the insurance company as long-term capital gains. Such distributions of long-term capital gains will be designated as a capital gains distribution in a written notice to the Account which accompanies the distribution payment. Long-term capital gains distributions are not eligible for the dividends received deduction. Dividends and capital gain distributions to the insurance company may also be subject to state and local taxes.

     As described in the accompanying Prospectus for the Contracts, the insurance company reserves the right to assess the Account a charge for any taxes paid by it.

     Tax Treatment of Options and Futures Transactions. Gains or losses on certain Portfolio's transactions in listed options on securities, futures and options on futures generally are treated as 60% long-term and 40% short-term, ("60/40"), and positions held by a Portfolio at the end of its fiscal year generally are required to be marked to market, with the result that unrealized gains and losses are treated as though they were realized. Gains and losses realized by a Portfolio on transactions in over-the-counter options generally are short-term capital gains or losses unless the option is exercised, in which case the gain or loss is determined by the holding period of the underlying security. The Code contains certain "straddle" rules which require deferral of losses incurred in certain transactions involving hedged positions to the extent a Portfolio has unrealized gains in offsetting positions and generally terminate the holding period of the subject position. Additional information is set forth in the Statement of Additional Information.

PORTFOLIO PERFORMANCE


     From time to time all the Portfolios, except the Money Market Portfolio, may advertise their total return for prior periods. Any such advertisement would include at least average annual total return quotations for one, five and ten year periods or for the life of the Portfolio. Other total return quotations, aggregate or average, over other time periods may also be included. Total return calculations do not take into account expenses at the "wrap" or Contract Owner level. Investors should also review total return calculations that include those expenses.


     The total return of a Portfolio for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Portfolio from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the maximum public offering price and that all income dividends or capital gains distributions during the period are reinvested in Portfolio shares at net asset value. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends and distributions paid by the Portfolio.

     Average annual total return quotations for periods of two or more years are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.


     In addition to total return information, certain Portfolios may also advertise their current "yield." Yield figures are based on historical earnings and are not intended to indicate future performance. Yield is determined by analyzing the Portfolio's net income per share for a 30-day (or one-month) period (which period will be stated in the advertisement), and dividing by the maximum offering price per share on the last day of the period. A "bond equivalent" annualization method is used to reflect a semiannual compounding. Yield calculations do not take into account expenses at the "wrap" or contractholder level. Investors should also review yield calculations that include those expenses.



     From time to time, certain Portfolios may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for shares of the Portfolio. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Portfolio's investments, and from total return, which is a measure of the income actually earned by, plus the effect of any realized and unrealized appreciation or depreciation of, such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Portfolio's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Portfolio.


     For purposes of calculating yield quotations, net income is determined by a standard formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. Net income computed for this formula differs from net income reported by a Portfolio in accordance with generally accepted accounting principles and from net income computed for federal income tax reporting purposes. Thus the yield computed for a period may be greater or lesser than a Portfolio's then current dividend rate.

     A Portfolio's yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by a Portfolio, portfolio maturity and a Portfolio's expenses.

     Yield quotations should be considered relative to changes in the net asset value of a Portfolio's shares, a Portfolio's investment policies, and the risks of investing in shares of a Portfolio. The investment return and principal value of an investment in a Portfolio will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


     The Adviser, for an indefinite period has agreed to absorb a certain amount of the ordinary business expenses of the Asset Allocation Portfolio, the Domestic Income Portfolio, the Enterprise Portfolio, the Government Portfolio and the Money Market Portfolio.


     The Adviser may, from time to time, absorb a certain amount of the future ordinary business expenses. Absorption of a portion of the expenses will increase the yield or total return of a Portfolio. The Adviser may stop absorbing these expenses at any time without prior notice.

     From time to time the Money Market Portfolio advertises its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The

"yield" of the Portfolio refers to the income generated by an investment in the Portfolio over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The current and effective yields for the seven-day period ending December 31, 1996, and a description of the method by which the yield was calculated is contained in the Statement of Additional Information.


     Since yield fluctuates, yield data cannot necessarily be used to compare an investment in the Portfolio's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is generally a function of the kind and quality of the instrument held in a portfolio, portfolio maturity, operating expenses and market conditions.


     In reports or other communications to shareholders or in advertising material, a Portfolio may compare its performance with that of other mutual funds as listed in the ratings or rankings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds, with the Consumer Price Index, the Dow Jones Industrial Average Index, NAREIT Equity REIT Index, Lehman Brothers REIT Index, Salomon Brothers High Grade Bond Index, Standard & Poor's, NASDAQ, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Portfolio published by nationally recognized ranking services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Portfolio's shares. For these purposes, the performance of the Portfolio, as well as the performance of other mutual funds or indices, do not reflect various charges, the inclusion of which would reduce Portfolio performance.


     The Portfolio may also utilize performance information in hypothetical illustrations provided in narrative form. These hypotheticals will be accompanied by the standard performance information required by the SEC as described above.

     The Trust's Annual Report contains additional performance information. A copy of the Annual Report may be obtained without charge by calling or writing the Trust at the telephone number and address printed on the cover page of this Prospectus.

DESCRIPTION OF SHARES OF THE TRUST


     The Trust was originally organized as a Massachusetts business trust on June 3, 1985. The Trust was reorganized as a business trust under the laws of Delaware on September 16, 1995 and adopted its current name at that time. The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest of $0.01 par value. Shares issued by the Trust are fully paid, non-assessable and have no preemptive or conversion rights.



     The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the 1940 Act. More detailed information concerning the Trust if set forth in the Statement of Additional Information.

     The Trust's Declaration of Trust provides that no Trustee, officer or shareholder of the Portfolio shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or liability of the Trust but the assets of the Trust only shall be liable.

ADDITIONAL INFORMATION

     This Prospectus and the Statement of Additional Information do not contain all the information set forth in the Registration Statement filed by the Trust with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.


     The fiscal year end of the Trust is December 31. The Trust sends to its shareholders at least semi-annually reports showing each Portfolio's portfolio and other information. An annual report, containing financial statements audited by the Trust's independent accountants, is sent to shareholders each year. After the end of each year, shareholders will receive federal income tax information regarding dividends and capital gains distributions.



     Shareholder inquiries should be directed to the Van Kampen American Capital Life Investment Trust, One Parkview Plaza, Oakbrook Terrace, Illinois 60181,
Attn: Correspondence or by calling (800) 421-5666. For inquiries through Telecommunications Device for the Deaf (TDD) dial (800) 421-2833.

APPENDIX

DESCRIPTION OF BOND RATINGS

MOODY'S INVESTORS SERVICE'S BOND RATINGS:

     AAA -- Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     AA -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     BAA -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     BA -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     CAA -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     CA -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     NONRATED -- Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

     Should no rating be assigned, the reason may be one of the following:

     1. An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

     3. There is lack of essential data pertaining to the issue or issuer.

     4. The issue was privately placed, in which case the rating is not published in Moody's publications.

     Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

     Note: Those bonds in the Aa, A, Baa and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa 1, A 1, Baa 1, Ba 1 and B 1.

STANDARD & POOR'S BOND RATINGS:

     AAA -- This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA -- Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

     BB -- B -- CCC -- CC -- Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CI -- The rating CI is reserved for income bonds on which no interest is being paid.

     D -- Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

     Plus (+) or Minus (-): The ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     NR -- Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

PREFERRED STOCK RATINGS:

     Both Moody's and S&P use the same designations for corporate bonds as they do for preferred stock except in the case of Moody's preferred stock ratings the initial letter rating is not capitalized. While the descriptions are tailored for preferred stocks and relative quality distinctions are comparable to those described above for corporate bonds.

EXISTING SHAREHOLDERS--
FOR INFORMATION ON YOUR
EXISTING ACCOUNT PLEASE CALL
THE PORTFOLIO'S TOLL-FREE

NUMBER--(800) 341-2911


PROSPECTIVE INVESTORS--CALL
YOUR BROKER OR (800) 421-5666

DEALERS--FOR DEALER
INFORMATION, SELLING
AGREEMENTS, WIRE ORDERS,
OR REDEMPTIONS CALL THE
DISTRIBUTOR'S TOLL-FREE
NUMBER--(800) 421-5666

FOR SHAREHOLDER AND
DEALER INQUIRIES THROUGH
TELECOMMUNICATIONS
DEVICE FOR THE DEAF (TDD)

DIAL (800) 421-2833


VAN KAMPEN AMERICAN CAPITAL

LIFE INVESTMENT TRUST
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Investment Adviser


VAN KAMPEN AMERICAN CAPITAL
ASSET MANAGEMENT, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Investment Subadviser--


Global Equity Portfolio



MORGAN STANLEY


ASSET MANAGEMENT INC.


1221 Avenue of the Americas


New York, New York 10020

Distributor

VAN KAMPEN AMERICAN CAPITAL DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, IL 60181
Transfer Agent

ACCESS INVESTOR SERVICES, INC.
P.O. Box 418256
Kansas City, MO 64141-9256

Attn: Van Kampen American Capital


     Life Investment Trust Portfolios

Custodian

STATE STREET BANK AND
TRUST COMPANY

225 West Franklin Street

P.O. Box 1713
Boston, MA 02105-1713
Attn: Van Kampen American Capital
Life Investment Trust Portfolios
Legal Counsel

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606
Independent Accountants

PRICE WATERHOUSE LLP

1201 Louisiana


Suite 2900

Houston, TX 77002

--------------------------------------------------------------------------------

                             LIFE INVESTMENT TRUST

--------------------------------------------------------------------------------

       P       R       O      S      P      E      C      T      U      S

                                 APRIL 30, 1997


             ------  A WEALTH OF KNOWLEDGE - A KNOWLEDGE OF WEALTH  ------
                          VAN KAMPEN AMERICAN CAPITAL
--------------------------------------------------------------------------------

               VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST

                               One Parkview Plaza


                        Oakbrook Terrace, Illinois 60181

                                 (800) 421-5666


                                 April 30, 1997



    Van Kampen American Capital Life Investment Trust (the "Trust") is a diversified, open-end management investment company which offers shares in nine separate Portfolios (the "Portfolios"), seven of which are described herein and offered pursuant to this Prospectus. Each Portfolio is in effect a separate mutual fund. Shares are sold only to separate accounts (the "Accounts") of various insurance companies to fund the benefits of variable annuity or variable life insurance policies (the "Contracts"). The Accounts may invest in shares of the Portfolios in accordance with allocation instructions received from Contract Owners. Such allocation rights are further described in the accompanying Prospectus for the Contracts. The investment objectives of the seven Portfolios are as follows:


    DOMESTIC INCOME PORTFOLIO (formerly known as the Domestic Strategic Income
    Fund) seeks current income as its primary investment objective. Capital appreciation is a secondary objective, which will be sought only when consistent with its primary investment objective. The Portfolio attempts to achieve these objectives through investment primarily in a diversified portfolio of fixed-income securities. The Portfolio may invest in investment grade securities and lower rated and nonrated securities. LOWER RATED SECURITIES (COMMONLY KNOWN AS "JUNK BONDS") ARE REGARDED BY THE RATING AGENCIES AS PREDOMINANTLY SPECULATIVE WITH RESPECT TO THE ISSUER'S CONTINUING ABILITY TO MEET PRINCIPAL AND INTEREST PAYMENTS.

    EMERGING GROWTH PORTFOLIO (formerly known as the Emerging Growth Fund) seeks capital appreciation by investing in a portfolio of securities consisting principally of common stocks of small and medium sized companies considered by Van Kampen American Capital Asset Management, Inc. (the "Adviser") to be emerging growth companies.

    ENTERPRISE PORTFOLIO (formerly known as the Common Stock Fund) seeks capital appreciation through investments believed by the Adviser to have above average potential for capital appreciation.

    GOVERNMENT PORTFOLIO (formerly known as the Government Fund) seeks to provide investors with a high current return consistent with preservation of capital. The Portfolio invests primarily in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. In order to hedge against changes in interest rates, the Portfolio may also purchase or sell options and engage in transactions involving interest rate futures contracts and options on such contracts.

    GROWTH AND INCOME PORTFOLIO (formerly known as the Growth and Income Fund) seeks long-term growth of capital and income. The Portfolio invests principally in income-producing equity securities, including common stocks and convertible securities. Investments are also made in non-convertible preferred stocks and debt securities.

    MONEY MARKET PORTFOLIO (formerly known as the Money Market Fund) seeks protection of capital and high current income through investments in money market instruments. INVESTMENTS IN THE MONEY MARKET PORTFOLIO ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. ALTHOUGH THE MONEY MARKET PORTFOLIO SEEKS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE, THERE IS NO ASSURANCE THAT IT WILL BE ABLE TO DO SO.

    REAL ESTATE SECURITIES PORTFOLIO (formerly known as the Real Estate Securities Fund) seeks as its primary investment objective long-term growth of capital. Current income is a secondary consideration. The Portfolio seeks to achieve its objectives by investing principally in securities of companies operating in the real estate industry ("Real Estate Securities"). A "real estate industry company" is a company that derives at least 50% of its assets (marked to market), gross income or net profits from the ownership, construction, management or sale of residential, commercial or industrial real estate. Under normal market conditions, at least 65% of the Portfolio's total assets will be invested in Real Estate Securities, primarily equity securities of real estate investment trusts.

    There is no assurance that any Portfolio will achieve its investment objectives.
--------------------------------------------------------------------------------


    This Prospectus tells Contract Owners briefly the information they should know before allocating premiums or cash value to a Portfolio. Investors should read and retain this Prospectus for future reference.



    A Statement of Additional Information dated April 30, 1997 containing additional information about the Trust and its Portfolios is hereby incorporated in its entirety into this Prospectus. A copy of the Statement of Additional Information may be obtained without charge by calling (800) 421-5666 or for Telecommunications Device for the Deaf at (800) 421-2833. The Statement of Additional Information has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials of the Trust at the SEC's internet web site (http://www.sec.gov).



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

               VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST

CUSTODIAN:          State Street Bank and Trust
                    Company
                    225 Franklin Street
                    Boston, Massachusetts 02110

SHAREHOLDER         ACCESS Investor Services, Inc.
SERVICE AGENT:      P.O. Box 418256
                    Kansas City, Missouri 64141-9256
DISTRIBUTOR:        Van Kampen American Capital
                    Distributors, Inc.
                    One Parkview Plaza
                    Oakbrook Terrace, Illinois 60181

INVESTMENT          Van Kampen American Capital
ADVISER:            Asset Management, Inc.
                    One Parkview Plaza
                    Oakbrook Terrace, Illinois 60181

                               TABLE OF CONTENTS


                                           Page
Prospectus Summary.......................    3
Financial Highlights.....................    6
Introduction.............................   13
Investment Objectives and Policies.......   13
  Domestic Income Portfolio..............   13
  Emerging Growth Portfolio..............   17
  Enterprise Portfolio...................   17
  Government Portfolio...................   18
  Growth and Income Portfolio............   22
  Money Market Portfolio.................   22
  Real Estate Securities Portfolio.......   23



                                           Page
Investment Practices.....................   25
The Trust and Its Management.............   30
Purchase of Shares.......................   33
Determination of Net Asset Value.........   34
Redemption of Shares.....................   34
Dividends, Distributions and Taxes.......   34
Portfolio Performance....................   36
Description of Shares of the Trust.......   38
Additional Information...................   38
Appendix.................................   39


     No dealer, salesperson, or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust, the Adviser or the Distributor. This Prospectus does not constitute an offer by the Trust or by the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Trust to make such an offer in such jurisdiction.

                               PROSPECTUS SUMMARY

Shares Offered..........Shares of Beneficial Interest in seven Portfolios: the
                        Domestic Income Portfolio, the Emerging Growth Portfolio, the Enterprise Portfolio, the Government Portfolio, the Growth and Income Portfolio, the Money Market Portfolio and the Real Estate Securities Portfolio.

Type of Company.........Diversified, open-end management investment company.


Investment Objectives...The Domestic Income Portfolio seeks current income as its primary investment objective; capital appreciation is a secondary objective, which will be sought only when consistent with its primary investment objective. The Emerging Growth Portfolio seeks capital appreciation by investing in a portfolio of securities consisting principally of common stock of small and medium sized companies considered by the Adviser to be emerging growth companies. The Enterprise Portfolio seeks capital appreciation through investments in securities believed by the Adviser to have above average potential for capital appreciation. The Government Portfolio seeks high current return consistent with preservation of capital. The Growth and Income Portfolio seeks long-term growth of capital and income. The Money Market Portfolio seeks protection of capital and high current income through investments in money market investments. The Real Estate Securities Portfolio seeks long-term growth of capital as its primary investment objective; current income is a secondary consideration. There can be no assurance that any Portfolio will achieve its investment objective.



Investment Policies and
  Risk Factors..........The Domestic Income Portfolio invests in a diversified portfolio of fixed-income securities. The Portfolio expects that at all times at least 80% of its assets will be invested in fixed-income securities rated at the time of purchase B or higher by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P"), nonrated debt securities believed by the Adviser to be of comparable quality and U.S. Government securities. Securities rated BB or lower are regarded by the rating agencies as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Such securities are commonly referred to as "junk bonds." Because investment in lower rated securities involves greater investment risk, achievement of the Portfolio's investment objectives may be more dependent on the Adviser's credit analysis than would be the case if the Portfolio were investing in higher rated securities. Lower rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities and thus be subject to higher risk. A projection of an economic downturn, for example, could cause a decline in lower rated securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. In addition, the secondary trading market for lower rated securities may be less liquid than the market for higher grade securities. The market prices of debt securities also generally fluctuate with changes in interest rates so that the Portfolio's net asset value can be expected to decrease as long-term interest rates rise and to increase as long-term interest rates fall. The above risks may be increased by investments in debt securities not producing immediate cash income, such as zero-coupon and pay-in-kind securities. See "Investment Objectives and Policies."

                        The Emerging Growth Portfolio invests at least 65% of its total assets in common stocks of small and medium sized companies (less than $2 billion of market capitalization or annual sales), both domestic and foreign, considered by the Adviser to be emerging growth companies. The companies in which the Portfolio invests may offer greater opportunities for growth of capital than larger, more established companies, but investments in such companies may involve special risks. See "Investment Objectives and Policies" and "Investment Practices -- Foreign Securities." The use of options, futures contracts and related options may include additional risks. See "Investment Practices -- Using Options, Futures Contracts and Options on Futures Contracts."

                        The Enterprise Portfolio invests principally in common stocks of companies which, in the judgment of the Adviser, have above average potential for capital appreciation. Because prices of common stocks and other securities fluctuate, the value of an investment in the Portfolio will vary based upon the Portfolio's investment performance. Use of options, futures contracts and options on futures contracts may include additional risk. See "Investment Practices -- Using Options, Futures Contracts and Options on Futures Contracts."

                        The Government Portfolio invests primarily in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Portfolio may sell (write) and purchase call and put options. The Portfolio also may purchase and sell interest rate futures contracts and options on such contracts since such transactions are entered into for bona fide hedging purposes. The Portfolio may purchase or sell U.S. Government securities on a forward commitment basis. The market prices of debt securities, including U.S. Government securities, generally fluctuate with changes in interest rates so that the Portfolio's net asset value can be expected to decrease as long-term interest rates rise and to increase as long-term interest rates fall. See "Investment Objectives and
                        Policies -- Government Portfolio -- General."

                        The Growth and Income Portfolio invests principally in income-producing equity securities including common stock and convertible securities, although investments are also made in non-convertible preferred stocks and debt securities. Use of options, futures contracts and related options may include additional risks. See "Investment Practices -- Using Options, Futures Contracts and Options on Futures Contracts."

                        The Money Market Portfolio invests in money market instruments.

                        The Real Estate Securities Portfolio invests in a portfolio of securities of companies operating in the real estate industry ("Real Estate Securities"). Real Estate Securities include equity securities, including common stocks and convertible securities, as well as non-convertible preferred stocks and debt securities of real estate industry companies. A "real estate industry company" is a company that derives at least 50% of its assets (marked to market), gross income or net profits from the ownership, construction, management or sale of residential, commercial or industrial real estate. Under normal market conditions, at least 65% of the Portfolio's total assets will be invested in Real Estate Securities, primarily equity securities of real estate investment trusts. The Portfolio's investment in debt securities will be rated, at the time of investment, at least Baa by Moody's or BBB by S&P, a comparable rating by any other nationally recognized statistical rating organization or if unrated, determined by the Adviser to be of comparable quality. Under normal market conditions, the Portfolio may invest up to 35% of its total assets in equity and debt securities of companies outside the real estate industry, U.S. Government securities, cash and money market instruments. Because of the Portfolio's policy of concentrating its investments in Real Estate Securities, the Portfolio may be more susceptible than an investment company without such a policy to any single economic, political or regulatory occurrence affecting the real estate industry. In addition, the Portfolio will be affected by general changes in interest rates which will result in increases or decreases in the market value of the debt securities (and, to a lesser degree, equity securities) held by the Portfolio; the market value of such securities tends to have an inverse relationship to the movement of interest rates. For additional information regarding the risk connected with investment in Real Estate Securities, see "Investment Objectives and Policies -- Real Estate Securities Portfolio -- Risk Factors." The Portfolio may invest up to 25% of its total assets in securities issued by foreign issuers, some or all of which may also be Real Estate Securities. Investments in foreign securities involve certain risks not ordinarily associated with investments in securities of domestic issuers, including fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. See "Investment Practices -- Foreign Securities." The Portfolio may purchase or sell debt securities on a forward commitment basis. See "Investment Practices -- Forward Commitments." The Portfolio may use portfolio management techniques and strategies involving options, futures contracts and options on futures. The utilization of options, futures contracts and options on futures contracts may involve greater than ordinary risks and the likelihood of more volatile price fluctuation. See "Investment
                        Practices -- Using Options, Futures Contracts and Options on Futures Contracts."


Redemption..............At the net asset value next determined after the
                        Portfolio receives a redemption request.



Investment Adviser......Van Kampen American Capital Asset Management, Inc. (the
                        "Adviser") is the investment adviser for each Portfolio.



Distributor.............Van Kampen American Capital Distributors, Inc. (the
                        "Distributor") distributes each Portfolio's shares.


Dividends and
  Distributions.........Dividends from net investment income are declared each business day for the Money Market Portfolio and the Government Portfolio. Such dividends are distributed monthly. The Government Portfolio may distribute any net short-term capital gains and any net long-term capital gains at least annually. The Domestic Income Portfolio, Emerging Growth Portfolio, the Enterprise Portfolio, the Growth and Income Portfolio and the Real Estate Securities Portfolio declare dividends and any capital gains distributions annually.


         The foregoing is qualified in its entirety by reference to the more detailed information appearing elsewhere in this
                                  Prospectus.

                              FINANCIAL HIGHLIGHTS


     The following financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. The most recent annual report (which contains financial highlights for the last five years) is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the cover of this Prospectus. This information should be read in conjunction with the related financial statements and notes thereto included in the Statement of Additional Information.


DOMESTIC INCOME PORTFOLIO


                                                                PERIOD ENDED DECEMBER 31
                                    ---------------------------------------------------------------------------------
                                     1996     1995      1994     1993     1992     1991     1990     1989      1988
PER SHARE OPERATING PERFORMANCE     -------  -------  --------  -------  -------  -------  -------  -------  --------
Net Asset Value, Beginning of the
  Period..........................  $  8.21  $  7.35  $   8.58  $  8.00  $  7.74  $  6.98  $  8.64  $ 10.96  $  10.15
                                    -------  -------  --------  -------  -------  -------  -------  -------  --------
  Net Investment Income...........     .755      .71       .85      .72      .69     .685    1.035    1.725       .62
  Net Realized and Unrealized
    Gain/Loss on Securities.......    (.212)   .8525   (1.2275)   .5825    .2725    .7525    (1.64)   (2.31)    .8975
                                    -------  -------  --------  -------  -------  -------  -------  -------  --------
Total from Investment
  Operations......................     .543   1.5625    (.3775)  1.3025    .9625   1.4375    (.605)   (.585)   1.5175
                                    -------  -------  --------  -------  -------  -------  -------  -------  --------
    Distributions from Net
      Investment Income...........     .745    .7025     .8525    .7225    .7025    .6775    1.055    1.725       .61
    Distributions from Net
      Realized Gain on
      Securities..................       --       --        --       --       --       --       --      .01     .0975
                                    -------  -------  --------  -------  -------  -------  -------  -------  --------
Total Distributions...............     .745    .7025     .8525    .7225    .7025    .6775    1.055    1.735     .7075
                                    -------  -------  --------  -------  -------  -------  -------  -------  --------
Net Asset Value, End of the
  Period..........................  $ 8.008  $  8.21  $   7.35  $  8.58  $  8.00  $  7.74  $  6.98  $  8.64  $  10.96
                                    =======  =======  ========  =======  =======  =======  =======  =======  ========

Total Return(1)*..................    6.68%   21.37%    (4.33%)  16.32%   12.50%   21.23%   (7.23%)  (5.44%)   14.95%
Net Assets at End of the Period
  (In millions)...................  $  19.8  $  26.6  $   21.3  $  27.4  $  21.1  $  17.4  $   6.3  $   8.1  $    8.1
Ratio of Expenses to Average Net
  Assets*.........................     .60%     .60%      .60%     .60%     .60%     .60%     .60%     .60%      .60%
Ratio of Net Investment Income to
  Average Net Assets*.............    7.97%    8.11%     8.35%    7.80%    8.89%    9.72%   11.99%   12.92%    10.88%

Portfolio Turnover Rate...........      77%      54%       94%     130%     117%      90%     123%      56%       44%
*If certain expenses had not been
 assumed by the Adviser, Total
 Return would have been lower and
 the ratios would have been as
 follows:
Ratio of Expenses to Average Net
  Assets..........................    1.29%     .93%      .95%     .95%     .95%     .95%     .95%     .95%      .95%
Ratio of Net Investment Income to
  Average Net Assets..............    7.28%    7.78%     8.00%    7.40%    8.54%    9.37%   11.64%   12.57%    10.53%

                                        NOVEMBER 4, 1987
                                        (COMMENCEMENT OF
                                    INVESTMENT OPERATIONS) TO
                                        DECEMBER 31, 1987
PER SHARE OPERATING PERFORMANCE     -------------------------
Net Asset Value, Beginning of the
  Period..........................                    $10.00
                                                     -------
  Net Investment Income...........                       .08
  Net Realized and Unrealized
    Gain/Loss on Securities.......                     .1525
                                                     -------
Total from Investment
  Operations......................                     .2325
                                                     -------
    Distributions from Net
      Investment Income...........                     .0825
    Distributions from Net
      Realized Gain on
      Securities..................                        --
                                                     -------
Total Distributions...............                     .0825
                                                     -------
Net Asset Value, End of the
  Period..........................                    $10.15
                                                     =======
Total Return(1)*..................                     1.50%
Net Assets at End of the Period
  (In millions)...................                    $  1.2
Ratio of Expenses to Average Net
  Assets*.........................                      .60%
Ratio of Net Investment Income to
  Average Net Assets*.............                     5.58%
Portfolio Turnover Rate...........                       42%
*If certain expenses had not been
 assumed by the Adviser, Total
 Return would have been lower and
 the ratios would have been as
 follows:
Ratio of Expenses to Average Net
  Assets..........................                      .95%
Ratio of Net Investment Income to
  Average Net Assets..............                     5.23%


---------------------

(1) Total return for periods of less than one year are not annualized. Total return does not consider the effect of sales loads.

     The following financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. The most recent annual report is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the cover of this Prospectus. This information should be read in conjunction with the related financial statements and notes thereto included in the Statement of Additional Information.


EMERGING GROWTH PORTFOLIO


                                                                                  JULY 3, 1995
                                                                                (COMMENCEMENT OF
                                                               YEAR ENDED    INVESTMENT OPERATIONS)
                                                              DECEMBER 31,          THROUGH
                                                                  1996         DECEMBER 31, 1995
                                                              ------------   ----------------------
Net Asset Value, Beginning of the Period....................    $ 11.72              $10.00
                                                                -------              ------
  Net Investment Loss.......................................      (.016)               (.08)
  Net Realized and Unrealized
     Gain on Securities.....................................      1.956                1.80
                                                                -------              ------
Total from Investment Operations............................      1.940                1.72
                                                                -------              ------
Net Asset Value, End of the Period..........................    $13.660              $11.72
                                                                =======              ======
Total Return*...............................................     16.55%              17.20%(1)
Net Assets at End of the Period (In millions)...............    $   5.2              $  2.3
Ratio of Expenses to Average Net Assets*....................       .85%               2.50%
Ratio of Net Investment Loss to Average Net Assets*.........      (.17%)             (1.45%)
Portfolio Turnover..........................................       102%                 41%(1)
Average Commission Per Equity Share Traded(2)...............    $ .0470            --
*If certain expenses had not been assumed by the Adviser,
  Total Return would have been lower and the ratios would
  have been as follows:
Ratio of Expenses to Average Net Assets.....................      3.28%               5.40%
Ratio of Net Investment Loss to Average Net Assets..........     (2.60%)             (4.35%)


---------------------

(1) Non-Annualized



(2) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.

     The following financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. The most recent annual report (which contains financial highlights for the last five years) is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the cover of this Prospectus. This information should be read in conjunction with the related financial statements and notes thereto included in the Statement of Additional Information.


ENTERPRISE PORTFOLIO


                                                                        PERIOD ENDED DECEMBER 31
                                        -----------------------------------------------------------------------------------------
                                         1996      1995     1994     1993     1992     1991     1990     1989     1988    1987(2)
                                        -------   ------   ------   ------   ------   ------   ------   ------   ------   -------
Net Asset Value, Beginning of the
  Period..............................   $14.69   $12.39   $14.57   $14.21   $13.44   $10.09   $11.30    $8.70    $7.97     $9.33
                                        -------   ------   ------   ------   ------   ------   ------   ------   ------   -------
  Net Investment Income...............     .113      .32      .25      .21      .23     .265     .395      .40      .32       .18
  Net Realized and Unrealized
    Gain/Loss on Securities...........    3.417     4.22   (.7625)  1.0325      .77     3.37    (1.17)    2.57     .765   (1.1975)
                                        -------   ------   ------   ------   ------   ------   ------   ------   ------   -------
Total from Investment Operations......    3.530     4.54   (.5125)  1.2425     1.00    3.635    (.775)    2.97    1.085   (1.0175)
                                        -------   ------   ------   ------   ------   ------   ------   ------   ------   -------
Less:
  Distributions from Net Investment
    Income............................     .109    .3175      .25     .215      .23     .285     .435      .37      .30     .2575
  Distributions from Net Realized Gain
    on Securities.....................    1.849   1.9225   1.4175    .6675      -0-      -0-      -0-      -0-     .055      .085
                                        -------   ------   ------   ------   ------   ------   ------   ------   ------   -------
Total Distributions...................    1.958     2.24   1.6675    .8825      .23     .285     .435      .37     .355     .3425
                                        -------   ------   ------   ------   ------   ------   ------   ------   ------   -------
Net Asset Value, End of the Period....  $16.262   $14.69   $12.39   $14.57   $14.21   $13.44   $10.09   $11.30    $8.70     $7.97
                                        =======   ======   ======   ======   ======   ======   ======   ======   ======   =======
Total Return*.........................   24.80%   36.98%   (3.39%)   8.98%    7.48%   36.41%   (6.84%)  34.23%   13.61%   (11.12%)
Net Assets at End of the Period (in
  millions)...........................    $84.8    $76.0    $67.5    $72.3    $65.6    $57.8    $27.2    $31.8    $24.0     $31.0
Ratios of Expenses to Average Net
  Assets*.............................     .60%     .60%     .60%     .60%     .60%     .60%     .60%     .60%     .60%      .60%
Ratio of Net Investment Income to
  Average Net Assets*.................     .68%    2.06%    1.72%    1.41%    1.78%    2.33%    3.64%    3.74%    3.13%     1.65%
Portfolio Turnover....................     152%     145%     153%     139%     116%      95%     122%      86%      63%       75%
Average Commission Paid per Equity
  Share Traded(1).....................   $.0435       --       --       --       --       --       --       --       --        --
*If certain expenses had not been
 assumed by the Adviser. Total Return
 would have been lower and the ratios
 would have been as follows:
Ratio of Expenses to Average Net
  Assets..............................     .75%     .68%     .68%     .72%     .74%     .90%     .93%     .93%     .95%      .89%
Ratio of Net Investment Income to
  Average Net Assets..................     .53%    1.98%    1.64%    1.29%    1.64%    2.03%    3.31%    3.41%    2.78%     1.36%


---------------------

(1) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.


(2) Based on average month-end shares outstanding.

     The following financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. The most recent annual report (which contains financial highlights for the last five years) is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the cover of this Prospectus. This information should be read in conjunction with the related financial statements and notes thereto included in the Statement of Additional Information.


GOVERNMENT PORTFOLIO


                                                      PERIOD ENDED DECEMBER 31
                      ----------------------------------------------------------------------------------------
                       1996     1995     1994     1993     1992      1991     1990     1989     1988     1987
                      ------   ------   ------   ------   -------   ------   ------   ------   ------   ------
Net Asset Value,
  Beginning of the
  Period............  $ 9.06   $ 8.28   $ 9.26   $ 9.13   $  9.29   $ 8.70   $ 8.80   $ 8.48   $ 8.68   $ 9.91
                      ------   ------   ------   ------   -------   ------   ------   ------   ------   ------
  Net Investment
    Income..........    .569      .60      .56      .57      .665      .74     .785      .84      .88      .76
  Net Realized and
    Unrealized
    Gain/Loss on
    Securities......   (.388)     .78    (.985)    .135    (.1575)     .60    (.105)    .325    (.215)    (.97)
                      ------   ------   ------   ------   -------   ------   ------   ------   ------   ------
Total from
  Investment
  Operations........    .481     1.38    (.425)    .705     .5075     1.34      .68    1.165     .665     (.21)
                      ------   ------   ------   ------   -------   ------   ------   ------   ------   ------
Less:
  Distributions from
    Net Investment
    Income..........    .575      .60     .555     .575     .6675      .75      .78     .845     .865    .7525
  Distributions from
    Net Realized
    Gain on
    Securities......    --       --       --       --       --        --       --       --       --      .2675
                      ------   ------   ------   ------   -------   ------   ------   ------   ------   ------
Total
  Distributions.....    .575      .60     .555     .575     .6675      .75      .78     .845     .865     1.02
                      ------   ------   ------   ------   -------   ------   ------   ------   ------   ------
Net Asset Value, End
  of the Period.....  $8.666   $ 9.06   $ 8.28   $ 9.26   $  9.13   $ 9.29   $ 8.70   $ 8.80   $ 8.48   $ 8.68
                      ======   ======   ======   ======   =======   ======   ======   ======   ======   ======

Total Return(1)*....   2.12%   17.17%   (4.63%)   7.86%     5.73%   16.23%    8.31%   14.31%    6.74%   (2.12%)
Net Assets at End of
  the Period (In
  millions).........  $ 57.3   $ 67.0   $ 65.5   $ 80.6   $  74.8   $ 77.0   $ 73.2   $ 81.2   $ 90.6   $108.8
Ratio of Expenses to
  Average Net
  Assets*...........    .60%     .60%     .60%     .60%      .60%     .60%     .60%     .60%     .60%     .60%
Ratio of Net
  Investment Income
  to Average Net
  Assets*...........   6.56%    6.89%    6.71%    6.45%     7.29%    8.37%    9.19%    9.56%    9.29%    8.37%

Portfolio Turnover
  Rate..............    143%     164%     192%      91%       36%      57%     164%      42%      88%      65%
*If certain expenses
 had not been
 assumed by the
 Adviser, Total
 Return would have
 been lower and the
 ratios would have
 been as follows:
Ratio of Expenses to
  Average Net
  Assets............    .80%     .72%     .70%     .70%      .70%     .70%     .69%     .66%     .64%     .64%
Ratio of Net
  Investment Income
  to Average Net
  Assets............   6.36%    6.77%    6.61%    6.35%     7.19%    8.27%    9.10%    9.50%    9.25%    8.33%


---------------------
(1) Total return does not consider the effect of sales loads.

     The following financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. The most recent annual report is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the cover of this Prospectus. This information should be read in conjunction with the related financial statements and notes thereto included in the Statement of Additional Information.



GROWTH AND INCOME FUND



                                                              DECEMBER 23, 1996
                                                                (COMMENCEMENT
                                                                OF INVESTMENT
                                                               OPERATIONS) TO
                                                              DECEMBER 31, 1996
                                                              -----------------
Net Asset Value, Beginning of the Period....................      $ 10.000
                                                                  --------
  Net Investment Income.....................................          .011
  Net Realized and Unrealized
     Loss on Securities.....................................         (.041)
                                                                  --------
Total from Investment Operations............................         (.030)
                                                                  --------
Net Asset Value, End of the Period..........................      $  9.970
                                                                  ========
Total Return*...............................................          (.30)%(1)
Net Assets at End of the Period (In millions)...............      $    0.5
Ratio of Expenses to Average Net Assets*....................           .75%
Ratio of Net Investment Income to Average Net Assets*.......          4.47%
Portfolio Turnover..........................................             0%(1)
Average Commission Paid Per Equity Share Traded(2)..........      $ . 0203
*If certain expenses had not been assumed by the Adviser,
Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets.....................         45.97%
Ratio of Net Investment Income/Loss to Average Net Assets...       ( 40.74)%


---------------------

(1) Non-Annualized


(2) Represents the average brokerage commissions paid per equity share traded during the period for trades where commissions were applicable.

     The following financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. The most recent annual report (which contains financial highlights for the last five years) in included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the cover of this Prospectus. This information should be read in conjunction with the related financial statements and notes thereto included in the Statement of Additional Information.


MONEY MARKET PORTFOLIO


                                                                     PERIOD ENDED DECEMBER 31
                                  -----------------------------------------------------------------------------------------------
                                  1996     1995      1994      1993      1992      1991      1990     1989      1988       1987
                                  -----   -------   -------   -------   -------   -------   ------   -------   -------   --------
Net Asset Value, Beginning of
  the Period....................  $1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $ 1.00   $  1.00   $  1.00   $   1.00
                                  -----   -------   -------   -------   -------   -------   ------   -------   -------   --------
  Net Investment Income.........   .048     .0533     .0365     .0262     .0331     .0546     .076     .0877     .0714      .0624
  Net Realized and Unrealized
    Loss on Securities..........   --       --        --        --        --        --        --       --        --       (.00002)
                                  -----   -------   -------   -------   -------   -------   ------   -------   -------   --------
Total from Investment
  Operations....................   .048     .0533     .0365     .0262     .0331     .0546     .076     .0877     .0714     .06238
                                  -----   -------   -------   -------   -------   -------   ------   -------   -------   --------
Less Distributions From Net
  Investment Income.............   .048    (.0533)   (.0365)   (.0262)   (.0331)   (.0546)   (.076)   (.0877)   (.0714)   (.06238)
                                  -----   -------   -------   -------   -------   -------   ------   -------   -------   --------
Net Asset Value, End of the
  Period........................  $1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $ 1.00   $  1.00   $  1.00   $   1.00
                                  =====   =======   =======   =======   =======   =======   ======   =======   =======   ========
Total Return(1)*................  4.89%     5.46%     3.71%     2.66%     3.36%     5.46%    7.83%     9.13%     7.38%      6.41%
Net Assets at End of the Period
  (In millions).................  $19.6   $  21.6   $  28.5   $  30.0   $  32.9   $  38.0   $ 34.3   $  29.0   $  24.5   $   18.6
Ratios to Average Net Assets
  (annualized)
Ratios of Expenses to Average
  Net Assets*...................   .60%      .60%      .60%      .60%      .60%      .60%     .60%      .60%      .60%       .60%
Ratios of Net Investment Income
  to Average Net Assets*........  4.78%     5.33%     3.63%     2.63%     3.32%     5.44%    7.59%     8.76%     7.22%      6.24%
*If certain expenses had not
 been assumed by the Adviser,
 Total Return would have been
 lower and the ratios would have
 been as follows:
Ratio of Expenses to Average Net
  Assets........................  1.29%      .93%      .87%      .95%      .89%      .87%     .89%      .95%      .95%       .95%
Ratio of Net Investment Income
  to Average Net Assets.........  4.10%     5.00%     3.37%     2.28%     3.03%     5.17%    7.30%     8.41%     6.87%      5.89%


---------------------

(1) Total return does not consider the effect of sales loads.

     The following financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. The most recent annual report is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the cover of this Prospectus. This information should be read in conjunction with the related financial statements and notes thereto included in the Statement of Additional Information.



REAL ESTATE SECURITIES PORTFOLIO



                                                                                        JULY 3, 1995
                                                                                      (COMMENCEMENT OF
                                                                 YEAR ENDED       INVESTMENT OPERATIONS) TO
                                                              DECEMBER 31, 1996       DECEMBER 31, 1995
                                                              -----------------   -------------------------
Net Asset Value, Beginning of the Period....................       $ 10.74                 $ 10.00
                                                                   -------
  Net Investment Income.....................................          .217                     .20
  Net Realized and Unrealized Gain on Securities............         4.117                   .6325
                                                                   -------
Total from Investment Operations............................         4.334                   .8325
                                                                   -------
Less:
  Distributions from Net Investment Income..................         (.199)                 (.0925)
                                                                   -------
  Distributions from Net Realized Gain on Securities........          .091
                                                                   -------
Total Distributions.........................................          .290
                                                                   -------
Net Asset Value, End of the Period..........................       $14.784                 $ 10.74
                                                                   =======
Total Return*...............................................        40.53%                   8.35%(1)
Net Assets at End of the Period (In Millions)...............       $ 167.5                 $   8.6
Ratio of Expenses to Average Net Assets*....................         1.10%                   2.50%
Ratio of Net Investment Income to Average Net Assets*.......         5.06%                   3.75%
Portfolio Turnover..........................................           84%                     85%(1)
Average Commission Paid Per Equity Share Traded(2)..........       $ .0313                      --
* If certain expenses had not been assumed by the Adviser,
  Total Return would have been lower and the ratios would
  have been as follows:
Ratio of Expenses to Average Net Assets.....................         1.27%                   2.90%
Ratio of Net Investment Income to Average Net Assets........         4.89%                   3.36%


---------------------

(1) Non-Annualized


(2) Represents the average brokerage commissions paid per equity share traded during the period where commissions were applicable. This disclosure was not required in fiscal periods prior to 1996.

INTRODUCTION

     The Trust is a duly organized Delaware business trust with nine separate Portfolios, seven of which are described herein and offered pursuant to this Prospectus. Each Portfolio has separate assets and liabilities and a separate net asset value per share. Shares of a Portfolio represent an interest only in that Portfolio. Since market risks are inherent in all securities to varying degrees, assurance cannot be given that the investment objectives of any of the Portfolios will be met.

INVESTMENT OBJECTIVES AND POLICIES

     Each Portfolio of the Trust has a different investment objective which it pursues through separate investment policies as described below. See "Investment Practices" for further discussion of investment techniques and strategies. The investment objective of each Portfolio, except the Real Estate Securities Portfolio, is a fundamental policy and may not be changed without shareholder approval. With respect to the Real Estate Securities Portfolio, the investment objective may be changed by the Trustees. If there is a change in the objective of such Portfolio, shareholders should consider whether the Portfolio remains an appropriate investment in light of their then current financial position and needs. The differences in objectives and policies among the Portfolios can be expected to affect the return of each Portfolio and the degree of market and financial risk to which each Portfolio is subject.

DOMESTIC INCOME PORTFOLIO


     The primary investment objective of the Domestic Income Portfolio is to seek current income. Capital appreciation is a secondary objective, which will be sought only when consistent with its primary objective. The Portfolio attempts to achieve these investment objectives by investing primarily in fixed-income securities, including both convertible and non-convertible debt securities and preferred stocks. The Portfolio may invest in investment grade securities and lower rated and nonrated securities. There is no assurance that these objectives will be achieved and yields may fluctuate over time. The Portfolio may also invest in debt securities of foreign issuers, including non-U.S. dollar denominated debt securities, Eurodollar securities and securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof. The Portfolio will limit its investment in foreign securities to 25% of its total assets at the time of investment. See "Investment Practices -- Foreign Securities."



     The Portfolio expects that at all times at least 80% of its assets will be invested in fixed-income securities rated at the time of purchase B or higher by Moody's or S&P, nonrated debt securities considered by the Adviser to be of comparable quality and U.S. Government securities. See the Appendix for a description of corporate bond ratings. The Portfolio may also purchase or sell U.S. Government securities on a forward commitment basis. See "Investment Practices -- Forward Commitments."



     The Portfolio may invest in debt securities rated below B by both Moody's and S&P or nonrated debt securities considered by the Adviser to be of comparable quality (commonly known as "junk bonds"), common stocks or other equity securities and income bonds on which interest is not accrued by the Portfolio when such investments are consistent with the Portfolio's investment objectives or are acquired as part of a unit consisting of a combination of fixed-income or equity securities. The Portfolio may also invest in prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. See "Investment Practices -- Repurchase Agreements." Equity securities as referred to herein do not include preferred stocks. The Portfolio will not purchase any such securities which will cause more than 20% of its total assets to be so invested or which would cause more than 10% of its total assets to be invested in common stocks or other equity securities.


     In general, the prices of debt securities vary inversely with interest rates. If interest rates rise, debt security prices generally fall; if interest rates fall, debt security prices generally rise. In addition, for a given change in interest rates, longer-maturity debt securities fluctuate more in price (gaining or losing more in value) than shorter-maturity debt securities, and generally offer higher yields than shorter-maturity debt securities, all other factors, including credit quality, being equal. This potential for a decline in prices of debt securities due to rising interest rates is referred to herein as "market risk." While the Portfolio has no policy limiting the maturities of the debt securities in which it may invest, the Adviser seeks to moderate market risk by generally maintaining a portfolio duration within a range of four to six years.


     Duration is a measure of the expected life of a debt security on a present value basis expressed in years that incorporates a security's yield, coupon interest payments, final maturity and call features into one measure. Traditionally a debt security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "price volatility" of the security). However, "term to maturity" measures only the time until a debt security provides its final payment taking no account of the pattern of the security's payments of interest or principal prior to maturity. Duration measures the length of the time interval between the present and the time when the interest and principal payments are scheduled to be received (or in the case of a callable bond, expected to be received), weighing them by the present value of the cash to be received at each future point in time. In general, the lower the coupon rate of interest or the longer the maturity, or the lower the yield-to-maturity of a debt security, the longer its duration; conversely, the higher the coupon rate of interest, the shorter the maturity or the higher the yield-to-maturity of a debt security, the shorter its duration. With respect to some securities, there are some situations where even a duration calculation does not properly reflect the interest rate exposure of a security. In these and other similar situations, the Adviser will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure. The duration is likely to vary from time to time as the Adviser pursues its strategy of striving to maintain a balance between seeking to maximize income and endeavoring to maintain the value of the Portfolio's capital.


     The higher yields sought by the Portfolio are generally obtainable from securities rated in the lower categories by recognized rating services. These securities generally are subordinated to the prior claims of banks and other senior lenders. The lower rated debt securities in which the Portfolio may invest are regarded as predominately speculative with respect to the issuers continuing ability to meet principal and interest payments. The ratings of Moody's and S&P represent their opinions of the quality of the debt securities they undertake to rate, but not the market value risk of such securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, debt securities with the same maturity, coupon and rating may have different yields while debt securities of the same maturity and coupon with different ratings may have the same yield.

     During the fiscal year ended December 31, 1996, the average percentage of the Portfolio's assets invested in debt securities within the various rating categories (based on the higher of the S&P or Moody's ratings), and the nonrated debt securities, determined on a dollar weighted average, were as follows:



AAA/Aaa.....................................................     -0-
AA/Aa.......................................................     -0-
A/A.........................................................    11.7
BBB/Baa.....................................................    42.5
BB/Ba.......................................................    17.3
B/B.........................................................    10.5
*Nonrated...................................................     9.8
Preferred Stocks/Common Stocks/Warrants.....................     3.8
Cash and Equivalents........................................     4.4
                                                              ------
     Total Net Assets.......................................  100.00%



  * The nonrated debt securities as a percentage of total net assets were considered by the Adviser to be comparable to securities rated by Moody's as follows: AAA- 9.8%.


The securities in which the Portfolio may invest include the following:

    -- Straight fixed-income debt securities. These include bonds and other debt obligations which bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

    -- Pay-in-kind debt securities. These pay interest in additional debt securities rather than in cash.

    -- Zero-coupon debt securities. These bear no interest obligation but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value. Interest is however accrued by the Portfolio each day for accounting and Federal income tax purposes.

    -- Zero-fixed-coupon debt securities. These are zero-coupon debt securities which convert on a specified date to interest-bearing debt securities.

     Fixed-income securities rated below B by both Moody's and S&P include debt obligations or other securities of companies that are financially troubled, in default or are in bankruptcy or reorganization ("Deep Discount Securities"). Debt obligations of such companies are usually available at a deep discount from the face value of the instrument. The Portfolio will invest in Deep Discount Securities when the Adviser believes that existing factors are likely to restore the company to a healthy financial condition. Such factors include a restructuring of debt, management changes, existence of adequate assets, or other unusual circumstances.

     A debt instrument purchased at a deep discount may currently pay a very high effective yield. In addition, if the financial condition of the issuer improves, the underlying value of the security may increase, resulting in a capital gain. If the company defaults on its obligations or remains in default, or if the plan of reorganization is insufficient for debtholders, the Deep Discount Securities may stop generating income and lose value or become worthless. The Adviser will balance the benefits of Deep Discount Securities with their risks. While a diversified portfolio may reduce the overall impact of a Deep Discount Security that is in default or loses its value, the risk cannot be eliminated.

     Risk Factors of Investing in Lower Rated Debt Securities. Past experience may not provide an accurate indication of future performance of the market for lower rated debt securities, particularly during periods of economic recession. An economic downturn or increase in interest rates is likely to have a greater negative effect on this market, the value of lower rated debt securities in the Portfolio, the Portfolio's net asset value and the ability of the bonds' issuers to repay principal and interest, meet projected business goals and obtain additional financing than on higher rated securities. These circumstances also may result in a higher incidence of defaults than with respect to higher rated securities. An investment in this Portfolio may be considered more speculative than investment in shares of a fund which invests primarily in higher rated debt securities.

     Prices of lower rated debt securities may be more sensitive to adverse economic changes or corporate developments than higher rated investments. Debt securities with longer maturities, which may have higher yields, may increase or decrease in value more than debt securities with shorter maturities. Market prices of lower rated debt securities structured as zero coupon or pay-in-kind securities are affected to a greater extent by interest rate changes and may be more volatile than securities which pay interest periodically and in cash. When it deems it appropriate and in the best interests of Portfolio shareholders, the Portfolio may incur additional expenses to seek recovery on a debt security on which the issuer has defaulted and to pursue litigation to protect its interests of security holders of its companies.

     Because the market for lower rated securities may be thinner and less active than for higher rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. Nonrated securities are usually not as attractive to as many buyers as rated securities are, a factor which may make nonrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the Portfolio and may also limit the ability of the Portfolio to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower rated debt securities, especially in a thinly traded market. To the extent the Portfolio owns or may acquire illiquid or restricted lower rated securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. Changes in values of debt securities which the Portfolio owns will affect its net asset value per share. If market quotations are not readily available for the Portfolio's lower rated or nonrated securities, these securities will be valued by a method that the Portfolio's Trustees believes accurately reflects fair value. Judgment plays a greater role in valuing lower rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available.

     Special tax considerations are associated with investing in lower rated debt securities structured as zero coupon or pay-in-kind securities. The Portfolio accrues income on these securities prior to the receipt of cash payments. The Portfolio must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax laws and may, therefore, have to dispose a portion of its portfolio securities to satisfy distribution requirements.

     While credit ratings are only one factor the Adviser relies on in evaluating lower rated debt securities, certain risks are associated with using credit ratings. Credit rating agencies may fail to timely change the credit ratings to reflect subsequent events; however, the Adviser continuously monitors the issuers of lower rated debt securities in its portfolio in an attempt to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments. Achievement of the Portfolio's investment objective may be more dependent upon the Adviser's credit analysis than is the case for higher quality debt securities. Credit ratings for individual securities may change from time to time and the Portfolio may retain a portfolio security whose rating has been changed.

     Investors should consider carefully the additional risks associated with investment in securities which carry lower ratings, which are not generally meant for short-term investment.

EMERGING GROWTH PORTFOLIO

     The investment objective of the Emerging Growth Portfolio is to seek capital appreciation by investing in a portfolio of securities consisting principally of common stocks of small and medium sized companies considered by the Adviser to be emerging growth companies. Any ordinary income received from portfolio securities is entirely incidental.

     As a fundamental investment policy, the Portfolio under normal conditions invests at least 65% of its total assets in common stocks of small and medium sized companies (less than $2 billion of market capitalization), both domestic and foreign, in the early stages of their life cycle, that the Adviser believes have the potential to become major enterprises. Investments in such companies may offer greater opportunities for growth of capital than larger, more established companies, but also may involve certain special risks. Emerging growth companies often have limited product lines, markets, or financial resources, and they may be dependent upon one or a few key people for management. The securities of such companies may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. While the Portfolio will invest primarily in common stocks, to a limited extent it may invest in other securities such as preferred stocks, convertible securities and warrants.

     The Portfolio does not limit its investment to any single group or type of security. The Portfolio may also invest in special situations involving new management, special products and techniques, unusual developments, mergers or liquidations. Investments in unseasoned companies and special situations often involve much greater risks than are inherent in ordinary investments, because securities of such companies may be more likely to experience unexpected fluctuations in price.

     The Portfolio's primary approach is to seek what the Adviser believes to be unusually attractive growth investments on an individual company basis. The Portfolio may invest in securities that have above average volatility of price movement. Because prices of common stocks and other securities fluctuate, the value of an investment in the Portfolio will vary based upon the Portfolio's investment performance. The Portfolio attempts to reduce overall exposure to risk from declines in securities prices by spreading its investments over many different companies in a variety of industries. There is, however, no assurance that the Portfolio will be successful in achieving its objective.


     The Portfolio may invest up to 20% of its total assets in securities of foreign issuers. See "Investment Practices -- Foreign Securities." Additionally, the Portfolio may invest up to 15% of the value of its assets in restricted securities (i.e., securities which may not be sold without registration under the Securities Act of 1933) and in other securities not having readily available market quotations. The Portfolio may enter into repurchase agreements with domestic banks and broker-dealers which involve certain risks. The Portfolio may invest in either warrants so long as such investments aggregate less than 5% of the Portfolio's total assets. The risks involved in investing in restricted securities, warrants and repurchase agreements are described in the Statement of Additional Information.


ENTERPRISE PORTFOLIO

     The investment objective of the Enterprise Portfolio is to seek capital appreciation through investments in securities believed by the Adviser to have above average potential for capital appreciation. Any income received on such securities is incidental to the objective of capital appreciation.

     The Portfolio invests principally in growth common stocks. Such securities generally include those of companies with established records of growth in sales or earnings, and companies with new products, new services, or new processes. The Portfolio may also invest in companies in cyclical industries during periods when their securities appear attractive to the Adviser for capital appreciation. In addition to common stock, the Portfolio may invest in warrants and preferred stocks, and in investment companies. See "Investment Practices -- Investment in Investment Companies."

     The Portfolio generally holds a portion of its assets in investment grade short-term debt securities and investment grade corporate or government bonds in order to provide liquidity. Such investments may be increased to up to 100% of the Portfolio's assets when deemed appropriate by the Adviser for temporary defensive purposes. Short-term investments may include repurchase agreements with banks or broker-dealers. See "Investment Practices -- Repurchase Agreements."

     The Portfolio's primary approach is to seek what the Adviser believes to be attractive growth investments on an individual company basis. The Portfolio may invest in securities that have above average volatility of price movement. Because prices of common stocks and other securities fluctuate, the value of an investment in the Portfolio will vary based upon the Portfolio's investment performance. The Portfolio attempts to reduce overall exposure to risk from declines in securities prices by spreading its investments over many different companies in a variety of industries. There is, however, no assurance that the Portfolio will be successful in achieving its objective. The Portfolio may also invest in debt securities of foreign issuers, including non-U.S. dollar denominated debt securities, Eurodollar securities and securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof. The Portfolio will limit its investment in foreign securities to 10% of its total assets, taken at market value at the time of each investment. See "Investment Practices -- Foreign Securities." The Portfolio may engage in portfolio management strategies and techniques involving options, futures contracts and options on futures. Options, futures contracts and options on futures contracts are described in "Investment Practices -- Using Options, Futures Contracts and Options on Futures Contracts."

GOVERNMENT PORTFOLIO

GENERAL

     The investment objective of the Government Portfolio is to seek to provide investors with a high current return consistent with preservation of capital. The Portfolio invests primarily in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Under normal circumstances, at least 80% of the total assets of the Portfolio are invested in such securities. The Portfolio may invest its remaining assets (up to 20%) in other government related securities and in repurchase agreements fully collateralized by U.S. Government securities. The other government related securities include mortgage-related and mortgage-backed securities and certificates issued by financial institutions or broker-dealers representing "stripped" mortgage-related securities. See "Other Government Related Securities" below. In order to hedge against changes in interest rates, the Portfolio may purchase or sell options and engage in transactions involving interest rate futures contracts and options on such contracts. See "Investment Practices -- Using Options, Futures Contracts and Options on Futures Contracts" and the Statement of Additional Information for discussion of options, futures contracts and options on futures contracts. The Portfolio may also purchase or sell U.S. Government securities on a forward commitment basis. See "Investment Practices -- Forward Commitments." The Portfolio is not designed for investors seeking capital appreciation. Shares of the Portfolio are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities or by any other person or entity. There is no assurance that the Portfolio's objective will be achieved.

     Since the value of U.S. Government securities owned by the Portfolio will fluctuate depending upon market factors and inversely with prevailing interest rates, the net asset value of shares of the Portfolio will fluctuate. If interest rates rise, debt security prices generally fall; if interest rates fall, debt security prices generally rise. In addition, for a given change in interest rates, longer-maturity debt securities fluctuate more in price (gaining or losing more in value) than shorter-maturity debt securities, and generally offer higher yields than shorter-maturity debt securities, all other factors, including credit quality, being equal. This potential for a decline in prices of debt securities due to rising interest rates is referred to herein as "market risk." While the Portfolio has no policy limiting the maturities of the debt securities in which it may invest, the Adviser seeks to moderate market risk by generally maintaining a portfolio duration within a range of four to six years. Duration is a measure of the expected life of a debt security that incorporates a security's yield, coupon interest payments, final maturity and call features into one measure.


     Traditionally a debt security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "price volatility" of the security). However, "term to maturity" measures only the time until a debt security provides its final payment taking no account of the pattern of the security's payments of interest or principal prior to maturity. Duration measures the length of the time interval between the present and the time when the interest and principal payments are scheduled to be received (or in the case of a callable bond, expected to be received), weighing them by the present value of the cash to be received at each future point in time. In general, the lower the coupon rate of interest or the longer the maturity, or the lower the yield-to-maturity of a debt security, the longer its duration; conversely, the higher the coupon rate of interest, the shorter the maturity or the higher the yield-to-maturity of a debt security, the shorter its duration. With respect to some securities, there are some situations where even a duration calculation does not properly reflect the interest rate exposure of a security. In these and other similar situations, the Adviser will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.


     The Portfolio often purchases debt securities at a premium over the principal or face value in order to obtain higher current income. The amount of any premium declines during the term of the security to zero at maturity. Such decline generally is reflected in the market price of the security and thus in the Portfolio's net asset value. Any such decline is realized for accounting purposes as a capital loss at maturity or upon resale. Prior to maturity or resale, such decline in value could be offset, in whole or part, or increased by changes in the value of the security due to changes in interest rate levels.


     The principal reason for selling call or put options is to obtain, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. By selling options, the Portfolio reduces its potential for capital appreciation on debt securities if interest rates decline. Thus if market prices of debt securities increase, the Portfolio receives less total return from its optioned positions than it would have received if the options had not been sold. During periods when the Portfolio has capital loss carry forwards any capital gains generated from such transactions will be retained in the Portfolio. See "Investment Practices -- Using Options, Futures Contracts and Options on Futures Contracts" and "Dividends, Distributions and Taxes" and the Statement of Additional Information for discussion of options, futures contracts and options on futures contracts.


     The purchase and sale of options may result in a high portfolio turnover rate. The Portfolio's turnover rate is shown in the table of "Financial Highlights." See "Investment Practices -- Portfolio Turnover."


     The Portfolio is subject to the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"), which must be met at the end of each quarter of the year (or within 30 days thereafter). Regulations issued by the Secretary of the Treasury have the effect of requiring the Portfolio to invest no more than 55% of its total assets in securities of any one issuer, no more than 70% in the securities of any two issuers, no more than 80% in the securities of any three issuers, and no more than 90% in the securities of any four issuers. For this purpose, the United States Treasury and each U.S. Government agency and instrumentality is considered to be a separate issuer. Thus, the Portfolio intends to invest in U.S. Treasury securities and in securities issued by at least four U.S. Government agencies or instrumentalities in the amounts necessary to meet these diversification requirements at the end of each quarter of the year (or within 30 days thereafter).

     In the event the Portfolio does not meet the diversification requirements of Section 817(h) of the Code, the policies funded by shares of the Portfolio will not be treated as life insurance for Federal income tax purposes and the owners of the policies will be subject to taxation on their share of the dividends and distributions paid by the Portfolio.

U.S. GOVERNMENT SECURITIES

     Securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities include: (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years), and U.S. Treasury bonds (generally maturities of greater than ten years), all of which are backed by the full faith and credit of the United States; and (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, including government guaranteed mortgage-related securities, some of which are backed by the full faith and credit of the U.S. Treasury, some of which are supported by the right of the issuer to borrow from the U.S. Government and some of which are backed only by the credit of the issuer itself.

     Mortgage loans made by banks, savings and loan institutions, and other lenders are often assembled into pools, which are issued or guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself. Interests in such pools are what this Prospectus calls "mortgage-related securities."

     Mortgage-related securities include, but are not limited to, obligations issued or guaranteed by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA is a wholly owned corporate instrumentality of the United States whose securities and guarantees are backed by the full faith and credit of the United States. FNMA, a federally chartered and privately owned corporation, and FHLMC, a federal corporation, are instrumentalities of the United States. The securities and guarantees of FNMA and FHLMC are not backed, directly or indirectly, by the full faith and credit of the United States. Although the Secretary of the Treasury of the United States has discretionary authority to lend FNMA up to $2.25 billion outstanding at any time, neither the United States nor any agency thereof is obligated to finance FNMA's or FHLMC's operations or to assist FNMA or FHLMC in any other manner. Securities of FNMA and FHLMC include those issued in principal only or interest only components.

     Mortgage-related securities are characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the securityholders (such as the Portfolio), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the securityholders frequently receive prepayments of principal, in addition to the principal which is part of the regular monthly payment. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. This means that in times of declining interest rates, some of the Portfolio's higher yielding securities might be converted to cash, and the Portfolio will be forced to accept lower interest rates when that cash is used to purchase additional securities. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-related securities. If the Portfolio buys mortgage-related securities at a premium, mortgage foreclosures or mortgage prepayments may result in a loss to the Portfolio of up to the amount of the premium paid since only timely payment of principal and interest is guaranteed.

OTHER GOVERNMENT RELATED SECURITIES

     The Portfolio may invest up to 20% of its assets in other government related securities and in repurchase agreements fully collateralized by U.S. Government securities. A principal type of government related security in which the Portfolio may invest are mortgage-backed securities including collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs").

     CMOs are debt securities issued by U.S. Government agencies or by financial institutions and other mortgage lenders and collateralized by a pool of mortgages held under an indenture. CMOs are issued in a number of classes or series with different maturities. The classes or series are retired in sequence as the underlying mortgages are repaid. Prepayment may shorten the stated maturity of the obligation and can result in a loss of premium, if any has been paid. Certain of these securities may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security).

     REMICs, which were authorized under the Tax Reform Act of 1986 (the "Tax Reform Act"), are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

     CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. The Portfolio will invest in such privately issued securities only if they are 100% collateralized at the time of issuance by securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Portfolio intends to invest in privately issued CMOs and REMICs only if they are rated at the time of purchase in the two highest grades by a nationally-recognized rating agency.

STRIPPED SECURITIES

     Stripped mortgage-related securities (hereinafter referred to as "Stripped Mortgage Securities") are derivative multiclass mortgage securities. Stripped Mortgage Securities may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

     Stripped Mortgage Securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of Stripped Mortgage Securities will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield-to-maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the securities' yield-to-maturity since interest payments cease as soon as the related principal amount is repaid. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities even if the security is rated AAA or Aaa. Holders of PO securities are not entitled to any periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Current federal tax law requires that a holder (such as the Portfolio) of such securities accrue a portion of the discount at which the security was purchased as income each year even though the holder receives no interest payment in cash on the certificate during the year. Such securities may involve greater risk than securities issued directly by the U.S. Government, its agencies or instrumentalities.

     Although the market for government-issued IO and PO securities backed by fixed-rate mortgages is increasingly liquid, certain of such securities may not be readily marketable and will be considered illiquid for purposes of the Portfolio's limitation on investments in illiquid securities. The Trustees will establish guidelines and standards for determining whether a particular government-issued IO or PO backed by fixed-rate mortgages is liquid. Generally, such a security may be deemed liquid if it can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the net asset value per share. Stripped Mortgage Securities, other than government-issued IO and PO securities backed by fixed-rate mortgages, are presently considered by the staff of the SEC to be illiquid securities and thus subject to the Portfolio's limitation on investment in illiquid securities.

GROWTH AND INCOME PORTFOLIO

     The Growth and Income Portfolio's investment objective is to seek long-term growth of capital and income. Since investment in securities involves potential gain or loss, there is no assurance that the Portfolio's objective will be achieved.

     In view of the investment objective, the Portfolio generally invests principally in income-producing equity securities including common stocks and convertible securities; although investments are also made in non-convertible preferred stocks and debt securities rated "investment grade," i.e., within the four highest grades assigned by S&P or by Moody's. Ratings at the time of purchase determine which securities may be acquired, and a subsequent reduction in rating does not require the Portfolio to dispose of a security. Securities rated BBB by S&P or Baa by Moody's are in the lowest of the four investment grades and are considered by the rating agencies to be medium grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher rated securities. The market prices of preferred stocks and debt securities generally fluctuate with changes in interest rates so that the value of investments in such securities can be expected to decrease as interest rates rise and increase as interest rates fall. The Portfolio may also invest in warrants and in securities of newly-formed companies and in investment companies. See "Investment
Practices -- Investment in Investment Companies." The Portfolio may invest up to 15% of its assets in securities of foreign issuers. See "Investment
Practices -- Foreign Securities." The Portfolio may enter into repurchase agreements with domestic banks and broker-dealers which involves certain risks or may lend portfolio securities on a fully collateralized basis. See "Investment Practices -- Repurchase Agreements" and "Investment
Practices -- Loans of Portfolio Securities". When deemed appropriate for temporary defensive purposes, the Portfolio may invest up to 100% of its total assets in U.S. Government securities and investment grade corporate debt securities.

     The Portfolio may dispose of a security whenever, in the opinion of the Adviser, factors indicate it is desirable to do so. Such factors include a change in economic or market factors in general or with respect to a particular industry, a change in the market trend of or other factors affecting an individual security, changes in the relative market performance of or appreciation possibilities offered by individual securities and other circumstances bearing on the desirability of a given investment.

MONEY MARKET PORTFOLIO

     The investment objective of the Money Market Portfolio is to seek protection of capital and high current income through investments in money market instruments. The investment policies, the percentage limitations, and the kinds of securities in which the Portfolio can invest may be changed by the Trustees, unless expressly governed by those limitations stated under "Investment Restrictions" in the Statement of Additional Information which can be changed only by action of the shareholders of the Portfolio. It is not the intention of the Trustees, however, to change these policies without prior notice to shareholders.

     The Portfolio seeks to maintain a constant net asset value of $1.00 per share by investing in a diversified portfolio of money-market instruments maturing within one year with a dollar-weighted average maturity of 90 days or less. It seeks high current income from these short-term investments to the extent consistent with protection of capital. Of course, there can be no guarantee that the Portfolio will achieve its objective or be able at all times to maintain its net asset value per share at $1.00. In addition, the daily dividend rate paid by the Portfolio may be expected to fluctuate. The Portfolio uses the amortized cost method for valuing portfolio securities purchased at a discount. See "Determination of Net Asset Value." It may invest in instruments of the following types, all of which will be U.S. dollar obligations:

OBLIGATIONS OF THE U.S. GOVERNMENT AND ITS AGENCIES

     The Portfolio may invest in obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Government, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Government, (c) discretionary authority of the U.S. Government agency or instrumentality or (d) the credit of the instrumentality. Such agencies or instrumentalities include, but are not limited to, the Federal National Mortgage Association, the Government National Mortgage Association, Federal Land Banks, and the Farmer's Home Administration.

BANK OBLIGATIONS


     The Portfolio may invest in negotiable time deposits, certificates of deposit and bankers' acceptances which are obligations of domestic banks having total assets in excess of $1 billion as of the date of their most recently published financial statements. The Portfolio is also authorized to invest up to 5% of its total assets in certificates of deposit issued by domestic banks having total assets of less than $1 billion, provided that the principal amount of the certificate of deposit acquired by the Portfolio is insured in full by the Federal Deposit Insurance Corporation.


COMMERCIAL PAPER

     The Portfolio may invest in short-term obligations of companies which at the time of investment are (a) rated in one of the two highest categories by at least two nationally recognized statistical organizations (or one rating organization if the obligation was rated by only one such organization), or (b) if not rated, are of comparable quality as determined in accordance with procedures established by the Trustees. See the Statement of Additional Information. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. (See the Appendix in the Statement of Additional Information for an explanation of these ratings). The Portfolio's current policy is to limit investments in commercial paper to obligations rated in the highest rating category.

REPURCHASE AGREEMENTS

     The Portfolio may enter into repurchase agreements with banks and broker-dealers which involve certain risks in the event of a default by the other party. See "Investment Practices -- Repurchase Agreements."

REAL ESTATE SECURITIES PORTFOLIO

     General. The Real Estate Securities Portfolio's primary investment objective is to provide shareholders with long-term growth of capital. Current income is a secondary consideration. The Portfolio will seek to achieve its investment objectives by investing principally in a diversified portfolio of Real Estate Securities which include equity securities, including common stocks and convertible securities, as well as non-convertible preferred stocks and debt securities of real estate industry companies. A "real estate industry company" is a company that derives at least 50% of its assets (marked to market), gross income or net profits from the ownership, construction, management or sale of residential, commercial or industrial real estate. Real estate industry companies may include among others: equity real estate investment trusts, which pool investors' funds for investment primarily in commercial real estate properties, mortgage real estate investment trusts, which invest pooled funds in real estate related loans; brokers or real estate developers; and companies with substantial real estate holdings, such as paper and lumber products and hotel and entertainment companies. Under normal market conditions, at least 65% of the Portfolio's total assets will be invested in Real Estate Securities, primarily equity securities of real estate investment trusts. The Portfolio's investment in debt securities will be rated, at the time of investment, at least Baa by Moody's or BBB by S&P, a comparable rating by any other nationally recognized statistical rating organization or if unrated, determined by the Adviser to be of comparable quality. Ratings at the time of purchase determine which securities may be acquired, and a subsequent reduction in ratings does not require the Portfolio to dispose of a security. Securities rated Baa by Moody's or BBB by S&P are considered to be medium grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher rated securities. The rating of the ratings agencies represent their opinions of the quality of the debt securities they undertake to rate, but not the market value risk of such securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality. The Portfolio may invest more than 25% of its total assets in the real estate industry.

     Under normal market conditions, the Portfolio may invest up to 35% of its total assets in equity and debt securities of companies outside the real estate industry, U.S. Government securities, cash and money market instruments.

     The Portfolio may invest up to 25% of its assets in securities issued by foreign issuers. See "Investment Practices -- Foreign Securities." The Portfolio may engage in portfolio management strategies and techniques involving options, futures contracts and options on futures. Options, futures contracts and related options are described in "Investment Practices -- Using Options, Futures Contracts and Options on Futures Contracts" and the Statement of Additional Information.

     For temporary defensive purposes, the Portfolio may invest up to 100% of its total assets in short-term investments as described below. The Portfolio will assume a temporary defensive posture only when economic and other factors affect the real estate industry market to such an extent that the Adviser believes there to be extraordinary risks in being primarily in Real Estate Securities.

     There can be no assurance that the Portfolio will achieve its investment objectives.

     Short-Term Investments. The Portfolio may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, commercial paper, bankers' acceptances, certificates of deposit, repurchase agreements collateralized by these securities, and other short-term evidences of indebtedness. The Portfolio will only purchase commercial paper if it is rated Prime-1 or Prime-2 by Moody's or A-1 or A-2 by S&P. Such temporary investments may be made either for liquidity purposes, to meet shareholder redemption requirements or as a temporary defensive measure.

     Risk Factors. Although the Portfolio does not invest directly in real estate, an investment in the Portfolio will generally be subject to the risks associated with real estate because of its policy of concentration in the securities of companies in the real estate industry. These risks include, among others: declines in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties of tenants and changes in interest rates. The value of securities of companies which service the real estate industry will also be affected by such risks. If the Portfolio has rental income or income from the disposition of real property acquired as a result of a default on securities the Portfolio owns, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company.

     In addition, equity real estate investment trusts may be affected by changes in the value of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. Equity and mortgage real estate investment trusts are dependent upon management skill, may not be diversified and are subject to the risks of financing projects. Such real estate investment trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Code and to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act"). Changes in interest rates may also affect the value of the debt securities in the Portfolio's portfolio. Like investment companies such as the Portfolio, real estate investment trusts are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Portfolio will indirectly bear its proportionate share of any expenses paid by the real estate investment trusts in which it invests in addition to the expenses paid by the Portfolio.

     Because of the Portfolio's policy of concentrating its investments in Real Estate Securities, the Portfolio may be more susceptible than an investment company without such a policy to any single economic, political or regulatory occurrence affecting the real estate industry.

     Additional information about the Portfolio's investment practices and the risks associated with such practices are contained in "Investment Practices" herein and in the Statement of Additional Information.

INVESTMENT PRACTICES


     Repurchase Agreements. Each Portfolio may enter into repurchase agreements with broker-dealers or domestic banks (or a foreign branch or subsidiary thereof) which are deemed creditworthy by the Adviser under guidelines approved by the Trustees. A repurchase agreement is a short-term investment in which the purchaser (i.e., a Portfolio) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's holding period. Repurchase agreements involve certain risks in the event of a default by the other party. In the event of a bankruptcy or other default of the seller of a repurchase agreement, a Portfolio could experience delays and expenses in liquidating the underlying securities and loss including: (a) possible decline in the value of the underlying security during the period while a Portfolio seeks to enforce its rights thereto, (b) possible lack of access to income on the underlying security during this period, and (c) expenses of enforcing its rights. No Portfolio will invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by such Portfolio, exceeds in the case of the Emerging Growth Portfolio, the Growth and Income Portfolio and the Real Estate Securities Portfolio, 15% of the value of each Portfolio's net assets and, in the case of the Domestic Income Portfolio, the Enterprise Portfolio, the Government Portfolio and the Money Market Portfolio, 10% of the value of its net assets.



     For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Portfolios than would be available to the Portfolios investing separately. The manner in which the joint account is managed is subject to conditions set forth in the SEC exemptive order authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.


     Loans of Portfolio Securities. Each Portfolio, except the Real Estate Securities Portfolio, may lend portfolio securities to unaffiliated brokers, dealers and financial institutions provided that

(a) immediately after any such loan, the value of the securities loaned does not exceed 10% of the total value of that Portfolio's assets and (b) any securities loan is collateralized in accordance with applicable regulatory requirements. See Statement of Additional Information.



     Foreign Securities. The Domestic Income Portfolio, the Emerging Growth Portfolio, the Enterprise Portfolio, the Growth and Income Portfolio and the Real Estate Securities Portfolio may invest up to 25%, 20%, 10%, 15% and 25%, respectively, of the value of such Portfolios' total assets in securities issued by foreign issuers. With respect to the Real Estate Securities Portfolio, some of such securities may also be Real Estate Securities. Investments in securities of foreign entities and securities denominated in foreign currencies involve risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or United States governmental laws or restrictions applicable to such investments. Since a Portfolio may invest in securities denominated or quoted in currencies other than the United States dollar, changes in foreign currency exchange rates may affect the value of investments in the portfolio and the accrued income and unrealized appreciation or depreciation of investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of a Portfolio's assets denominated in that currency and a Portfolio's yield on such assets.


     A Portfolio may also purchase foreign securities in the form of ADRs and EDRs or other securities representing underlying shares of foreign companies. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depositary's transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. A Portfolio may invest in ADRs through both sponsored and unsponsored arrangements. For further information on ADRs and EDRs, investors should refer to the Statement of Additional Information.


     With respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could affect investment in those countries. There may be less publicly available information about a foreign security than about a United States security, and foreign entities may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of United States entities. In addition, certain foreign investments made by a Portfolio may be subject to foreign withholding taxes, which would reduce a Portfolio's total return on such investments and the amounts available for distributions by a Portfolio to its shareholders. See "Dividends, Distributions and Taxes." Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Portfolio are not invested and no return is earned thereon. The inability of a Portfolio to make intended security purchases due to settlement problems could cause a Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Portfolio due to subsequent declines in value of the portfolio security or, if a Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities, including custodial costs and foreign brokerage commissions, are generally higher than with transactions in United States securities. In addition, the Portfolio will incur costs in connection with conversions between various currencies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States.

     Foreign Currency Transactions. The value of a Portfolio's portfolio securities that are traded in foreign markets may be affected by changes in currency exchange rates and exchange control regulations. In addition, the Portfolio will incur costs in connection with conversions between various currencies. A Portfolio's foreign currency exchange transactions generally will be conducted on a spot basis (that is, cash basis) at the spot rate for purchasing or selling currency prevailing in the foreign currency exchange market. A Portfolio purchases and sells foreign currency on a spot basis in connection with the settlement of transactions in securities traded in such foreign currency. A Portfolio does not purchase and sell foreign currencies as an investment.

     A Portfolio also may enter into contracts with banks or other foreign currency brokers and dealers to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts to hedge against changes in foreign currency exchange rates. A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.


     A Portfolio may attempt to hedge against changes in the value of the United States dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency futures contract for such amount. Such hedging strategies may be employed before a Portfolio purchases a foreign security traded in the hedged currency which a Portfolio anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefore is made or received. Hedging against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the price of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should move in the direction opposite to the hedged position. A Portfolio will not speculate in foreign currency forward or futures contracts or through the purchase and sale of foreign currencies.



     The Portfolio's custodian will place cash or liquid securities in a segregated account having a value equal to the aggregate amount of the Portfolio's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the securities placed in the segregated account declines, additional cash or securities are placed in the account on a daily basis so that the value of the account equals the amount of the Portfolio's commitments with respect to such contracts. As an alternative to maintaining all or part of the segregated account, the Portfolio may purchase a call option permitting the Portfolio to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Portfolio may purchase a put option permitting the Portfolio to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts.



     Restricted Securities. The Emerging Growth Portfolio, the Growth and Income Portfolio and the Real Estate Securities Portfolio may invest up to 15% of their net assets in restricted securities and other illiquid assets. The other Portfolios offered in this Prospectus may each invest up to 5% of their net assets in restricted securities and other illiquid assets. As used herein, restricted securities are those that have been sold in the United States without registration under the Securities Act of 1933 and are thus subject to restrictions on resale. Excluded from the limitation, however, are any restricted securities which are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and which have been determined to be liquid by the Trustees or by the Adviser pursuant to Board-approved guidelines. The determination of liquidity is based on the volume of reported trading in the institutional secondary market for each security. Since it is not possible to predict with assurance how the markets for restricted securities sold and offered under Rule 144A will develop, the Trustees will monitor a Portfolio's investment in these securities focusing on such factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. These difficulties and delays could result in a Portfolio's inability to realize a favorable price upon disposition of restricted securities, and in some cases might make disposition of such securities at the time desired by a Portfolio impossible. Since market quotations are not readily available for restricted securities, such securities will be valued by a method that a Portfolio's Trustees believe accurately reflects fair value.


     Forward Commitments. The Domestic Income Portfolio, the Government Portfolio and the Real Estate Securities Portfolio may purchase or sell U.S. Government securities (or debt securities with respect to the Real Estate Securities Portfolio) on a "when-issued" or "delayed delivery" basis ("Forward Commitments"). These transactions occur when securities are purchased or sold by the Portfolio with payment and delivery taking place in the future, frequently a month or more after such transaction. The price is fixed on the date of the commitment, and the seller continues to accrue interest on the securities covered by the Forward Commitment until delivery and payment takes place. At the time of settlement, the market value of the securities may be more or less than the purchase or sale price.

     Each Portfolio may either settle a Forward Commitment by taking delivery of the securities or may resell or repurchase a Forward Commitment on or before the settlement date in which event a Portfolio may reinvest the proceeds in another Forward Commitment. A Portfolio's use of Forward Commitments may increase its overall investment exposure and thus its potential for gain or loss. When engaging in Forward Commitments, a Portfolio relies on the other party to complete the transaction; should the other party fail to do so, a Portfolio might lose a purchase or sale opportunity that could be more advantageous than alternative opportunities at the time of the failure.


     Each Portfolio maintains a segregated account (which is marked to market daily) of cash, liquid securities or the security covered by the Forward Commitment (in the case of a Forward Currency sale) with the Portfolio's custodian in an aggregate amount equal to the amount of its commitment as long as the obligation to purchase or sell continues.



     Portfolio Turnover. Each Portfolio may purchase or sell securities without regard to the length of time the security has been held and thus may experience a high rate of portfolio turnover. A 100% turnover rate would occur, for example, if all the securities in a portfolio were replaced in a period of one year. Securities with maturities of less than one year are excluded in the computation of the portfolio turnover rate. The portfolio turnover rate is not a limiting factor when the Adviser deems it desirable to purchase or sell securities or to engage in transactions in options, futures contracts and options on futures contracts on behalf of the Emerging Growth Portfolio, the Enterprise Portfolio, the Government Portfolio, the Growth and Income Portfolio or Real Estate Securities Portfolio. The annual turnover rates of each Portfolio is shown under "Financial Highlights." The turnover rate for the Growth and Income Portfolio may exceed 100%, which is higher than that of many other investment companies. Higher portfolio turnover involves correspondingly greater transaction costs, including any brokerage commissions, which are borne directly by a Portfolio. In addition, higher portfolio turnover may increase the recognition of short-term, rather than long-term, capital gains. See "Dividends, Distributions and Taxes."



     Using Options, Futures Contracts and Options on Futures Contracts. The Emerging Growth Portfolio, the Enterprise Portfolio, the Government Portfolio, the Growth and Income Portfolio and the Real Estate Securities Portfolio may purchase or sell options, futures contracts or options on futures contracts. The Portfolios expect to utilize options, futures contracts and options thereon in several different ways, depending upon the status of a Portfolio's portfolio securities and the

Adviser's expectations concerning the securities markets. See the Statement of Additional Information for a discussion of options, futures contracts and options on futures contracts.


     Potential Risks of Options, Futures Contracts and Options on Futures Contracts. The purchase and sale of options and futures contracts involve risks different from those involved with direct investments in securities. While utilization of options, futures contracts and similar instruments may be advantageous to a Portfolio, if the Adviser is not successful in employing such instruments in managing a Portfolio's investments, a Portfolio's performance will be worse than if a Portfolio did not make such investments. In addition, a Portfolio would pay commissions and other costs in connection with such investments, which may increase a Portfolio's expenses and reduce its return. Each Portfolio is authorized to purchase and sell over-the-counter options ("OTC Options"). OTC Options are purchased from or sold to securities dealers, financial institutions of other parties ("Counterparties") through direct bilateral agreement with the Counterparty. A Portfolio will sell only OTC Options (other than over-the-counter currency options) that are subject to a buy-back provision permitting a Portfolio to require to the Counterparty to sell the option back to a Portfolio at a formula price within seven days. The staff of the SEC currently takes the position that, in general, OTC Options on securities other than U.S. Government securities purchased by a Portfolio, and portfolio securities covering OTC Options sold by a Portfolio, are illiquid securities subject to a Portfolio limitation on illiquid securities described below. A Portfolio may not purchase or sell futures contracts or related options for which the aggregate initial margin and premiums exceed 5% of the fair market value of the Portfolio's assets.



     In order to prevent leverage in connection with the purchase of futures contracts thereon by a Portfolio, an amount of cash or liquid securities equal to the market value of the obligation under the futures contracts (less any related margin deposits) will be maintained in a segregated account with the Custodian. Each Portfolio may not invest more than 10% of its net assets (or 15% for the Emerging Growth Portfolio, the Growth and Income Portfolio and the Real Estate Securities Portfolio) in illiquid securities and repurchase agreements which have a maturity of longer than seven days. A more complete discussion of the potential risks involved in transactions in options, futures contracts and options on futures contracts is contained in the Statement of Additional Information.



     Investment in Investment Companies. The Enterprise Portfolio and the Growth and Income Portfolio may invest in one or more investment companies advised by the Adviser and its affiliates, including Van Kampen American Capital Small Capitalization Fund ("Small Cap Fund") and Van Kampen American Capital Foreign Securities Fund ("Foreign Securities Fund"). The shares of the Small Cap Fund and Foreign Securities Fund are available for investment only by certain Van Kampen American Capital funds. The Adviser believes that the use of the Small Cap Fund and Foreign Securities Fund may, from time to time, provide such Portfolios the most effective exposure to the performance of the small capitalization sector of the stock market and to foreign securities while at the same time minimizing costs. The advisers charge no advisory fees for managing the Small Cap Fund or Foreign Securities Fund, nor are there any sales load or other charges associated with distribution of its shares. Other expenses incurred by the Small Cap Fund and Foreign Securities Fund are borne by them, and thus indirectly by the Van Kampen American Capital funds that invest in them. With respect to such other expenses, the Adviser anticipates that the efficiencies resulting from use of the Small Cap Fund or the Foreign Securities Fund will result in cost savings for the Fund and other Van Kampen American Capital funds. In large part, these savings are attributable to the fact that administrative actions that would have to be performed multiple times if each Van Kampen American Capital fund held its own portfolio of small capitalization or foreign securities will need to be performed only once. The Adviser expects that the Small Cap Fund and Foreign Securities Fund will experience trading costs that will be substantially less than the trading costs that would be incurred if small capitalization or foreign securities were purchased separately by a Portfolio and other Van Kampen American Capital funds. A Portfolio's investment in the Small Cap Fund and the Foreign Securities Fund are subject to the terms and conditions set forth in the SEC exemptive orders authorizing such investments.



     The securities of small and medium sized companies that the Small Cap Fund may invest in may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, small capitalization companies typically are subject to a greater degree of change in earnings and business prospects than are larger, more established companies. In light of these characteristics of small capitalization companies and their securities, the Small Cap Fund may be subject to greater investment risk than that assumed through investment in the equity securities of larger capitalization companies. The securities of foreign issuers that the Foreign Securities Fund may invest in are subject to certain risks as described under "Investment Practices -- Foreign Securities."



     The Enterprise Portfolio and the Growth and Income Portfolio will each be deemed to own a pro rata portion of each investment of the Small Cap Fund and Foreign Securities Fund. For example, if a Portfolio's investment in the Small Cap Fund were $10 million, and the Small Cap Fund had 5% of its assets invested in the electronics industry, the Portfolio would be considered to have an investment of $500,000 in the electronics industry.



     Brokerage Practices. The Adviser is responsible for the placement of orders for the purchase and sale of portfolio securities for a Portfolio and the negotiation of brokerage commissions on such transactions. Brokerage firms are selected on the basis of their professional capability for the type of transaction and the value and quality of execution services rendered on a continuing basis. The Adviser is authorized to place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Trust and with brokerage firms participating in the distribution of shares of a Portfolio and other Van Kampen American Capital mutual funds if it reasonably believes that the quality of the execution and the commission are comparable to that available from other qualified brokerage firms. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. The information received may be used by the Adviser in managing the assets of other advisory accounts as well as in the management of the assets of the Portfolio.


THE TRUST AND ITS MANAGEMENT


     The Trust is an open-end, diversified management investment company, commonly known as a mutual fund. A mutual fund provides, for those who have similar investment goals, a practical and convenient way to invest in a diversified portfolio of securities by combining their resources in an effort to achieve such goals.



     THE ADVISER. The Adviser is a wholly owned subsidiary of Van Kampen American Capital, Inc. ("Van Kampen American Capital"). Van Kampen American Capital is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $57 billion under management or supervision. Van Kampen American Capital's more than 40 open-end and 38 closed-end funds and more than 2,500 unit investment trusts are professionally distributed by leading financial advisers nationwide. Van Kampen American Capital Distributors, Inc. (the "Distributor"), the distributor of the Trust and the sponsor of the funds mentioned above, is also a wholly-owned subsidiary of Van Kampen American Capital. Van Kampen American Capital is an indirect wholly-owned subsidiary of Morgan Stanley Group Inc. The Adviser's principal office is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.



     Morgan Stanley Group Inc. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and global custody, securities clearance services and securities lending.



     On February 5, 1997, Morgan Stanley Group Inc. and Dean Witter, Discover & Co. announced that they had entered into an Agreement and Plan of Merger to form a new company to be named Morgan Stanley, Dean Witter, Discover & Co. Subsequent to certain conditions being met, it is currently anticipated that the transaction will close in mid-1997. Thereafter, Van Kampen American Capital Asset Management, Inc. will be an indirect subsidiary of Morgan Stanley, Dean Witter, Discover & Co.



     Dean Witter, Discover & Co. is a financial services company with three major businesses: full service brokerage, credit services and asset management of more than $100 billion in customer accounts.



     As of April 4, 1997, the Distributor owned beneficially and of record approximately 34.68% of the outstanding shares of the Growth and Income Portfolio and therefore, may be deemed to control this Portfolio.



     ADVISORY AGREEMENTS. The Trust and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement I"), pursuant to which the Trust retains the Adviser to manage the investment of assets and to place orders for the purchase and sale of portfolio securities for certain Portfolios including the Domestic Income Portfolio, the Enterprise Portfolio, the Government Portfolio and the Money Market Portfolio. The Trust and the Adviser are also parties to additional investment advisory agreements for its remaining Portfolios, including three investment advisory agreements designated herein as "Emerging Growth Advisory Agreement", "Growth and Income Advisory Agreement" and "Real Estate Advisory Agreement", pursuant to which the Trust retains the Adviser to manage the investment of assets and placement orders for the purchase and sale of portfolio securities for the Emerging Growth Portfolio, the Growth and Income Portfolio and the Real Estate Securities Portfolio, respectively (such advisory agreements are referred to herein collectively as the "Advisory Agreements").



     Under the Advisory Agreements, the Trust bears the cost of its accounting services, which includes maintaining its financial books and records and calculating the daily net asset value of each Portfolio. The costs of such accounting services include the salaries and overhead expenses of a Treasurer or other principal financial officer and the personnel operating under his direction. The services are provided at cost which is allocated among the investment companies advised by the Adviser. The Trust also pays shareholder service agency fees, custodian fees, legal and auditing fees, trustees' fees (other than those who are affiliated persons, as defined in the 1940 Act, of the Adviser, the Distributor or Van Kampen American Capital), the costs of registration of its shares and reports and proxies to shareholders and all other ordinary expenses not specifically assumed by the Adviser or the Distributor.



     Under Advisory Agreement-I, the Trust pays to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it a fee payable monthly computed on average daily net assets of the subject Portfolios at an annual rate of 0.50% of the first $500 million of such Portfolios' aggregate average net assets; 0.45% of the next $500 million of such Portfolios' aggregate average net assets, and 0.40% of such Portfolios' aggregate average net assets in excess of $1 billion. Each Portfolio pays its pro rata share of the fee based upon its average daily net assets. For the fiscal year ended December 31, 1996, advisory fees plus the cost of accounting services payable by the Trust, before expense reimbursements, equaled 0.70%, 0.57%, 0.59% and 0.72% for the Domestic Income Portfolio, the Enterprise Portfolio, the Government Portfolio and the Money Market Portfolio, respectively, of each Portfolio's average daily net assets. For the same period, each Portfolio's net total operating expenses were 0.60%. Such figure results from the Adviser's agreement that so long as it serves as Adviser to such Portfolio it will limit the ordinary business expenses of such Portfolio to 0.60% per year of the average net assets of such Portfolio by reducing the advisory fee and/or bearing other expenses of a Portfolio in excess of such limitation. Expenses subject to such limitation do not include (1) interest and taxes, (2) brokerage commissions, (3) certain litigation and indemnification expenses as described in the Advisory Agreement, and (4) any distribution expenses which may be incurred by a Portfolio in the event a Distribution Plan is adopted. Any required reduction or expense payment is computed and paid monthly, subject to readjustment during the fiscal year.


     Under the Emerging Growth Advisory Agreement, the Trust pays to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it a fee payable monthly computed on average daily net assets of the Emerging Growth Portfolio at an annual rate of 0.70%. For the fiscal year ended December 31, 1996, advisory fees plus the cost of accounting services payable by the Trust on behalf of the Emerging Growth Portfolio was 1.72% before a voluntary waiver.



     Under the Growth and Income Advisory Agreement, the Trust pays the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it a fee payable monthly computed on average daily net assets of the Growth and Income Portfolio at an annual rate of 0.60% of the first $500 million of the Growth and Income Portfolio's average net assets; and 0.55% of the Growth and Income Portfolio's average net assets in excess of $500 million. For the fiscal year ended December 31, 1996, the Trust paid no advisory fees on behalf of the Growth and Income Portfolio because the Adviser waived its fees with respect thereto. Without the waiver of advisory fees, advisory fees plus the cost of accounting services would have been 0.60%. There can be no assurance that the Adviser will continue to waive its fees in the future.



     Under the Real Estate Advisory Agreement, the Trust pays the Adviser a monthly fee computed on average daily net assets of the Real Estate Securities Portfolio at the annual rate of 1.00% of the Real Estate Securities Portfolio's average daily net assets. This fee is higher than that charged by most other mutual funds but the Trustees believe it is justified by the special nature of the Real Estate Securities Portfolio and is not necessarily higher than the fees charged by certain mutual funds with investment objectives and policies similar to those of the Real Estate Securities Portfolio. For the fiscal year ended December 31, 1996, advisory fees plus the cost of accounting services payable by the Trust on behalf of the Real Estate Securities Portfolio was 1.10%.



     From time to time the Adviser may agree to waive its investment advisory fees or any portion thereof or elect to reimburse any Portfolio for ordinary business expenses in excess of an agreed upon amount.


     With regard to the Money Market Portfolio, the Domestic Income Portfolio and Government Portfolio, the Adviser may utilize at its own expense credit analysis, research and trading support services provided by its affiliate, Van Kampen American Capital Investment Advisory Corp.


     PERSONAL INVESTING POLICIES. The Trust and the Adviser have adopted Codes of Ethics designed to recognize the fiduciary relationship between the Trust and the Adviser and its employees. The Codes permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to preclearance and other procedures designed to prevent conflicts of interest.



     PORTFOLIO MANAGEMENT. The Portfolios have different portfolio managers. Each portfolio manager is an employee of the Adviser.



     Walter W. Stabell, III is primarily responsible for the day-to-day management of the Domestic Income Portfolio's investment portfolio. Mr. Stabell is an Associate Portfolio Manager of the Adviser. From December, 1986 to August, 1989 Mr. Stabell was Senior Securities Analyst of the Adviser. Mr. Stabell has been primarily responsible for managing the Portfolio's investment portfolio since March, 1990.

     Gary M. Lewis is primarily responsible for the day-to-day management of the Emerging Growth Portfolio's investment portfolio. Mr. Lewis is Vice President of the Adviser. Mr. Lewis has been responsible for managing the Portfolio's investment portfolio since its inception.



     Jeff New is the manager of the Enterprise Portfolio and is primarily responsible for the day-to-day management of the Portfolio's investment portfolio. Mr. New has been primarily responsible for managing the Portfolio's investment portfolio since March 1996. Mr. New has been a portfolio manager with the Adviser since 1994. Since 1991, Mr. New was an associate portfolio manager with the Adviser.


     John R. Reynoldson is primarily responsible for the day-to-day management of the Government Portfolio's investment portfolio. Mr. Reynoldson has been Senior Vice President of the Adviser since July, 1991. Mr. Reynoldson has been primarily responsible for managing the Portfolio's investment portfolio since December, 1989. David R. Troth is primarily responsible for the day-to-day management of the Money Market Portfolio's investment portfolio. Mr. Troth has been Senior Vice President of the Adviser since March, 1978. Mr. Troth has been primarily responsible for managing the Portfolio's investment portfolio since its inception.


     James Gilligan and Bret Stanley are co-managers of the Growth and Income Portfolio and are primarily responsible for the day-to-day management of the Portfolio's investment portfolio. Messrs. Gilligan and Stanley have been primarily responsible for managing the Portfolio's investment portfolio since its inception. Mr. Gilligan has been Vice President -- Portfolio Manager of the Adviser since March 1990. Prior to that time, he was a securities analyst with the Adviser. Mr. Stanley has been an associate portfolio manager of the Adviser since January 1995. Prior to that time, he was a securities analyst and portfolio manager with Gulf Investment Management. Prior to that, he was an analyst at Lovett Underwood Neuhaus & Webb, and Rotan Mosle.



     Russell C. Platt and Theodore R. Bigman assumed responsibility for the day-to-day management of the Portfolio's investment portfolio effective January 1, 1997. Mr. Platt became Executive Vice President of the Adviser on December 31, 1996. Since 1994, Mr. Platt has also been a Principal, and as of December 1, 1996, a Managing Director, of Morgan Stanley Asset Management Inc. ("MSAM") where he has primary responsibility for managing the real estate securities investment business for MSAM and serves as a member of the Investment Committee of The Morgan Stanley Real Estate Fund ("MSREF"). From 1991 to 1993, Mr. Platt was head of Morgan Stanley Realty's Transaction Development Group. From 1990 to 1991, Mr. Platt was based in Morgan Stanley Realty's London Office. Prior to this he had extensive transaction responsibilities involving portfolio, retail, office, hotel and apartment sales and financings. Mr. Bigman became Senior Vice President of the Adviser on December 31, 1996. Since 1995, Mr. Bigman has also been a Vice President, and as of December 1, 1996, a Principal, of MSAM where, together with Mr. Platt, he is responsible for MSAM's real estate securities research. Prior to joining MSAM, he was a Director at CS First Boston, where he worked for eight years in the Real Estate Group.



PURCHASE OF SHARES



     The Trust is offering its shares only to Accounts of various insurance companies to fund the benefits of variable annuity or variable life insurance contracts. The Trust does not foresee any disadvantage to holders of Contracts arising out of the fact that the interests of the holders may differ from the interests of holders of life insurance policies and that holders of one insurance policy may differ from holders of other insurance policies. Nevertheless, the Trust's Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken. The Contracts are described in the separate prospectuses issued by the Participating Insurance Companies. The Trust continuously offers shares in each of its Portfolios to the Accounts at prices equal to the respective per share net asset value of the Portfolio. The Distributor, located at One Parkview Plaza, Oakbrook Terrace, Illinois

60181, acts as the distributor of the shares. Net asset value is determined in the manner set forth below under "Determination of Net Asset Value."

DETERMINATION OF NET ASSET VALUE

     Net asset value per share is computed for each Portfolio as of the close of trading (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open. See the accompanying Prospectus for the policies for information regarding holidays observed by the insurance company. Net asset value of each Portfolio is determined by adding the total market value of all portfolio securities held by the Portfolio, cash and other assets, including accrued interest. All liabilities, including accrued expenses, of the Portfolio are subtracted. The resulting amount is divided by the total number of outstanding shares of the Portfolio to arrive at the net asset value of each share. See "Determination of Net Asset Value" in the Statement of Additional Information for further information.


     Securities listed or traded on a national securities exchange are valued at the last sale price. Unlisted securities and listed securities for which the last sales price is not available are valued at the most recent bid price. U.S. Government and agency obligations are valued at the last reported bid price. Listed options are valued at the last reported sale price in the exchange on which such option is traded or, if no sales are reported, at the mean between the last reported bid and asked prices. Options for which market quotations are not readily available are valued at a fair value calculated under a method approved by the Trustees. Short-term investments for all Portfolios other than the Money Market Portfolio are valued as described in the notes to financial statements in the Statement of Additional Information.


     The Money Market Portfolio's assets are valued on the basis of amortized cost, which involves valuing a portfolio security at its cost, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price the Portfolio would receive if it sold the security. During such periods, the yield to investors in the Portfolio may differ somewhat from that obtained in a similar fund which uses available market quotations to value all of its portfolio securities.

REDEMPTION OF SHARES

     Payment for shares tendered for redemption by the insurance company is made ordinarily in cash within seven days after tender in proper form, except under unusual circumstances as determined by the SEC. The redemption price will be the net asset value next determined after the receipt of a request in proper form. The market value of the securities in each Portfolio is subject to daily fluctuations and the net asset value of each Portfolio's shares will fluctuate accordingly. Therefore, the redemption value may be more or less than the investor's cost.

DIVIDENDS, DISTRIBUTIONS AND TAXES

     All dividends and capital gains distributions of each Portfolio are automatically reinvested by the Account in additional shares of such Portfolio.

     Shares of the Money Market Portfolio and Government Portfolio become entitled to income distributions declared on the day the shareholder service agent receives payment of the purchase price in the form of federal funds. Such shares do not receive income distributions declared on the date of redemption.

     Dividends of the Money Market Portfolio. The Money Market Portfolio declares income dividends each business day. The Portfolio's net income for dividend purposes is calculated daily and consists of interest accrued or discount earned, plus or minus any net realized gains or losses on portfolio securities, less any amortization of premium and the expenses of the Portfolio.

     Dividends and Distributions of the Domestic Income Portfolio, the Emerging Growth Portfolio, Enterprise Portfolio, the Growth and Income Portfolio and the Real Estate Securities Portfolio. Dividends from stocks and interest earned from other investments are the main source of income for these Portfolios. Substantially all of this income, less expenses, is distributed on an annual basis. When a Portfolio sells portfolio securities, it may realize capital gains or losses, depending on whether the prices of the securities sold are higher or lower than the prices the Portfolio paid to purchase them. Net realized capital gains represent the total profit from sales of securities minus total losses from sales of securities including any losses carried forward from prior years. Each of these Portfolios distributes any net realized capital gains to the Account no less frequently than annually.

     Dividends and Distributions of the Government Portfolio. The Government Portfolio declares income dividends each business day. Such dividends are distributed monthly. The daily dividend is a fixed amount determined at least monthly which is expected not to exceed the net income of the Portfolio for the month divided by the number of business days in the month. The Government Portfolio intends to distribute monthly, or on such other basis as may be determined from time to time by the Trustees, its net realized short-term capital gains, including such gains realized from net premiums received from expired options, net gains from closing purchase transactions and net short-term gains from securities sold upon the exercise of options or otherwise, less any net realized long-term capital loss. Net realized long-term capital gains, if any, are generally distributed at least annually.


     Tax Status of the Portfolios. Each Portfolio has elected to be taxed as a "regulated investment company" under the Code. By maintaining its qualification as a "regulated investment company," a Portfolio will not incur any liability for federal income taxes to the extent its taxable ordinary income and any capital gain net income is distributed in accordance with Subchapter M of the Code. By qualifying as a regulated investment company, a Portfolio is not subject to federal income taxes to the extent it distributes its taxable net investment income and taxable net realized capital gains. If for any taxable year a Portfolio does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income, including any net realized capital gains, would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders).



     Tax Treatment to Insurance Company as Shareholder. Dividends paid by each Portfolio from its ordinary income and distributions of each Portfolio's net realized short-term capital gains are includable in the insurance company's gross income. The tax treatment of such dividends and distributions depends on the insurance company's tax status. To the extent that income of a Portfolio represents dividends on equity securities rather than interest income, its distributions are eligible for the 70% dividends received deduction applicable in the case of a life insurance company as provided in the Code. The Trust will send to the Account a written notice required by the Code designating the amount and character of any distributions made during such year.


     Under the Code, any distribution designated as being made from a Portfolio's net realized long-term capital gains are taxable to the insurance company as long-term capital gains. Such distributions of long-term capital gains will be designated as a capital gains distribution in a written notice to the Account which accompanies the distribution payment. Long-term capital gains distributions are not eligible for the dividends received deduction. Dividends and capital gain distributions to the insurance company may also be subject to state and local taxes.

     As described in the accompanying Prospectus for the Contracts, the insurance company reserves the right to assess the Account a charge for any taxes paid by it.

     Tax Treatment of Options and Futures Transactions. Gains or losses on certain Portfolio's transactions in listed options on securities, futures and options on futures generally are treated as

60% long-term and 40% short-term, ("60/40"), and positions held by a Portfolio at the end of its fiscal year generally are required to be marked to market, with the result that unrealized gains and losses are treated as though they were realized. Gains and losses realized by a Portfolio on transactions in over-the-counter options generally are short-term capital gains or losses unless the option is exercised, in which case the gain or loss is determined by the holding period of the underlying security. The Code contains certain "straddle" rules which require deferral of losses incurred in certain transactions involving hedged positions to the extent a Portfolio has unrealized gains in offsetting positions and generally terminate the holding period of the subject position. Additional information is set forth in the Statement of Additional Information.

PORTFOLIO PERFORMANCE


     From time to time all the Portfolios, except the Money Market Portfolio, may advertise their total return for prior periods. Any such advertisement would include at least average annual total return quotations for one, five and ten year periods or for the life of the Portfolio. Other total return quotations, aggregate or average, over other time periods may also be included. Total return calculations do not take into account expenses at the "wrap" or Contract Owner level. Investors should also review total return calculations that include those expenses.


     The total return of a Portfolio for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Portfolio from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the maximum public offering price and that all income dividends or capital gains distributions during the period are reinvested in Portfolio shares at net asset value. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends and distributions paid by the Portfolio.

     Average annual total return quotations for periods of two or more years are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.


     In addition to total return information, certain Portfolios may also advertise their current "yield." Yield figures are based on historical earnings and are not intended to indicate future performance. Yield is determined by analyzing the Portfolio's net income per share for a 30-day (or one-month) period (which period will be stated in the advertisement), and dividing by the maximum offering price per share on the last day of the period. A "bond equivalent" annualization method is used to reflect a semiannual compounding. Yield calculations do not take into account expenses at the "wrap" or contractholder level. Investors should also review yield calculations that include those expenses.



     From time to time, certain Portfolios may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for shares of the Portfolio. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Portfolio's investments, and from total return, which is a measure of the income actually earned by, plus the effect of any realized and unrealized appreciation or depreciation of, such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Portfolio's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Portfolio.


     For purposes of calculating yield quotations, net income is determined by a standard formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. Net income computed for this formula differs from net income reported by a Portfolio in accordance with generally accepted accounting principles and from net income computed for federal income tax reporting purposes. Thus the yield computed for a period may be greater or lesser than a Portfolio's then current dividend rate.

     A Portfolio's yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by a Portfolio, portfolio maturity and a Portfolio's expenses.

     Yield quotations should be considered relative to changes in the net asset value of a Portfolio's shares, a Portfolio's investment policies, and the risks of investing in shares of a Portfolio. The investment return and principal value of an investment in a Portfolio will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     The Adviser, for an indefinite period has agreed to absorb a certain amount of the ordinary business expenses of the Domestic Income Portfolio, the Enterprise Portfolio, the Government Portfolio and the Money Market Portfolio.

     The Adviser may, from time to time, absorb a certain amount of the future ordinary business expenses. Absorption of a portion of the expenses will increase the yield or total return of a Portfolio. The Adviser may stop absorbing these expenses at any time without prior notice.


     From time to time the Money Market Portfolio advertises its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Portfolio refers to the income generated by an investment in the Portfolio over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The current and effective yields for the seven-day period ending December 31, 1996, and a description of the method by which the yield was calculated is contained in the Statement of Additional Information.


     Since yield fluctuates, yield data cannot necessarily be used to compare an investment in the Portfolio's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is generally a function of the kind and quality of the instrument held in a portfolio, portfolio maturity, operating expenses and market conditions.


     In reports or other communications to shareholders or in advertising material, a Portfolio may compare its performance with that of other mutual funds as listed in the ratings or rankings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds, with the Consumer Price Index, the Dow Jones Industrial Average Index, NAREIT Equity REIT Index, Lehman Brothers REIT Index, Salomon Brothers High Grade Bond Index, Standard & Poor's, NASDAQ, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Portfolio published by nationally recognized ranking services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Portfolio's shares. For these purposes, the performance of the Portfolio, as well as the performance of other mutual funds or indices, do not reflect various charges, the inclusion of which would reduce Portfolio performance.

     The Portfolio may also utilize performance information in hypothetical illustrations provided in narrative form. These hypotheticals will be accompanied by the standard performance information required by the SEC as described above.

     The Trust's Annual Report contains additional performance information. A copy of the Annual Report may be obtained without charge by calling or writing the Trust at the telephone number and address printed on the cover page of this Prospectus.

DESCRIPTION OF SHARES OF THE TRUST


     The Trust was originally organized as a Massachusetts business trust on June 3, 1985. The Trust was reorganized as a business trust under the laws of Delaware on September 16, 1995 and adopted its current name at that time. The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest of $0.01 par value. Shares issued by the Trust are fully paid, non-assessable and have no preemptive or conversion rights.



     The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the 1940 Act. More detailed information concerning the Trust if set forth in the Statement of Additional Information.


     The Trust's Declaration of Trust provides that no Trustee, officer or shareholder of the Portfolio shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or liability of the Trust but the assets of the Trust only shall be liable.

ADDITIONAL INFORMATION

     This Prospectus and the Statement of Additional Information do not contain all the information set forth in the Registration Statement filed by the Trust with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.


     The fiscal year end of the Trust is December 31. The Trust sends to its shareholders at least semi-annually reports showing each Portfolio's portfolio and other information. An annual report, containing financial statements audited by the Trust's independent accountants, is sent to shareholders each year. After the end of each year, shareholders will receive federal income tax information regarding dividends and capital gains distributions.



     Shareholder inquiries should be directed to the Van Kampen American Capital Life Investment Trust, One Parkview Plaza, Oakbrook Terrace, Illinois 60181,
Attn: Correspondence or by calling (800) 421-5666. For inquiries through Telecommunications Device for the Deaf (TDD) dial (800) 421-2833.


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

APPENDIX

DESCRIPTION OF BOND RATINGS

MOODY'S INVESTORS SERVICE'S BOND RATINGS:

     AAA -- Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     AA -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     BAA -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     BA -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     CAA -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     CA -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     NONRATED -- Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

     Should no rating be assigned, the reason may be one of the following:

     1. An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

     3. There is lack of essential data pertaining to the issue or issuer.

     4. The issue was privately placed, in which case the rating is not published in Moody's publications.

     Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

     Note: Those bonds in the Aa, A, Baa and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa 1, A 1, Baa 1, Ba 1 and B 1.

STANDARD & POOR'S BOND RATINGS:

     AAA -- This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA -- Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

     BB -- B -- CCC -- CC -- Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CI -- The rating CI is reserved for income bonds on which no interest is being paid.

     D -- Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

     Plus (+) or Minus (-): The ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     NR -- Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

PREFERRED STOCK RATINGS:

     Both Moody's and S&P use the same designations for corporate bonds as they do for preferred stock except in the case of Moody's preferred stock ratings the initial letter rating is not capitalized. While the descriptions are tailored for preferred stocks and relative quality distinctions are comparable to those described above for corporate bonds.

EXISTING SHAREHOLDERS--
FOR INFORMATION ON YOUR
EXISTING ACCOUNT PLEASE CALL
THE PORTFOLIO'S TOLL-FREE

NUMBER--(800) 341-2911


PROSPECTIVE INVESTORS--CALL
YOUR BROKER OR (800) 421-5666

DEALERS--FOR DEALER
INFORMATION, SELLING
AGREEMENTS, WIRE ORDERS,
OR REDEMPTIONS CALL THE
DISTRIBUTOR'S TOLL-FREE
NUMBER--(800) 421-5666

FOR SHAREHOLDER AND
DEALER INQUIRIES THROUGH
TELECOMMUNICATIONS
DEVICE FOR THE DEAF (TDD)

DIAL (800) 421-2833


VAN KAMPEN AMERICAN CAPITAL

LIFE INVESTMENT TRUST
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Investment Adviser


VAN KAMPEN AMERICAN CAPITAL
ASSET MANAGEMENT, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181
Distributor

VAN KAMPEN AMERICAN CAPITAL DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, IL 60181
Transfer Agent

ACCESS INVESTOR SERVICES, INC.
P.O. Box 418256
Kansas City, MO 64141-9256

Attn: Van Kampen American Capital


     Life Investment Trust Portfolios

Custodian

STATE STREET BANK AND
TRUST COMPANY

225 West Franklin Street

P.O. Box 1713
Boston, MA 02105-1713
Attn: Van Kampen American Capital
Life Investment Trust Portfolios
Legal Counsel

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606
Independent Accountants

PRICE WATERHOUSE LLP

1201 Louisiana


Suite 2900

Houston, TX 77002

--------------------------------------------------------------------------------

                             LIFE INVESTMENT TRUST

--------------------------------------------------------------------------------

       P       R       O      S      P      E      C      T      U      S

                                 APRIL 30, 1997


         ------  A WEALTH OF KNOWLEDGE - A KNOWLEDGE OF WEALTH ------
                          VAN KAMPEN AMERICAN CAPITAL
--------------------------------------------------------------------------------

               VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST

                               One Parkview Plaza


                        Oakbrook Terrace, Illinois 60181

                                 (800) 421-5666


                                 April 30, 1997



     Van Kampen American Capital Life Investment Trust (the "Trust") is a diversified, open-end management investment company which offers shares in nine separate Portfolios, one of which is described herein and offered pursuant to this Prospectus. Shares are sold only to separate accounts (the "Accounts") of various insurance companies to fund the benefits of variable annuity or variable life insurance policies (the "Contracts"). The Accounts may invest in shares of the Portfolio in accordance with allocation instructions received from Contract Owners. Such allocation rights are further described in the accompanying Prospectus for the Contracts. Real Estate Securities Portfolio (the "Portfolio") (formerly known as the Real Estate Securities Fund) seeks as its primary investment objective long-term growth of capital. Current income is a secondary consideration. The Portfolio seeks to achieve its objectives by investing principally in securities of companies operating in the real estate industry ("Real Estate Securities"). A "real estate industry company" is a company that derives at least 50% of its assets (marked to market), gross income or net profits from the ownership, construction, management or sale of residential, commercial or industrial real estate. Under normal market conditions, at least 65% of the Portfolio's total assets will be invested in Real Estate Securities, primarily equity securities of real estate investment trusts. There is no assurance that the Portfolio will achieve its investment objectives.


     THE SHARES OF THIS PORTFOLIO ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

--------------------------------------------------------------------------------

     This Prospectus tells Contract Owners briefly the information they should know before allocating premiums or cash value to the Portfolio. Investors should read and retain this Prospectus for future reference.


     A Statement of Additional Information dated April 30, 1997 containing additional information about the Trust and the Portfolio is hereby incorporated in its entirety into this Prospectus. A copy of the Statement of Additional Information may be obtained without charge by calling (800) 421-5666 or for Telecommunications Device for the Deaf at (800) 421-2833. The Statement of Additional Information has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials of the Trust at the SEC's internet web site (http://www.sec.gov).



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

               VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST


CUSTODIAN:           State Street Bank and Trust
                     Company
                     225 Franklin Street
                     Boston, Massachusetts 02110

SHAREHOLDER          ACCESS Investor Services, Inc.
SERVICE AGENT:       P.O. Box 418256
                     Kansas City, Missouri
                     64141-9256
DISTRIBUTOR:         Van Kampen American Capital
                     Distributors, Inc.
                     One Parkview Plaza
                     Oakbrook Terrace, Illinois
                     60181

INVESTMENT           Van Kampen American Capital
ADVISER:             One Parkview Plaza
                     Oakbrook Terrace, Illinois
                     60181


                               TABLE OF CONTENTS


                                         Page
Prospectus Summary......................   3
Financial Highlights....................   5
Introduction............................   6
Investment Objectives and Policies......   6
Risk Factors............................   9
Investment Practices....................   9
The Trust and Its Management............  12
Purchase of Shares......................  14



                                         Page
Determination of Net Asset Value........  14
Redemption of Shares....................  15
Dividends, Distributions and Taxes......  15
Portfolio Performance...................  16
Description of Shares of the Trust......  17
Additional Information..................  18
Appendix................................  19


     No dealer, salesperson, or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust, the Adviser or the Distributor. This Prospectus does not constitute an offer by the Trust or by the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Trust to make such an offer in such jurisdiction.

                               PROSPECTUS SUMMARY

Shares Offered..........Shares of beneficial interest.

Type of Company.........Diversified, open-end management investment company.


Investment Objectives...The Portfolio's primary investment objective is to seek long-term growth of capital. Current income is a secondary consideration. There can be no assurance that the Portfolio will achieve its investment objectives.



Investment Policy and
  Risks.................The Portfolio will seek to achieve its investment objectives by investing in a portfolio of securities of companies operating in the real estate industry ("Real Estate Securities"). Real Estate Securities include equity securities, including common stocks and convertible securities, as well as non-convertible preferred stocks and debt securities of real estate industry companies. A "real estate industry company" is a company that derives at least 50% of its assets (marked to market), gross income or net profits from the ownership, construction, management or sale of residential, commercial or industrial real estate. Under normal market conditions, at least 65% of the Portfolio's total assets will be invested in Real Estate Securities, primarily equity securities of real estate investment trusts. The Portfolio's investment in debt securities will be rated, at the time of investment, at least Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Corporation Ratings Group ("S&P"), a comparable rating by any other nationally recognized statistical rating organization or if unrated, determined by Van Kampen American Capital Asset Management, Inc. (the "Adviser") to be of comparable quality. Under normal market conditions, the Portfolio may invest up to 35% of its total assets in equity and debt securities of companies outside the real estate industry, U.S. Government securities, cash and money market instruments.


                        Because of the Portfolio's policy of concentrating its investments in Real Estate Securities, the Portfolio may be more susceptible than an investment company without such a policy to any single economic, political or regulatory occurrence affecting the real estate industry. In addition, the Portfolio will be affected by general changes in interest rates which will result in increases or decreases in the market value of the debt securities (and, to a lesser degree, equity securities) held by the Portfolio; the market value of such securities tends to have an inverse relationship to the movement of interest rates. For additional information regarding the risk connected with investment in Real Estate Securities, see "Risk Factors."

                        The Portfolio may invest up to 25% of its total assets in securities issued by foreign issuers, some or all of which may also be Real Estate Securities. Investments in foreign securities involve certain risks not ordinarily associated with investments in securities of domestic issuers, including fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. See "Investment Objectives and Policies -- Foreign Securities."

                        The Portfolio may purchase or sell debt securities on a forward commitment basis. See "Investment
                        Practices -- Forward Commitments." The Portfolio may use portfolio management techniques and strategies involving options, futures contracts and options on futures. The utilization of options, futures contracts and options on futures contracts may involve greater than ordinary risks and the likelihood of more volatile price fluctuation. See "Investment Practices -- Using Options, Futures Contracts and Options on Futures Contracts."


Redemption..............At the net asset value next determined after the portfolio receives a redemption request.



Investment Adviser......Van Kampen American Capital Asset Management, Inc. (the
                        "Adviser") is the Portfolio's investment adviser.



Distributor.............Van Kampen American Capital Distributors, Inc. (the
                        "Distributor") distributes the Portfolio's shares.


Dividends and
  Distributions.........Dividends and any capital gains are distributed at least annually. All dividends and distributions are automatically reinvested by the Account in shares of the Portfolio at net asset value per share. See "Dividends, Distributions and Taxes."


  The foregoing is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Prospectus.

                              FINANCIAL HIGHLIGHTS


     The following financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. The most recent annual report is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the cover of this Prospectus. This information should be read in conjunction with the related financial statements and notes thereto included in the Statement of Additional Information.



                                                                                        JULY 3, 1995
                                                                                      (COMMENCEMENT OF
                                                                 YEAR ENDED       INVESTMENT OPERATIONS) TO
                                                              DECEMBER 31, 1996       DECEMBER 31, 1995
                                                              -----------------   -------------------------
Net Asset Value, Beginning of the Period....................       $ 10.74                 $ 10.00
                                                                   -------
  Net Investment Income.....................................          .217                     .20
  Net Realized and Unrealized Gain on Securities............         4.117                   .6325
                                                                   -------
Total from Investment Operations............................         4.334                   .8325
                                                                   -------
Less:
  Distributions from Net Investment Income..................         (.199)                 (.0925)
                                                                   -------
  Distributions from Net Realized Gain on Securities........          .091
                                                                   -------
Total Distributions.........................................          .290
                                                                   -------
Net Asset Value, End of the Period..........................       $14.784                 $ 10.74
                                                                   =======
Total Return*...............................................        40.53%                   8.35%(1)
Net Assets at End of the Period (In Millions)...............       $ 167.5                 $   8.6
Ratio of Expenses to Average Net Assets*....................         1.10%                   2.50%
Ratio of Net Investment Income to Average Net Assets*.......         5.06%                   3.75%
Portfolio Turnover..........................................           84%                     85%(1)
Average Commission Paid Per Equity Share Traded(2)..........       $ .0313                      --
* If certain expenses had not been assumed by the Adviser,
  Total Return would have been lower and the ratios would
  have been as follows:
Ratio of Expenses to Average Net Assets.....................         1.27%                   2.90%
Ratio of Net Investment Income to Average Net Assets........         4.89%                   3.36%


---------------------

(1) Non-Annualized



(2) Represents the average brokerage commissions paid per equity share traded during the period where commissions were applicable. This disclosure was not required in fiscal periods prior to 1996.

INTRODUCTION



     The Trust is a duly organized Delaware business trust with nine separate Portfolios, one of which is described herein and offered pursuant to this Prospectus. Each Portfolio has separate assets and liabilities and a separate net asset value per share. Shares of the Portfolio represent an interest only in that Portfolio. Since market risks are inherent in all securities to varying degrees, assurance cannot be given that the investment objectives of the Portfolio will be met.


INVESTMENT OBJECTIVES AND POLICIES

     General. The Portfolio's primary investment objective is to provide shareholders with long-term growth of capital. Current income is a secondary consideration. The Portfolio will seek to achieve its investment objectives by investing principally in a diversified portfolio of Real Estate Securities which include equity securities, including common stocks and convertible securities, as well as non-convertible preferred stocks and debt securities of real estate industry companies. A "real estate industry company" is a company that derives at least 50% of its assets (marked to market), gross income or net profits from the ownership, construction, management or sale of residential, commercial or industrial real estate. Real estate industry companies may include among others: equity real estate investment trusts, which pool investors' funds for investment primarily in commercial real estate properties, mortgage real estate investment trusts, which invest pooled funds in real estate related loans; brokers or real estate developers; and companies with substantial real estate holdings, such as paper and lumber products and hotel and entertainment companies. Under normal market conditions, at least 65% of the Portfolio's total assets will be invested in Real Estate Securities, primarily equity securities of real estate investment trusts. The Portfolio's investment in debt securities will be rated, at the time of investment, at least Baa by Moody's or BBB by S&P, a comparable rating by any other nationally recognized statistical rating organization or if unrated, determined by the Adviser to be of comparable quality. Ratings at the time of purchase determine which securities may be acquired, and a subsequent reduction in ratings does not require the Portfolio to dispose of a security. Securities rated Baa by Moody's or BBB by S&P are considered to be medium grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher rated securities. The rating of the ratings agencies represent their opinions of the quality of the debt securities they undertake to rate, but not the market value risk of such securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality. The Portfolio may invest more than 25% of its total assets in the real estate industry.

     Under normal market conditions, the Portfolio may invest up to 35% of its total assets in equity and debt securities of companies outside the real estate industry, U.S. Government securities, cash and money market instruments.

     The Portfolio may invest up to 25% of its assets in securities issued by foreign issuers. See "Investment Objectives and Policies -- Foreign Securities." The Portfolio may engage in portfolio management strategies and techniques involving options, futures contracts and options on futures. Options, futures contracts and related options are described in "Investment Practices -- Using Options, Futures Contracts and Options on Futures Contracts" and the Statement of Additional Information.

     For temporary defensive purposes, the Portfolio may invest up to 100% of its total assets in short-term investments as described below. The Portfolio will assume a temporary defensive posture only when economic and other factors affect the real estate industry market to such an extent that the Adviser believes there to be extraordinary risks in being primarily in Real Estate Securities.

     There can be no assurance that the Portfolio will achieve its investment objectives.

     The investment objectives and policies, the percentage limitations, and the kinds of securities in which the Portfolio may invest are generally not fundamental policies and may be changed by the Trustees, unless expressly governed by certain limitations as described under "Investment
Practices -- Investment Restrictions" which can be changed only by action of the shareholders. If there is a change in the objectives of the Portfolio, shareholders should consider whether the Portfolio remains an appropriate investment in light of their then current financial position and needs.

     Short-Term Investments. The Portfolio may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, commercial paper, bankers' acceptances, certificates of deposit, repurchase agreements collateralized by these securities, and other short-term evidences of indebtedness. The Portfolio will only purchase commercial paper if it is rated Prime-1 or Prime-2 by Moody's or A-1 or A-2 by S&P. Such temporary investments may be made either for liquidity purposes, to meet shareholder redemption requirements or as a temporary defensive measure.


     Foreign Securities. The Portfolio may invest up to 25% of the value of its total assets in securities issued by foreign issuers. Some of such securities may also be Real Estate Securities. Investments in securities of foreign entities and securities denominated in foreign currencies involve risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or United States governmental laws or restrictions applicable to such investments. Since the Portfolio may invest in securities denominated or quoted in currencies other than the United States dollar, changes in foreign currency exchange rates may affect the value of investments in the portfolio and the accrued income and unrealized appreciation or depreciation of investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Portfolio's assets denominated in that currency and the Portfolio's yield on such assets.


     The Portfolio may also purchase foreign securities in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") or other securities representing underlying shares of foreign companies. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depositary's transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. The Portfolio may invest in ADRs through both sponsored and unsponsored arrangements. For further information on ADRs and EDRs, investors should refer to the Statement of Additional Information.

     With respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could affect investment in those countries. There may be less publicly available information about a foreign security than about a United States security, and foreign entities may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of United States entities. In addition, certain foreign investments made by the Portfolio may be subject to foreign withholding taxes, which would reduce the Portfolio's total return on such investments and the amounts available for distributions by the Portfolio to its shareholders. See "Dividends, Distributions and Taxes." Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Portfolio are not invested and no return is earned thereon. The inability of the Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Portfolio due to subsequent declines in value of the portfolio security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities, including custodial costs and foreign brokerage commissions, are generally higher than with transactions in United States securities. In addition, the Portfolio will incur costs in connection with conversions between various currencies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States.

     Foreign Currency Transactions. The value of the Portfolio's portfolio securities that are traded in foreign markets may be affected by changes in currency exchange rates and exchange control regulations. In addition, the Portfolio will incur costs in connection with conversions between various currencies. The Portfolio's foreign currency exchange transactions generally will be conducted on a spot basis (that is, cash basis) at the spot rate for purchasing or selling currency prevailing in the foreign currency exchange market. The Portfolio purchases and sells foreign currency on a spot basis in connection with the settlement of transactions in securities traded in such foreign currency. The Portfolio does not purchase and sell foreign currencies as an investment.

     The Portfolio also may enter into contracts with banks or other foreign currency brokers and dealers to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts to hedge against changes in foreign currency exchange rates. A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.

     The Portfolio may attempt to hedge against changes in the value of the United States dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency futures contract for such amount. Such hedging strategies may be employed before the Portfolio purchases a foreign security traded in the hedged currency which the Portfolio anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefore is made or received. Hedging against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the price of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should move in the direction opposite to the hedged position. The Portfolio will not speculate in foreign currency forward or futures contracts or through the purchase and sale of foreign currencies.


     The Portfolio's custodian will place cash or liquid securities in a segregated account having a value equal to the aggregate amount of the Portfolio's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the securities placed in the segregated account declines, additional cash or securities are placed in the account on a daily basis so that the value of the account equals the amount of the Portfolio's commitments with respect to such contracts. As an alternative to maintaining all or part of the segregated account, the Portfolio may purchase a call option permitting the Portfolio to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Portfolio may purchase a put option permitting the Portfolio to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts.

RISK FACTORS

     Although the Portfolio does not invest directly in real estate, an investment in the Portfolio will generally be subject to the risks associated with real estate because of its policy of concentration in the securities of companies in the real estate industry. These risks include, among others: declines in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties of tenants and changes in interest rates. The value of securities of companies which service the real estate industry will also be affected by such risks. If the Portfolio has rental income or income from the disposition of real property acquired as a result of a default on securities the Portfolio owns, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company.


     In addition, equity real estate investment trusts may be affected by changes in the value of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. Equity and mortgage real estate investment trusts are dependent upon management skill, may not be diversified and are subject to the risks of financing projects. Such real estate investment trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and to maintain exemption from the Investment Company Act of 1940 as amended (the "1940 Act"). Changes in interest rates may also affect the value of the debt securities in the Portfolio's portfolio. Like investment companies such as the Portfolio, real estate investment trusts are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Portfolio will indirectly bear its proportionate share of any expenses paid by the real estate investment trusts in which it invests in addition to the expenses paid by the Portfolio.


     Because of the Portfolio's policy of concentrating its investments in Real Estate Securities, the Portfolio may be more susceptible than an investment company without such a policy to any single economic, political or regulatory occurrence affecting the real estate industry.


     Additional information about the Portfolio's investment practices and the risks associated with such practices are contained in "Investment Practices" herein and in the Statement of Additional Information.


INVESTMENT PRACTICES


     Repurchase Agreements. The Portfolio may enter into repurchase agreements with broker-dealers or domestic banks (or a foreign branch or subsidiary thereof) which are deemed creditworthy by the Adviser under guidelines approved by the Trustees. A repurchase agreement is a short-term investment in which the purchaser, (i.e., the Portfolio) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's the holding period. The Portfolio will not invest more than 15% of its net assets in repurchase agreements that do not mature within seven days and in any other illiquid securities. Repurchase agreements involve certain risks in the event of a default by the other party. In the event of the bankruptcy or other default of the seller of a repurchase agreement, the Portfolio could experience delays and expenses in liquidating the underlying securities and loss including: (a) possible decline in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto, (b) possible lack of access to income on the underlying security during this period, and (c) expenses of enforcing its rights. See the Statement of Additional Information.



     For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Portfolio than would be available to the Portfolio investing separately. The manner in which the joint account is managed is subject to conditions set forth in the SEC exemptive order authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.


     Portfolio Transactions and Brokerage Practices. The Adviser is responsible for the placement of orders for the purchase and sale of portfolio securities for the Portfolio and the negotiation of brokerage commissions on such transactions. Brokerage firms are selected on the basis of their professional capability for the type of transaction and the value and quality of execution services rendered on a continuing basis. The debt securities in the Portfolio's portfolio generally are traded in the over-the-counter market through dealers. A dealer is a securities firm or bank which makes a market for securities by opening a position at one price and closing the position at a slightly more favorable price. The difference between the prices is known as a spread. Foreign currency and forward currency exchange contracts are traded in a similar fashion in a dealer market maintained primarily by large commercial banks. The Portfolio will pay brokerage commissions in connection with transactions in exchange-traded options, futures contracts and related options. Spreads or commissions for transactions executed in foreign markets often are higher than in the United States. The Adviser is authorized to place portfolio transactions with brokerage firms participating in the distribution of shares of the Portfolio and other Van Kampen American Capital mutual funds if it reasonably believes that the quality of the execution and the commission are comparable to that available from other qualified brokerage firms. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. The Information received may be used by the Adviser in managing the assets of other advisory accounts as well as in the management of the assets of the Portfolio.


     Portfolio Turnover. The Portfolio may purchase or sell securities without regard to the length of time the security has been held and thus may experience a high rate of portfolio turnover. A 100% turnover rate would occur, for example, if all the securities in a portfolio were replaced in a period of one year. Securities with maturities of less than one year are excluded in the computation of the portfolio turnover rate. The portfolio turnover rate is not a limiting factor when the Adviser deems it desirable to purchase or sell securities or to engage in transaction in options, futures contracts and options on futures contracts on behalf of the Portfolio. The annual turnover rate of the Portfolio is shown under "Financial Highlights." Higher portfolio turnover involves correspondingly greater transaction costs, including any brokerage commissions, which are borne directly by the Portfolio. In addition, higher portfolio turnover may increase the recognition of short-term, rather than long-term, capital gains. See "Dividends, Distributions and Taxes."



     Restricted Securities. The Portfolio may invest up to 15% of its net assets in restricted securities and other illiquid assets. As used herein, restricted securities are those that have been sold in the United States without registration under the Securities Act of 1933 ("1933 Act") and are thus subject to restrictions on resale. Excluded from the limitation, however, are any restricted securities which are eligible for resale pursuant to Rule 144A under the 1933 Act and which have been determined to be liquid by the Trustees or by the Adviser pursuant to Board-approved guidelines. The determination of liquidity is based on the volume of reported trading in the institutional secondary market for each security. Since it is not possible to predict with assurance how the markets for restricted securities sold and offered under Rule 144A will develop, the Trustees will carefully monitor the Portfolio's investment in these securities focusing on such factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. These difficulties and delays could result in the Portfolio's inability to realize a favorable price upon disposition of restricted securities, and in some cases might make disposition of such securities at the time desired by the Portfolio impossible. Since market quotations are not readily available for restricted securities, such securities will be valued by a method that the Portfolio's Trustees believes accurately reflects fair value.


     Using Options, Futures Contracts and Options on Futures Contracts. The Portfolio may purchase or sell options, futures contracts or options on futures contracts. The Portfolio expects to utilize options, futures contracts and options thereon in several different ways, depending upon the status of the Portfolio's portfolio and the Adviser's expectations concerning the securities markets. See the Statement of Additional information for a discussion of options, futures contracts and options on futures contracts.



     Potential Risks of Options, Futures Contracts and Options on Futures Contracts. The purchase and sale of options and futures contracts involve risks different from those involved with direct investments in securities. While utilization of options, futures contracts and similar instruments may be advantageous to the Portfolio, if the Adviser is not successful in employing such instruments in managing the Portfolio's investments, the Portfolio's performance will be worse than if the Portfolio did not make such investments. In addition, the Portfolio would pay commissions and other costs in connection with such investments, which may increase the Portfolio's expenses and reduce its return. The Portfolio is authorized to purchase and sell over-the-counter options ("OTC Options"). OTC Options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparty") through direct bilateral agreement with the Counterparty. The Portfolio will sell only OTC Options (other than over-the-counter currency options) that are subject to a buy-back provision permitting the Portfolio to require to the Counterparty to sell the option back to the Portfolio at a formula price within seven days. The staff of the SEC currently takes the position that, in general, OTC Options on securities other than U.S. Government securities purchased by the Portfolio, and portfolio securities covering OTC Options sold by the Portfolio, are illiquid securities subject to the Portfolio's limitation on illiquid securities described below. The Portfolio may not purchase or sell futures contracts or related options for which the aggregate initial margin and premiums exceeded 5% of the fair market value of the Portfolio's assets.



     In order to prevent leverage in connection with the purchase of futures contracts or call options thereon by the Portfolio, an amount of cash or liquid securities equal to the market value of the obligation under the futures contract or option (less any related margin deposits) will be maintained in a segregated account with the Custodian. The Portfolio may not invest more than 15% of its net assets in illiquid securities and repurchase agreements which have a maturity of longer than seven days. A more complete discussion of the potential risks involved in transactions in options, futures contracts and options on futures contracts is contained in the Statement of Additional Information.


     Forward Commitments. The Portfolio may purchase or sell debt securities on a "when-issued" or "delayed delivery" basis ("Forward Commitments"). These transactions occur when securities are purchased or sold by the Portfolio with payment and delivery taking place in the future, frequently a month or more after such transaction. This price is fixed on the date of the commitment, and the seller continues to accrue interest on the securities covered by the Forward Commitment until delivery and payment take place. At the time of settlement, the market value of the securities may be more or less than the purchase or sale price.

     The Portfolio may either settle a Forward Commitment by taking delivery of the securities or may either resell or repurchase a Forward Commitment on or before the settlement date in which event the Portfolio may reinvest the proceeds in another Forward Commitment. The Portfolio's use of Forward Commitments may increase its overall investment exposure and thus its potential for gain or loss. When engaging in Forward Commitments, the Portfolio relies on the other party to complete the transaction. Should the other party fail to do so, the Portfolio might lose a purchase or sale opportunity that could be more advantageous than alternative opportunities at the time of the failure.


     The Portfolio maintains a segregated account (which is marked to market daily) of cash, liquid securities or the security covered by the Forward Commitment (in the case of a Forward Currency sale) with the Portfolio's custodian in an aggregate amount equal to the amount of its commitment as long as the obligation to purchase or sell continues.


     Investment Restrictions. The Portfolio has adopted a number of investment restrictions that may not be changed without the approval of the holders of a majority of the Portfolio's shares. See the Statement of Additional Information. The percentage limitations need only be met at the time the investment is made or other relevant action taken. These restrictions provide, among other things, that the Portfolio may not:


          1. Borrow money except temporarily from banks to facilitate payment of redemption requests and then only in amounts not exceeding 33 1/3% of its net assets, or pledge more than 10% of its net assets in connection with permissible borrowings or purchase additional securities when money borrowed exceeds five percent of its net assets. Margin deposits or payments in connection with the writing of options, or in connection with the purchase or sale of forward contracts, futures, foreign currency futures and related options, are not deemed to be a pledge or other encumbrance.



          2. With respect to 75% of its total assets, invest more than 5% of its assets in the securities of any one issuer (except the U.S. Government, its agencies and instrumentalities and repurchase agreements secured thereby) or purchase more than 10% of the outstanding voting securities of any one issuer, except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.



          3. Lend money or securities except by the purchase of a portion of an issue of bonds, debentures or other obligations of types commonly distributed to institutional investors publicly or privately (in the latter case the investment will be subject to the stated limits on investments in "restricted securities"), and except by the purchase of securities subject to repurchase agreements.


          4. Concentrate its investment in any one industry, except that the Portfolio will invest more than 25% of its total assets in the real estate industry. This limitation excludes shares of other open-end investment companies owned by the Portfolio but includes the Portfolio's pro rata portion of the securities and other assets owned by such company.

     The Portfolio may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Portfolio.

THE TRUST AND ITS MANAGEMENT


     The Trust is an open-end, diversified management investment company, commonly known as a mutual fund. A mutual fund provides, for those who have similar investment goals, a practical and convenient way to invest in a more diversified portfolio of securities by combining their resources in an effort to achieve such goals.



     The Trustees have the responsibility for overseeing the affairs of the Portfolio. The Adviser is responsible for the provision of advisory services in relation to the Portfolio's assets. The Adviser also provides administrative services and manages the Portfolio's business and affairs. The Adviser, together with its predecessors, has been in the investment advisory business since 1926 and has served as investment adviser to the Portfolio since its inception.

     THE ADVISER. The Adviser is a wholly-owned subsidiary of Van Kampen American Capital, Inc. ("Van Kampen American Capital"). Van Kampen American Capital is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $57 billion under management or supervision. Van Kampen American Capital's more than 40 open-end and 38 closed-end funds and more than 2,500 unit investment trusts are professionally distributed by leading financial advisers nationwide. Van Kampen American Capital Distributors, Inc. (the "Distributor"), the distributor of the Trust's shares, is also a wholly-owned subsidiary of Van Kampen American Capital. Van Kampen American Capital is an indirect wholly-owned subsidiary of Morgan Stanley Group Inc. The Adviser's principal office is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.



     Morgan Stanley Group Inc. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and global custody, securities clearance services and securities lending.



     On February 5, 1997, Morgan Stanley Group Inc. and Dean Witter, Discover & Co. announced that they had entered into an Agreement and Plan of Merger to form a new company to be named Morgan Stanley, Dean Witter, Discover & Co. Subsequent to certain conditions being met, it is currently anticipated that the transaction will close in mid-1997. Thereafter, Van Kampen American Capital Asset Management, Inc. will be an indirect subsidiary of Morgan Stanley, Dean Witter, Discover & Co.



     Dean Witter, Discover & Co. is a financial services company with three major businesses: full service brokerage, credit services and asset management of more than $100 billion in customer accounts.



     ADVISORY AGREEMENT. The Trust retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement (the "Advisory Agreement"), the Trust pays the Adviser a monthly fee computed on average daily net assets of the Portfolio at the annual rate of 1.00% of the Portfolio's average daily net assets. This fee is higher than that charged by most other mutual funds but the Trustees believe it is justified by the special nature of the Portfolio and is not necessarily higher than the fees charged by certain mutual funds with investment objectives and policies similar to those of the Portfolio. Under the Advisory Agreement, the Trust also reimburses the Adviser for the cost of the Portfolio's accounting services, which include maintaining its financial books and records and calculating its daily net asset value. Operating expenses paid by the Portfolio include shareholder service agency fees, custodian fees, legal and accounting fees, the costs of reports and proxies to shareholders, trustees' fees (other than those who are affiliated persons, as defined in the 1940 Act, of the Adviser, the Distributor or Van Kampen American Capital) and all other business expenses not specifically assumed by the Adviser. For the fiscal year ended December 31, 1996, advisory fees plus the cost of accounting services payable by the Trust on behalf of the Portfolio was $1.10%.



     From time to time the Adviser may agree to waive its investment advisory fees or any portion thereof or elect to reimburse the Portfolio for ordinary business expenses in excess of an agreed upon amount.



     PERSONAL INVESTING POLICIES. The Trust and the Adviser have adopted Codes of Ethics designed to recognize the fiduciary relationship between the Trust and the Adviser and its employees. The Codes permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to preclearance and other procedures designed to prevent conflicts of interest.

     PORTFOLIO MANAGEMENT. Russell C. Plant and Theodore R. Bigman assumed responsibility for the day-to-day management of the Portfolio's investment portfolio effective January 1, 1997. Mr. Platt became Executive Vice President of the Advisor on December 31, 1996. Since 1994, Mr. Platt has also been a Principal, and as of December 1, 1996, a Managing Director, of Morgan Stanley Asset Management Inc. ("MSAM") where he has primary responsibility for managing the real estate securities investment business for MSAM and serves as a member of the Investment Committee of The Morgan Stanley Real Estate Fund ("MSREF"). From 1991 to 1993, Mr. Platt was head of Morgan Stanley Realty's Transaction Development Group. From 1990 to 1991, Mr. Platt was based in Morgan Stanley Realty's London Office. Prior to this he had extensive transaction responsibilities involving portfolio, retail, office, hotel and apartment sales and financings. Mr. Bigman became Senior Vice President of the Adviser on December 31, 1996. Since 1995, Mr. Bigman has also been a Vice President, and as of December 1, 1996, a Principal, of MSAM where, together with Mr. Platt, he is responsible for MSAM's real estate securities research. Prior to joining MSAM, he was a Director at CS First Boston, where he worked for eight years in the Real Estate Group.



PURCHASE OF SHARES


     The Trust is offering its shares only to Accounts of various insurance companies to fund the benefits of variable annuity or variable life insurance contracts. The Trust does not foresee any disadvantage to holders of Contracts arising out of the fact that the interests of the holders may differ from the interests of holders of life insurance policies and that holders of one insurance policy may differ from holders of other insurance policies. Nevertheless, the Trust's Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken. The Contracts are described in the separate prospectuses issued by the Participating Insurance Companies. The Trust continuously offers shares in the Portfolio to the Accounts at prices equal to the respective per share net asset value of the Portfolio. The Distributor, located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181, acts as the distributor of the shares. Net asset value is determined in the manner set forth below under "Determination of Net Asset Value."

DETERMINATION OF NET ASSET VALUE

     Net asset value per share is computed for the Portfolio as of the close of trading (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open. See the accompanying Prospectus for the policies for information regarding holidays observed by the insurance company.

     Net asset value per share is determined by dividing the value of the Portfolio's securities, cash and other assets (including accrued interest) attributable to such class less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a national securities exchange at the last reported sale price, (ii) valuing over-the-counter securities for which the last sale price is available from the National Association of Securities Dealers Automated Quotations ("NASDAQ") at that price, (iii) unlisted securities and listed securities for which the last sale price is not available are valued at the last reported bid price, (iv) options and futures contracts are valued at the last sale price or if no sales are reported, at the mean between the bid and asked prices, and (v) valuing any securities for which market quotations are not readily available, and any other assets at fair value as determined in good faith by the Trustees of the Trust. Short-term investments with a maturity of 60 days or less when purchased are valued at amortized cost, which approximates market value. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity becomes less than 61 days. From such time, until maturity, the investments are valued at amortized cost using the value of the investment on the 61st day.

REDEMPTION OF SHARES

     Payment for shares tendered for redemption by the insurance company is made ordinarily in cash within seven days after tender in proper form, except under unusual circumstances as determined by the SEC. The redemption price will be the net asset value next determined after the receipt of a request in proper form. The market value of the securities in the Portfolio is subject to daily fluctuations and the net asset value of the Portfolio's shares will fluctuate accordingly. Therefore, the redemption value may be more or less than the investor's cost.

DIVIDENDS, DISTRIBUTIONS AND TAXES

     All dividends and capital gains distributions of the Portfolio are automatically reinvested by the Account in additional shares of the Portfolio.

     Dividends and Distributions. Dividends from stocks and interest earned from other investments are the main source of income for the Portfolio. Substantially all of this income, less expenses, is distributed on an annual basis. When the Portfolio sells portfolio securities, it may realize capital gains or losses, depending on whether the prices of the securities sold are higher or lower than the prices the Portfolio paid to purchase them. Net realized capital gains represent the total profit from sales of securities minus total losses from sales of securities including any losses carried forward from prior years. The Portfolio distributes any net realized capital gains to the Account no less frequently than annually.


     The Portfolio intends to qualify as a "regulated investment company" under the Code. By maintaining its qualification as a "regulated investment company," the Portfolio will not incur any liability for federal income taxes to the extent its taxable ordinary income and any capital gain net income is distributed in accordance with Subchapter M of the Code. By qualifying as a regulated investment company, the Portfolio is not subject to federal income taxes to the extent it distributes its taxable net investment income and taxable net realized capital gains. If for any taxable year the Portfolio does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income, including any net realized capital gains, would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders).



     Dividends and distributions paid by the Portfolio have the effect of reducing net asset value per share on the record date by the amount of the payment. Therefore, a dividend or distribution paid shortly after the purchase of shares by an investor would represent, in substance, a return of capital to the shareholder (to the extent it is paid on the shares so purchased) even though subject to income taxes as discussed above.


     Tax Treatment to Insurance Company as Shareholder. Dividends paid by the Portfolio from its ordinary income and distributions of the Portfolio's net realized short-term capital gains are includable in the insurance company's gross income. The tax treatment of such dividends and distributions depends on the insurance company's tax status. To the extent that income of the Portfolio represents dividends on equity securities rather than interest income, its distributions are eligible for the 70% dividends received deduction applicable in the case of a life insurance company as provided in the Code. However, a dividend received from a real estate investment trust does not qualify for the dividend received deduction. The Trust will send to the Account a written notice required by the Code designating the amount and character of any distributions made during such year.

     Under the Code, any distribution designated as being made from the Portfolio's net realized long-term capital gains are taxable to the insurance company as long-term capital gains. Such distributions of long-term capital gains will be designated as a capital gains distribution in a written notice to the Account which accompanies the distribution payment. Long-term capital gains distributions are not eligible for the dividends received deduction. Dividends and capital gain distributions to the insurance company may also be subject to state and local taxes.

     As described in the accompanying Prospectus for the Contracts, the insurance company reserves the right to assess the Account a charge for any taxes paid by it.


     Tax Treatment of Options and Futures Transactions. Gains or losses on the Portfolio's transactions in listed options on securities, futures and options on futures generally are treated as 60% long-term and 40% short-term, ("60/40"), and positions held by the Portfolio at the end of its fiscal year generally are required to be marked to market, with the result that unrealized gains and losses are treated as though they were realized. Gains and losses realized by the Portfolio on transactions in over-the-counter options generally are short-term capital gains or losses unless the option is exercised, in which case the gain or loss is determined by the holding period of the underlying security. The Code contains certain "straddle" rules which require deferral of losses incurred in certain transactions involving hedged positions to the extent the Portfolio has unrealized gains in offsetting positions and generally terminate the holding period of the subject position. Additional information is set forth in the Statement of Additional Information.


PORTFOLIO PERFORMANCE


     From time to time the Portfolio may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one, five and ten year periods or for the life of the Portfolio. Other total return quotations, aggregate or average, over other time periods may also be included. Total return calculations do not take into account expenses at the "wrap" or Contract Owner level. Investors should also review total return calculations that include these expenses.


     The total return of the Portfolio for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Portfolio from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the maximum public offering price and that all income dividends or capital gains distributions during the period are reinvested in Portfolio shares at net asset value. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends and distributions paid by the Portfolio.

     Average annual total return quotations for periods of two or more years are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.


     In addition to total return information, the Portfolio may also advertise its current "yield." Yield figures are based on historical earnings and are not intended to indicate future performance. Yield is determined by analyzing the Portfolio's net income per share for a 30-day (or one-month) period (which period will be stated in the advertisement), and dividing by the maximum offering price per share on the last day of the period. A "bond equivalent" annualization method is used to reflect a semiannual compounding. Yield calculations do not take into account expenses at the "wrap" or contractholder level. Investors should also review yield calculations that include those expenses.



     From time to time, the Portfolio may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for shares of the Portfolio. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Portfolio's investments, and from total return, which is a measure of the income actually earned by, plus the effect of any realized and unrealized appreciation or depreciation of, such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Portfolio's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Portfolio.

     For purposes of calculating yield quotations, net income is determined by a standard formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. Net income computed for this formula differs from net income reported by the Portfolio in accordance with generally accepted accounting principles and from net income computed for federal income tax reporting purposes. Thus the yield computed for a period may be greater or lesser than the Portfolio's then current dividend rate.

     The Portfolio's yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by the Portfolio, portfolio maturity and the Portfolio's expenses.

     Yield quotations should be considered relative to changes in the net asset value of the Portfolio's shares, the Portfolio's investment policies, and the risks of investing in shares of the Portfolio. The investment return and principal value of an investment in the Portfolio will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


     The Adviser may, from time to time, absorb a certain amount of the future ordinary business expenses. Absorption of a portion of the expenses will increase the yield or total return of the Portfolio. The Adviser may stop absorbing these expenses at any time without prior notice.



     In reports or other communications to shareholders or in advertising material, the Portfolio may compare its performance with that of other mutual funds as listed in the ratings or rankings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds, with the Consumer Price Index, the Dow Jones Industrial Average Index, NAREIT Equity REIT Index, Lehman Brothers REIT Index, Salomon Brothers High Grade Bond Index, Standard & Poor's, NASDAQ, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Portfolio published by nationally recognized ranking services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC. For these purposes, the performance of the Portfolio, as well as the performance of other mutual funds or indices, do not reflect various charges, the inclusion of which would reduce Portfolio performance.


     The Portfolio may also utilize performance information in hypothetical illustrations provided in narrative form. These hypotheticals will be accompanied by the standard performance information required by the SEC as described above.

     The Trust's Annual Report contains additional performance information. A copy of the Annual Report may be obtained without charge by calling or writing the Trust of the telephone number and address printed on the cover page of this Prospectus.

DESCRIPTION OF SHARES OF THE TRUST

     The Trust was originally organized as a Massachusetts business trust on June 3, 1985 and reorganized on September 16, 1995, under the laws of the state of Delaware as a business entity commonly known as "Delaware business trust." It is authorized to issue an unlimited number of shares of beneficial interest of $0.01 par value. Shares issued by the Trust are fully paid, non-assessable and have no preemptive or conversion rights.


     The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the 1940 Act. More detailed information concerning the Trust if set forth in the Statement of Additional Information.


     The Trust's Declaration of Trust provides that no Trustee, officer or shareholder of the Portfolio shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or liability of the Trust but the assets of the Trust only shall be liable.

ADDITIONAL INFORMATION

     This Prospectus and the Statement of Additional Information do not contain all the information set forth in the Registration Statement filed by the Trust with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.


     The fiscal year end of the Trust is December 31. The Trust sends to its shareholders at least semi-annually reports showing each Portfolio's portfolio and other information. An annual report, containing financial statements audited by the Trust's independent accountants, is sent to shareholders each year. After the end of each year, shareholders will receive federal income tax information regarding dividends and capital gains distributions.



     Shareholder inquiries should be directed to the Van Kampen American Capital Life Investment Trust, One Parkview Plaza, Oakbrook Terrace, Illinois 60181,
Attn: Correspondence or by telephoning (800) 421-5666. For inquiries through Telecommunications Device for the Deaf (TDD) dial (800) 421-2833.

APPENDIX

DESCRIPTION OF BOND RATINGS

MOODY'S INVESTORS SERVICE


     AAA -- Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin; and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


     AA -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     BAA -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact, have speculative characteristics as well.

     BA -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     CAA -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     CA -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     NONRATED -- Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

     Should no rating be assigned, the reason may be one of the following:

     1. An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

     3. There is a lack of essential data pertaining to the issue or issuer.

     4. The issue was privately placed, in which case the rating is not published in Moody's publications.

     Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

     Note: Those bonds in the Aa, A, Baa and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa 1, A 1, Baa 1, Ba 1 and B 1.

STANDARD & POOR'S CORPORATION

     AAA -- Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB -- B -- CCC -- CC -- C -- Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CI -- The rating CI is reserved for income bonds on which no interest is being paid.

     Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     NR -- Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

PREFERRED STOCK RATINGS:

     Both Moody's and Standard & Poor's use the same designations for corporate bonds as they do for preferred stock, except in the case of Moody's preferred stock ratings, the initial letter rating is not capitalized. While the descriptions are tailored for preferred stocks, the relative quality distinctions are comparable to those described above for corporate bonds.

EXISTING SHAREHOLDERS--
FOR INFORMATION ON YOUR
EXISTING ACCOUNT PLEASE CALL
THE PORTFOLIO'S TOLL-FREE

NUMBER--(800) 341-2911


PROSPECTIVE INVESTORS--CALL
YOUR BROKER OR (800) 421-5666

DEALERS--FOR DEALER
INFORMATION, SELLING
AGREEMENTS, WIRE ORDERS,
OR REDEMPTIONS CALL THE
DISTRIBUTOR'S TOLL-FREE
NUMBER--(800) 421-5666

FOR SHAREHOLDER AND
DEALER INQUIRIES THROUGH
TELECOMMUNICATIONS
DEVICE FOR THE DEAF (TDD)

DIAL (800) 421-2833


VAN KAMPEN AMERICAN CAPITAL

LIFE INVESTMENT TRUST
REAL ESTATE SECURITIES PORTFOLIO

------------------

One Parkview Plaza


Oakbrook Terrace, IL 60181


------------------
Investment Adviser

VAN KAMPEN AMERICAN CAPITAL
ASSET MANAGEMENT, INC.

One Parkview Plaza


Oakbrook Terrace, IL 60181


Distributor


VAN KAMPEN AMERICAN CAPITAL DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, IL 60181
Transfer Agent

ACCESS INVESTOR SERVICES, INC.
P.O. Box 418256
Kansas City, MO 64141-9256

Attn: Van Kampen American Capital


Life Investment Trust


Real Estate Securities Portfolio

Custodian

STATE STREET BANK AND
TRUST COMPANY

225 West Franklin Street

P.O. Box 1713
Boston, MA 02105-1713
Attn: Van Kampen American Capital

Life Investment Trust


Real Estate Securities Portfolio

Legal Counsel

SKADDEN, ARPS, SLATE,

MEAGHER & FLOM (ILLINOIS)

333 West Wacker Drive
Chicago, IL 60606
Independent Accountants

PRICE WATERHOUSE LLP

1201 Louisiana

Suite 2900
Houston, TX 77002

--------------------------------------------------------------------------------

                             LIFE INVESTMENT TRUST

                        REAL ESTATE SECURITIES PORTFOLIO

--------------------------------------------------------------------------------

       P       R       O      S      P      E      C      T      U      S

                                 APRIL 30, 1997


         ------  A WEALTH OF KNOWLEDGE - A KNOWLEDGE OF WEALTH  ------
                          VAN KAMPEN AMERICAN CAPITAL
--------------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION

                                 APRIL 30, 1997


               VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST
                               ONE PARKVIEW PLAZA
                        OAKBROOK TERRACE, ILLINOIS 60181
                                 (800) 421-5666


     Van Kampen American Capital Life Investment Trust, (the "Trust"), is a diversified, open-end management investment company with nine Portfolios (the "Portfolios"): Asset Allocation Portfolio (formerly Multiple Strategy Fund), Domestic Income Portfolio (formerly Domestic Strategic Income Fund), Emerging Growth Portfolio (formerly Emerging Growth Fund), Enterprise Portfolio (formerly Common Stock Fund), Global Equity Portfolio (formerly Global Equity Fund), Government Portfolio (formerly Government Fund), Growth and Income Portfolio (formerly Growth and Income Fund), Money Market Portfolio (formerly Money Market
Fund) and Real Estate Securities Portfolio (formerly Real Estate Securities
Fund). Each Portfolio is in effect a separate mutual fund issuing its own shares.

                             ---------------------


     This Statement of Additional Information is not a Prospectus. This Statement of Additional Information should be read in conjunction with the Trust's applicable prospectus (the "Prospectus") dated as of the same date as this Statement of Additional Information. This Statement of Additional Information does not include all the information a prospective investor should consider before purchasing shares of the Trust. Investors should obtain and read a Prospectus containing disclosure with respect to the Portfolio in which the investor wishes to invest prior to purchasing shares of such Portfolio. A Prospectus may be obtained without charge by writing or calling Van Kampen American Capital Distributors, Inc. (the "Distributor") at One Parkview Plaza, Oakbrook Terrace, Illinois 60181 at (800) 421-5666.


                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
General Information.........................................  B-2
Investment Objectives and Policies..........................  B-5
Repurchase Agreements.......................................  B-11
Forward Commitments.........................................  B-11
Depositary Receipts.........................................  B-12
Options, Futures Contracts and Options on Futures
  Contracts.................................................  B-12
Loans of Portfolio Securities...............................  B-19
Investment Restrictions.....................................  B-19
Trustees and Officers.......................................  B-32
Legal Counsel...............................................  B-41
Investment Advisory Agreements..............................  B-41
Distributor.................................................  B-43
Transfer Agent..............................................  B-44
Portfolio Transactions and Brokerage........................  B-44
Portfolio Turnover..........................................  B-46
Determination of Net Asset Value............................  B-46
Purchase and Redemption of Shares...........................  B-47
Tax Status of the Trust.....................................  B-47
Portfolio Performance.......................................  B-48
Money Market Portfolio Yield Information....................  B-49
Other Information...........................................  B-50
Appendix....................................................  B-51
Report of Independent Accountants...........................  B-53
Financial Statements........................................  B-54
Notes to Financial Statements...............................  B-107



       This Statement of Additional Information is dated April 30, 1997.

GENERAL INFORMATION


     Van Kampen American Capital Life Investment Trust (the "Trust") was organized under the laws of the Commonwealth of Massachusetts on June 3, 1985. As of September 16, 1995, the Trust was reorganized as a Delaware business trust and adopted its current name.



     Van Kampen American Capital Asset Management, Inc. (the "Adviser"), Van Kampen American Capital Distributors, Inc. (the "Distributor"), and ACCESS Investor Services, Inc. ("ACCESS") are wholly-owned subsidiaries of Van Kampen American Capital, Inc. ("VKAC"), which is a wholly-owned subsidiary of VK/AC Holding, Inc. VK/AC Holding, Inc. is a wholly-owned subsidiary of MSAM Holdings II, Inc. which, in turn, is a wholly-owned subsidiary of Morgan Stanley Group Inc. The principal office of the Fund, the Adviser, the Distributor and VKAC is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.



     Morgan Stanley Group Inc. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International, are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and global custody, securities clearance services and securities lending.



     On February 5, 1997, Morgan Stanley Group Inc. and Dean Witter, Discover & Co. announced that they had entered into an Agreement and Plan of Merger to form a new company to be named Morgan Stanley, Dean Witter, Discover & Co. Subsequent to certain conditions being met, it is currently anticipated that the transaction will close in mid-1997. Thereafter, Van Kampen American Capital Asset Management, Inc. will be an indirect subsidiary of Morgan Stanley, Dean Witter, Discover & Co.



     Dean Witter, Discover & Co. is a financial services company with three major businesses: full service brokerage, credit services and asset management of more than $100 billion in customer accounts.



     As of April 4, 1997 no person was known by the Trust to own beneficially or to hold of record 5% or more of the outstanding shares of any portfolio except as set forth below. The Trust offers its shares only to separate accounts of various insurance companies. Those separate accounts have authority to vote shares from which they have not received instructions from the Contract Owners, but only in the same proportion with respect to "yes" votes, "no" votes or abstentions as is the case with respect to shares for which instructions were received.



                                                              AMOUNT OF RECORD OWNERSHIP
                   NAME AND ADDRESS OF                             OF THE PORTFOLIO
                      RECORD HOLDER                                AT APRIL 4, 1997         PERCENT
                   -------------------                        --------------------------    -------
ASSET ALLOCATION FUND
Nationwide Life Insurance Co.                                          2,163,177             40.19%
  Nationwide VL1 -- Separate Account
  c/o IPO Portfolio Accounting
  P.O. Box 182029
  Columbus, Ohio 43218-2029
Nationwide Life Insurance Co.                                          2,963,445             55.06%
  Nationwide Variable Account -- 3
  c/o IPO Portfolio Accounting
  P.O. Box 182029
  Columbus, Ohio 43218-2029

                                                              AMOUNT OF RECORD OWNERSHIP
                   NAME AND ADDRESS OF                             OF THE PORTFOLIO
                      RECORD HOLDER                                AT APRIL 4, 1997         PERCENT
                   -------------------                        --------------------------    -------
MONEY MARKET PORTFOLIO
American General Life Insurance Company                                4,810,617             20.30%
  Separate Account D
  P.O. Box 1591
  Houston, Texas 77251-1591
Nationwide Life Insurance Co.                                          9,412,694             39.72%
  Nationwide VLI Separate Account
  c/o IPO Portfolio Accounting
  P.O. Box 182029
  Columbus, Ohio 43218-2029
Nationwide Life Insurance Co.                                          8,752,699             36.93%
  Nationwide Variable Account -- 3
  c/o IPO Portfolio Accounting
  P.O. Box 182029
  Columbus, Ohio 43218-2029

ENTERPRISE PORTFOLIO
American General Life Insurance Company                                  771,000             15.29%
  Separate Account -- D
  P.O. Box 1591
  Houston, Texas 77251-1591
Nationwide Life Insurance Co.                                          2,130,742             42.24%
  Nationwide Variable Account -- 3
  c/o IPO Portfolio Accounting
  P.O. Box 182029
  Columbus, OH 43218-2029
Nationwide Life Insurance Co.                                          1,762,536             34.94%
  Nationwide VLI Separate Account
  c/o IPO Portfolio Accounting
  P.O. Box 182029
  Columbus, Ohio 43218-2029
American General Life Insurance Company                                  354,084              7.02%
  Separate Account D
  Variety Plus
  P.O. Box 31591
  Houston, Texas 77251-1591

GLOBAL EQUITY FUND
Van Kampen American Capital                                               95,241             42.40%
  Distributors, Inc.
  One Chase Manhattan Plaza
  37th Fl.
  New York, NY 10005
Nationwide Life Insurance Co.                                             83,146             37.02%
  Nationwide VLI Separate Account
  c/o IPO Portfolio Accounting
  P.O. Box 182029
  Columbus, OH 43218-2029

                                                              AMOUNT OF RECORD OWNERSHIP
                   NAME AND ADDRESS OF                             OF THE PORTFOLIO
                      RECORD HOLDER                                AT APRIL 4, 1997         PERCENT
                   -------------------                        --------------------------    -------
GOVERNMENT PORTFOLIO
Nationwide Life Insurance Co.                                          5,485,478             87.01%
  Nationwide VLI Separate Account
  c/o IPO Portfolio Accounting
  P.O. Box 182029
  Columbus, Ohio 43218-2029
Nationwide Life Insurance Co.                                            658,578             10.45%
  Nationwide Variable Account -- 3
  c/o IPO Portfolio Accounting
  P.O. Box 182029
  Columbus, Ohio 43218-2029
DOMESTIC INCOME PORTFOLIO
American General Life Insurance Company                                  601,973             28.15%
  Separate Account D
  P.O. Box 1591
  Houston, Texas 77251-1591
Nationwide Life Insurance Co.                                            257,365             12.04%
  Nationwide VLI Separate Account
  c/o IPO Portfolio Accounting
  P.O. Box 182029
  Columbus, Ohio 43218-2029
Nationwide Life Insurance Co.                                          1,169,249             54.68%
  Nationwide Variable Account -- 3
  c/o IPO Portfolio Accounting
  P.O. Box 182029
  Columbus, Ohio 43218-2029
EMERGING GROWTH PORTFOLIO
Van Kampen American Capital                                               36,438             10.16%
  Generations Variable Annuities
  7501 NW Tiffany Springs Parkway
  Kansas City, MO 64153-1386
Nationwide Life Insurance Co.                                            183,089             51.07%
  Nationwide Variable Account -- 3
  c/o IPO Portfolio Accounting
  P.O. Box 182029
  Columbus, OH 43218-2029
Nationwide Life Insurance Co.                                             36,438             10.16%
  Nationwide VLI Separate Account
  c/o IPO Portfolio Accounting
  P.O. Box 182029
  Columbus, OH 43218-2029
REAL ESTATE SECURITIES PORTFOLIO
Nationwide Life Insurance Co.                                         12,661,070             94.76%
  Nationwide Variable Account II
  c/o IPO Portfolio Accounting
  P.O. Box 182029
  Columbus, OH 43218-2029

                                                              AMOUNT OF RECORD OWNERSHIP
                   NAME AND ADDRESS OF                             OF THE PORTFOLIO
                      RECORD HOLDER                                AT APRIL 4, 1997         PERCENT
                   -------------------                        --------------------------    -------
GROWTH AND INCOME PORTFOLIO
Van Kampen American Capital Distributors, Inc.                            50,021             34.68%
  One Chase Manhattan Plaza
  37th Fl.
  New York, NY 10005-1401
Van Kampen American Capital                                               94,206             65.32%
  Generations Variable Annuities
  7501 NW Tiffany Springs Parkway
  Kansas City, MO 64153-1386


INVESTMENT OBJECTIVES AND POLICIES

     The following disclosures supplement disclosures set forth under an identical caption in the Prospectus and do not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in the Prospectus for a complete presentation of the matters disclosed below.


ASSET ALLOCATION FUND



     The Fund seeks a high total investment return consistent with prudent risk through a fully managed investment policy utilizing equity securities as well as investment grade intermediate and long-term debt securities and money market securities.


DOMESTIC INCOME PORTFOLIO

     The primary objective of the Portfolio is to maximize current income. Capital appreciation is a secondary objective, which is sought only when consistent with the primary objective. There is, of course, no assurance that the Portfolio will be successful in achieving its investment objective.

     Capital appreciation may result, for example, from an improvement in the credit standing of an issuer whose securities are held in the Portfolio's portfolio or from a general lowering of interest rates, or a combination of both. Conversely, a reduction in the credit rating of an issuer whose securities are held in the Portfolio's portfolio or a general increase in interest rates would be expected to reduce the value of the Portfolio's investments.


     The Portfolio expects that at all times at least 80% of its assets will be invested in fixed-income securities rated at the time of purchase B or higher by Moody's Investor Services, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P"), nonrated securities considered by the Adviser to be of comparable quality, and U.S. Government securities (as defined herein).


     Lower rated and comparable nonrated securities tend to offer higher yields than higher rated securities with the same maturities because the historical conditions of the issuers of lower rated securities may not have been as strong as that of other issuers. The Adviser, however, believes that such ratings are not necessarily an accurate reflection of the current financial condition of the issuers because they may be based upon considerations taken into account at the time such ratings were assigned, rather than upon subsequent developments affecting such issuers. Moreover, ratings categories tend to be broad, so that there may be significant variations among the financial condition of issuers within the same category. For these reasons, the Adviser may rely more on its own analysis in determining which securities offer the best opportunities for higher yields without unreasonable risks; therefore, the achievement of the Portfolio's objectives will depend more on the Adviser's analytical and portfolio management skills than would be the case if greater reliance were placed on ratings assigned by the rating services. The Adviser's analysis will focus on a number of factors affecting the financial condition of a company, including: the strength of its management; the financial soundness of the company and the outlook of its industry; the security's responsiveness to changes in interest rates and business conditions; the cash flow of the company; dividend or interest coverage; and the fair market value of the company's assets. In making portfolio decisions for the Portfolio, the Adviser will attempt to identify higher yielding securities of companies whose financial condition has improved since the issuance of such securities, or is anticipated to improve in the future.


     The Portfolio may invest up to 20% of its total assets in debt securities rated below B by Moody's and S&P or nonrated securities considered by the Adviser to be of comparable quality, common stocks or other equity securities and in non-income producing securities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. The Portfolio will not cause more than 10% of its total assets to be invested in common stocks or other equity securities. See "Investment Objectives and Policies -- Domestic Income Portfolio," in the Prospectus.


     Certain of the lower rated debt securities in which the Portfolio may invest may be purchased at a discount. Such securities, when held to maturity or retired, may include an element of capital gain. Capital losses may be realized when securities purchased at a premium are held to maturity or are called or redeemed at a price lower than the purchase price. Capital gains or losses are also realized upon the sale of securities at prices that differ from their cost. The market prices of fixed-income securities generally fall when interest rates rise. Conversely, the market prices of fixed-income securities generally rise when interest rates fall.

     The Portfolio may invest in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Government, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Government, (c) discretionary authority of the U.S. Government agency or instrumentality, or (d) the credit of the instrumentality. Such agencies or instrumentalities include, but are not limited to, the Federal National Mortgage Association, the Government National Mortgage Association, Federal Land Banks, and the Farmer's Home Administration. Such securities are referred to as "U.S. Government securities".

     Additional Risks of Investing in Lower Rated Debt Securities. Additional risks of lower rated securities include limited liquidity and secondary market support. As a result, the prices of debt securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer, an industry or lower rated debt securities generally could reduce market liquidity for such securities and make their sale by the Portfolio more difficult, at least in the absence of price concessions. Reduced liquidity could also create difficulties in accurately valuing such securities at certain times. The lower rated debt market has grown primarily during a period of long economic expansion and it is uncertain how it would perform during an economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for lower rated debt and adversely affect the value of outstanding securities and the ability of the issuers to repay principal and interest. See "Investment Objectives and Policies" in the Prospectus for a further discussion of risk factors associated with investments in lower rated debt securities, which are not generally meant for short-term investment.

EMERGING GROWTH PORTFOLIO

     The investment objective of the Portfolio is to seek capital appreciation by investing in a portfolio of securities consisting principally of common stocks of small and medium sized companies considered by the Adviser to be emerging growth companies.

     The following investment techniques, subject to the Investment Restrictions below, may be employed by the Portfolio. These techniques inherently involve the assumption of a higher degree of risk than normal and the possibility of more volatile price fluctuations.


     Restricted Securities. The Portfolio may invest up to 15% of the value of its net assets in restricted securities (i.e., securities which may not be sold without registration under the Securities Act of 1933) and in other securities that are not readily marketable, including repurchase agreements maturing in more than seven days. Restricted securities are generally purchased at a discount from the market price of unrestricted securities of the same issuer. Investments in restricted securities are not readily marketable without some time delay. Investments in securities which have no readily available market value are valued at fair value as determined in good faith by the Portfolio's Trustees. Ordinarily, the Portfolio would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Portfolio. However, registration and underwriting expenses (which may range from seven percent to 15% of the gross proceeds of the securities sold) may be paid by the Portfolio. A Portfolio position in restricted securities might adversely affect the liquidity and marketability of such securities, and the Portfolio might not be able to dispose of its holdings in such securities at reasonable price levels.

     Warrants. Warrants are in effect longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Of course, since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.

ENTERPRISE PORTFOLIO

     The investment objective of the Portfolio is to seek capital appreciation through investments in securities believed by the Adviser to have about average potential for capital appreciation. Any income received on such securities is incidental to the objective of capital appreciation. The Portfolio may enter into repurchase agreements with banks and broker-dealers. See "Repurchase Agreements."

     In seeking to obtain capital appreciation, the Portfolio may trade to a substantial degree in securities for the short term. To this extent, the Portfolio would be engaged essentially in trading operations based on expectation of short-term market movements. However, the Portfolio also seeks investments which are expected to appreciate over a longer period of time. See "Portfolio Transactions and Brokerage."


GLOBAL EQUITY FUND



     The investment objective of the Fund is to seek long-term growth of capital through investments in an internationally diversified portfolio of equity securities of companies of any nation including the United States.


GOVERNMENT PORTFOLIO

     The investment objective of the Portfolio is to seek to provide investors with a high current return consistent with preservation of capital. The Portfolio invests primarily in U.S. Government securities, related options, futures contracts and options on futures contracts. The Portfolio may invest in other government related securities and in repurchase agreements fully collateralized by U.S. Government securities. The other government related securities include mortgage-related and mortgage-backed securities and certificates issued by financial institutions or broker-dealers representing "stripped" mortgage-related securities. Repurchase agreements will be entered into with domestic banks or broker-dealers deemed creditworthy by the Portfolio's Adviser solely for purposes of investing the Portfolio's cash reserves or when the Portfolio is in a temporary defensive posture.

     One type of mortgage-related securities in which the Portfolio invests are those which are issued or guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself. One such type of mortgage-related security is a Government National Mortgage Association ("GNMA") Certificate. GNMA Certificates are backed as to principal and interest by the full faith and credit of the U.S. Government. Another type is a Federal National Mortgage Association ("FNMA") Certificate. Principal and interest payments of FNMA Certificates are guaranteed only by FNMA itself, not by the full faith and credit of the U.S. Government. A third type of mortgage-related security in which the Portfolio may invest is a Federal Home Loan Mortgage Association ("FHLMC")

Participation Certificate. This type of security is backed by FHMLC as to payment of principal and interest but, like a FNMA security, it is not backed by the full faith and credit of the U.S. Government.

     The Portfolio seeks to obtain a high return from the following sources:

     - interest paid on the Portfolio's portfolio securities;

     - premiums earned upon the expiration of options written;

     - net profits from closing transactions; and

     - net gains from the sale of portfolio securities on the exercise of options or otherwise.

     The Portfolio is not designed for investors seeking long-term capital appreciation. Moreover, varying economic and market conditions may affect the value of and yields on debt securities and opportunities for gains from an option writing program. Accordingly, there is no assurance that the Portfolio's investment objective will be achieved.


  GNMA Certificates


     Government National Mortgage Association. The Government National Mortgage Association is a wholly-owned corporate instrumentality of the United States within the U.S. Department of Housing and Urban Development. GNMA's principal programs involve its guarantees of privately issued securities backed by pools of mortgages.

     Nature of GNMA Certificates. GNMA Certificates are mortgage-backed securities. The Certificates evidence part ownership of a pool of mortgage loans. The Certificates which the Portfolio purchases are of the modified pass-through type. Modified pass-through Certificates entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of fees paid to the GNMA Certificate issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.

     GNMA Certificates are backed by mortgages and, unlike most bonds, their principal amount is paid back by the borrower over the length of the loan rather than in a lump sum at maturity. Principal payments received by the Portfolio will be reinvested in additional GNMA Certificates or in other permissible investments.

     GNMA Guarantee. The National Housing Act authorizes GNMA to guarantee the timely payment of principal of and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the Farmers Home Administration or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the United States. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

     Life of GNMA Certificates. The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will result in the return of a portion of principal invested before the maturity of the mortgages in the pool.

     As prepayment rates of individual mortgage pools will vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA are normally used as an indicator of the expected average life of GNMA Certificates. These statistics indicate that the average life of single-family dwelling mortgages with 25-30 year maturities (the type of mortgages backing the vast majority of GNMA Certificates) is approximately twelve years. For this reason, it is customary for pricing purposes to consider GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year.


     Yield Characteristics of GNMA Certificates. The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates, but only by the amount of the fees paid to GNMA and the GNMA Certificate issuer. For the most common type of mortgage pool, containing single-family dwelling mortgages, GNMA receives an annual fee of 0.06 of 1% of the outstanding principal for providing its guarantee, and the GNMA Certificate issuer is paid an annual servicing fee of 0.44 of 1% for assembling the mortgage pool and for passing through monthly payments of interest and principal to Certificate holders.


     The coupon rate by itself, however, does not indicate the yield which will be earned on the Certificates for the following reasons:

     1. Certificates are usually issued at a premium or discount, rather than at par.

     2. After issuance, Certificates usually trade in the secondary market at a premium or discount.

     3. Interest is paid monthly rather than semi-annually as is the case for traditional bonds. Monthly compounding has the effect of raising the effective yield earned on GNMA Certificates.

     4. The actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the Certificate. If mortgagors prepay their mortgages, the principal returned to Certificate holders may be reinvested at higher or lower rates.


     In quoting yields for GNMA Certificates, the customary practice is to assume that the Certificates will have a twelve-year life. Compared on this basis, GNMA Certificates have historically yielded roughly 1/4 of 1% more than high grade corporate bonds and 1/2 of 1% more than U.S. Government and U.S. Government agency bonds. As the life of individual pools may vary widely, however, the actual yield earned on any issue of GNMA Certificates may differ significantly from the yield estimated on the assumption of a twelve-year life.


     Market for GNMA Certificates. Since the inception of the GNMA mortgage-backed securities program in 1970, the amount of GNMA Certificates outstanding has grown rapidly. The size of the market and the active participation in the secondary market by securities dealers and many types of investors make GNMA Certificates highly liquid instruments. Quotes for GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate.

  FNMA Securities

     The Federal National Mortgage Association ("FNMA") was established in 1938 to create a secondary market in mortgages insured by the FHA. FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all principal and interest payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the United States.

  FHLMC Securities

     The Federal Home Loan Mortgage Corporation ("FHLMC") was created in 1970 to promote development of a nationwide secondary market in conventional residential mortgages. The FHLMC issues two types of mortgage pass-through securities ("FHLMC Certificates"): mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. The FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the United States.

  Collateralized Mortgage Obligations

     Collateralized mortgage obligations are debt obligations issued generally by finance subsidiaries or trusts which are secured by mortgage-backed certificates, including GNMA Certificates, FHLMC Certificates and FNMA Certificates, together with certain portfolios and other collateral. Scheduled distributions on the mortgage-backed certificates pledged to secure the collateralized mortgage obligations, together with certain portfolios and other collateral and reinvestment income thereon at an assumed reinvestment rate, will be sufficient to make timely payments of interest on the obligations and to retire the obligations not later than their stated maturity. Since the rate of payment of principal of any collateralized mortgage obligation will depend on the rate of payment (including prepayments) of the principal of the mortgage loans underlying the mortgage-backed certificates; the actual maturity of the obligation could occur significantly earlier than its stated maturity. Collateralized mortgage obligations may be subject to redemption under certain circumstances. The rate of interest borne by collateralized mortgage obligations may be either fixed or floating. In addition, certain collateralized mortgage obligations do not bear interest and are sold at a substantial discount (i.e., a price less than the principal amount). Purchases of collateralized mortgage obligations at a substantial discount involves a risk that the anticipated yield on the purchase may not be realized if the underlying mortgage loans prepay at a slower than anticipated rate, since the yield depends significantly on the rate of prepayment of the underlying mortgages. Conversely, purchases of collateralized mortgage obligations at a premium involve additional risk of loss of principal in the event of unanticipated prepayments of the mortgage loans underlying the mortgage-backed certificates since the premium may not have been fully amortized at the time the obligation is repaid. The market value of collateralized mortgage obligations purchased at a substantial premium of discount is extremely volatile and the effects of prepayments on the underlying mortgage loans may increase such volatility.

     Although payment of the principal of and interest on the mortgage-backed certificates pledged to secure collateralized mortgage obligations may be guaranteed by GNMA, FHLMC or FNMA, the collateralized mortgage obligations represent obligations solely of their issuers and are not insured or guaranteed by GNMA, FHLMC, FNMA or any other governmental agency or instrumentality, or by any other person or entity. The issuers of collateralized mortgage obligations typically have no significant assets other than those pledged as collateral for the obligations.

GROWTH AND INCOME PORTFOLIO

     The investment objective of the Portfolio is to seek long-term growth of capital and income. The Portfolio seeks to achieve its investment objective by investing in income-producing equity securities, including common stocks and convertible securities.

MONEY MARKET PORTFOLIO

     The investment objective of the Portfolio is to seek protection of capital and high current income through investments in money market instruments.

     The Portfolio seeks to maintain a net asset value of $1.00 per share for purchases and redemptions. To do so, the Portfolio uses the amortized cost method of valuing the Portfolio's securities pursuant to Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), certain requirements of which are summarized below.


     In accordance with Rule 2a-7, the Portfolio is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of thirteen months or less and invest only in U.S. dollar denominated securities determined in accordance with procedures established by the Trustees to present minimal credit risks and which are rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations (or one rating organization if the instrument was rated by only one such organization) or, if unrated, are of comparable quality as determined in accordance with procedures established by the Trustees. The nationally recognized statistical rating organizations currently rating instruments of the type the Portfolio may purchase are Moody's Investors Service, Inc., Standard & Poor's Ratings Group, Fitch Investors Services, Inc., Duff and Phelps, Inc. and IBCA Limited and IBCA Inc. See Appendix hereto. See the Prospectus for the Portfolio's maturity requirements.


     In addition, the Portfolio will not invest more than five percent of its total assets in the securities (including the securities collateralizing a repurchase agreement) of, or subject to puts issued by, a single issuer, except that (i) the Portfolio may invest more than five percent of its total assets in a single issuer for a period of up to three business days in certain limited circumstances, (ii) the Portfolio may invest in obligations issued or guaranteed by the U.S. Government without any such limitation, and
(iii) the limitation with respect to puts does not apply to unconditional puts if no more than 10% of the Portfolio's total assets is invested in securities issued or guaranteed by the issuer of the unconditional put. Investments in rated securities not rated in the highest category by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization), and unrated securities not determined by the Trustees to be comparable to those rated in the highest category, will be limited to five percent of the Portfolio's total assets, with the investment in any one such issuer being limited to no more than the greater of one percent of the Portfolio's total assets or $1,000,000. As to each security, these percentages are measured at the time the Portfolio purchases the security. There can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.


REAL ESTATE PORTFOLIO



     As its primary objective, the Portfolio seeks long-term growth of capital by investing principally in securities of companies operating in the real estate industry. Current income is a secondary consideration. The following disclosures supplement disclosures set forth in the Prospectus. Readers must refer also to the Prospectus for a complete presentation.



REPURCHASE AGREEMENTS



     Each Portfolio may enter into repurchase agreements with broker-dealers or domestic banks (or a foreign branch or subsidiary thereof). A repurchase agreement is a short-term investment in which the purchaser (i.e., the Portfolio) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the purchaser's holding period. Repurchase agreements are collateralized by the underlying debt securities and may be considered to be loans under the 1940 Act. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement is required to maintain the value of the underlying securities marked to market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. Government, or its agencies and instrumentalities) may have maturity dates exceeding one year. The Portfolio does not bear the risk of a decline in value of the underlying security unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Portfolio could experience both delays in liquidating the underlying securities and loss including: (a) possible decline in the value of the underlying security during the period while a Portfolio seeks to enforce its rights thereto, (b) possible lack of access to income on the underlying security during this period, and (c) expenses of enforcing its rights. See the Prospectus for further information.


FORWARD COMMITMENTS

     The Government Portfolio, the Domestic Income Portfolio and the Real Estate Securities Portfolio may engage in Forward Commitment purchases and sales. Relative to a Forward Commitment purchase, the Portfolio maintains a segregated account (which is marked to market daily) of cash, cash equivalents, liquid high grade debt securities or U.S. Government securities (which may have maturities which are longer than the term of the Forward Commitment) with the Portfolio's custodian in an aggregate amount equal to the amount of its commitment as long as the obligation to purchase continues. Since the market value of both the securities subject to the Forward Commitment and the securities held in the segregated account may fluctuate, the use of Forward Commitments may magnify the impact of interest rate changes on the Portfolio's net asset value.


     A Forward Commitment sale is covered if the Portfolio owns or has the right to acquire the underlying securities subject to the Forward Commitment. A Forward Commitment sale is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in value of a security or currency which the Portfolio owns or has the right to acquire. Only the Government Portfolio and the Real Estate Securities Portfolio may engage in forward commitment transactions for cross-hedging purposes. In either circumstance, the Portfolio maintains in a segregated account (which is marked to market daily) either the security covered by the Forward Commitment or cash, cash equivalents, liquid high grade debt securities or U.S. Government securities (which may have maturities which are no longer than the term of the Forward Commitment) with the Portfolio's custodian in an aggregate amount equal to the amount of its commitment as long as the obligation to sell continues. By entering into a Forward Commitment sale transaction, the Portfolio foregoes or reduces the potential for both gain and loss in the security which is being hedged by the Forward Commitment sale. See the Prospectus for further information.


DEPOSITARY RECEIPTS

     Certain Portfolios may invest in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted but rather in the currency of the market in which they are traded. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe by banks or depositories which evidence a similar ownership arrangement. Generally, ADRs in registered form, are designed for use in United States securities markets and EDRs, in bearer form, are designed for use in European securities markets.

OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS


     All of the Portfolios except the Domestic Income Portfolio and the Money Market Portfolio may engage in transactions in options, futures contracts and options, on futures contracts. Set forth below is certain additional information regarding options, futures contracts and options, on futures contracts. See the Prospectus for further information.


WRITING CALL AND PUT OPTIONS

     Purpose. The principal reason for writing options is to obtain, through receipt of premiums, a greater current return than would be realized on the underlying securities alone. The Portfolio's current return can be expected to fluctuate because premiums earned from an option writing program and dividend or interest income yields on portfolio securities vary as economic and market conditions change. Writing options on portfolio securities also is likely to result in a higher portfolio turnover.


     Writing Options. The purchaser of a call option pays a premium to the writer (i.e., the seller) for the right to buy the underlying security from the writer at a specified price during a certain period. Each Portfolio writes call options only on a covered basis and only the Government Portfolio writes call options either on a covered basis or for cross-hedging purposes. A call option is covered if at all times during the option period the Portfolio owns or has the right to acquire securities of the type that it would be obligated to deliver if any outstanding option were exercised. Thus, the Government Portfolio may write options on mortgage-related or other U.S. Government securities or forward commitments of such securities. An option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a security which the Portfolio owns or has the right to acquire. In such circumstances, the Portfolio collateralizes the option by maintaining in a segregated account with the Portfolio's Custodian, cash or liquid securities in an amount not less than the market value of the underlying security, marked to market daily, while the option is outstanding.



     The purchaser of a put option pays a premium to the writer (i.e., the seller) for the right to sell the underlying security to the writer at a specified price during a certain period. A Portfolio would write put options only on a secured basis, which means that, at all times during the option period, the Portfolio would maintain in a segregated account with its Custodian cash or liquid securities in an amount of not less than the exercise price of the option, or would hold a put on the same underlying security at an equal or greater exercise price.

     Closing Purchase Transactions and Offsetting Transactions. In order to terminate its position as a writer of a call or put option, a Portfolio could enter into a "closing purchase transaction," which is the purchase of a call
(put) on the same underlying security and having the same exercise price and expiration date as the call (put) previously written by the Portfolio. The Portfolio would realize a gain (loss) if the premium plus commission paid in the closing purchase transaction is less (greater) than the premium it received on the sale of the option. A Portfolio would also realize a gain if an option it has written lapses unexercised.

     A Portfolio could write options that are listed on an exchange as well as options which are privately negotiated in over-the-counter transactions. A Portfolio could close out its position as writer of an option only if a liquid secondary market exists for options of that series, but there is no assurance that such a market will exist, particularly in the case of over-the-counter options, since they can be closed out only with the other party to the transaction. Alternatively, a Portfolio could purchase an offsetting option, which would not close out its position as a writer, but would provide an asset of equal value to its obligation under the option written. If a Portfolio is not able to enter into a closing purchase transaction or to purchase an offsetting option with respect to an option it has written, it will be required to maintain the securities subject to the call or the collateral underlying the put until a closing purchase transaction can be entered into (or the option is exercised or expires), even though it might not be advantageous to do so.

     The exercise price of call options may be below ("in-the-money"), equal to ("at-the-money"), or above ("out-of-the-money") the current market value of the underlying securities or futures contracts at the time the options are written. The converse applies to put options.

     Risks of Writing Options. By writing a call option, a Portfolio loses the potential for gain on the underlying security above the exercise price while the option is outstanding; by writing a put option a Portfolio might become obligated to purchase the underlying security at an exercise price that exceeds the then current market price.


PURCHASING CALL AND PUT OPTIONS


     A Portfolio could purchase call options to protect (i.e., hedge) against anticipated increases in the prices of securities it wishes to acquire. In addition, the Emerging Growth Portfolio, the Enterprise Portfolio, the Growth and Income Portfolio and the Real Estate Securities Portfolio may purchase call options for capital appreciation. Since the premium paid for a call option is typically a small fraction of the price of the underlying security, a given amount of funds will purchase call options covering a much larger quantity of such security than could be purchased directly. By purchasing call options, a Portfolio could benefit from any significant increase in the price of the underlying security to a greater extent than had it invested the same amount in the security directly. However, because of the very high volatility of option premiums, a Portfolio would bear a significant risk of losing the entire premium if the price of the underlying security did not rise sufficiently, or if it did not do so before the option expired.


     Put options may be purchased to protect (i.e., hedge) against anticipated declines in the market value of either specific portfolio securities or of a Portfolio's assets generally. In addition, the Emerging Growth Portfolio, the Enterprise Portfolio, the Growth and Income Portfolio and the Real Estate Securities Portfolio may purchase put options for capital appreciation in anticipation of a price decline in the underlying security and a corresponding increase in the value of the put option. The purchase of put options for capital appreciation involves the same significant risk of loss as described above for call options.


     In any case, the purchase of options for capital appreciation would increase a Portfolio's volatility by increasing the impact of changes in the market price of the underlying securities on the Portfolio's net asset value.

     The Government Portfolio will not purchase call or put options on securities if as a result, more than ten percent of its net assets would be invested in premiums on such options.

     A Portfolio may purchase either listed or over-the-counter options.

RISK FACTORS APPLICABLE TO OPTIONS ON U.S. GOVERNMENT SECURITIES

     Treasury Bonds and Notes. Because trading interest in options written on Treasury bonds and notes tends to center on the most recently auctioned issues, the exchanges will not continue indefinitely to introduce options with new expirations to replace expiring options on particular issues. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each issue of bonds or notes will thus be phased out as new options are listed on more recent issues, and options representing a full range of expirations will not ordinarily be available for every issue on which options are traded.

     Treasury Bills. Because the deliverable Treasury bill changes from week to week, writers of Treasury bill calls cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if the Portfolio holds a long position in Treasury bills with a principal amount of the securities deliverable upon exercise of the option, the position may be hedged from a risk standpoint by the writing of a call option. For so long as the call option is outstanding, the Portfolio will hold the Treasury bills in a segregated account with its Custodian so that it will be treated as being covered.

     Mortgage-Related Securities. The following special considerations will be applicable to options on mortgage-related securities. Currently such options are only traded over-the-counter. Since the remaining principal balance of a mortgage-related security declines each month as a result of mortgage payments, the Portfolio as a writer of a mortgage-related call holding mortgage-related securities as "cover" to satisfy its delivery obligation in the event of exercise may find that the mortgage-related securities it holds no longer have a sufficient remaining principal balance for this purpose. Should this occur, the Portfolio will purchase additional mortgage-related securities from the same pool (if obtainable) or replacement mortgage-related securities in the cash market in order to maintain its cover. A mortgage-related security held by the Portfolio to cover an option position in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. If this should occur, the Portfolio will no longer be covered, and the Portfolio will either enter into a closing purchase transaction or replace such mortgage-related security with a mortgage-related security which represents cover. When the Portfolio closes its position or replaces such mortgage-related security, it may realize an unanticipated loss and incur transaction costs.


OPTIONS ON STOCK INDEXES (ASSET ALLOCATION PORTFOLIO, EMERGING GROWTH PORTFOLIO, ENTERPRISE PORTFOLIO, GLOBAL EQUITY PORTFOLIO, GROWTH AND INCOME PORTFOLIO AND REAL ESTATE SECURITIES PORTFOLIO ONLY)


     Options on stock indexes are similar to options on stock, but the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

     Some stock index options are based on a broad market index such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower index such as the Standard & Poor's 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. A stock index fluctuates with changes in the market values of the stocks included in the index. Options are currently traded on The Chicago Board Options Exchange, the American Stock Exchange and other exchanges.

     Gain or loss to a Portfolio on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities. As with stock options, the Portfolio may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange, or it may let the option expire unexercised.

FOREIGN CURRENCY OPTIONS

     Certain Portfolios may purchase put and call options on foreign currencies to reduce the risk of currency exchange fluctuation. Premiums paid for such put and call options will be limited to no more than five percent of the Portfolio's net assets at any given time. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies are traded on United States and foreign exchanges. Exchange-traded options are expected to be purchased by the Portfolio from time to time and over-the-counter options may also be purchased, but only when the Adviser believes that a liquid secondary market exists for such options, although there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investment generally. See "Investment Practices -- Using Options, Futures Contracts and Options on Futures Contracts" in the Prospectus.

     The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market (conducted directly between currency traders, usually large commercial banks, and their customers) involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

FUTURES CONTRACTS

     Certain Portfolios may engage in transactions involving futures contracts and related options in accordance with rules and interpretations of the Commodity Futures Trading Commission ("CFTC") under which the Trust and its Portfolios are exempt from registration as a "commodity pool."

     Types of Contracts. An interest rate futures contract is an agreement pursuant to which a party agrees to take or make delivery of a specified debt security (such as U.S. Treasury bonds, U.S. Treasury notes, U.S. Treasury bills and GNMA Certificates) at a specified future time and at a specified price. Interest rate futures contracts also include cash settlement contracts based upon a specified interest rate such as the London interbank offering rate for dollar deposits, LIBOR.

     A stock index futures contract is an agreement pursuant to which a party agrees to take or make delivery of cash equal to a specified dollar amount times the difference between the stock index value at a specified time and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made.


     The Portfolio also may invest in foreign stock index futures traded outside the United States. Such foreign stock index futures traded outside the United States include the Nikkei Index of 225 Japanese stocks traded on the Singapore International Monetary Exchange ("Nikkei Index"), Osaka Index of 50 Japanese stocks traded on the Osaka Exchange, Financial Times Stock Exchange Index of the 100 largest stocks on the London Stock Exchange, the All Ordinaries Share Price Index of 307 stocks on the Sydney, Melbourne Exchanges, Hang Seng Index of 33 stocks on the Hong Kong Stock Exchange, Barclays Share Price Index of 40 stocks on the New Zealand Stock Exchange and Toronto Index of 35 stocks on the Toronto Stock

Exchange. Futures and futures options on the Nikkei Index are traded on the Chicago Mercantile Exchange and United States commodity exchanges may develop futures and futures options on other indices of foreign securities. Futures and options on United States devised index of foreign stocks are also being developed. Investments in securities of foreign entities and securities denominated in foreign currencies involve risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or United States governmental laws or restrictions applicable to such investments.


     Initial and Variation Margin. In contrast to the purchase or sale of a security, no price is paid or received upon the purchase or sale of a futures contract. Initially, a Portfolio is required to deposit with its Custodian in an account in the broker's name an amount of cash or liquid securities equal to a percentage (which will normally range between 2% and 10%) of the contract amount. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Portfolio upon termination of the futures contract and satisfaction of its contractual obligations. Subsequent payments to and from the broker, called variation margin, are made on a daily basis as the price of the underlying securities or index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking to market.


     For example, when a Portfolio purchases a futures contract and the price of the underlying security or index rises, that position increases in value, and the Portfolio receives from the broker a variation margin payment equal to that increase in value. Conversely, where the Portfolio purchases a futures contract and the value of the underlying security or index declines, the position is less valuable, and the Portfolio is required to make a variation margin payment to the broker.

     At any time prior to expiration of the futures contract, the Portfolio may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Portfolio, and the Portfolio realizes a loss or a gain.


     Futures Strategies. When a Portfolio anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance at a time when the Portfolio is otherwise fully invested ("anticipatory hedge"). Such purchase of a futures contract serves as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. A Portfolio may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Portfolio's securities ("defensive hedge"). To the extent that the Portfolio's portfolio of securities changes in value in correlation with the underlying security or index, the sale of futures contracts substantially reduces the risk to the Portfolio of a market decline and, by so doing, provides an alternative to the liquidation of securities positions in the Portfolio with attendant transaction costs. Relative to the Government Portfolio, ordinarily commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of securities.



     In the event of the bankruptcy of a broker through which a Portfolio engages in transactions in options, futures or related options, the Portfolio could experience delays or losses in liquidating open positions purchased or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by a Portfolio only with brokers or financial institutions deemed creditworthy by the Adviser.


     Special Risks Associated with Futures Transactions. There are several risks connected with the use of futures contracts as a hedging device. These include the risk of imperfect correlation between movements in the price of the futures contracts and of the underlying securities, the risk of market distortion, the illiquidity risk and the risk of error in anticipating price movement.

     There may be an imperfect correlation (or no correlation) between movements in the price of the futures contracts and of the securities being hedged. The risk of imperfect correlation increases as the composition of the securities being hedged diverges from the securities upon which the futures contract is based. If the price of the futures contract moves less than the price of the securities being hedged, the hedge will not be fully effective. To compensate for this imperfect correlation, a Portfolio could buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is greater than the historical volatility of the securities underlying the futures contract. Conversely, a Portfolio could buy or sell futures contracts in a lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the securities being hedged is less than the historical volatility of the securities underlying the futures contract. It is also possible that the value of futures contracts held by a Portfolio could decline at the same time as portfolio securities being hedged; if this occurred, the Portfolio would lose money on the futures contract in addition to suffering a decline in value in the portfolio securities being hedged.



     There is also the risk that the price of futures contracts may not correlate perfectly with movements in the securities, currency or index underlying the futures contract due to certain market distortions. First, all participants in the futures market are subject to margin depository and maintenance requirements. Rather than meet additional margin depositary requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the futures market and the securities or index underlying the futures contract. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions. Due to the possibility of price distortion in the futures markets and because of the imperfect correlation between movements in futures contracts and movements in the securities underlying them, a correct forecast of general market trends by the Adviser may still not result in a successful hedging transaction judged over a very short time frame.


     There is also the risk that futures markets may not be sufficiently liquid. Futures contracts may be closed out only on an exchange or board of trade that provides a market for such futures contracts. Although a Portfolio intends to purchase or sell futures only on exchanges and boards of trade where there appears to be an active secondary market, there can be no assurance that an active secondary market will exist for any particular contract or at any particular time. In the event of such illiquidity, it might not be possible to close a futures position and, in the event of adverse price movement, a Portfolio would continue to be required to make daily payments of variation margin. Since the securities being hedged would not be sold until the related futures contract is sold, an increase, if any, in the price of the securities may to some extent offset losses on the related futures contract. In such event, the Portfolio would lose the benefit of the appreciation in value of the securities.

     Successful use of futures is also subject to the Advisers' ability correctly to predict the direction of movements in the market. For example, if the Portfolio hedges against a decline in the market, and market prices instead advance, the Portfolio will lose part or all of the benefit of the increase in value of its securities holdings because it will have offsetting losses in futures contracts. In such cases, if the Portfolio has insufficient cash, it may have to sell portfolio securities at a time when it is disadvantageous to do so in order to meet the daily variation margin.


     CFTC regulations require, among other things, (i) that futures and related options be used solely for bona fide hedging purposes (or meet certain other conditions specified in CFTC regulations) and (ii) that a Portfolio not enter into futures and related options for which the aggregate initial margin and premiums exceed 5% of the fair market value of a Portfolio's assets. In order to prevent leverage in connection with the purchase of futures contracts by a Portfolio, an amount of cash or liquid securities equal to the market value of the obligation under the futures contracts (less any related margin deposits) will be maintained in a segregated account with the Custodian.



     Additional Risks of Options and Futures Transactions. Each of the United States exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be sold by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Option positions of all investment companies advised by the Adviser are combined for purposes of these limits. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Portfolio may write.



     Although the Portfolio intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most U.S. futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices would move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, the Portfolio would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract. Option on futures contracts to be sold or purchased by the Portfolio will be traded on United States or foreign exchange or over-the-counter.


OPTIONS ON FUTURES CONTRACTS


     A Portfolio could also purchase and write options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option period. As a writer of an option on a futures contract, a Portfolio is subject to initial margin and maintenance requirements similar to those applicable to futures contracts. In addition, net option premiums received by a Portfolio are required to be included as initial margin deposits. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. A Portfolio could purchase put options on futures contracts in lieu of, and for the same purposes as, the sale of a futures contract; at the same time, it could write put options at a lower strike price (a "put bear spread") to offset part of the cost of the strategy to the Portfolio. The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contract.


     Risks of Transactions in Options on Futures Contracts. In addition to the risks described above which apply to all options transactions, there are several special risks relating to options on futures. The Advisers will not purchase options on futures on any exchange unless, in the Advisers' opinion, a liquid secondary exchange market for such options exists. Compared to the use of futures, the purchase of options on futures involves less potential risk to a Portfolio because the maximum amount at risk is the premium paid for the options (plus transaction costs). However there may be circumstances, such as when there is no movement in the level of the index, when the use of an option on a future would result in a loss to the Portfolio when the use of a future would not.


ADDITIONAL RISKS OF OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES


     Unlike transactions entered into by a Portfolio in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the Securities and Exchange Commission ("SEC"). To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could, therefore, continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option seller and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

     Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

     The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

     In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

LOANS OF PORTFOLIO SECURITIES


     Each of the Portfolios, except the Real Estate Securities Portfolio, may lend an amount up to 10% of the value of its portfolio securities to unaffiliated brokers, dealers and financial institutions provided that cash equal to 100% of the market value of the securities loaned is deposited by the borrower with the particular Portfolio and is maintained each business day. While such securities are on loan, the borrower is required to pay the Portfolio any income accruing thereon. Furthermore, the Portfolio may invest the cash collateral in portfolio securities thereby increasing the return to the Portfolio as well as increasing the market risk to the Portfolio.


     Loans would be made for short-term purposes and subject to termination by the Portfolio in the normal settlement time, currently five business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Portfolio and its shareholders, but any gain can be realized only if the borrower does not default. Each Portfolio may pay reasonable finders', administrative and custodial fees in connection with a loan.

INVESTMENT RESTRICTIONS


     Each Portfolio has adopted the following restrictions which may not be changed without approval by the vote of a majority of its outstanding voting shares; which is defined by the 1940 Act as the lesser of (i) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy; or (ii) more than 50% of the Portfolio's outstanding voting securities. The percentage limitations need only be met at the time the investment is made or after relevant action is taken. The Portfolios are subject to the restrictions set forth below (Those restrictions that are only applicable to certain Portfolios are noted as such).


THE FOLLOWING RESTRICTIONS ARE APPLICABLE TO THE ASSET ALLOCATION PORTFOLIO, THE DOMESTIC INCOME PORTFOLIO, THE EMERGING GROWTH PORTFOLIO, THE ENTERPRISE PORTFOLIO, THE GLOBAL EQUITY PORTFOLIO, THE GOVERNMENT PORTFOLIO, THE GROWTH AND INCOME PORTFOLIO AND THE MONEY MARKET PORTFOLIO:


A Portfolio shall not:


     1. Invest in securities of any company if any officer or trustee of the Portfolio or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such company, and such officers and trustees own more than 5% of the outstanding securities of such issuer;


     2. Invest in companies for the purpose of acquiring control or management thereof except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;

     3. Underwrite securities of other companies, except insofar as a Portfolio might be deemed to be an underwriter for purposes of the Securities Act of 1933 in the resale of any securities owned by the Portfolio; or


     4. Lend its portfolio securities in excess of 10% of its total assets, both taken at market value provided that any loans shall be in accordance with the guidelines established for such loans by the Board of Trustees of the Trust as described under "Loans of Portfolio Securities," including the maintenance of collateral from the borrower equal at all times to the current market value of the securities loaned.



THE FOLLOWING ADDITIONAL RESTRICTIONS ARE APPLICABLE TO THE ASSET ALLOCATION PORTFOLIO AND THE ENTERPRISE PORTFOLIO:



A Portfolio shall not:



     1. With respect to 75% of its assets, invest more than 5% of its assets in the securities of any one issuer (except obligations of the United States Government, its agencies or instrumentalities and repurchase agreements secured thereby) or purchase more than 10% of the outstanding voting securities of any one issuer except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;


     2. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;

     3. Make any investment in real estate, commodities or commodities contracts, except that the Portfolio may enter into transactions in options, futures contracts or options on futures contracts and may purchase securities secured by real estate or interests therein; or issued by companies, including real estate investment trusts, which invest in real estate or interests therein;

     4. Invest in interests in oil, gas, or other mineral exploration or development programs;


     5. Purchase a restricted security or a security for which market quotations are not readily available if as a result of such purchase more than 5% of the Portfolio's assets would be invested in such securities except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;


     6. Lend money, except that a Portfolio may invest in repurchase agreements in accordance with applicable requirements set forth in the Prospectus and may acquire debt securities which the Portfolio's investment policies permit. A Portfolio will not invest in repurchase agreements maturing in more than seven days (unless subject to a demand feature) if any such investment, together with any illiquid securities (including securities which are subject to legal or contractual restrictions on resale) held by the Portfolio, exceeds 10% of the market or other fair value of its total net assets; provided, however, that this limitation excludes shares of other open-end investment companies owned by the Portfolio but includes the Portfolio's pro rata portion of the securities and other assets owned by any such investment company. See "Repurchase Agreements";


     7. Invest more than 25% of the value of its total assets in securities of issuers in any particular industry (except obligations of the United States Government, its agencies or instrumentalities and repurchase agreements secured thereby); provided, however, that this limitation excludes shares of other open-end investment companies owned by the Portfolio but includes the Portfolio's pro rata portion of the securities and other assets owned by any such investment company;

     8. Make short sales of securities, unless at the time of the sale the Portfolio owns or has the right to acquire an equal amount of such securities. Notwithstanding the foregoing, the Portfolio may engage in transactions in options, futures contracts and options on futures contracts;

     9. Purchase securities on margin, except that a Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit or payment by the Portfolio of initial or maintenance margin in connection with transactions in options, futures contracts or options on futures contracts is not considered the purchase of a security on margin;


    10. Invest more than 5% of its assets in companies having a record, together with predecessors, of less than three years continuous operation except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act; or



    11. Borrow in excess of 10% of the market or other fair value of its total assets, or pledge its assets to an extent greater than 5% of the market or other fair value of its total assets. Any such borrowings shall be from banks and shall be undertaken only as a temporary measure for extraordinary or emergency purposes. Deposits in escrow in connection with the writing of covered call or secured put options, or in connection with the purchase or sale of futures contracts and related options are not deemed or to be a pledge or other encumbrance.


     In addition, the following restrictions apply to, and may not be changed without the approval of the holders of a majority of the shares of, the Portfolio indicated:


          The Enterprise Portfolio may not invest more than 5% of its net assets in warrants or rights valued at the lower of cost or market, nor more than 2% of its net assets in warrants or rights (valued on such basis) which are not listed on the New York or American Stock Exchanges. Warrants or rights acquired in units or attached to other securities are not subject to the foregoing limitation. Furthermore, the Enterprise Portfolio may not invest in the securities of a foreign issuer if, at the time of acquisition, more than 10% of the value of the Enterprise Portfolio's total assets would be invested in such securities. Foreign investments may be subject to special risks, including future political and economic developments, the possible imposition of additional withholding taxes on dividend or interest income payable on the securities, or the seizure or nationalization of companies, or establishment of exchange controls or adoption of other restrictions which might adversely affect the investment.

          The Asset Allocation Portfolio may not invest in the securities of a foreign issuer if, at the time of acquisition, more than 25% of the value of the Asset Allocation Portfolio's total assets would be invested in such securities.


THE FOLLOWING ADDITIONAL RESTRICTIONS ARE APPLICABLE TO THE DOMESTIC INCOME
PORTFOLIO:


The Domestic Income Portfolio shall not:



      1. With respect to 75% of its assets, invest more than 5% of its assets in the securities of any one issuer (except obligations of the United States Government, its agencies or instrumentalities and repurchase agreements secured thereby) or purchase more than 10% of the outstanding voting securities of any one issuer except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;


     2. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;

      3. Make any investment in real estate, commodities or commodities contracts, except that the Portfolio may purchase securities secured by real estate or interests therein; or issued by companies, including real estate investment trusts, which invest in real estate or interests therein;

      4. Invest in interests in oil, gas, or other mineral exploration or development programs;


      5. Purchase a restricted security or a security for which market quotations are not readily available if as a result of such purchase more than 5% of the Portfolio's assets would be invested in such securities except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;



      6. Lend money, except that the Portfolio may invest in repurchase agreements in accordance with applicable requirements set forth in the Prospectus and may acquire debt securities which the Portfolio's investment policies permit. The Portfolio will not invest in repurchase agreements maturing in more than seven days (unless subject to a demand feature) if any such investment, together with any illiquid securities (including securities which are subject to legal or contractual restrictions on resale) held by the Portfolio, exceeds 10% of the market or other fair value of its total net assets. See "Repurchase Agreements";


      7. Invest more than 25% of the value of its total assets in securities of issuers in any particular industry (except obligations of the United States Government, its agencies or instrumentalities and repurchase agreements secured thereby);

      8. Make short sales of securities, unless at the time of the sale the Portfolio owns or has the right to acquire an equal amount of such securities;

      9. Purchase securities on margin, except that the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;


     10. Invest more than 5% of its assets in companies having a record, together with predecessors, of less than three years continuous operation except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;


     11. Write put or call options;

     12. Borrow in excess of 10% of the market or other fair value of its total assets, or pledge its assets to an extent greater than 5% of the market or other fair value of its total assets. Any such borrowings shall be from banks and shall be undertaken only as a temporary measure for extraordinary or emergency purposes. Deposits in escrow in connection with the writing of covered call or secured put options, or in connection with the purchase or sale of futures contracts and related options are not deemed or to be a pledge or other encumbrance; or


     13. Invest in the securities of a foreign issuer if, at the time of acquisition, more than 25% of the value of the Portfolio's total assets would be invested in such securities.

THE FOLLOWING RESTRICTIONS ARE APPLICABLE TO THE EMERGING GROWTH PORTFOLIO:


The Emerging Growth Portfolio shall not:


     1. Invest directly in real estate interests of any nature, although the Portfolio may invest indirectly through media such as real estate investment trusts;

     2. Invest in commodities or commodity contracts, except that the Portfolio may enter into transactions in futures contracts or related options;

     3. Issue any of its securities for (a) services or (b) property other than cash or securities (including securities of which the Portfolio is the issuer), except as a dividend or distribution to its shareholders in connection with a reorganization;

     4. Issue senior securities and shall not borrow money except from banks as a temporary measure for extraordinary or emergency purposes and in an amount not exceeding five percent of the Portfolio's total assets. Notwithstanding the foregoing, the Portfolio may enter into transactions in options, futures contracts and related options and may make margin deposits and payments in connection therewith;

     5. Invest more than 25% of the value of its total assets in securities of issuers in any particular industry (except obligations of the United States Government, its agencies or instrumentalities and repurchase agreements secured hereby); provided, however, that this limitation excludes shares of other open-end investment companies owned by the Portfolio but includes the Portfolio's pro rata portion of the securities and other assets owned by any such investment company;

     6. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;

     7. Sell short or borrow for short sales. Short sales "against the box" are not subject to this limitation;


     8. With respect to 75% of its assets, invest more than 5% of its assets in the securities of any one issuer (except obligations of the United States Government, it agencies or instrumentalities and repurchase agreements secured thereby) or purchase more than 10% of the outstanding voting securities of any one issuer except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;



     9. Invest in warrants in excess of 5% of its net assets (including, but not to exceed 2% in warrants which are not listed on the New York or American Stock Exchanges);



     10. Purchase securities of issuers which have a record of less than three years continuous operation if such purchase would cause more than 5% of the Portfolio's total assets to be invested in securities of such issuers except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;


     11. Invest more than 15% of its net assets in illiquid securities, including securities that are not readily marketable, restricted securities and repurchase agreements that have a maturity of more than seven days except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;


     12. Invest in interests in oil, gas, or other mineral exploration or developmental programs, except through the purchase of liquid securities of companies which engage in such businesses; or


     13. Pledge, mortgage or hypothecate its portfolio securities or other assets to the extent that the percentage of pledged assets plus the sales load exceeds 10% of the offering price of the Portfolio's shares.



THE FOLLOWING RESTRICTIONS ARE APPLICABLE TO THE GLOBAL EQUITY PORTFOLIO:



The Global Equity Portfolio shall not:



     1. Invest more than 25% of the value of its total assets in securities of issuers in any particular industry (except obligations of the United States Government, its agencies or instrumentalities and repurchase agreements secured thereby); provided, however, that this limitation excludes shares of other open-end investment companies owned by the Portfolio but includes the Portfolio's pro rata portion of the securities and other assets owned by any such investment company;



     2. With respect to 75% of its assets, invest more than 5% of its assets in the securities of any one issuer (except obligations of the United States Government, its agencies or instrumentalities and repurchase agreements secured thereby) or purchase more than 10% of the outstanding voting securities of any one issuer, except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;



     3. Borrow money except temporarily from banks to facilitate payment of redemption requests and then only in amounts not exceeding 33 1/3% of its net assets, or pledge more than 10% of its net assets in connection with permissible borrowings or purchase additional securities when money borrowed exceeds 5% of its net assets. Margin deposits or payments in connection with the writing of options or in connection with the purchase or sale of forward contracts, futures, foreign currency futures and related options are not deemed to be a pledge or other encumbrance;



     4. Lend money except through the purchase of (i) United States and foreign government securities, commercial paper, bankers' acceptances, certificates of deposit similar evidences of indebtedness, both foreign and domestic, and (ii) repurchase agreements; or lend securities in an amount exceeding 15% of the total assets of the Portfolio. The purchase of a portion of an issue of securities described under (i) above distributed publicly, whether or not the purchase is made on the original issuance, is not considered the making of a loan;



     5. Make short sales of securities, unless at the time of the sale it owns or has the right to acquire an equal amount of such securities; provided that this prohibition does not apply to the writing of options or the sale of forward contracts, futures, foreign currency futures or related options;



     6. Purchase securities on margin but the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit or payment by the Portfolio of initial or maintenance margin in connection with forward contracts, futures, foreign currency futures or related options is not considered the purchase of a security on margin;

     7. Buy or sell real estate or interests in real estate including real estate limited partnerships, provided that the foregoing prohibition does not apply to a purchase and sale of publicly traded (i) securities which are secured by real estate, (ii) securities representing interests in real estate, and (iii) securities of companies principally engaged in investing or dealing in real estate;



     8. Invest in commodities or commodity contracts, except that the Portfolio may enter into transactions in options, futures contracts or related options including foreign currency futures contracts and related options and forward contracts;



     9. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Portfolio from (i) making and collateralizing any permitted borrowings, (ii) making any permitted loans of its portfolio securities or (iii) entering into repurchase agreements, utilizing options, futures contracts, options on futures contracts, forward contracts, forward commitments and other investment strategies and instruments that would be considered "senior securities" but for the maintenance by the Portfolio of a segregated account with its custodian or some other form of "cover;"



    10. Invest in the securities of other open-end investment companies, or invest in the securities of closed-end investment companies except (a) through purchase in the open market in a transaction involving no commission or profit to a sponsor or dealer (other than the customary broker's commission) or as part of a merger, consolidation or other acquisition; or (b) to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;



    11. Invest more than 5% of its net assets in warrants or rights valued at the lower of cost or market, nor more than 2% of its net assets in warrants or rights (valued on such basis) which are not listed on the New York or American Stock Exchanges. Warrants or rights acquired in units or attached to other securities are not subject to the foregoing limitation;



    12. Invest in interests in oil, gas, or other mineral exploration or development programs or invest in oil, gas, or mineral leases, except that the Portfolio may acquire securities of public companies which themselves are engaged in such activities;



    13. Invest more than 5% of its total assets in securities of unseasoned issuers which have been in operation directly or through predecessors for less than three years, except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;



    14. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market. This policy includes repurchase agreements maturing in more than seven days and over-the-counter options held by the Portfolio and that portion of assets used to cover such options. This policy does not apply to restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 which the Trustees or the Adviser under Board approved guidelines, may determine are liquid nor does it apply to other securities, for which, notwithstanding legal or contractual restrictions on resale, a liquid market exists. Notwithstanding the foregoing, this limitation excludes shares of other open-end investment companies owned by the Portfolio but includes the Portfolio's pro rata portion of the securities and other assets owned by any such investment company.

THE FOLLOWING ADDITIONAL RESTRICTIONS ARE APPLICABLE TO THE GOVERNMENT
PORTFOLIO:


The Government Portfolio shall not:



     1. With respect to 75% of its assets, invest more than 5% of its assets in the securities of any one issuer (except obligations of the United States Government, its agencies or instrumentalities and repurchase agreements secured thereby) or purchase more than 10% of the outstanding voting securities of any one issuer, except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;


     2. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;

     3. Make any investment in real estate, commodities or commodities contracts, except that the Portfolio may invest in interest rate futures and related options and may purchase securities secured by real estate or interests therein; or issued by companies, including real estate investment trusts, which invest in real estate or interests therein;

     4. Invest in interests in oil, gas, or other mineral exploration or development programs;


     5. Purchase a restricted security or a security for which market quotations are not readily available if as a result of such purchase more than 5% of the Portfolio's assets would be invested in such securities except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time,
        (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;


     6. Lend money, except that the Portfolio may invest in repurchase agreements in accordance with applicable requirements set forth in the Prospectus and may acquire debt securities which the Portfolio's investment policies permit. The Portfolio will not invest in repurchase agreements maturing in more than seven days (unless subject to a demand feature) if any such investment, together with any illiquid securities (including securities which are subject to legal or contractual restrictions on resale) held by the Portfolio, exceeds ten percent of the market or other fair value of its total net assets. See "Repurchase Agreements";

     7. Invest more than 25% of the value of its total assets in securities of issuers in any particular industry (except obligations of the United States Government, its agencies or instrumentalities and repurchase agreements secured thereby);

     8. Make short sales of securities, unless at the time of the sale the Portfolio owns or has the right to acquire an equal amount of such securities. Notwithstanding the foregoing, the Portfolio may make short sales by entering into forward commitments for hedging or cross-hedging purposes and the Portfolio may engage in transactions in options, future contracts and related options;

     9. Purchase securities on margin, except that the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit or payment by the Portfolio of initial or maintenance margin in connection with interest rate futures contracts or related options transactions is not considered the purchase of a security on margin;


     10. Invest more than 5% of its assets in companies having a record, together with predecessors, of less than three years continuous operation except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;

     11. Borrow in excess of 10% of the market or other fair value of its total assets, or pledge its assets to an extent greater than 5% of the market or other fair value of its total assets. Any such borrowings shall be from banks and shall be undertaken only as a temporary measure for extraordinary or emergency purposes. Deposits in escrow in connection with the writing of options, or in connection with the purchase or sale of futures contracts and related options are not deemed to be a pledge or other encumbrance; or



     12. Write, purchase or sell puts, calls or combinations thereof, except that the Portfolio may (a) write covered or fully collateralized call options, write secured put options, and enter into closing or offsetting purchase transactions with respect to such options, (b) purchase options to the extent that the premiums paid for all such options owned at any time do not exceed 10% of its total assets, and enter into closing or offsetting transactions with respect to such options, and (c) engage in transactions in interest rate futures contracts and related options provided that such transactions are entered into for bona fide hedging purposes (or that the underlying commodity value of the Portfolio's long positions do not exceed the sum of certain identified liquid investments as specified in CFTC regulations), provided further that the aggregate initial margin and premiums do not exceed 5% of the fair market value of the Portfolio's total assets, and provided further that the Portfolio may not purchase futures contracts or related options if more than 30% of the Portfolio's total assets would be so invested.


THE FOLLOWING ADDITIONAL RESTRICTIONS ARE APPLICABLE TO THE GROWTH AND INCOME
PORTFOLIO:


The Growth and Income Portfolio shall not:



     1. Borrow money, except from a bank and then only as a temporary measure for extraordinary or emergency purposes but not for making additional investments and not in excess of 5% of the total net assets of the Portfolio taken at cost. In connection with any borrowing the Portfolio may pledge up to 15% of its total assets taken at cost. Notwithstanding the foregoing, the Portfolio may engage in transactions in options, futures contracts and related options, segregate or deposit assets to cover or secure options written, and make margin deposits or payments for futures contracts and related options.


     2. Purchase or sell interests in real estate, except readily marketable securities, including securities of real estate investment trusts.

     3. Purchase or sell commodities or commodities contracts, except that the Portfolio may enter into transactions in futures contracts and related options.

     4. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Portfolio from (i) making and collateralizing any permitted borrowings, (ii) making any permitted loans of its portfolio securities, or (iii) entering into repurchase agreements, utilizing options, futures contracts, options on futures contracts and other investment strategies and instruments that would be considered "senior securities" but for the maintenance by the Portfolio of a segregated account with its custodian or some other form of "cover."

     5. Invest more than 25% of its total net asset value in any one industry provided, however, that this limitation excludes shares of other open-end investment companies owned by the Portfolio but includes the Portfolio's pro rata portion of the securities and other assets owned by any such company.


     6. Invest more than 5% of the market value of its total assets at the time of purchase in the securities (except U.S. Government securities) of any one issuer or purchase more than 10% of the outstanding voting securities of such issuer except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

     In addition to the foregoing fundamental policies which may not be changed without shareholder approval, the Growth and Income Portfolio is subject to the following policies which may be amended by the Trustees.


     1. Purchase securities on margin, or sell securities short, but the Portfolio may enter into transactions in options, futures contracts and related options and may make margin deposits and payments in connection therewith.

     2. The Portfolio may not invest in interests in oil, gas, or other mineral exploration or development programs, except that the Portfolio may acquire securities of public companies which themselves are engaged in such activities.

     3. Purchase securities of a corporation in which a trustee of the Portfolio owns a controlling interest.

     4. Permit officers or trustees of the Portfolio to profit by selling securities to or buying them from the Portfolio. However, companies with which the officers and trustees of the Portfolio are connected may enter into underwriting agreements with the Portfolio to sell its shares, sell securities to, and purchase securities from the Portfolio when acting as broker or dealer at the customary and usual rates and discounts, to the extent permitted by the 1940 Act.

     5. Investments in repurchase agreements and purchases by the Portfolio of a portion of an issue of publicly distributed debt securities shall not be considered the making of a loan.


     6. Purchase a restricted security or a security for which market quotations are not readily available if as a result of such purchase more than 15% of the value of the Portfolio's net assets would be invested in such securities except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.



     7. Invest more than 5% of the market value of its total assets in companies having a record together with predecessors of less than three years continuous operation and in securities not having readily available market quotations except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.


THE FOLLOWING ADDITIONAL RESTRICTIONS ARE APPLICABLE TO THE MONEY MARKET
PORTFOLIO:


The Money Market Portfolio shall not:



     1. With respect to 75% of its assets, invest more than 5% of its assets in the securities of any one issuer (except obligations of the United States Government, its agencies or instrumentalities and repurchase agreements secured thereby) or purchase more than 10% of the outstanding voting securities of any one issuer except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;;


     2. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;

     3. Make any investment in real estate, commodities or commodities contracts, except that the Portfolio may purchase securities secured by real estate or interests therein; or issued by companies, including real estate investment trusts, which invest in real estate or interests therein;

     4. Invest in interests in oil, gas, or other mineral exploration or development programs;

     5. Purchase a restricted security or a security for which market quotations are not readily available if as a result of such purchase more than 5% of the Portfolio's assets would be invested in such securities except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time,
        (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;



     6. Lend money, except that the Portfolio may invest in repurchase agreements in accordance with applicable requirements set forth in the Prospectus and may acquire debt securities which the Portfolio's investment policies permit. The Portfolio will not invest in repurchase agreements maturing in more than seven days (unless subject to a demand feature) if any such investment, together with any illiquid securities (including securities which are subject to legal or contractual restrictions on resale) held by the Portfolio, exceeds 10% of the market or other fair value of its total net assets. See "Repurchase Agreements";


     7. Invest more than 25% of the value of its total assets in securities of issuers in any particular industry (except obligations of the United States Government, its agencies or instrumentalities and repurchase agreements secured thereby and obligations of domestic branches of United States banks);

     8. Make short sales of securities, unless at the time of the sale the Portfolio owns or has the right to acquire an equal amount of such securities;

     9. Purchase securities on margin, except that the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;


    10. Invest more than 5% of its assets in companies having a record, together with predecessors, of less than three years continuous operation except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;


    11. Write put or call options;


    12. Borrow in excess of 10% of the market or other fair value of its total assets, or pledge its assets to an extent greater than 5% of the market or other fair value of its total assets. Any such borrowings shall be from banks and shall be undertaken only as a temporary measure for extraordinary or emergency purposes. Deposits in escrow in connection with the writing of covered call or secured put options, or in connection with the purchase or sale of futures contracts and related options are not deemed or to be a pledge or other encumbrance; or


    13. Purchase any security which matures more than one year from the date of purchase.

THE FOLLOWING RESTRICTIONS ARE APPLICABLE TO THE REAL ESTATE SECURITIES
PORTFOLIO.


     The Real Estate Securities Portfolio shall not:



     1. Engage in the underwriting of securities of other issuers, except that the Portfolio may sell an investment position even though it may be deemed to be an underwriter under the federal securities laws;



     2. With respect to 75% of its total assets, invest more than 5% of its assets in the securities of any one issuer (except the U.S. Government, its agencies and instrumentalities and repurchase agreements secured thereby) or purchase more than 10% of the outstanding voting securities of any one issuer, except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;

     3. Borrow money except temporarily from banks to facilitate payment of redemption requests and then only in amounts not exceeding 33 1/3% of its net assets, or pledge more than 10% of its net assets in connection with permissible borrowings or purchase additional securities when money borrowed exceeds 5% of its net assets. Margin deposits or payments in connection with the writing of options, or in connection with the purchase or sale of forward contracts, futures, foreign currency futures and related options, are not deemed to be a pledge or other encumbrance;



     4. Lend money or securities except by the purchase of a portion of an issue of bonds, debentures or other obligations of types commonly distributed to institutional investors publicly or privately (in the latter case the investment will be subject to the stated limits on investments in "restricted securities"), and except by the purchase of securities subject to repurchase agreements;



     5. Buy or sell real estate including real estate limited partnerships, provided that the foregoing prohibition does not apply to a purchase and sale of (i) securities which are secured by real estate, (ii) securities representing interests in real estate, and (iii) securities of companies operating in the real estate industry, including real estate investment trusts. The Portfolio may hold and sell real estate acquired as a result of the ownership of its securities;



     6. Invest in commodities or commodity contracts, except that the Portfolio may enter into transactions in options, futures contracts or related options including foreign currency futures contracts and related options and forward contracts;



     7. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Portfolio from (i) making and collateralizing any permitted borrowings, (ii) making any permitted loans of its portfolio securities or (iii) entering into repurchase agreements, utilizing options, futures contracts, options on futures contracts, forward contracts, forward commitments and other investment strategies and instruments that would be considered "senior securities" but for the maintenance by the Portfolio of a segregated account with its custodian or some other form of "cover";



     8. Concentrate its investment in any one industry, except that the Portfolio will invest more than 25% of its total assets in the real estate industry. This limitation excludes shares of other open-end investment companies owned by the Portfolio but includes the Portfolio's pro rata portion of the securities and other assets owned by any such company;



     9. Write, purchase or sell puts, calls or combinations thereof, except that the Portfolio may (a) write covered or fully collateralized call options, write secured put options, and enter into closing or offsetting purchase transactions with respect to such options, (b) purchase and sell options to the extent that the premiums paid for all such options owned at any time do not exceed 10% of its total assets and (c) engage in transactions in futures contracts and related options transactions provided that such transactions are entered into for bona fide hedging purposes (or meet certain conditions as specified in CFTC regulations), and provided further that the aggregate initial margin and premiums do not exceed 5% of the fair market value of the Portfolio's total assets; or


     10. The Portfolio may not make short sales of securities, unless at the time of the sale it owns or has the right to acquire an equal amount of such securities; provided that this prohibition does not apply to the writing of options or the sale of forward contracts, futures, foreign currency futures or related options.


     In addition to the foregoing fundamental policies which may not be changed without shareholder approval, the Real Estate Securities Portfolio is subject to the following policies which may be amended by the Real Estate Securities Portfolio's Trustees and which apply at the time of purchase of portfolio securities.


     1. The Portfolio may not make investments for the purpose of exercising control or management although the Portfolio retains the right to vote securities held by it except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940

        Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;



     2. The Portfolio may not purchase securities on margin but the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit or payment by the Portfolio of initial or maintenance margin in connection with forward contracts, futures, foreign currency futures or related options is not considered the purchase of a security on margin;



     3. The Portfolio may not invest in the securities of other open-end investment companies, or invest in the securities of closed-end investment companies except through purchase in the open market in a transaction involving no commission or profit to a sponsor or dealer (other than the customary broker's commission) or as part of a merger, consolidation or other acquisition except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;



     4. The Portfolio may not invest more than 5% of its net assets in warrants or rights valued at the lower of cost or market, nor more than 2% of its net assets in warrants or rights (valued on such basis) which are not listed on the New York or American Stock Exchanges. Warrants or rights acquired in units or attached to other securities are not subject to the foregoing limitation;



     5. The Portfolio may not invest in securities of any company if any officer or trustee of the Portfolio or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such company, and such officers and trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer;



     6. The Portfolio may not invest in interests in oil, gas, or other mineral exploration or development programs or invest in oil, gas, or mineral leases, except that the Portfolio may acquire securities of public companies which themselves are engaged in such activities;



     7. The Portfolio may not invest more than 5% of its total assets in securities of unseasoned issuers which have been in operation directly or through predecessors for less than three years, except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act; or


     8. The Portfolio may not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market. This policy does not apply to restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 which the Trustees or the Adviser under approved guidelines, may determine are liquid nor does it apply to other securities for which, notwithstanding legal or contractual restrictions on resale, a liquid market exists.

TRUSTEES AND OFFICERS



     The tables below list the trustees and officers of the Trust (of which the Fund is a separate series) and other executive officers of the Fund's investment adviser and their principal occupations for the last five years and their affiliations, if any, with VK/AC Holding, Inc. ("VKAC Holding"), Van Kampen American Capital, Inc. ("Van Kampen American Capital" or "VKAC"), Van Kampen American Capital Investment Advisory Corp. ("Advisory Corp."), Van Kampen American Capital Asset Management, Inc. (the "Adviser" or "Asset Management"), Van Kampen American Capital Distributors, Inc., the distributor of the Fund's shares (the "Distributor") and ACCESS Investors Services Inc., the Fund's transfer agent ("ACCESS"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers". For purposes hereof, the term "Fund Complex" includes each of the open-end investment companies advised by the Advisory Corp. and each of the open-end investment companies advised by the Asset Management (excluding the American Capital Exchange Fund and the Common Sense Trust).



                                    TRUSTEES



                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
J. Miles Branagan.........................  Private investor. Co-founder, and prior to August 1996,
1632 Morning Mountain Road                  Chairman, Chief Executive Officer and President, MDT
Raleigh, NC 27614                           Corporation (now known as Getinge/Castle, Inc., a
Date of Birth: 07/14/32                     subsidiary of Getinge Industrier AB), a company which
                                            develops, manufactures, markets and services medical and
                                            scientific equipment. Trustee of each of the funds in the
                                            Fund Complex.
Linda Hutton Heagy........................  Partner, Ray & Berndtson, Inc. An executive recruiting
Sears Tower                                 and management consulting firm. Formerly, Executive Vice
233 South Wacker Drive                      President of ABN AMRO, N.A., a Dutch bank holding
Suite 4020                                  company. Prior to 1992, Executive Vice President of La
Chicago, IL 60606                           Salle National Bank. Trustee of each of the funds in the
Date of Birth: 06/03/48                     Fund Complex.
R. Craig Kennedy..........................  President and Director, German Marshall Fund of the
11 DuPont Circle, N.W.                      United States. Formerly, advisor to the Dennis Trading
Washington, D.C. 20036                      Group Inc. Prior to 1992, President and Chief Executive
Date of Birth: 02/29/52                     Officer, Director and Member of the Investment Committee
                                            of the Joyce Foundation, a private foundation. Trustee of
                                            each of the funds in the Fund Complex.
Dennis J. McDonnell*......................  President and a Director of VKAC. President, Chief
One Parkview Plaza                          Operating Officer and a Director of the Advisers.
Oakbrook Terrace, IL 60181                  Director or officer of certain other subsidiaries of
Date of Birth: 05/20/42                     VKAC. Prior to November 1996, Executive Vice President
                                            and a Director of VKAC Holding. President and Trustee of
                                            each of the funds in the Fund Complex. President,
                                            Chairman of the Board and Trustee of other investment
                                            companies advised by the Advisers or their affiliates.
Jack E. Nelson............................  President, Nelson Investment Planning Services, Inc., a
423 Country Club Drive                      financial planning company and registered investment
Winter Park, FL 32789                       adviser. President, Nelson Ivest Brokerage Services Inc.,
Date of Birth: 02/13/36                     a member of the National Association of Securities
                                            Dealers, Inc. ("NASD") and Securities Investors
                                            Protection Corp. ("SIPC"). Trustee of each of the funds
                                            in the Fund Complex.

                                                                        PRINCIPAL OCCUPATION OR
NAME ADDRESS AND AGE                                                   EMPLOYMENT IN PAST 5 YEARS
--------------------                                                   --------------------------
Jerome L. Robinson........................  President, Robinson Technical Products Corporation, a manufacturer and
115 River Road                              processor of welding alloys, supplies and equipment. Director,
Edgewater, NJ 07020                         Pacesetter Software, a software programming company specializing in
Date of Birth: 10/10/22                     white collar productivity. Director, Panasia Bank. Trustee of each of the funds in the Fund Complex.
Phillip B. Rooney.........................  Private investor. Director, Illinois Tool Works, Inc., a manufacturing
348 East Third Street                       company; Vice Chairman and Director, The Servicemaster Company, a
Hinsdale, IL 60521                          business and consumer services company; Director, Urban Shopping
Date of Birth: 07/08/44                     Centers Inc., a retail mall management company; Director, Stone
                                            Container Corp., a paper manufacturing company. Trustee, University of
                                            Notre Dame. Formerly, President and Chief Executive Officer, WMX
                                            Technologies Inc., an environmental services company, and prior to that
                                            President and Chief Operating Officer, WMX Technologies Inc. Trustee of
                                            each of the funds in the Fund Complex.
Fernando Sisto............................  Professor Emeritus and, prior to 1995, Dean of the Graduate School,
155 Hickory Lane                            Stevens Institute of Technology. Director, Dynalysis of Princeton, a
Closter, NJ 07624                           firm engaged in engineering research. Trustee of each of the funds in
Date of Birth: 08/02/24                     the Fund Complex.
Wayne W. Whalen*..........................  Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom
333 West Wacker Drive                       (Illinois), legal counsel to the funds in the Fund Complex, open-end
Chicago, IL 60606                           funds advised by Van Kampen American Capital Management, Inc. and
Date of Birth: 08/22/39                     closed-end funds advised by Advisory Corp. Trustee of each of the funds in the Fund Complex, open-end funds advised by Van Kampen Capital
                                            Management, Inc. and closed-end funds advised by Advisory Corp.


---------------

* Such trustees are "interested persons" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. McDonnell is an interested person of the Advisers and the Fund by reason of his positions with VKAC and its affiliates. Mr. Whalen is an interested person of the Fund by reason of his firm currently acting as legal counsel to the Fund and is an interested person of Asset Management with respect to certain funds advised by Asset Management by reason of his firm in the past acting as legal counsel to Asset Management.



                                    OFFICERS



     Messrs. Hegel, Nyberg, Wood, Sullivan, Dalmaso, Martin, Wetherell and Hill are located at One Parkview Plaza, Oakbrook Terrace, IL 60181. The Fund's other officers are located at 2800 Post Oak Blvd., Houston, TX 77056.



                                     POSITIONS AND                     PRINCIPAL OCCUPATIONS
        NAME AND AGE               OFFICES WITH FUND                    DURING PAST 5 YEARS
        ------------               -----------------                   ---------------------
Peter W. Hegel..............  Vice President                Executive Vice President of the Advisers.
  Date of Birth: 06/25/56                                   Director of Asset Management. Officer of
                                                            certain other subsidiaries of VKAC. Vice
                                                            President of each of the funds in the Fund
                                                            Complex and certain other investment
                                                            companies advised by the Advisers or their
                                                            affiliates.

                                     POSITIONS AND                     PRINCIPAL OCCUPATIONS
        NAME AND AGE               OFFICES WITH FUND                    DURING PAST 5 YEARS
        ------------               -----------------                   ---------------------
Curtis W. Morell............  Vice President and Chief      Senior Vice President of the Advisers, Vice
  Date of Birth: 08/04/46     Accounting Officer            President and Chief Accounting Officer of
                                                            each of the funds in the Fund Complex and
                                                            certain other investment companies advised
                                                            by the Advisers or their affiliates.

Ronald A. Nyberg............  Vice President and Secretary  Executive Vice President, General Counsel
  Date of Birth: 07/29/53                                   and Secretary of VKAC. Executive Vice
                                                            President, General Counsel, Assistant
                                                            Secretary and a Director of the Advisers
                                                            and the Distributor. Executive Vice
                                                            President, General Counsel and Assistant
                                                            Secretary of ACCESS. Director or officer of
                                                            certain other subsidiaries of VKAC.
                                                            Director of ICI Mutual Insurance Co., a
                                                            provider of insurance to members of the
                                                            Investment Company Institute. Prior to
                                                            November 1996, Executive Vice President,
                                                            General Counsel and Secretary of VKAC
                                                            Holding. Vice President and Secretary of
                                                            each of the funds in the Fund Complex and
                                                            certain other investment companies advised
                                                            by the Advisers or their affiliates.
Don G. Powell...............  Not applicable                Chairman, President, Chief Executive
                                                            Officer and a
2800 Post Oak Blvd.                                         Director of VKAC. Chairman, Chief Executive
Houston, TX 77056                                           Officer and a Director of the Advisers and
                                                            the
  Date of Birth: 10/19/39                                   Distributor. Chairman and a Director of
                                                            ACCESS. Director or officer of certain
                                                            other subsidiaries of VKAC. Chairman of the
                                                            Board of Governors and the Executive
                                                            Committee of the Investment Company
                                                            Institute. Prior to November, 1996,
                                                            President, Chief Executive Officer and a
                                                            Director of VKAC Holding. President, Chief
                                                            Executive Officer and a Trustee/Director of
                                                            certain investment companies advised by
                                                            Asset Management and prior to July 1996,
                                                            President, Chief Executive Officer and a
                                                            Trustee of the funds in the Fund Complex
                                                            and closed-end investment companies advised
                                                            by Advisory Corp.

Alan T. Sachtleben..........  Vice President                Executive Vice President of the Advisers.
  Date of Birth: 04/20/42                                   Director of Asset Management. Director or
                                                            officer of certain other subsidiaries of
                                                            VKAC. Vice President of each of the funds
                                                            in the Fund Complex and certain other
                                                            investment companies advised by the
                                                            Advisers or their affiliates.

                                     POSITIONS AND                     PRINCIPAL OCCUPATIONS
        NAME AND AGE               OFFICES WITH FUND                    DURING PAST 5 YEARS
        ------------               -----------------                   ---------------------
Paul R. Wolkenberg..........  Vice President                Executive Vice President of the VKAC, the
  Date of Birth: 11/10/44                                   Advisers and the Distributor. President,
                                                            Chief Executive Officer and a Director of
                                                            ACCESS. Director or officer of certain
                                                            other subsidiaries of VKAC. Vice President
                                                            of each of the funds in the Fund Complex
                                                            and certain other investment companies
                                                            advised by the Advisers or their
                                                            affiliates.

Edward C. Wood III..........  Vice President and Chief      Senior Vice President of the Advisers. Vice
  Date of Birth: 01/11/56     Financial Officer             President and Chief Financial Officer of
                                                            each of the funds in the Fund Complex and
                                                            certain other investment companies advised
                                                            by the Advisers or their affiliates.

John L. Sullivan............  Treasurer                     First Vice President of the Advisers.
  Date of Birth: 08/20/55                                   Treasurer of each of the funds in the Fund
                                                            Complex and certain other investment
                                                            companies advised by the Advisers or their
                                                            affiliates.

Tanya M. Loden..............  Controller                    Vice President of the Advisers. Controller
  Date of Birth: 11/19/59                                   of each of the funds in the Fund Complex
                                                            and other investment companies advised by
                                                            the Advisers or the affiliates.

Nicholas Dalmaso............  Assistant Secretary           Assistant Vice President and Senior
  Date of Birth: 03/01/65                                   Attorney of VKAC. Assistant Vice President
                                                            and Assistant Secretary of the Advisers and
                                                            the Distributor. Officer of certain other
                                                            subsidiaries of VKAC. Assistant Secretary
                                                            of each of the funds in the Fund Complex
                                                            and other investment companies advised by
                                                            the Advisers or the affiliates.

Huey P. Falgout, Jr.........  Assistant Secretary           Assistant Vice President and Senior
  Date of Birth: 11/15/63                                   Attorney of VKAC. Assistant Vice President
                                                            and Assistant Secretary of the Advisers,
                                                            the Distributor and ACCESS. Officer of
                                                            certain other subsidiaries of VKAC.
                                                            Assistant Secretary of each of the funds in
                                                            the Fund Complex and other investment
                                                            companies advised by the Advisers or the
                                                            affiliates.

Scott E. Martin.............  Assistant Secretary           Senior Vice President, Deputy General
  Date of Birth: 08/20/56                                   Counsel and Assistant Secretary of VKAC.
                                                            Senior Vice President, Deputy General
                                                            Counsel and Secretary of the Advisers, the
                                                            Distributor and ACCESS. Officer of certain
                                                            other subsidiaries of VKAC. Prior to
                                                            November 1996, Senior Vice President,
                                                            Deputy General Counsel and Assistant
                                                            Secretary of VKAC Holding. Assistant
                                                            Secretary of each of the funds in the Fund
                                                            Complex and other investment companies
                                                            advised by the Advisers or the affiliates.

                                     POSITIONS AND                     PRINCIPAL OCCUPATIONS
        NAME AND AGE               OFFICES WITH FUND                    DURING PAST 5 YEARS
        ------------               -----------------                   ---------------------
Weston B. Wetherell.........  Assistant Secretary           Vice President, Associate General Counsel
  Date of Birth: 06/15/56                                   and Assistant Secretary of VKAC, the
                                                            Advisers and the Distributor. Officer of
                                                            certain other subsidiaries of VKAC.
                                                            Assistant Secretary of each of the funds in
                                                            the Fund Complex and other investment
                                                            companies advised by the Advisers or the
                                                            affiliates.

Steven M. Hill..............  Assistant Treasurer           Assistant Vice President of the Advisers.
  Date of Birth: 10/16/64                                   Assistant Treasurer of each of the funds in
                                                            the Fund Complex and other investment
                                                            companies advised by the Advisers or the
                                                            affiliates.

M. Robert Sullivan..........  Assistant Controller          Assistant Vice President of the Advisers.
  Date of Birth: 03/30/33                                   Assistant Controller of each of the funds
                                                            in the Fund Complex and other investment
                                                            companies advised by the Advisers or the
                                                            affiliates.



     Each of the trustees holds the same position with each of the funds in the Fund Complex. As of December 31, 1996, there were 51 funds in the Fund Complex. Each trustee who is not an affiliated person of VKAC, the Advisers, the Distributor, ACCESS or Morgan Stanley (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees to defer receipt of their compensation and earn a return on such deferred amounts based upon the return of the common shares of the funds in the Fund Complex as more fully described below. Each fund in the Fund Complex also provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.



     The compensation of each Non-Affiliated Trustee from each fund in the Fund Complex advised by Advisory Corp. (each a "VK Fund" and collectively the "VK Funds") includes an annual retainer in an amount equal to $2,500 per calendar year, due in four quarterly installments on the first business day of each calendar quarter. Each Non-Affiliated Trustee receives a per meeting fee from each VK Fund in the amount of $125 per regular quarterly meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee. Each Non-Affiliated Trustee receives a per meeting fee from each VK Fund in the amount of $125 per special meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.



     The compensation of each Non-Affiliated Trustee from the funds in the Fund Complex advised by Asset Management (each an "AC Fund" or collectively the "AC Funds") includes an annual retainer in an amount equal to $35,000 per calendar year, due in four quarterly installments on the first business day of each calendar quarter. The AC Funds pay each Non-Affiliated Trustee a per meeting fee in the amount of $2,000 per regular quarterly meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee. Payment of the annual retainer and the regular meeting fee is allocated among the AC Funds (i) 50% on the basis of the relative net assets of each AC Fund to the aggregate net assets of all the AC Funds and (ii) 50% equally to each AC Fund, in each case as of the last business day of the preceding calendar quarter. Each AC Fund which is the subject of a special meeting of the trustees generally pays each Non-Affiliated Trustee a per meeting fee in the amount of $125 per special meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.

     The trustees approved an aggregate compensation cap with respect to funds in the Fund Complex of $84,000 per Non-Affiliated Trustee per year (excluding any retirement benefits) for the period July 22, 1995 through December 31, 1996, subject to the net assets and the number of funds in the Fund Complex as of July 21, 1995 and certain other exceptions. For the calendar year ended December 31, 1996, certain trustees received aggregate compensation from the funds in the Fund Complex over $84,000 due to compensation received but not subject to the cap, including compensation from new funds added to the Fund Complex after July 22, 1995 and certain special meetings in 1996. In addition, each of Advisory Corp. or Asset Management, as the case may be, agreed to reimburse each fund in the Fund Complex through December 31, 1996 for any increase in the aggregate trustee's compensation over the aggregate compensation paid by such fund in its 1994 fiscal year, provided that if a fund did not exist for the entire 1994 fiscal year appropriate adjustments will be made.



     Each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.



     Each fund in the Fund Complex has adopted a retirement plan. Under the Fund's retirement plan, a Non-Affiliated Trustee who is receiving trustee's compensation from the Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such trustee's retirement from the Fund. Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from the Fund. Each trustee has served as a member of the Board of Trustees since he or she was first appointed or elected in the year set forth below. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year. Asset Management has reimbursed each AC Fund for the expenses related to the retirement plan through December 31, 1996.



     Additional information regarding compensation and benefits for trustees is set forth below. As indicated in the notes accompanying the table, the amounts relate to either the Trust's most recently completed fiscal year or the Fund Complex' most recently completed calendar year ended December 31, 1996.

                            1996 COMPENSATION TABLE



                                                                                                            TOTAL
                                                                                                        COMPENSATION
                                                             PENSION OR          ESTIMATED MAXIMUM     BEFORE DEFERRAL
                              AGGREGATE COMPENSATION     RETIREMENT BENEFITS      ANNUAL BENEFITS         FROM FUND
                             BEFORE DEFERRAL FROM THE    ACCRUED AS PART OF     FROM THE TRUST UPON     COMPLEX PAID
          NAME(1)                    TRUST(2)                EXPENSES(3)           RETIREMENT(4)        TO TRUSTEE(5)
          -------            ------------------------    -------------------    -------------------    ---------------
J. Miles Branagan*                    $12,034                  $ 4,879                 $22,500            $104,875
Philip P. Gaughan                       1,290                        0                       0              16,875
Linda Hutton Heagy*                     7,950                      565                  22,500             104,875
Dr. Roger Hilsman                       7,950                   19,128                  12,500             103,750
R. Craig Kennedy*                       7,950                      373                  22,500             104,875
Donald C. Miller                       12,034                        0                       0             104,875
Jack E. Nelson*                        12,034                    2,361                  22,500              97,875
David Rees                              1,590                   12,516                  12,000              22,000
Jerome L. Robinson*                     9,685                        0                       0             101,625
Lawrence J. Sheehan                     1,590                        0                       0              22,000
Dr. Fernando Sisto*                     7,950                    9,346                  19,500             104,875
Wayne W. Whalen*                       12,034                    1,598                  22,500             104,875
William S. Woodside                     7,950                   19,128                  12,500             104,875


---------------

* Currently a member of the Board of Trustees. Mr. Phillip B. Rooney also is a current member of the Board of Trustees but is not included in the compensation table because he did not serve on the Board of Trustees or receive any compensation from the Trust prior to April 14, 1997. Messrs. McDonnell and Powell, also trustees of the Trust during all or a portion of the Trust's last fiscal year, are not included in the compensation table because they are affiliated persons of the Advisers and are not eligible for compensation or retirement benefits from the Trust.



(1) Persons not designated by an asterisk are not currently members of the Board of Trustees, but were members of the Board of Trustees during the Trust's most recently completed fiscal year. Messrs. Gaughan and Rees retired from the Board of Trustees on January 26, 1996 and January 29, 1996, respectively. Mr. Sheehan was removed from the Board of Trustees effective January 29, 1996. Messrs. Hilsman, Miller and Woodside retired from the Board of Trustees on December 31, 1996.



(2) The amounts shown in this column represent the aggregate compensation before deferral from all eight series of the Trust, including the Fund, with respect to the Trust's fiscal year ended December 31, 1996. The detail of aggregate compensation before deferral for each series, including the Fund, are shown in Table A below. Certain trustees deferred compensation from the Trust during the fiscal year ended December 31, 1996; the aggregate compensation deferred from all eight series of the Trust, including the Fund, is as follows: Mr. Branagan, $7,826; Mr. Gaughan, $1,290; Ms. Heagy, $5,730; Mr. Kennedy, $3,180; Mr. Miller, $14,501; Mr. Nelson, $14,501; Mr.
    Robinson, $8,950; and Mr. Whalen, $12,596. The details of amounts deferred for each series, including the Fund, are shown in Table B below. Amounts deferred are retained by the respective fund and earn a rate of return determined by reference to either the return on the common shares of such fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, each fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The cumulative deferred compensation (including interest) accrued with respect to each trustee from all nine portfolios of the Trust, including the Fund, as of the Trust's fiscal year ended December 31, 1996 is as follows: Mr. Branagan, $7,794; Mr. Gaughan, $2,728; Ms. Heagy, $7,292; Mr. Kennedy, $5,486; Mr. Miller, $13,288; Mr. Nelson, $13,288; Mr. Robinson, $8,743; Mr. Sisto, $30,486; and
    Mr. Whalen, $13,349. The details of cumulative deferred compensation (including interest) for each series, including the Fund, are shown in Table C below. The deferred compensation plan is described above the Compensation Table.



(3) The amounts shown in this column represent the retirement benefits accrued by all eight series of the Trust, including the Fund, with respect to the Trust's fiscal year ended December 31, 1996. The details of retirement benefits accrued for each series, including the Fund, are shown in Table D below. The retirement plan is described above the Compensation Table.



(4) This is the estimated maximum annual benefits payable by the Trust in each year of the 10-year period commencing in the year of such trustee's retirement from the Trust. The estimated maximum annual benefit, except for trustees who have retired or are near retirement, is based upon $2,500 per series assuming: the trustee has 10 or more years of service on the Board of Trustees (including years of service prior to the adoption of the retirement plan) and retires at or after attaining the age of 60. Trustees retiring prior to the age of 60 or with fewer than 10 years of service for a series of the Trust may receive reduced retirement benefits from such series. The actual annual benefit may be less if the trustee is subject to the Fund Complex retirement benefit cap or if the trustee is not fully vested at the time of retirement. Each Non-Affiliated Trustee of the Board of Trustees has served as a member of the Board of Trustees since he or she was first appointed or elected in the year set forth in Table E below.



(5) The amounts shown in this column represent the aggregate compensation paid by all 51 of the investment companies in the Fund Complex as of December 31, 1996 before deferral by the trustees under the deferred compensation plan. Certain trustees deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 1996. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The trustees' Fund Complex compensation cap covered the period July 22, 1995 through December 31, 1996. For the calendar year ended December 31, 1996, certain trustees received compensation over $84,000 in the aggregate due to compensation received but not subject to the cap, including compensation from new funds added to the Fund Complex after July 22, 1995 and certain special meetings in 1996. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Messrs. McDonnell, Powell and Whalen, the trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen received Total Compensation of $243,375 during the calendar year ended December 31, 1996.



     As of April 4, 1997, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.

                                                                         TABLE A


         1996 AGGREGATE COMPENSATION FROM THE TRUST AND EACH PORTFOLIO


                                                                               TRUSTEE
                                    ---------------------------------------------------------------------------------------------
PORTFOLIO NAME                      BRANAGAN   GAUGHAN   HEAGY   HILSMAN   KENNEDY   MILLER   NELSON   REES    ROBINSON   SHEEHAN
--------------                      --------   -------   -----   -------   -------   ------   ------   ----    --------   -------
 LIT Asset Allocation Portfolio....   1,627       170    1,035    1,035     1,035     1,627    1,627     210    1,160        210
 LIT Domestic Income Portfolio.....   1,577       160     995       995       995     1,577    1,577     200    1,120        200
 LIT Emerging Growth Portfolio.....   1,487       150     925       925       925     1,487    1,487     180    1,150        180
 LIT Enterprise Portfolio..........   1,677       180    1,075    1,075     1,075     1,677    1,677     220    1,200        220
 LIT Global Equity Portfolio*......     925       150     925       925       925       925      925     180      925        180
 LIT Government Portfolio..........   1,637       170    1,045    1,045     1,045     1,637    1,637     210    1,170        210
 LIT Growth and Income Portfolio...       0         0       0         0         0         0        0       0        0          0
 LIT Money Market Portfolio........   1,577       160     995       995       995     1,577    1,577     200    1,120        200
 LIT Real Estate Portfolio.........   1,527       150     955       955       955     1,527    1,527     190    1,840        190
   Life Investment Trust Total.....  12,034     1,290    7,950    7,950     7,950    12,034   12,034   1,590    9,685      1,590

                                              TRUSTEE
                                     -------------------------
PORTFOLIO NAME                       SISTO   WHALEN   WOODSIDE
--------------                       -----   ------   --------
 LIT Asset Allocation Portfolio....  1,035   1,627     1,035
 LIT Domestic Income Portfolio.....    995   1,577       995
 LIT Emerging Growth Portfolio.....    925   1,487       925
 LIT Enterprise Portfolio..........  1,075   1,677     1,075
 LIT Global Equity Portfolio*......    925     925       925
 LIT Government Portfolio..........  1,045   1,637     1,045
 LIT Growth and Income Portfolio...      0       0         0
 LIT Money Market Portfolio........    995   1,577       995
 LIT Real Estate Portfolio.........    955   1,527       955
   Life Investment Trust Total.....  7,950   12,034    7,950



                                                                         TABLE B



     1996 AGGREGATE COMPENSATION DEFERRED FROM THE TRUST AND EACH PORTFOLIO


                                                                                TRUSTEE
                                     ---------------------------------------------------------------------------------------------
PORTFOLIO NAME                       BRANAGAN   GAUGHAN   HEAGY   HILSMAN   KENNEDY   MILLER   NELSON   REES    ROBINSON   SHEEHAN
--------------                       --------   -------   -----   -------   -------   ------   ------   ----    --------   -------
 LIT Asset Allocation Portfolio.....    997        170     750       0         420     3,532    3,532     210    1,160        0
 LIT Domestic Income Portfolio......    977        160     710       0         400     1,577    1,577     200    1,120        0
 LIT Emerging Growth Portfolio......    947        150     670       0         360     1,487    1,487     180    1,050        0
 LIT Enterprise Portfolio...........  1,017        180     790       0         440     1,677    1,677     220    1,200        0
 LIT Global Equity Portfolio*.......    947        150     670       0         360     1,487    1,487     180    1,050        0
 LIT Government Portfolio...........  1,007        170     760       0         420     1,637    1,637     210    1,170        0
 LIT Growth and Income Portfolio....      0          0       0       0           0         0        0       0        0        0
 LIT Money Market Portfolio.........    977        160     710       0         400     1,577    1,577     200    1,120        0
 LIT Real Estate Portfolio..........    957        150     670       0         380     1,527    1,527     190    1,080        0
   Life Investment Trust Total:.....  7,826      1,290    5,730      0       3,180    14,501   14,501   1,590    8,950        0

                                              TRUSTEE
                                     -------------------------
PORTFOLIO NAME                       SISTO   WHALEN   WOODSIDE
--------------                       -----   ------   --------
 LIT Asset Allocation Portfolio....    0     1,627       0
 LIT Domestic Income Portfolio.....    0     1,577       0
 LIT Emerging Growth Portfolio.....    0     1,487       0
 LIT Enterprise Portfolio..........    0     1,677       0
 LIT Global Equity Portfolio*......    0     1,487       0
 LIT Government Portfolio..........    0     1,637       0
 LIT Growth and Income Portfolio...    0         0       0
 LIT Money Market Portfolio........    0     1,577       0
 LIT Real Estate Portfolio.........    0     1,527       0
   Life Investment Trust Total:....    0     12,596      0



                                                                         TABLE C



        CUMULATIVE COMPENSATION DEFERRED (PLUS INTEREST) FROM THE TRUST


                               AND EACH PORTFOLIO


                                                                               TRUSTEE
                                    ----------------------------------------------------------------------------------------------
 PORTFOLIO NAME                     BRANAGAN   GAUGHAN   HEAGY   HILSMAN   KENNEDY   MILLER   NELSON    REES    ROBINSON   SHEEHAN
 --------------                     --------   -------   -----   -------   -------   ------   ------    ----    --------   -------
 LIT Asset Allocation Portfolio....    993        354     951       0         716     1,717    1,709    4,798     1,133       0
 LIT Domestic Income Portfolio.....    973        310     860       0         648     1,662    1,655    3,974     1,095       0
 LIT Emerging Growth Portfolio.....    943        326     843       0         618     1,566    1,559      187     1,026       0
 LIT Enterprise Portfolio..........  1,013        409    1,050      0         802     1,773    1,765    6,032     1,169       0
 LIT Global Equity Portfolio*......    943        320     840       0         618     1,567    1,559      187     1,026       0
 LIT Government Portfolio..........  1,003        317     891       0         658     1,726    1,719    6,650     1,144       0
 LIT Growth and Income Portfolio...      0          0       0       0           0         0        0        0         0       0
 LIT Money Market Portfolio........    973        303     828       0         629     1,663    1,656    6,067     1,096       0
 LIT Real Estate Portfolio.........    953        389    1,029      0         797     1,614    1,606      198     1,054       0
   Life Investment Trust Total.....  7,794      2,728    7,292      0       5,486    13,288   13,228   28,093     8,743       0

                                              TRUSTEE
                                     --------------------------
 PORTFOLIO NAME                      SISTO    WHALEN   WOODSIDE
 --------------                      -----    ------   --------
 LIT Asset Allocation Portfolio....   6,506   1,725       0
 LIT Domestic Income Portfolio.....   5,479   1,670       0
 LIT Emerging Growth Portfolio.....       0   1,573       0
 LIT Enterprise Portfolio..........   7,898   1,782       0
 LIT Global Equity Portfolio*......       0   1,573       0
 LIT Government Portfolio..........   5,615   1,734       0
 LIT Growth and Income Portfolio...       0       0       0
 LIT Money Market Portfolio........   4,988   1,671       0
 LIT Real Estate Portfolio.........       0   1,621       0
   Life Investment Trust Total.....  30,486   13,349      0



                                                                         TABLE D



       1996 RETIREMENT BENEFITS ACCRUED AS PART OF EXPENSES FOR THE TRUST


                               AND EACH PORTFOLIO


                                                                               TRUSTEE
                                    ----------------------------------------------------------------------------------------------
PORTFOLIO NAME                      BRANAGAN   GAUGHAN   HEAGY   HILSMAN   KENNEDY   MILLER   NELSON    REES    ROBINSON   SHEEHAN
--------------                      --------   -------   -----   -------   -------   ------   ------    ----    --------   -------
 LIT Asset Allocation Portfolio....    629        0        71     3,906       47       0        297     2,346      0          0
 LIT Domestic Income Portfolio.....    629        0        71     3,906       47       0        297     2,346      0          0
 LIT Emerging Growth Portfolio.....    578        0        70         0       46       0        292         0      0          0
 LIT Enterprise Portfolio..........    629        0        71     3,772       47       0        297     2,608      0          0
 LIT Global Equity Portfolio*......    578        0        70         0       46       0        292         0      0          0
 LIT Government Portfolio..........    629        0        71     3,772       47       0        297     2,608      0          0
 LIT Growth and Income Portfolio...      0        0         0         0        0       0          0         0      0          0
 LIT Money Market Portfolio........    629        0        71     3,772       47       0        297     2,608      0          0
 LIT Real Estate Portfolio.........    578        0        70         0       46       0        292         0      0          0
   Life Investment Trust Total.....  4,879        0       565    19,128      373       0      2,361    12,516      0          0

                                              TRUSTEE
                                     -------------------------
PORTFOLIO NAME                       SISTO   WHALEN   WOODSIDE
--------------                       -----   ------   --------
 LIT Asset Allocation Portfolio....  1,325     202      3,906
 LIT Domestic Income Portfolio.....  1,325     202      3,906
 LIT Emerging Growth Portfolio.....    917     197          0
 LIT Enterprise Portfolio..........  1,315     201      3,772
 LIT Global Equity Portfolio*......    917     197          0
 LIT Government Portfolio..........  1,315     201      3,772
 LIT Growth and Income Portfolio...      0       0          0
 LIT Money Market Portfolio........  1,315     201      3,772
 LIT Real Estate Portfolio.........    917     197          0
   Life Investment Trust Total.....  9,346   1,598     19,128

                                                                         TABLE E



         YEAR OF ELECTION OR APPOINTMENT TO EACH PORTFOLIO OF THE TRUST



                                                                                         TRUSTEE
                                                        -------------------------------------------------------------------------
PORTFOLIO NAME                                          BRANAGAN   HEAGY    KENNEDY   NELSON   ROONEY   ROBINSON   SISTO   WHALEN
--------------                                          --------   -----    -------   ------   ------   --------   -----   ------
  LIT Asset Allocation Portfolio.......................   1991      1995     1995      1995     1997      1995     1987     1995
  LIT Domestic Income Portfolio........................   1991      1995     1995      1995     1997      1995     1987     1995
  LIT Emerging Growth Portfolio........................   1995      1995     1995      1995     1997      1995     1995     1995
  LIT Enterprise Portfolio.............................   1991      1995     1995      1995     1997      1995     1986     1995
  LIT Global Equity Portfolio*.........................   1995      1995     1995      1995     1997      1995     1995     1995
  LIT Government Portfolio.............................   1991      1995     1995      1995     1997      1995     1986     1995
  LIT Growth and Income Portfolio......................   1995      1995     1995      1995     1997      1995     1995     1995
  LIT Money Market Portfolio...........................   1991      1995     1995      1995     1997      1995     1986     1995
  LIT Real Estate Portfolio............................   1995      1995     1995      1995     1997      1995     1995     1995



LEGAL COUNSEL



     Skadden, Arps Slate, Meagher & Flom (Illinois).


INVESTMENT ADVISORY AGREEMENTS


     The Trust and the Adviser are parties to an investment advisory agreement ("Advisory Agreement - I") pursuant to which the Trust retains the Adviser to manage the investment of assets and to place orders for the purchase and sale of portfolio securities for certain portfolios including the Asset Allocation Portfolio, the Domestic Income Portfolio, the Enterprise Portfolio, the Government Portfolio and the Money Market Portfolio. The Trust and the Adviser are also parties to other investment advisory agreements pursuant to which the Adviser manages the investment of assets and places orders for the purchase and sale of portfolio securities for the remaining Portfolios including three advisory agreements designated herein as "Emerging Growth Advisory Agreement," "Global Equity Advisory Agreement," "Growth and Income Advisory Agreement" and "Real Estate Advisory Agreement" for the Emerging Growth Portfolio, the Global Equity Portfolio, the Growth and Income Portfolio and Real Estate Securities Portfolio, respectively (such advisory agreements together with Advisory Agreement-I are referred to herein collectively as the "Advisory Agreements"). Under the Advisory Agreements, the Adviser is responsible for obtaining and evaluating economic, statistical, and financial data and for formulating and implementing investment programs in furtherance of each Portfolio's investment objectives. The Adviser also furnishes at no cost to the Portfolio (except as noted herein) the services of sufficient executive and clerical personnel for the Trust as are necessary to prepare registration statements, prospectuses, shareholder reports, and notices and proxy solicitation materials. In addition, the Adviser furnishes at no cost to the Portfolio the services of a President of the Trust, one or more Vice Presidents as needed, and a Secretary.



     Under the Advisory Agreements, the Trust bears the cost of its accounting services, which includes maintaining its financial books and records and calculating the daily net asset value of each Portfolio. The costs of such accounting services include the salaries and overhead expenses of a Treasurer or other principal financial officer and the personnel operating under his direction. The services are provided at cost which is allocated among the investment companies advised by the Adviser. A portion of these amounts were paid to the Adviser or its parent as reimbursement of personnel, office space, facilities and equipment costs attributable to the provision of accounting services to the Trust. The Trust also pays shareholder service agency fees, custodian fees, legal fees, the costs of reports to shareholders and all other ordinary expenses not specifically assumed by the Adviser. The Advisory Agreements also provide that the Adviser shall not be liable to the company for any actions or omissions if it acted without willful misfeasance, bad faith, negligence or reckless disregard of its obligations.


     Under Advisory Agreement - I, the Trust pays to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it a fee payable monthly computed on average daily net assets of the subject Portfolios at an annual rate of 0.50% of the first $500 million of such Portfolios' aggregate average net assets; 0.45% of the next $500 million of such Portfolios' aggregate average net assets, and 0.40% of such

Portfolios' aggregate average net assets in excess of $1 billion. Under the Emerging Growth Advisory Agreement, the Trust pays to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it a fee payable monthly computed on average daily net assets at an annual rate of 0.70% for the Emerging Growth Portfolio. Under the Global Equity Advisory Agreement, the Trust pays the Adviser as compensation for the services rendered, facilities furnished and expenses paid by it a fee payable monthly computed on average daily net assets at an annual rate of 1.00% for the Global Equity Portfolio. Under the Growth and Income Advisory Agreement, the Trust pays the Adviser as compensation for the services rendered, facilities furnished and expenses paid by it a fee payable monthly computed on average daily net assets at an annual rate of 0.60% of the first $500 million and 0.55% in excess of $500 million for the Growth and Income Portfolio. Under the Real Estate Advisory Agreement, the Trust pays the Adviser as compensation for the services rendered, facilities furnished and expenses paid by it a fee payable monthly computed on average daily net assets at an annual rate of 1.00% for the Real Estate Securities Portfolio.


     The average daily net assets of a Portfolio is determined by taking the average of all of the determinations of net assets of that Portfolio for each business day during a given calendar month. The fee is payable for each calendar month as soon as practicable after the end of that month. The fee payable to the Adviser is reduced by any commissions, tender solicitation and other fees, brokerage or similar payments received by the Adviser or any other direct or indirect majority owned subsidiary of VK/AC Holding, Inc., in connection with the purchase and sale of portfolio investments of the Portfolio, less any direct expenses incurred by such subsidiary of VK/AC Holding, Inc. in connection with obtaining such payments. The Adviser agrees to use its best efforts to recapture tender solicitation fees and exchange offer fees for the Portfolio's benefit, and to advise the Trustees of the Portfolio of any other commissions, fees, brokerage or similar payments which may be possible under applicable laws for the Adviser or any other direct or indirect majority owned subsidiary of VK/AC Holding, Inc., to receive in connection with the Portfolio's portfolio transactions or other arrangements which may benefit the Portfolio.


     Advisory Agreement - I also provides that, in the event the ordinary business expenses of the Asset Allocation Portfolio, the Domestic Income Portfolio, the Enterprise Portfolio, the Government Portfolio and the Money Market Portfolio for any fiscal year exceed 0.95% of the average daily net assets, the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Portfolio monthly an amount sufficient to make up the deficiency, subject to readjustment during the year. Ordinary business expenses do not include (1) interest and taxes, (2) brokerage commissions, (3) any distribution expenses which may be incurred in the event the Portfolio's Distribution Plan is implemented, and (4) certain litigation and indemnification expenses as described in the Advisory Agreement. No such limit applies with respect to the other Advisory Agreements.



     In addition to the contractual expense limitation, the Adviser elected to reimburse the Asset Allocation Portfolio, the Domestic Income Portfolio, the Enterprise Portfolio, the Government Portfolio and the Money Market Portfolio for all ordinary business expenses in excess of .60% of the average daily net assets.

     The following table shows expenses paid under the Advisory Agreements during the periods ended December 31, 1994, 1995 and 1996.



                            ASSET      DOMESTIC    EMERGING                  GLOBAL                  GROWTH     MONEY
     PERIOD ENDING        ALLOCATION    INCOME      GROWTH     ENTERPRISE    EQUITY     GOVERNMENT    AND      MARKET
   DECEMBER 31, 1994:     PORTFOLIO    PORTFOLIO   PORTFOLIO   PORTFOLIO    PORTFOLIO   PORTFOLIO    INCOME   PORTFOLIO
   ------------------     ----------   ---------   ---------   ----------   ---------   ----------   ------   ---------
Advisory fees              $307,894     $130,474     N/A        $346,359      N/A        $351,674     N/A     $152,665
Accounting Services        $ 55,826     $51,604      N/A        $ 52,665      N/A        $ 58,043     N/A     $ 51,778
Contractual expense
  reimbursement            $     --     $   302      N/A        $     --      N/A        $     --     N/A     $     --
Voluntary expense
  reimbursement            $ 75,169     $91,332      N/A        $ 57,464      N/A        $ 68,843     N/A     $ 80,915

                             REAL
                            ESTATE
     PERIOD ENDING        SECURITIES
   DECEMBER 31, 1994:     PORTFOLIO
   ------------------     ----------
Advisory fees                N/A
Accounting Services          N/A
Contractual expense
  reimbursement              N/A
Voluntary expense
  reimbursement              N/A



     PERIOD ENDING
   DECEMBER 31, 1995:
   ------------------
Advisory fees              $302,141    $130,064   $ 4,798     $355,715    $ 10,893     $333,447     N/A     $121,552     $ 18,136
Accounting Services        $ 57,576    $ 49,819   $ 3,222     $ 55,772    $  7,200     $ 57,526     N/A     $ 48,109     $  3,153
Contractual expense
  reimbursement            $     --    $     --   $19,858     $     --    $ 43,031     $     --     N/A     $ 19,858     $  7,173
Voluntary expense
  reimbursement            $ 85,602    $ 86,887   $    --     $ 56,680    $     --     $ 77,421     N/A     $ 80,637           --



     PERIOD ENDING
   DECEMBER 31, 1996:
   ------------------
Advisory fees              $316,002    $110,243   $28,284     $407,693    $ 28,416     $303,695    $  74    $104,808     $428,166
Accounting Services        $ 56,837    $ 44,328   $41,089     $ 52,282    $ 29,400     $ 55,531    $  --    $ 76,975     $ 44,869
Contractual expense
  reimbursement            $     --    $     --   $97,987     $     --    $177,139     $     --    $  --    $     --     $ 70,941
Voluntary expense
  reimbursement            $113,873    $151,102   $    --     $123,582    $     --     $122,474    $5,591   $143,892           --


     The Advisory Agreements with respect to each subject Portfolio may be continued from year to year if specifically approved at least annually (a)(i) by the Trust's Trustees or (ii) by vote of a majority of the Portfolio's outstanding voting securities and (b) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.

DISTRIBUTOR


     The Distributor acts as the principal underwriter of the shares of the Trust pursuant to written agreements (the "Distribution and Service Agreement"). The Distributor is owned by the Adviser's parent company. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is not obligated to sell any stated number of shares. The Distribution and Service Agreement is renewable from year to year if approved
(a) by the Trust's Trustees or by a vote of a majority of the Trust's outstanding voting securities and (b) by the affirmative vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for that purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days' written notice.



     The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Trust pays all expenses attributable to the registrations of its shares under federal law, including registration and filing fees, the cost of preparation of the prospectuses, related legal and auditing expenses, and the cost of printing prospectuses for current shareholders.

TRANSFER AGENT


     For the fiscal years ended December 31, 1994, 1995, and 1996, ACCESS received fees in the amount of $15,000 from each of the Portfolios of the Trust for transfer agency services, excluding the Growth and Income Portfolio from which ACCESS received no fees. These services are provided at cost plus a profit.


PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Adviser is responsible for decisions to buy and sell securities for the Trust and for the placement of its portfolio business and the negotiation of the commissions, if any, paid on such transactions. It is the policy of the Adviser to seek the best security price available with respect to each transaction. In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed that a better price and execution can be obtained by using a broker. Except to the extent that the Trust may pay higher brokerage commissions for brokerage and research services, as described below, on a portion of its transactions executed on securities exchanges, the Adviser seeks the best security price at the most favorable commission rate. In selecting dealers and in negotiating commissions, the Adviser considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to firms which also provide research services to the Trust or the Adviser.


     Consistent with the Rules of Fair Practice of the NASD and subject to seeking best execution and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Trust and of the other Van Kampen American Capital mutual funds as a factor in the selection of dealers to execute portfolio transactions for the Trust.


     Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services, a commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

     Pursuant to provisions of the Advisory Agreements, the Trust's Trustees have authorized the Adviser to cause the Portfolio to incur brokerage commissions in an amount higher than the lowest available rate in return for research services provided to the Adviser. The Adviser is of the opinion that the continued receipt of supplemental investment research services from dealers is essential to its provision of high quality portfolio management services to the Trust. The Adviser undertakes that such higher commissions will not be paid by the Portfolio unless (a) the Adviser determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Adviser's overall responsibilities with respect to the accounts as to which it exercises investment discretion, (b) such payment is made in compliance with the provisions of Section 28(e) and other applicable state and federal laws, and (c) in the opinion of the Adviser, the total commissions paid by the Portfolio are reasonable in relation to the expected benefits to the Trust over the long term. The investment advisory fee paid by the Trust under the Advisory Agreements is not reduced as a result of the Adviser's receipt of research services.


     The Adviser places portfolio transactions for other advisory accounts including other investment companies. Research services furnished by firms through which the Trust effects its securities transactions may be used by the Adviser in servicing all of its accounts; not all of such services may be used by the Adviser in connection with the Trust. In the opinion of the Adviser, the benefits from research services to each of the accounts, including the Trust, managed by the Adviser cannot be measured separately. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of the lowest available rate paid by each account for brokerage and research services will vary. However, in the opinion of the Adviser, such costs to the Trust will not be disproportionate to the benefits received by the Trust on a continuing basis.



     The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Trust and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Trust. In making such allocations among the Trust and other advisory accounts, the main factors considered by the Adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.



     Prior to December 20, 1994, the Portfolios placed brokerage transactions with brokers who were considered affiliated persons of the Adviser's former parent, The Travelers Inc. Such affiliated persons included Smith Barney Inc. ("Smith Barney") and Robinson Humphrey, Inc. ("Robinson Humphrey"). Effective October 31, 1996, Morgan Stanley Group Inc. became an affiliate of the Adviser. Effective December 20, 1994, Smith Barney and Robinson Humphrey ceased to be affiliates of the Adviser. The negotiated commission paid to an affiliated broker on any transaction would be comparable to that payable to a non-affiliated broker in a similar transaction.



     Portfolios that paid affiliated brokerage commissions during 1994 are set forth below:


Commissions Paid:


                                                          SMITH BARNEY      ROBINSON      MORGAN
                                                            SHEARSON        HUMPHREY      STANLEY
                                                          ------------      --------      -------
Fiscal 1994
  Money Market Portfolio                                         --              --           --
  Enterprise Portfolio                                      $36,136          $1,330           --
  Government Portfolio                                      $ 2,578              --           --
  Asset Allocation Portfolio                                $27,550          $   42           --
  Domestic Income Portfolio                                      --              --           --



     No commissions were paid to affiliated brokers during the fiscal year ended 1995. Asset Allocation Portfolio and Enterprise Portfolio paid commissions to Morgan Stanley during the fiscal year ended 1996 in the amounts of $10,732 and 18,166, respectively.



     The following table summarizes for each portfolio the total brokerage commissions paid, the amount of commissions paid to brokers selected primarily on the basis of research services provided to the Adviser and the value of these specific transactions.



                          ASSET                                 DOMESTIC     EMERGING    GLOBAL   REAL ESTATE
                       ALLOCATION    ENTERPRISE    GOVERNMENT    INCOME       GROWTH     EQUITY   SECURITIES
                          FUND        PORTFOLIO    PORTFOLIO    PORTFOLIO   PORTFOLIO     FUND     PORTFOLIO
                       -----------   -----------   ----------   ---------   ----------   ------   -----------
1994
---------------------
  Total brokerage
     commissions       $   212,116   $   340,219    $15,213        $395             --       --            --
  Commissions for
     research
     services          $    90,649   $   144,248         --          --             --       --            --
  Value of research
     transactions      $72,221,352   $84,974,336         --          --             --       --            --

1995
---------------------
  Total brokerage
     commissions       $   157,404   $   305,770    $30,598          --     $    2,474   $9,763   $    14,076
  Commissions for
     research
     services          $    64,689   $   114,552         --          --          2,143       --        12,934
  Value of research
     transactions      $48,252,618   $66,483,840         --          --      2,340,642       --    12,044,246

                            ASSET                                 DOMESTIC    EMERGING    GLOBAL    REAL ESTATE    GROWTH    MONEY
                         ALLOCATION    ENTERPRISE    GOVERNMENT    INCOME      GROWTH     EQUITY    SECURITIES      AND      MARKET
                            FUND          FUND          FUND        FUND        FUND       FUND        FUND        INCOME     FUND
                         -----------   -----------   ----------   --------   ----------   -------   -----------   --------   ------
1996
-----------------------
  Total brokerage
    commissions          $   160,187   $   203,035    $49,075       $134     $    7,373   $12,654   $   222,173         --      --
  Commissions for
    research services    $    62,566   $   118,119         --         --     $    5,803        --   $   163,059   $    187      --
  Value of research
    transactions         $28,024,814   $68,820,181         --         --     $5,170,364        --   $19,899,335   $481,917      --


PORTFOLIO TURNOVER

     The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of each Portfolio's investment portfolio securities during such fiscal year. Securities which mature in one year or less at the time of acquisition are not included in this computation. The turnover rate may vary greatly from year to year as well as within a year. The Portfolio's investment portfolio turnover rate for prior years is shown under "Financial Highlights" in the Prospectus.

DETERMINATION OF NET ASSET VALUE


     The net asset value of the shares of each Portfolio is computed by dividing the value of all securities held by the Portfolio plus other assets, less liabilities, by the number of shares outstanding. This computation is made for each Portfolio as of the close of business each day the Exchange (the "Exchange") is open (currently 4:00 p.m., New York time).


MONEY MARKET PORTFOLIO NET ASSET VALUATION

     The valuation of the Portfolio's portfolio securities is based upon their amortized cost, which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that the Portfolio would receive if it sold the instrument.


     The Portfolio's use of the amortized cost method of valuing its portfolio securities is permitted by a rule adopted by the SEC. Under this rule, the Portfolio must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of thirteen months or less and invest only in securities determined by the Adviser to be of eligible quality with minimal credit risks.


     The Portfolio has established procedures reasonably designed, taking into account current market conditions and the Portfolio's investment objective, to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the Trustees, at such intervals as the Portfolio or the Trustees deem appropriate, to determine the extent, if any, to which the new asset value per share calculated by using available market quotations deviates from $1.00 per share based on amortized cost. In the event such deviation should exceed four tenths of one percent, the Trustees are required to promptly consider what action, if any, should be initiated. If the Trustees believe that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include selling portfolio securities prior to maturity; shortening the average maturity of the portfolio; withholding or reducing dividends; or utilizing a net asset value per share determined by using available market quotations.

ASSET ALLOCATION, DOMESTIC INCOME, EMERGING GROWTH, ENTERPRISE, GLOBAL EQUITY, GROWTH AND INCOME AND REAL ESTATE SECURITIES PORTFOLIOS NET ASSET VALUATION


     The net asset value of these Portfolios is computed by (i) valuing securities listed or traded on a national securities exchange at the last reported sale price, or if there has been no sale that day at the last reported bid price, using prices as of the close of trading on the New York Stock Exchange, (ii) valuing unlisted securities for which over-the-counter market quotations are readily available at the most recent bid price as supplied by National Association of Securities Dealers Automated Quotations ("NASDAQ") or by broker-dealers, and (iii) valuing any securities for which market quotations are readily available, and any other assets at fair value as determined in good faith by the Trust's Trustees. Options, futures contracts and options thereon, which are traded on exchanges, are valued at their last sale or settlement price as of the close of such exchanges or if no sales are reported, at the mean between the last reported bid and asked prices. Securities with a remaining maturity of 60 days or less are valued on an amortized cost basis, which approximates market value. Securities for which market quotations are not readily available, and any other assets are valued at fair value as determined in good faith by the Trust's Trustees.

     With respect to certain Portfolios, trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the Exchange is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place on all business days in Japanese markets, on certain Saturdays, and in various foreign markets on days which are not business days in New York, and on which the Portfolio's net asset value is not calculated, and on which the Portfolio does not effect sales, redemptions and repurchases of its shares. There may be significant variations in the net asset value of Portfolio shares on days when net asset value is not calculated and on which shareholders cannot redeem on account of changes in prices of stocks traded in foreign stock markets.

GOVERNMENT PORTFOLIO NET ASSET VALUATION

     U.S. Government securities are traded in the over-the-counter market and are valued at the last available bid price. Such valuations are based on quotations of one or more dealers that make markets in the securities as obtained from such dealers or from a pricing service. Options, interest rate futures contracts and options thereon, which are traded on exchanges, are valued at their last sale or settlement price as of the close of such exchanges or if no sales are reported, at the mean between the last reported bid and asked prices. Securities with a remaining maturity of 60 days or less are valued on an amortized cost basis, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trust's Trustees. Such valuations and procedures will be reviewed periodically by the Trustees.

PURCHASE AND REDEMPTION OF SHARES

     The purchase of shares of the Portfolios is currently limited to the Accounts as explained on the cover page and in the Prospectus. Such shares are sold and redeemed at their respective net asset values as described in the Prospectus.


     Redemptions are not made on days during which the New York Stock Exchange is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the New York Stock Exchange is closed for other than customary weekends or holidays; (b) trading on the New York Stock Exchange is restricted; (c) an emergency exists as a result of which disposal by the Portfolio of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Portfolio to fairly determine the value of its net assets; or (d) the Securities and Exchange Commission, by order, so permits.



TAX STATUS OF THE TRUST



     The Trust and any of its series will be treated as separate corporations for federal income tax purposes. Each Portfolio intends to qualify each year and to elect to be treated as a regulated investment company under the Code.

If a Portfolio so qualifies and distributes each year to its shareholders at least 90% of its net investment income (including tax-exempt interest, taxable income and net short-term capital gain, but not net capital gains, which are the excess of net long-term capital gains over net short-term capital losses) in each year, it will not be required to pay federal income taxes on any income distributed to shareholders. Each Portfolio intends to distribute at least the minimum amount of net investment income necessary to satisfy the 90% distribution requirement. No Portfolio will not be subject to federal income tax on any net capital gains distributed to shareholders.



TAX TREATMENT OF OPTION AND FUTURES TRANSACTIONS


     The Code includes special rules applicable to the listed options, futures contracts, and options on futures contracts which certain Portfolios may write, purchase or sell. Such options and contracts are classified as Section 1256 contracts under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts is generally treated as long-term capital gain or loss to the extent of 60 percent thereof and short-term capital gain or loss to the extent of 40 percent thereof ("60/40 gain or loss"). Such contracts, when held by a Portfolio at the end of a fiscal year, generally are required to be treated as sold at market value on the last day of such fiscal year for Federal income tax purposes ("marked-to-market"). Over-the-counter options are not classified as Section 1256 contracts and are not subject to the mark-to-market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by a Portfolio from transactions in over-the-counter options generally constitute short-term capital gains or losses. If over-the-counter call options written, or over-the-counter put options purchased, by a Portfolio are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities. In determining the amount of gain or loss, the sales proceeds are reduced by the premium paid for over-the-counter puts or increased by the premium received for over-the-counter calls.


     Certain of the Portfolios' transactions in options, futures contracts, and options on futures contracts, particularly hedging transactions, may constitute "straddles" which are defined in the Code as offsetting positions with respect to personal property. A straddle in which at least one (but not all) of the positions are Section 1256 contracts is a "mixed straddle" under the Code if certain identification requirements are met.


     The Code generally provides with respect to straddles (i) "loss deferral" rules which may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrealized gains in the offsetting position, (ii) "wash sale" rules which may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period and (iii) "short sale" rules which may terminate the holding period of securities owned by the Portfolio when offsetting positions are established and which may convert certain losses from short-term to long-term.

     The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions which form part of a straddle. Certain other elections are also provided in the Code. No determination has been reached to make any of these elections.

PORTFOLIO PERFORMANCE


     The Adviser has agreed so long as it serves as adviser to the Portfolio to limit the ordinary business expenses of the Asset Allocation Portfolio, the Domestic Income Portfolio, the Enterprise Portfolio, the Government Portfolio and the Money Market Portfolio to 0.60% per year of the average net assets of each such Portfolio by reducing the advisory fee and/or bearing other expenses of a Portfolio in excess of such limitation.



     The average annual total return (computed in the manner described in the Prospectus) and yield, if applicable, for each Portfolio are shown in the table below. These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of each Portfolio's investment objectives and policies as well as the risks incurred in each Portfolio's investment practices. All total return figures are for the period ended December 31, 1996.



                                          TOTAL RETURN    TOTAL RETURN     TOTAL RETURN
                                          FOR ONE YEAR    FOR FIVE YEAR    FOR TEN YEAR     TOTAL RETURN
                                             PERIOD          PERIOD           PERIOD       SINCE INCEPTION    YIELD
                                          ------------    -------------    ------------    ---------------    -----
Asset Allocation Portfolio
  commencement date 06/30/87..........       13.87%           10.74%             --             10.84%          --
Domestic Income Portfolio*
  commencement date 11/04/87..........        6.68%           10.14%             --              7.93%        7.55%*
Emerging Growth Portfolio
  commencement date 07/03/95..........       16.55%              --              --             23.11%          --
Enterprise Portfolio
  commencement date 04/07/86..........       24.80%           14.11%          12.80%            11.14%          --
Global Equity Portfolio
  commencement date 07/03/95..........       16.72%              --              --             13.14%          --
Government Portfolio*
  commencement date 04/07/86..........        2.12%            5.41%           6.96%             6.87%        6.25%*
Growth and Income Portfolio
  commencement date 12/23/96..........          --               --              --            (13.95%)         --
Money Market Portfolio**
  commencement date 04/07/86..........          --               --              --                --         4.86%*
Real Estate Securities Portfolio
  commencement date 07/03/95..........       40.53%              --              --             32.35%          --


-------------------------

 * For the 30-day period ended December 31, 1996. The Portfolio's yields are not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by the Portfolio, portfolio maturity and the Portfolio's expenses.



** For the seven-day period ended December 31, 1996. The compound effective yield for this same period was 4.98%.



     From time to time, in reports or other communications, or in advertising or sales materials, the Adviser may announce the results of actual tests performed by DALBAR Financial Securities, Inc., an independent research firm, as they relate to the level of services for mutual fund investors, and may refer to the Missouri Quality Award received by ACCESS, the Portfolio's transfer agent, in 1993. In addition, the Adviser may also refer to the Houston Awards for Quality, received by American Capital in 1994.


     From time to time, in reports or other communications, or in advertising or sales materials the Adviser may graphically illustrate the relative average annual returns of the following categories for the prior ten-year period:
Inflation, Short-Term Government Securities, Long-Term Government Securities, Equity REITs and Common Stocks.


MONEY MARKET PORTFOLIO YIELD INFORMATION



     The yield of the Portfolio is its net income expressed in annualized terms. The Securities and Exchange Commission requires by rule that a yield quotation set forth in an advertisement for a "money market" fund be computed by a standardized method based on a historical seven calendar day period. The standardized yield is computed by determining the net change (exclusive of realized gains and losses and unrealized appreciation and depreciation) in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7. The determination of net change in account value reflects the value of additional shares purchased with dividends from the original share, dividends declared on both the original share and such additional shares, and all fees that are charged to all shareholder accounts, in proportion to the length of the base period and the Portfolio's average account size. The Portfolio may also calculate its effective yield by compounding the unannualized base period return (calculated as described above) by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one.

     The yield quoted at any time represents the amount being earned on a current basis for the indicated period and is a function of the types of instruments in the Portfolio, their quality and length of maturity, and the Portfolio's operating expenses. The length of maturity for the Portfolio is the average dollar weighted maturity of the Portfolio. This means that the Portfolio has an average maturity of a stated number of days for all of its issues. The calculation is weighted by the relative value of the investment.

     The yield fluctuates daily as the income earned on the investments of the Portfolio fluctuates. Accordingly, there is no assurance that the yield quoted on any given occasion will remain in effect for any period of time. It should also be emphasized that the Portfolio is an open-end investment company and that there is no guarantee that the net asset value will remain constant. A shareholder's investment in the Portfolio is not insured. Investors comparing results of the Portfolio with investment results and yields from other sources such as banks or savings and loan associations should understand this distinction. The yield quotation may be of limited use for comparative purposes because it does not reflect charges imposed at the Account level which, if included, would decrease the yield.

     Other portfolios of the money market type as well as banks and savings and loan associations may calculate their yield on a different basis, and the yield quoted by the Portfolio could vary upwards or downwards if another method of calculation or base period were used.

OTHER INFORMATION


CUSTODY OF ASSETS -- All securities owned by the Portfolios and all cash, including proceeds from the sale of shares of the Portfolio and of securities in the Portfolio's investment portfolio, are held by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as Custodian. With respect to investments in foreign securities, the custodian enters into agreements with foreign sub-custodians which are approved by the Trustees pursuant to Rule 17f-5 under the 1940 Act. The Custodian and sub-custodians generally domestically, and frequently abroad, do not actually hold certificates for the securities in their custody, but instead have book records with domestic and foreign securities depositories, which in turn have book records with the transfer agents of the issuers of the securities.


SHAREHOLDER REPORTS -- Semi-annual statements are furnished to shareholders, and annually such statements are audited by the independent accountants whose selection is ratified annually by shareholders.


INDEPENDENT ACCOUNTANTS -- Price Waterhouse LLP, 1201 Louisiana, Suite 2900, Houston, Texas 77002, the independent accountants for the Trust, performs an annual audit of the Trust's financial statements.

                                    APPENDIX


     Description of the highest commercial paper, bond and other short- and long-term rating categories assigned by Standard & Poor's Ratings Group ("S&P"), Moody's Investors Services, Inc ("Moody's"), Fitch Investors Service, Inc. ("Fitch"), Duff and Phelps, Inc. ("Duff") and IBCA Limited and IBCA Inc. ("IBCA");


COMMERCIAL PAPER AND SHORT-TERM RATINGS

     The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

     The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations and ordinarily will established industries, high rates of return of portfolios employed, conservative well established industries, high rates of return of portfolios employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     The rating Fitch-1 (Highest Grade) is the highest commercial paper rating assigned by Fitch. Paper rated Fitch-1 is regarded as having the strongest degree of assurance for timely payment. The rating Fitch-2 (Very Good Grade) is the second highest commercial paper rating assigned by Fitch which reflects an assurance of timely payment only slightly less in degree than the strongest issues.

     The rating Duff-1 is the highest commercial paper rating assigned by Duff, Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors small.

     The designation A1 by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. The designation A2 by IBCA indicates that the obligation is supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic, or financial conditions.

BOND AND LONG-TERM RATINGS

     Bonds rated AAA are considered by S&P to be the highest grade obligations and possess an extremely strong capacity to pay principal and interest. Bonds rated AA by S&P are judged by S&P to have a very strong capacity to pay principal and interest and, in the majority of instances, differ only in small degrees from issues rated AAA.

     Bonds which are rated Aaa by Moody's are judged to be of the best quality. Bonds are rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger. Moody's applies numerical modifiers 1, 2 and 3 in the Aa rating category. The modifier 1 indicates a ranking for the security in the higher end of this rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of the rating category.

     Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions and liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type of market.

     Bonds rated Duff-1 are judged by Duff to be of the highest credit quality with negligible risk factors; only slightly more than U.S. Treasury debt. Bonds rated Duff-2, 3 and 4 are judged by Duff to be of high credit quality with strong protection factors. Risk is modest but may vary slightly from time to time because of economic conditions.

     Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations rated AA have a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

     IBCA also assigns a rating to certain international and U.S. banks. An IBCA bank rating represents IBCA's current assessment of the strength of the bank and whether such bank would receive support should it experience difficulties. In its assessment of a bank, IBCA uses a dual rating system comprised of Legal Rating and Individual Ratings. In addition, IBCA assigns banks Long- and Short-Term Ratings as used in the corporate ratings discussed above. Legal Ratings, which range in gradation from 1 through 5, address the question of whether the bank would receive support by central banks or shareholders if it experienced difficulties, and such ratings are considered by IBCA to be a prime factor in its assessment of credit risk. Individual Ratings, which range in gradations from A through E, represent IBCA's assessment of a bank's economic merits and address the question of how the bank would be viewed if it were entirely independent and could not rely on support from state authorities or its owners.

                       REPORT OF INDEPENDENT ACCOUNTANTS


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of the Asset Allocation Fund, Domestic Income Fund, Emerging Growth Fund, Enterprise Fund, Global Equity Fund, Government Fund, Growth and Income Fund, Money Market Fund and Real Estate Securities Fund (constituting Van Kampen American Capital Life Investment Trust, hereafter referred to as the "Trust") at December 31, 1996, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Houston, Texas
February 7, 1997

 ASSET ALLOCATION FUND                                PORTFOLIO OF INVESTMENTS

                               December 31, 1996

Security Description                                         Shares Market Value
--------------------------------------------------------------------------------
COMMON STOCK 52.5%
CONSUMER DISTRIBUTION 2.4%
Dayton Hudson Corp..........................................  6,100  $  239,425
Dillard Department Stores, Inc., Class A....................  8,600     265,525
Federated Department Stores, Inc. (b)....................... 12,200     416,325
Kroger Co. (b)..............................................  6,100     283,650
Pier 1 Imports, Inc......................................... 11,600     204,450
Tupperware Corp.............................................  2,000     107,250
                                                                     ----------
                                                                      1,516,625
                                                                     ----------
CONSUMER DURABLES 1.3%
Chrysler Corp...............................................  4,400     145,200
Cooper Tire & Rubber........................................  6,200     122,450
Ford Motor Co...............................................  3,400     108,375
Masco Corp..................................................  3,500     126,000
Maytag Corp.................................................  8,900     175,775
Newell Co...................................................  5,300     166,950
                                                                     ----------
                                                                        844,750
                                                                     ----------
CONSUMER NON-DURABLES 5.9%
American Brands, Inc........................................  8,900     441,663
First Brands Corp...........................................  6,100     173,088
Philip Morris Cos., Inc..................................... 13,100   1,475,387
Quaker Oats Co..............................................  3,200     122,000
RJR Nabisco Holdings Corp................................... 31,500   1,071,000
Tambrands, Inc..............................................  3,200     130,800
Unilever NV - New York Shares (Netherlands).................  2,100     368,025
                                                                     ----------
                                                                      3,781,963
                                                                     ----------
CONSUMER SERVICES 4.4%
Comcast Corp., Class A......................................  9,600     171,000
Cox Communications, Inc., Class A (b).......................  8,900     205,813
Gannett, Inc................................................  2,300     172,213
Harcourt General, Inc.......................................  5,800     267,525
Tele-Communications, Inc., Class A (b)...................... 84,600   1,105,087
Time Warner, Inc............................................ 24,100     903,750
                                                                     ----------
                                                                      2,825,388
                                                                     ----------
ENERGY 6.1%
Amerada Hess Corp...........................................  6,000     347,250
Amoco Corp..................................................  2,500     201,250
Atlantic Richfield Co.......................................  1,900     251,750
British Petroleum PLC - ADR (United Kingdom)................  1,100     155,513
Coastal Corp................................................  3,400     166,175
Coflexip SA - ADR (France) (b)..............................  4,700     123,375
J. Ray McDermott SA (b).....................................  9,400     206,800
Occidental Petroleum Corp...................................  7,200     168,300
PanEnergy Corp.............................................. 12,100     544,500
Repsol SA - ADR (Spain).....................................  7,800     297,375
Seagull Energy Corp. (b)....................................  7,900     173,800
Sonat, Inc..................................................    800      41,200
Texaco, Inc.................................................  2,700     264,937
Total SA - ADR (France).....................................  3,956     152,950
Unocal Corp.................................................  6,500     264,062
USX Marathon Group.......................................... 10,000     238,750
YPF Sociedad Anonima - ADR (Argentina), Class D............. 12,500     315,625
                                                                     ----------
                                                                      3,913,612
                                                                     ----------

                                        See Notes to Financial Statements

 ASSET ALLOCATION FUND                    PORTFOLIO OF INVESTMENTS (CONTINUED)


                               December 31, 1996

Security Description                                         Shares Market Value
--------------------------------------------------------------------------------
FINANCE 8.4%
Aetna, Inc..................................................  8,400  $  672,000
AFLAC, Inc..................................................  7,200     307,800
Allstate Corp...............................................  4,000     231,500
AMBAC, Inc..................................................  3,900     258,862
American Bankers Insurance Group, Inc.......................  8,400     429,450
BankAmerica Corp............................................  2,600     259,350
Bankers Trust New York Corp.................................  2,300     198,375
Bear Stearns Cos., Inc...................................... 10,465     291,712
Chase Manhattan Corp........................................  3,600     321,300
CIGNA Corp..................................................  2,500     341,562
CMAC Investment Corp........................................  7,600     279,300
Conseco, Inc................................................  2,500     159,375
Everest Reinsurance Holdings................................  6,400     184,000
First USA, Inc..............................................  4,100     141,963
Great Western Financial Corp................................  5,200     150,800
J.P. Morgan & Co., Inc......................................  3,200     312,400
MBIA, Inc...................................................  4,400     445,500
PNC Financial Corp..........................................  5,800     218,225
Travelers Group, Inc........................................  4,133     187,535
                                                                     ----------
                                                                      5,391,009
                                                                     ----------
HEALTHCARE 2.7%
American Home Products Corp.................................  7,800     457,275
Lincare Holdings, Inc. (b)..................................  4,500     184,500
Mallinckrodt, Inc........................................... 13,600     600,100
Schering Plough Corp........................................  1,700     110,075
SmithKline Beecham PLC - ADR (United Kingdom)...............  1,900     129,200
Warner Lambert Co...........................................  2,400     180,000
Wellpoint Health Networks, Inc., Class A (b)................    700      24,063
                                                                     ----------
                                                                      1,685,213
                                                                     ----------
PRODUCER MANUFACTURING 4.8%
Bouygues Offshore SA - ADR (France) (b)..................... 14,800     190,550
Browning Ferris Industries, Inc............................. 12,800     336,000
Caterpillar, Inc............................................  2,700     203,175
Dover Corp..................................................  2,600     130,650
Ingersoll Rand Co...........................................  6,000     267,000
Johnson Controls, Inc.......................................  1,000      82,875
LucasVarity PLC - ADR (United Kingdom) (b)..................  4,300     163,400
Rockwell International Corp.................................  1,900     115,662
Stewart & Stevenson Services, Inc...........................  4,600     133,975
TRW, Inc....................................................  2,400     118,800
WMX Technologies, Inc....................................... 41,200   1,344,150
                                                                     ----------
                                                                      3,086,237
                                                                     ----------
RAW MATERIALS/PROCESSING INDUSTRIES 3.6%
Bethlehem Steel Corp. (b)................................... 44,900     404,100
Boise Cascade Corp.......................................... 22,600     717,550
Dow Chemical Co.............................................  3,700     289,987
LTV Corp.................................................... 14,500     172,187
Lyondell Petrochemical Co...................................  6,900     151,800
Mead Corp...................................................  2,100     122,063
Stone Container Corp........................................  6,600      98,175
Weyerhaeuser Co.............................................  3,600     170,550
Willamette Industries, Inc..................................  2,100     146,213
                                                                     ----------
                                                                      2,272,625
                                                                     ----------

                                        See Notes to Financial Statements

 ASSET ALLOCATION FUND                    PORTFOLIO OF INVESTMENTS (CONTINUED)


                               December 31, 1996

Security Description                                         Shares Market Value
--------------------------------------------------------------------------------
TECHNOLOGY 2.5%
Avnet, Inc..................................................  4,500 $   262,125
BMC Software, Inc. (b)......................................  4,200     173,775
Computer Associates International, Inc......................  2,800     139,300
Ericsson L M Telephone Co. - ADR (Sweden), Class B..........  4,500     135,844
Gateway 2000, Inc. (b)......................................  1,900     101,769
Hewlett Packard Co..........................................  2,600     130,650
International Business Machines Corp........................  1,300     196,300
Nokia Corp. - ADR (Finland).................................  2,900     167,112
Pitney Bowes, Inc...........................................  1,500      81,750
SunGard Data Systems, Inc. (b)..............................  4,800     189,600
                                                                    -----------
                                                                      1,578,225
                                                                    -----------
TRANSPORTATION 0.4%
Canadian National Railway Co................................  7,100     269,800
                                                                    -----------
UTILITIES 10.0%
Ameritech Corp. ............................................  3,000     181,875
AT & T Corp. ............................................... 17,000     739,500
Baltimore Gas & Electric Co. ...............................  3,700      98,975
Bell Atlantic Corp. ........................................  3,400     220,150
Bellsouth Corp. ............................................  2,700     109,013
Boston Edison Co. ..........................................  4,000     107,500
Carolina Power & Light Co. .................................  3,100     113,150
Central & South West Corp. .................................  3,300      84,563
Cincinnati Bell, Inc. ......................................  3,250     200,281
CMS Energy Corp. ...........................................  3,200     107,600
DTE Energy Co. .............................................  9,000     291,375
Entergy Corp. ..............................................  4,800     133,200
FPL Group, Inc. ............................................  2,600     119,600
GPU, Inc. ..................................................  4,200     141,225
Houston Industries, Inc. ................................... 14,100     319,012
Idaho Power Co. ............................................  5,500     171,187
Illinova Corp. .............................................  7,700     211,750
MCI Communications Corp. ................................... 30,000     980,625
Nipsco Industries, Inc. ....................................  1,700      67,363
Oklahoma Gas & Electric Co. ................................  8,300     346,525
Pacificorp..................................................  4,900     100,450
Peco Energy Co. ............................................  6,800     171,700
Pinnacle West Capital Corp. ................................  4,400     139,700
Public Service Co. of New Mexico............................  6,800     133,450
SBC Communications, Inc. ...................................  5,500     284,625
Sierra Pacific Resources....................................  2,400      69,000
Southwestern Public Service Co. ............................  3,900     137,962
Sprint Corp. ...............................................  8,000     319,000
Texas Utilities Co. ........................................  6,800     277,100
                                                                    -----------
                                                                      6,377,456
                                                                    -----------
TOTAL COMMON STOCK.................................................  33,542,903
                                                                    -----------

                                        See Notes to Financial Statements

 ASSET ALLOCATION FUND                    PORTFOLIO OF INVESTMENTS (CONTINUED)


                                December 31, 1996

-------------------------------------------------------------------------------
 Par
 Amount
 (000)  Description                               Coupon  Maturity Market Value
-------------------------------------------------------------------------------
        CORPORATE DEBT 19.8%
        CONSUMER DISTRIBUTION 1.5%
 $1,000 Sears Roebuck Acceptance Corp..........   6.750%  09/15/05  $   984,790
                                                                    -----------
        CONSUMER NON-DURABLES 1.6%
  1,000 Anheuser Busch Co., Inc................   7.000   09/01/05    1,001,090
                                                                    -----------
        CONSUMER SERVICES 1.5%
  1,000 Cox Communications, Inc................   6.875   06/15/05      984,210
                                                                    -----------
        ENERGY 3.4%
  1,000 Burlington Resources, Inc..............   9.125   10/01/21    1,174,800
  1,000 Enron Corp.............................   6.875   10/15/07      989,450
                                                                    -----------
                                                                      2,164,250
                                                                    -----------
        FINANCE 1.7%
  1,000 American General Corp..................   9.625   02/01/18    1,065,900
                                                                    -----------
        HEALTHCARE 1.6%
  1,000 Aetna, Inc.............................   7.125   08/15/06    1,007,550
                                                                    -----------
        PRODUCER MANUFACTURING 1.8%
  1,000 Caterpillar, Inc.......................   9.000   04/15/06    1,144,900
                                                                    -----------
        TECHNOLOGY 3.4%
  1,000 Boeing, Inc............................   8.100   11/15/06    1,089,800
  1,000 Phillips Electronics NV................   8.375   09/15/06    1,087,900
                                                                    -----------
                                                                      2,177,700
                                                                    -----------
        UTILITIES 3.3%
  1,000 Baltimore Gas & Electric Co............   7.500   01/15/07    1,042,000
  1,000 Texas Utilities Electric Co............   8.250   04/01/04    1,073,750
                                                                    -----------
                                                                      2,115,750
                                                                    -----------
        TOTAL CORPORATE DEBT....................................     12,646,140
                                                                    -----------
        U.S. GOVERNMENT OBLIGATIONS 15.9%
  3,000 U.S. Treasury Bond.....................   7.250   05/15/16    3,172,020
  4,200 U.S. Treasury Bond.....................   7.125   02/15/23    4,385,724
  2,500 U.S. Treasury Note.....................   7.250   08/15/04    2,633,975
                                                                    -----------
        TOTAL U.S. GOVERNMENT OBLIGATIONS.......................     10,191,719
                                                                    -----------
        GOVERNMENT AND AGENCY FIXED-INCOME
        OBLIGATIONS 1.6%
  1,000 Province of Nova Scotia (Canada).......   7.250   07/27/13    1,010,500
                                                                    -----------
  TOTAL LONG-TERM INVESTMENTS 89.8%
   (Cost $52,474,795) (a).......................................     57,391,262
  REPURCHASE AGREEMENT 8.8%
    BA Securities ($5,650,000 par collateralized by U.S.
    Government obligations in a pooled cash account, dated
    12/31/96, to be sold on 01/02/97 at $5,652,175).............      5,650,000
  OTHER ASSETS IN EXCESS OF LIABILITIES 1.4%....................        907,803
                                                                    -----------
  NET ASSETS 100.0%.............................................    $63,949,065
                                                                    -----------

(a) At December 31, 1996, for federal income tax purposes cost is $52,576,003, the aggregate gross unrealized appreciation is $5,557,365 and the aggregate gross unrealized depreciation is $742,106, resulting in net unrealized appreciation of $4,815,259.
(b) Non-income producing security as this stock currently does not declare dividends.

                                        See Notes to Financial Statements

 ASSET ALLOCATION FUND                     STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1996

--------------------------------------------------------------------------------

ASSETS:
Long-Term Investments, at Market Value (Cost $52,474,795) (Note 1).  $57,391,262
Repurchase Agreement (Note 1)......................................    5,650,000
Cash...............................................................        5,090
Receivables:
 Securities Sold...................................................      822,495
 Interest..........................................................      502,024
 Dividends.........................................................       86,961
Other..............................................................       15,551
                                                                     -----------
 Total Assets......................................................   64,473,383
                                                                     -----------
LIABILITIES:
Payables:
 Fund Shares Repurchased...........................................      228,869
 Securities Purchased..............................................      205,612
 Investment Advisory Fee (Note 2)..................................       20,115
 Distributor and Affiliates (Note 2)...............................        2,562
Deferred Compensation and Retirement Plans (Note 2)................       39,272
Accrued Expenses...................................................       27,888
                                                                     -----------
 Total Liabilities.................................................      524,318
                                                                     -----------
NET ASSETS.........................................................  $63,949,065
                                                                     -----------
NET ASSETS CONSIST OF:
Capital (Note 3)...................................................  $57,866,139
Accumulated Net Realized Gain on Securities........................    1,119,228
Net Unrealized Appreciation on Securities..........................    4,916,467
Accumulated Undistributed Net Investment Income....................       47,231
                                                                     -----------
NET ASSETS.........................................................  $63,949,065
                                                                     -----------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
 (Based on net assets of $63,949,065 and 5,633,242 shares of
 beneficial interest issued and outstanding).......................  $     11.35
                                                                     -----------

                                        See Notes to Financial Statements

 ASSET ALLOCATION FUND                                 STATEMENT OF OPERATIONS


                     For the Year Ended December 31, 1996

--------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest...........................................................  $ 1,889,646
Dividends..........................................................      879,270
                                                                     -----------
 Total Income......................................................    2,768,916
                                                                     -----------
EXPENSES:
Investment Advisory Fee (Note 2)...................................      316,002
Accounting (Note 2)................................................       51,837
Trustees Fees and Expenses (Note 2)................................       30,314
Custody............................................................       22,628
Audit..............................................................       19,433
Shareholder Services (Note 2)......................................       15,323
Legal (Note 2).....................................................        9,796
Other .............................................................       45,742
                                                                     -----------
 Total Expenses....................................................      511,075
 Less Fees Waived and Expenses Reimbursed ($113,873 and $18,000,
 respectively) (Note 2)............................................      131,873
                                                                     -----------
 Net Expenses......................................................      379,202
                                                                     -----------
NET INVESTMENT INCOME..............................................  $ 2,389,714
                                                                     -----------
REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
Net Realized Gain on Investments...................................  $ 6,901,393
                                                                     -----------
Unrealized Appreciation/Depreciation on Securities:
 Beginning of the Period...........................................    6,032,972
 End of the Period:
 Investments.......................................................    4,916,467
                                                                     -----------
Net Unrealized Depreciation on Securities During the Period........   (1,116,505)
                                                                     -----------
NET REALIZED AND UNREALIZED GAIN ON SECURITIES.....................  $ 5,784,888
                                                                     -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS.........................  $ 8,174,602
                                                                     -----------

                                              STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended December 31, 1996 and 1995

--------------------------------------------------------------------------------

                                                  Year Ended         Year Ended
                                           December 31, 1996  December 31, 1995
--------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income....................       $  2,389,714       $  2,324,931
Net Realized Gain on Securities..........          6,901,393          6,122,759
Net Unrealized Appreciation/Depreciation
 on Securities During the Period.........         (1,116,505)         7,920,361
                                                ------------       ------------
Change in Net Assets from Operations.....          8,174,602         16,368,051
                                                ------------       ------------
Distributions from Net Investment Income.         (2,362,025)        (2,326,257)
Distributions from Net Realized Gain on
 Securities (Note 1).....................         (6,874,314)        (4,841,441)
                                                ------------       ------------
Total Distributions......................         (9,236,339)        (7,167,698)
                                                ------------       ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
ACTIVITIES...............................         (1,061,737)         9,200,353
                                                ------------       ------------
FROM CAPITAL TRANSACTIONS (NOTE 3):
Proceeds from Shares Sold................          4,725,803          1,931,514
Net Asset Value of Shares Issued Through
Dividend Reinvestment....................          9,236,339          7,167,697
Cost of Shares Repurchased...............        (11,932,457)       (11,954,380)
                                                ------------       ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
TRANSACTIONS.............................          2,029,685         (2,855,169)
                                                ------------       ------------
TOTAL INCREASE IN NET ASSETS.............            967,948          6,345,184
NET ASSETS:
Beginning of the Period..................         62,981,117         56,635,933
                                                ------------       ------------
End of the Period (Including accumulated
 undistributed net investment income of
 $47,231 and $19,542, respectively)......       $ 63,949,065       $ 62,981,117
                                                ------------       ------------

                                        See Notes to Financial Statements

 ASSET ALLOCATION FUND                                    FINANCIAL HIGHLIGHTS

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

-------------------------------------------------------------------------------

                                                 Year Ended December 31,
                                           ------------------------------------
                                              1996   1995   1994    1993   1992
-------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period..  $11.64  $9.99 $11.80  $11.92 $12.08
                                           ------- ------ ------  ------ ------
 Net Investment Income....................    .482    .48    .45     .29    .37
 Net Realized and Unrealized
  Gain/Loss on Securities.................   1.083 2.6425   (.89)  .6025   .493
                                           ------- ------ ------  ------ ------
Total from Investment Operations..........   1.565 3.1225   (.44)  .8925   .863
                                           ------- ------ ------  ------ ------
Less:
 Distributions from Net Investment Income.    .478  .4775    .45   .2925  .3689
 Distributions from Net Realized
  Gain on Securities......................   1.375   .995    .90     .63  .6541
 Distributions in Excess of Net Realized
  Gain on Securities......................     -0-    -0-    .02     .09    -0-
                                           ------- ------ ------  ------ ------
Total Distributions.......................   1.853 1.4725   1.37  1.0125  1.023
                                           ------- ------ ------  ------ ------
Net Asset Value, End of the Period........ $11.352 $11.64  $9.99  $11.80 $11.92
                                           ------- ------ ------  ------ ------
Total Return*.............................  13.87% 31.36% (3.66%)  7.71%  7.28%
Net Assets at End of the Period (In
millions).................................   $63.9  $63.0  $56.6   $64.9  $59.6
Ratio of Expenses to Average Net Assets*..    .60%   .60%   .60%    .60%   .60%
Ratio of Net Investment Income to Average
Net Assets*...............................   3.78%  3.85%  3.70%   2.34%  3.05%
Portfolio Turnover........................    118%   124%   163%    150%   126%
Average Commission Paid Per Equity Share
Traded (a)................................  $.0561    --     --      --     --
*If certain expenses had not been assumed by VKAC, Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets...    .81%   .74%   .72%    .74%   .77%
Ratio of Net Investment Income to Average
Net Assets................................   3.57%  3.71%  3.58%   2.20%  2.88%

(a) Represents the average brokerage commissions paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal periods prior to 1996.

                                        See Notes to Financial Statements

 DOMESTIC INCOME FUND                                 PORTFOLIO OF INVESTMENTS


                               December 31, 1996

--------------------------------------------------------------------------------
 Par
 Amount
 (000)  Description                                Coupon  Maturity Market Value
--------------------------------------------------------------------------------
        CORPORATE DEBT OBLIGATIONS 81.9%
        CONSUMER DISTRIBUTION 15.8%
 $ 500  Borden, Inc............................     7.875% 02/15/23   $  447,800
   500  CompUSA, Inc...........................     9.500  06/15/00      513,750
   300  ConAgra, Inc...........................     9.750  03/01/21      374,730
   500  Nabisco, Inc...........................     7.550  06/15/15      497,500
   500  Orchard Supply.........................     9.375  02/15/02      531,875
   500  Petro PSC Properties...................    12.500  06/01/02      508,750
   250  Specialty Retailers, Inc...............    11.000  08/15/03      261,875
                                                                      ----------
                                                                       3,136,280
                                                                      ----------
        CONSUMER NON-DURABLES 2.7%
   500  Dimon, Inc.............................     8.875  06/01/06      524,750
                                                                      ----------
        CONSUMER SERVICES 15.3%
   500  Circus Circus Enterprises, Inc.........     6.450  02/01/06      481,300
   500  Cox Communications, Inc................     7.250  11/15/15      488,400
   500  News America Holdings, Inc.............    10.125  10/15/12      578,290
   500  TCI Communications, Inc................     8.750  08/01/15      497,700
   500  Valassis Communications, Inc...........     9.550  12/01/03      523,500
   500  Viacom, Inc............................     7.625  01/15/16      463,500
                                                                      ----------
                                                                       3,032,690
                                                                      ----------
        ENERGY 12.5%
   455  Coastal Corp...........................    10.250  10/15/04      539,995
   500  HS Resources, Inc......................     9.875  12/01/03      522,500
   300  Noram Energy Corp......................    10.000  11/15/19      337,875
   500  Occidental Petroleum Corp..............    10.125  11/15/01      570,850
   500  PDV America, Inc.......................     7.875  08/01/03      497,550
                                                                      ----------
                                                                       2,468,770
                                                                      ----------
        FINANCE 4.9%
   376  First PV Funding Corp., Ser 1986A......    10.300  01/15/14      399,970
   540  Phoenix RE Corp........................     9.750  08/15/03      580,500
                                                                      ----------
                                                                         980,470
                                                                      ----------
        HEALTHCARE 8.0%
   500  Allegiance Corp........................     7.800  10/15/16      511,600
   500  Manor Care, Inc........................     7.500  06/15/06      513,900
   500  Quorum Health Group....................    11.875  12/15/02      550,000
                                                                      ----------
                                                                       1,575,500
                                                                      ----------
        PRODUCER MANUFACTURING 3.9%
   500  Tarkett International GMBH (Germany)
        (Yankee Bond)..........................     9.000  03/01/02      513,750
   250  U.S. Can Corp., 144A Private Placement
        (c)....................................    10.125  10/15/06      263,125
                                                                      ----------
                                                                         776,875
                                                                      ----------
        RAW MATERIALS/PROCESSING INDUSTRIES 2.9%
   500  Georgia-Pacific Corp...................     9.950  06/15/02      571,600
                                                                      ----------
        TRANSPORTATION 9.6%
   500  Delta Airlines, Inc....................     9.750  05/15/21      605,500
   500  International Shipholding Corp.........     9.000  07/01/03      505,000
   500  Southwest Airlines Co..................     9.400  07/01/01      553,415
   200  United Airlines, Inc...................    10.020  03/22/14      241,200
                                                                      ----------
                                                                       1,905,115
                                                                      ----------

                                              See Notes to Financial Statements

 DOMESTIC INCOME FUND                     PORTFOLIO OF INVESTMENTS (CONTINUED)


                               December 31, 1996

-------------------------------------------------------------------------------
 Par
 Amount
 (000)  Description                               Coupon  Maturity Market Value
-------------------------------------------------------------------------------
        UTILITIES 6.3%
 $ 500  360 Communications Co..................    7.500% 03/01/06  $   497,300
   350  Monongahela Power Co...................    8.375  07/01/22      374,150
   350  Public Service Co. of Colorado.........    8.750  03/01/22      378,175
                                                                    -----------
                                                                      1,249,625
                                                                    -----------
        TOTAL CORPORATE DEBT OBLIGATIONS.......                      16,221,675
                                                                    -----------
        GOVERNMENT OBLIGATIONS 9.9%
   839  Federal National Mortgage Association,
        Pool...................................   10.000  04/01/21      918,967
   500  Republic of South Africa (South
        Africa)................................    8.375  10/17/06      504,050
   500  United Mexican States (Mexico).........   11.375  09/15/16      526,250
                                                                    -----------
        TOTAL GOVERNMENT OBLIGATIONS...........                       1,949,267
                                                                    -----------
        COMMON AND PREFERRED STOCK 3.8%
        FF Holdings Co., 2,500 common shares (b)................             25
        Supermarkets General Holdings Corp., 6,889 preferred
        shares, dividends of $3.52 per share (d)................        175,669
        Time Warner, Inc., 537 Series M preferred shares,
        dividend rate of $10.251 (c)............................        583,108
                                                                    -----------
        TOTAL COMMON AND PREFERRED STOCK........................        758,802
                                                                    -----------
 TOTAL LONG-TERM INVESTMENTS 95.6%
  (Cost $18,265,945) (a)........................................     18,929,744
 REPURCHASE AGREEMENT 3.0%
  BA Securities ($585,000 par collateralized by U.S. Government obligations in a pooled cash
  account, dated 12/31/96, to be sold on 01/02/97 at $585,225)..        585,000
 OTHER ASSETS IN EXCESS OF LIABILITIES 1.4%.....................        282,553
                                                                    -----------
 NET ASSETS 100.0%..............................................    $19,797,297
                                                                    -----------

(a) At December 31, 1996, for federal income tax purposes cost is $18,268,915, the aggregate gross unrealized appreciation is $786,395 and the aggregate gross unrealized depreciation is $125,565 resulting in net unrealized appreciation of $660,830.

(b) Non-income producing security as this stock currently does not declare dividends.

(c) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

(d) Payment-in-kind security.

                                        See Notes to Financial Statements

 DOMESTIC INCOME FUND                      STATEMENT OF ASSETS AND LIABILITIES


                               December 31, 1996

--------------------------------------------------------------------------------
ASSETS:
Long-Term Investments, at Market Value (Cost $18,265,945) (Note
1)................................................................  $18,929,744
Repurchase Agreement (Note 1).....................................      585,000
Cash..............................................................        1,401
Interest Receivable...............................................      371,587
Other.............................................................        1,132
                                                                    -----------
 Total Assets.....................................................   19,888,864
                                                                    -----------
LIABILITIES:
Payables:
 Fund Shares Repurchased..........................................       34,998
 Distributor and Affiliates (Note 2)..............................        2,510
Deferred Compensation and Retirement Plans (Note 2)...............       44,659
Accrued Expenses..................................................        9,400
                                                                    -----------
 Total Liabilities................................................       91,567
                                                                    -----------
NET ASSETS........................................................  $19,797,297
                                                                    -----------
NET ASSETS CONSIST OF:
Capital (Note 3)..................................................  $20,772,963
Net Unrealized Appreciation on Securities.........................      663,799
Accumulated Undistributed Net Investment Income...................       34,326
Accumulated Net Realized Loss on Securities.......................   (1,673,791)
                                                                    -----------
NET ASSETS........................................................  $19,797,297
                                                                    -----------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
 (Based on net assets of $19,797,297 and 2,472,121 shares of
 beneficial interest issued and outstanding)......................  $      8.01
                                                                    -----------

                                              See Notes to Financial Statements

 DOMESTIC INCOME FUND                                  STATEMENT OF OPERATIONS


                     For the Year Ended December 31, 1996

--------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest............................................................  $1,836,107
Dividends...........................................................      38,241
Other...............................................................      15,000
                                                                      ----------
 Total Income.......................................................   1,889,348
                                                                      ----------
EXPENSES:
Investment Advisory Fee (Note 2)....................................     110,243
Accounting (Note 2).................................................      44,328
Trustees Fees and Expenses (Note 2).................................      38,560
Audit...............................................................      20,174
Shareholder Services (Note 2).......................................      15,317
Printing............................................................      13,977
Custody.............................................................      12,116
Legal (Note 2)......................................................       7,282
Other ..............................................................      21,397
                                                                      ----------
 Total Expenses.....................................................     283,394
 Less Fee Waived and Expenses Reimbursed ($110,243 and $40,859,
 respectively) (Note 2).............................................     151,102
                                                                      ----------
 Net Expenses.......................................................     132,292
                                                                      ----------
NET INVESTMENT INCOME...............................................  $1,757,056
                                                                      ----------
REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
Realized Gain/Loss on Securities:
 Investments........................................................  $  372,946
 Forward Commitments................................................     (22,031)
                                                                      ----------
Net Realized Gain on Securities.....................................     350,915
                                                                      ----------
Unrealized Appreciation/Depreciation on Securities:
 Beginning of the Period............................................   1,508,520
 End of the Period:
 Investments........................................................     663,799
                                                                      ----------
Net Unrealized Depreciation on Securities During the Period.........    (844,721)
                                                                      ----------
NET REALIZED AND UNREALIZED LOSS ON SECURITIES......................  $ (493,806)
                                                                      ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS..........................  $1,263,250
                                                                      ----------

                                        STATEMENT OF CHANGES IN NET ASSETS


                 For the Years Ended December 31, 1996 and 1995

--------------------------------------------------------------------------------
                                                  Year Ended         Year Ended
                                           December 31, 1996  December 31, 1995
--------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income....................        $ 1,757,056        $ 2,110,912
Net Realized Gain on Securities..........            350,915            222,049
Net Unrealized Appreciation/Depreciation
 on Securities During the Period.........           (844,721)         2,671,771
                                                 -----------        -----------
Change in Net Assets from Operations.....          1,263,250          5,004,732
Distributions from Net Investment Income.         (1,735,294)        (2,098,216)
                                                 -----------        -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT
ACTIVITIES...............................           (472,044)         2,906,516
                                                 -----------        -----------
FROM CAPITAL TRANSACTIONS (NOTE 3):
Proceeds from Shares Sold................          6,174,993          7,719,168
Net Asset Value of Shares Issued Through
Dividend Reinvestment....................          1,735,294          2,098,217
Cost of Shares Repurchased...............        (14,203,241)        (7,435,575)
                                                 -----------        -----------
NET CHANGE IN NET ASSETS FROM CAPITAL
TRANSACTIONS.............................         (6,292,954)         2,381,810
                                                 -----------        -----------
TOTAL INCREASE/DECREASE IN NET ASSETS....         (6,764,998)         5,288,326
NET ASSETS:
Beginning of the Period..................         26,562,295         21,273,969
                                                 -----------        -----------
End of the Period (Including accumulated
 undistributed net investment income of
 $34,326 and $16,531, respectively)......        $19,797,297        $26,562,295
                                                 -----------        -----------

                                             See Notes to Financial Statements

 DOMESTIC INCOME FUND                                     FINANCIAL HIGHLIGHTS

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

--------------------------------------------------------------------------------
                                               Year Ended December 31,
                                        ---------------------------------------
                                          1996    1995     1994    1993    1992
-------------------------------------------------------------------------------
Net Asset Value, Beginning of the
Period.................................  $8.21   $7.35    $8.58   $8.00   $7.74
                                        ------  ------ --------  ------ -------
 Net Investment Income.................   .755     .71      .85     .72     .69
 Net Realized and Unrealized
  Gain/Loss on Securities..............  (.212)  .8525  (1.2275)  .5825   .2725
                                        ------  ------ --------  ------ -------
Total from Investment Operations.......   .543  1.5625   (.3775) 1.3025   .9625
Less Distributions from Net Investment
Income.................................   .745   .7025    .8525   .7225   .7025
                                        ------  ------ --------  ------ -------
Net Asset Value, End of the Period..... $8.008   $8.21    $7.35   $8.58   $8.00
                                        ------  ------ --------  ------ -------
Total Return*..........................  6.68%  21.37%   (4.33%) 16.32%  12.50%
Net Assets at End of the Period (In
millions)..............................  $19.8   $26.6    $21.3   $27.4   $21.1
Ratio of Expenses to Average Net
Assets*................................   .60%    .60%     .60%    .60%    .60%
Ratio of Net Investment Income to
Average Net Assets*....................  7.97%   8.11%    8.35%   7.80%   8.89%
Portfolio Turnover.....................    77%     54%      94%    130%    117%
*If certain expenses had not been assumed by VKAC, Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
Assets.................................  1.29%    .93%     .95%    .95%    .95%
Ratio of Net Investment Income to
Average Net Assets.....................  7.28%   7.78%    8.00%   7.40%   8.54%

                                              See Notes to Financial Statements

 EMERGING GROWTH FUND                                 PORTFOLIO OF INVESTMENTS

                               December 31, 1996

--------------------------------------------------------------------------------
Security Description                                        Shares Market Value
--------------------------------------------------------------------------------
COMMON STOCK 94.0%
CONSUMER DISTRIBUTION 8.8%
Bed Bath & Beyond, Inc. (b)................................ 1,050      $ 25,462
CDW Computer Centers, Inc. (b).............................   400        23,725
Central Garden & Pet Co. (b)...............................   300         6,319
CompUSA, Inc. (b).......................................... 1,100        22,688
Consolidated Stores Corp. (b)..............................   812        26,085
Danka Business Systems--ADR (United Kingdom)...............   325        11,497
Dollar General Corp........................................   350        11,200
Eagle Hardware & Garden, Inc. (b)..........................   600        12,450
Finish Line, Inc., Class A (b).............................   600        12,675
Hughes Supply, Inc.........................................   200         8,625
Inacom Corp. (b)...........................................   375        15,000
Ingram Micro, Inc., Class A (b)............................   500        11,500
Interstate Bakeries Corp...................................   500        24,562
Just for Feet, Inc. (b)....................................   450        11,813
Kroger Co. (b).............................................   450        20,925
Miller (Herman) Inc........................................   100         5,663
Richfood Holdings, Inc.....................................   525        12,731
Ross Stores, Inc...........................................   550        27,500
Safeway, Inc. (b)..........................................   950        40,612
Saks Holdings, Inc.........................................   400        10,800
Sports Authority, Inc. (b).................................   300         6,525
Staples, Inc. (b)..........................................   700        12,644
Tiffany & Co...............................................   550        20,144
TJX Cos., Inc..............................................   450        21,319
U.S. Office Products Co. (b)...............................   250         8,531
Vons Cos., Inc. (b)........................................   750        44,906
                                                                       --------
                                                                        455,901
                                                                       --------
CONSUMER DURABLES 0.4%
Blyth Industries, Inc. (b).................................   200         9,125
Ethan Allen Interiors, Inc.................................   300        11,550
                                                                       --------
                                                                         20,675
                                                                       --------
CONSUMER NON-DURABLES 5.3%
Borders Group, Inc. (b)....................................   350        12,556
Coca-Cola Enterprises, Inc.................................   500        24,250
Gadzooks, Inc. (b).........................................   350         6,388
Gucci Group NV (b).........................................   275        17,566
Liz Claiborne, Inc.........................................   450        17,381
Nautica Enterprises, Inc. (b).............................. 1,050        26,512
Nike, Inc., Class B........................................ 1,275        76,181
St. John Knits, Inc........................................   550        23,925
Tommy Hilfiger Corp. (b)...................................   750        36,000
USA Detergents, Inc. (b)...................................   400        16,650
Wolverine World Wide, Inc..................................   625        18,125
                                                                       --------
                                                                        275,534
                                                                       --------
CONSUMER SERVICES 10.9%
AccuStaff, Inc. (b)........................................   706        14,914
Amresco, Inc. (b)..........................................   800        21,400
APAC Teleservices, Inc. (b)................................   700        26,862
Apollo Group, Inc., Class A (b)............................   500        16,719
Boston Chicken, Inc. (b)...................................   250         8,969
Caribiner International, Inc. (b)..........................   150         7,538
CKE Restaurants, Inc.......................................   100         3,600

                                             See Notes to Financial Statements

 EMERGING GROWTH FUND                     PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1996

--------------------------------------------------------------------------------
Security Description                                        Shares Market Value
-------------------------------------------------------------------------------
CONSUMER SERVICES (CONTINUED)
Consolidated Graphics, Inc. (b)............................   250      $ 14,000
COREstaff, Inc. (b)........................................   450        10,659
Corrections Corp. of America (b)...........................   900        27,562
Doubletree Corp. (b).......................................   900        40,500
Evergreen Media, Class A (b)...............................   675        16,875
Gartner Group, Inc., Class A (b)...........................   650        25,309
HA-LO Industries, Inc. (b).................................   437        12,017
HFS, Inc. (b).............................................. 1,000        59,750
Imperial Credit Industries, Inc. (b)....................... 1,800        37,800
Infinity Broadcasting Corp. (b)............................   300        10,088
International Game Technology..............................   500         9,125
Interpublic Group of Cos., Inc.............................   350        16,625
Landry's Seafood Restaurant, Inc. (b)......................   200         4,275
Meredith Corp..............................................   600        31,650
MGM Grand, Inc. (b)........................................   200         6,975
National Data Corp.........................................   450        19,575
Omnicom Group..............................................   400        18,300
Penske Motorsports, Inc. (b)...............................   200         5,050
Prime Hospitality Corp. (b)................................   300         4,838
Promus Hotel Corp. (b).....................................   450        13,331
Rainforest Cafe, Inc. (b)..................................   350         8,225
Regal Cinemas, Inc. (b)....................................   900        27,675
Reynolds & Reynolds Co., Class A...........................   725        18,850
Robert Half International, Inc. (b)........................   300        10,313
Sitel Corp. (b)............................................ 1,000        14,125
Whittman-Hart, Inc.........................................   100         2,563
                                                                       --------
                                                                        566,057
                                                                       --------
ENERGY 10.3%
Baker Hughes, Inc..........................................   300        10,350
Barrett Resources Corp. (b)................................   300        12,788
Benton Oil & Gas Co. (b)...................................   400         9,050
BJ Services Co. (b)........................................   300        15,300
Chesapeake Energy Corp. (b)................................   850        47,281
Cliffs Drilling Co. (b)....................................   250        15,813
Comstock Resources, Inc. (b)...............................   700         9,100
Cooper Cameron Corp. (b)...................................   500        38,250
Diamond Offshore Drilling, Inc. (b)........................   600        34,200
ENSCO International, Inc. (b)..............................   375        18,188
Falcon Drilling (b)........................................   300        11,775
Flores & Rucks, Inc. (b)...................................   400        21,300
Forcenergy Gas Exploration, Inc. (b).......................   550        19,938
Global Marine, Inc. (b).................................... 1,100        22,687
Marine Drilling Cos., Inc. (b).............................   750        14,766
Noble Drilling Corp. (b)...................................   650        12,919
Nuevo Energy Co. (b).......................................   200        10,400
Pogo Producing Co..........................................   650        30,712
Reading & Bates Corp. (b).................................. 1,000        26,500
Rowan Cos., Inc. (b)....................................... 1,350        30,544
Smith International, Inc. (b)..............................   750        33,656
Tidewater, Inc.............................................   550        24,887
Transocean Offshore, Inc...................................   650        40,706
United Meridian Corp. (b)..................................   450        23,287
                                                                       --------
                                                                        534,397
                                                                       --------

                                    B-67

                                               See Notes to Financial Statements

 EMERGING GROWTH FUND                     PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1996

--------------------------------------------------------------------------------
Security Description                                        Shares Market Value
-------------------------------------------------------------------------------
FINANCE 10.7%
Aames Financial Corp.......................................   450      $ 16,144
American Bankers Insurance Group, Inc......................   250        12,781
Astoria Financial Corp.....................................   200         7,375
Bank of Boston Corp........................................   500        32,125
CMAC Investment Corp.......................................   800        29,400
Conseco, Inc...............................................   700        44,625
ContiFinancial Corp. (b)...................................   200         7,225
CRA Managed Care, Inc. (b).................................   100         4,500
Cullen Frost Bankers, Inc..................................   300         9,975
Finova Group, Inc..........................................   600        38,550
First Bank System, Inc.....................................   250        17,063
Green Tree Financial Corp..................................   700        27,037
GreenPoint Financial Corp..................................   275        12,994
Household International, Inc...............................   400        36,900
Money Store, Inc...........................................   600        16,575
North Fork Bancorp, Inc....................................   250         8,906
Old Republic International Corp............................   400        10,700
Penncorp Financial Group, Inc..............................   600        21,600
Peoples Heritage Financial Group...........................   350         9,800
RAC Financial Group, Inc. (b)..............................   400         8,450
Star Banc Corp.............................................   175        16,078
Student Loan Marketing Assn................................   350        32,594
SunAmerica, Inc............................................ 1,200        53,250
TCF Financial Corp. (b)....................................   600        26,100
TIG Holdings Inc...........................................   250         8,469
Washington Mutual, Inc..................................... 1,000        43,312
                                                                       --------
                                                                        552,528
                                                                       --------
HEALTHCARE 7.5%
Curative Health Services, Inc. (b).........................   300         8,306
Dura Pharmaceuticals, Inc. (b)............................. 1,400        66,850
ESC Medical Systems, Ltd. (b)..............................   200         5,100
HBO & Co...................................................   550        32,656
Health Management Association, Inc., Class A (b)........... 1,000        22,500
Healthsouth Corp. (b)...................................... 1,050        40,556
Henry Schein, Inc. (b).....................................   200         6,875
Jones Medical Industries, Inc..............................   500        18,313
Medicis Pharmaceutical Corp., Class A (b)..................   400        17,600
Mentor Corp................................................   600        17,700
MiniMed Inc. (b)...........................................   400        12,900
Omnicare, Inc.............................................. 1,650        53,006
Parexel International Corp. (b)............................   200        10,325
Quintiles Transnational Corp. (b)..........................   350        23,187
Renal Treatment Centers, Inc. (b)..........................   750        19,125
Rexall Sundown, Inc. (b)...................................   350         9,516
Total Renal Care Holdings, Inc. (b)........................   350        12,688
Universal Health Services, Inc., Class B (b)...............   350        10,019
                                                                       --------
                                                                        387,222
                                                                       --------
PRODUCER MANUFACTURING 4.2%
American Power Conversion Corp. (b)........................   400        10,900
Camco International, Inc...................................   300        13,838
Danaher Corp...............................................   425        19,816
ITT Hartford Group, Inc....................................   200        13,500
Mastec, Inc. (b)...........................................   300        15,900

                                               See Notes to Financial Statements

 EMERGING GROWTH FUND                     PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1996

--------------------------------------------------------------------------------
Security Description                                        Shares Market Value
-------------------------------------------------------------------------------
PRODUCER MANUFACTURING (CONTINUED)
Mueller Industries, Inc. (b)...............................   250      $  9,625
Precision Castparts Corp...................................   350        17,369
Shaw Group, Inc. (b).......................................   200         4,675
U.S. Filter Corp. (b)...................................... 1,050        33,337
United Waste Systems, Inc. (b)............................. 1,000        34,375
USA Waste Services, Inc. (b)............................... 1,285        40,959
                                                                       --------
                                                                        214,294
                                                                       --------
RAW MATERIALS/PROCESSING INDUSTRIES 2.2%
Cytec Industries, Inc. (b).................................   200         8,125
Goodrich (B.F.) Co.........................................   600        24,300
Praxair, Inc...............................................   550        25,369
Raychem Corp...............................................   400        32,050
Sealed Air Corp. (b).......................................   250        10,406
Titanium Metals Corp. (b)..................................   400        13,150
                                                                       --------
                                                                        113,400
                                                                       --------
TECHNOLOGY 31.4%
Acxiom Corp. (b)........................................... 1,000        24,000
ADC Telecommunications, Inc. (b)........................... 1,100        34,237
Andrew Corp. (b)...........................................   500        26,531
Applied Magnetics Corp. (b)................................   200         5,975
Ascend Communications, Inc................................. 1,400        86,975
Aspect Telecommunications Corp. (b)........................   600        38,100
Aspen Technology, Inc. (b).................................   300        24,075
BMC Industries, Inc........................................   350        11,025
BMC Software, Inc. (b)..................................... 1,350        55,856
Cadence Design Systems, Inc. (b)........................... 1,100        43,725
Cambridge Technology Partners (b)..........................   700        23,494
Cascade Communications Corp. (b)...........................   850        46,856
CBT Group PLC--ADR (Ireland) (b)...........................   100         5,425
Ciber, Inc. (b)............................................   400        12,000
Cisco Systems, Inc. (b).................................... 1,200        76,350
Citrix Systems, Inc. (b)...................................   500        19,531
Clarify, Inc. (b)..........................................   400        19,200
Cognos, Inc. (b)...........................................   400        11,250
Compuware Corp. (b)........................................   700        35,087
Comverse Technology, Inc. (b)..............................   450        17,016
Concord EFS, Inc. (b)......................................   475        13,419
Dell Computer Corp. (b).................................... 1,600        85,000
DSP Communications, Inc. (b)...............................   300         5,813
Dynatech Corp. (b).........................................   650        28,763
Encad, Inc. (b)............................................   300        12,375
Engineering Animation, Inc. (b)............................   100         2,425
Intel Corp.................................................   325        42,555
Legato Systems Inc. (b)....................................   450        14,681
Lucent Technologies, Inc...................................   400        18,500
McAfee Associates, Inc. (b)................................ 2,187        96,228
National TechTeam, Inc. (b)................................   250         5,000
Network General Corp. (b)..................................   300         9,075
Oracle Systems Corp. (b)...................................   550        22,963
PairGain Technologies, Inc. (b)............................ 2,900        88,269
Parametric Technology Corp. (b)............................   900        46,237
Paychex, Inc...............................................   600        30,862

                                            See Notes to Financial Statements

 EMERGING GROWTH FUND                     PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1996

--------------------------------------------------------------------------------
Security Description                                        Shares Market Value
-------------------------------------------------------------------------------
TECHNOLOGY (CONTINUED)
Peoplesoft, Inc. (b)....................................... 1,950    $   93,478
Rational Software Corp. (b)................................   350        13,847
Remedy Corp. (b)...........................................   200        10,750
Sanmina Corp. (b)..........................................   250        14,125
Saville Systems PLC--ADR (Ireland) (b).....................   300        12,188
SCI Systems, Inc. (b)......................................   500        22,313
Security Dynamics Technology (b)...........................   700        22,050
Sun Microsystems, Inc. (b).................................   900        23,119
SunGard Data Systems, Inc. (b).............................   700        27,650
Technology Solutions Co. (b)...............................   400        16,600
Tellabs, Inc. (b).......................................... 1,300        48,912
3Com Corp. (b).............................................   500        36,687
Ultrak, Inc. (b)...........................................   150         4,575
Uniphase Corp. (b).........................................   250        13,125
Vanstar Corp. (b)..........................................   800        19,600
Vantive Corp. (b)..........................................   400        12,500
Viasoft, Inc. (b).......................................... 1,000        47,250
Visio Corp. (b)............................................   100         4,950
Vitesse Semiconductor Corp. (b)............................   550        25,025
Wind River Systems, Inc. (b)...............................   400        18,950
                                                                     ----------
                                                                      1,626,567
                                                                     ----------
TRANSPORTATION 0.7%
Comair Holdings, Inc.......................................   450        10,800
Continental Airlines, Inc., Class B (b)....................   600        16,950
Trico Marine Services, Inc. (b)............................   200         9,600
                                                                     ----------
                                                                         37,350
                                                                     ----------
UTILITIES 1.6%
ACC Corp. (b)..............................................   400        12,100
AES Corp. (b)..............................................   350        16,275
Billing Information Concepts Corp. (b).....................   500        14,375
Cincinnati Bell, Inc.......................................   600        36,975
VideoServer, Inc. (b)......................................   100         4,250
                                                                     ----------
                                                                         83,975
                                                                     ----------
TOTAL LONG-TERM INVESTMENTS 94.0%
 (Cost $3,923,841) (a)............................................    4,867,900
REPURCHASE AGREEMENT 5.9%
 BA Securities ($305,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 12/31/96, to be sold
 on 01/02/97 at $305,117).........................................      305,000
OTHER ASSETS IN EXCESS OF LIABILITIES 0.1%........................        5,287
                                                                     ----------
NET ASSETS 100.0%.................................................   $5,178,187
                                                                     ----------

(a) At December 31, 1996, for federal income tax purposes cost is $3,933,227, the aggregate gross unrealized appreciation is $1,047,590 and the aggregate gross unrealized depreciation is $112,917, resulting in net unrealized ap-preciation of $934,673.

(b) Non-income producing security as this stock currently does not declare div-idends.

                                             See Notes to Financial Statements

 EMERGING GROWTH FUND                      STATEMENT OF ASSETS AND LIABILITIES


                               December 31, 1996

--------------------------------------------------------------------------------
ASSETS:
Long-Term Investments, at Market Value (Cost $3,923,841) (Note 1)..  $4,867,900
Repurchase Agreement (Note 1)......................................     305,000
Cash...............................................................       4,586
Receivables:
 Securities Sold...................................................      44,738
 Fund Shares Sold..................................................       4,419
 Dividends.........................................................       1,142
Unamortized Organizational Expenses (Note 1).......................       4,779
                                                                     ----------
 Total Assets......................................................   5,232,564
                                                                     ----------
LIABILITIES:
Payables:
 Fund Shares Repurchased...........................................      28,363
 Distributor and Affiliates (Note 2)...............................       2,150
Accrued Expenses...................................................      18,937
Deferred Compensation and Retirement Plans (Note 2)................       4,927
                                                                     ----------
 Total Liabilities.................................................      54,377
                                                                     ----------
NET ASSETS.........................................................  $5,178,187
                                                                     ----------
NET ASSETS CONSIST OF:
Capital (Note 3)...................................................  $4,650,241
Net Unrealized Appreciation on Securities..........................     944,059
Accumulated Net Investment Loss....................................      (4,926)
Accumulated Net Realized Loss on Securities........................    (411,187)
                                                                     ----------
NET ASSETS.........................................................  $5,178,187
                                                                     ----------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
 (Based on net assets of $5,178,187 and 379,065 shares of
 beneficial interest issued and outstanding).......................  $    13.66
                                                                     ----------

                                    B-71
                                               See Notes to Financial Statements

 EMERGING GROWTH FUND                                  STATEMENT OF OPERATIONS


                      For the Year Ended December 31, 1996

--------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest............................................................  $  15,312
Dividends...........................................................     12,069
                                                                      ---------
 Total Income.......................................................     27,381
                                                                      ---------
EXPENSES:
Accounting (Note 2).................................................     41,089
Investment Advisory Fee (Note 2)....................................     28,284
Audit...............................................................     15,874
Shareholder Services (Note 2).......................................     15,534
Printing............................................................     13,817
Trustees Fees and Expenses (Note 2).................................      9,414
Legal (Note 2)......................................................      6,223
Amortization of Organizational Expenses (Note 1)....................      1,365
Other ..............................................................        732
                                                                      ---------
 Total Expenses.....................................................    132,332
 Less Fees Waived and Expenses Reimbursed ($28,284 and $69,703,
 respectively) (Note 2).............................................     97,987
                                                                      ---------
 Net Expenses.......................................................     34,345
                                                                      ---------
NET INVESTMENT LOSS.................................................  $  (6,964)
                                                                      ---------
REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
Net Realized Loss on Investments....................................  $(353,684)
                                                                      ---------
Unrealized Appreciation/Depreciation on Securities:
 Beginning of the Period............................................    244,665
 End of the Period:
 Investments........................................................    944,059
                                                                      ---------
Net Unrealized Appreciation on Securities During the Period.........    699,394
                                                                      ---------
NET REALIZED AND UNREALIZED GAIN ON SECURITIES......................  $ 345,710
                                                                      ---------
NET INCREASE IN NET ASSETS FROM OPERATIONS..........................  $ 338,746
                                                                      ---------

                                              STATEMENT OF CHANGES IN NET ASSETS


 For the Year Ended December 31, 1996 and the Period July 3, 1995 (Commencement
                 of Investment Operations) to December 31, 1995

--------------------------------------------------------------------------------
                                                 Year Ended       Period Ended
                                          December 31, 1996  December 31, 1995
-------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss......................        $   (6,964)        $   (9,942)
Net Realized Loss on Securities..........          (353,684)           (57,503)
Net Unrealized Appreciation
 on Securities During the Period.........           699,394            244,665
                                                 ----------         ----------
Change in Net Assets from Operations.....           338,746            177,220
                                                 ----------         ----------
FROM CAPITAL TRANSACTIONS (NOTE 3):
Proceeds from Shares Sold................         4,967,397          2,362,883
Cost of Shares Repurchased...............        (2,417,613)          (250,546)
                                                 ----------         ----------
NET CHANGE IN NET ASSETS FROM CAPITAL
TRANSACTIONS.............................         2,549,784          2,112,337
                                                 ----------         ----------
TOTAL INCREASE IN NET ASSETS.............         2,888,530          2,289,557
NET ASSETS:
Beginning of the Period..................         2,289,657                100
                                                 ----------         ----------
End of the Period (Including accumulated
 net investment loss of
 $4,926 and $1,050, respectively)........        $5,178,187         $2,289,657
                                                 ----------         ----------

                                             See Notes to Financial Statements

 EMERGING GROWTH FUND                                     FINANCIAL HIGHLIGHTS


 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

--------------------------------------------------------------------------------
                                                                 July 3, 1995
                                                                (Commencement
                                                                of Investment
                                                    Year Ended    Operations)
                                                  December 31,    to December
                                                          1996       31, 1995
-------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.........       $11.72         $10.00
                                                       -------         ------
 Net Investment Loss.............................        (.016)          (.08)
 Net Realized and Unrealized
  Gain on Securities.............................        1.956           1.80
                                                       -------         ------
Total from Investment Operations.................        1.940           1.72
                                                       -------         ------
Net Asset Value, End of the Period...............      $13.660         $11.72
                                                       -------         ------
Total Return*....................................       16.55%         17.20%**
Net Assets at End of the Period (In millions)....         $5.2           $2.3
Ratio of Expenses to Average Net Assets*.........         .85%          2.50%
Ratio of Net Investment Loss to Average Net
Assets*..........................................        (.17%)        (1.45%)
Portfolio Turnover...............................         102%            41%**
Average Commission Per Equity Share Traded (a)...      $ .0470            --
*If certain expenses had not been assumed by VKAC, Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets..........        3.28%          5.40%
Ratio of Net Investment Loss to Average Net
Assets...........................................       (2.60%)        (4.35%)

**Non-Annualized
(a) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal periods prior to 1996.

                                    B-73


                                            See Notes to Financial Statements

 ENTERPRISE FUND                                      PORTFOLIO OF INVESTMENTS

                               December 31, 1996

--------------------------------------------------------------------------------
Security Description                                         Shares Market Value
--------------------------------------------------------------------------------
COMMON STOCK 97.0%
CONSUMER DISTRIBUTION 9.1%
Bed Bath & Beyond, Inc. (b)................................. 10,000  $  242,500
CompUSA, Inc. (b)........................................... 20,000     412,500
Gap, Inc....................................................  9,800     295,225
General Nutrition Companies, Inc. (b)....................... 16,000     270,000
Kroger Co. (b).............................................. 16,500     767,250
Lear Corp. (b)..............................................  7,100     242,288
Lowe's Companies, Inc....................................... 10,000     355,000
Ross Stores, Inc............................................ 11,500     575,000
Safeway, Inc. (b)........................................... 36,300   1,551,825
Sears Roebuck & Co.......................................... 10,800     498,150
Tiffany & Co................................................ 13,000     476,125
TJX Companies, Inc.......................................... 14,300     677,462
U.S. Office Products Co. (b)................................ 14,600     498,225
Vons Companies, Inc. (b).................................... 14,500     868,187
                                                                     ----------
                                                                      7,729,737
                                                                     ----------
CONSUMER DURABLES 1.0%
Chrysler Corp............................................... 14,100     465,300
Harley Davidson, Inc........................................  8,700     408,900
                                                                     ----------
                                                                        874,200
                                                                     ----------
CONSUMER NON-DURABLES 8.8%
Fila Holdings SpA - ADR (Italy) (b).........................  7,600     441,750
Liz Claiborne, Inc.......................................... 12,800     494,400
Nautica Enterprises, Inc. (b)............................... 15,800     398,950
Nike, Inc., Class B.........................................  7,000     418,250
Philip Morris Companies, Inc................................ 37,900   4,268,487
Procter & Gamble Co.........................................  4,500     483,750
RJR Nabisco Holdings Corp................................... 19,000     646,000
Tommy Hilfiger Corp. (b)....................................  7,000     336,000
                                                                     ----------
                                                                      7,487,587
                                                                     ----------
CONSUMER SERVICES 6.7%
AccuStaff, Inc. (b)......................................... 16,524     349,070
Boston Chicken, Inc. (b).................................... 12,000     430,500
Equifax, Inc................................................ 17,500     535,937
Evergreen Media Corp., Class A (b).......................... 23,700     592,500
Hilton Hotels Corp.......................................... 14,000     365,750
Knight Ridder, Inc..........................................  3,000     114,750
Marriot International, Inc.................................. 13,700     756,925
Omnicom Group............................................... 19,000     869,250
Promus Hotel Corp. (b)...................................... 10,500     311,063
RAC Financial Group, Inc. (b)............................... 17,400     367,575
Scripps Co. (EW), Class A (b)...............................  5,000     175,000
Service Corp. International................................. 30,000     840,000
                                                                     ----------
                                                                      5,708,320
                                                                     ----------
ENERGY 5.4%
Apache Corp................................................. 10,000     353,750
Baker Hughes, Inc...........................................  9,800     338,100
Exxon Corp..................................................  6,500     637,000
Phillips Petroleum Co....................................... 16,000     708,000
Smith International, Inc. (b)............................... 19,500     875,062
Texaco, Inc.................................................  5,000     490,625
Transocean Offshore, Inc....................................  6,000     375,750
Williams Companies, Inc..................................... 21,975     824,063
                                                                     ----------
                                                                      4,602,350
                                                                     ----------

                                    B-74

                                             See Notes to Financial Statements

 ENTERPRISE FUND                          PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1996

--------------------------------------------------------------------------------
Security Description                                         Shares Market Value
--------------------------------------------------------------------------------
FINANCE 20.0%
Aames Financial Corp........................................ 10,650 $   382,069
Alex Brown, Inc.............................................  7,300     529,250
Bank of Boston Corp......................................... 13,000     835,250
BankAmerica Corp............................................ 10,200   1,017,450
Charles Schwab Corp......................................... 10,000     320,000
Chase Manhattan Corp........................................ 14,300   1,276,275
Citicorp....................................................  5,100     525,300
CMAC Investment Corp........................................ 16,600     610,050
Conseco, Inc................................................ 19,100   1,217,625
Federal National Mortgage Association....................... 68,000   2,533,000
First Bank System, Inc......................................  6,500     443,625
Green Tree Financial Corp................................... 24,500     946,312
Merrill Lynch & Co., Inc.................................... 14,645   1,193,567
MGIC Investment Corp........................................  7,200     547,200
Money Store, Inc............................................ 15,100     417,138
Penncorp Financial Group, Inc............................... 11,800     424,800
Student Loan Marketing Association..........................  8,900     828,813
SunAmerica, Inc............................................. 34,800   1,544,250
Travelers Group, Inc........................................ 30,000   1,361,250
                                                                    -----------
                                                                     16,953,224
                                                                    -----------
HEALTHCARE 13.6%
Amgen, Inc. (b)............................................. 12,300     668,812
Bristol Myers Squibb Co..................................... 12,100   1,315,875
Columbia / HCA Healthcare Corp.............................. 15,000     611,250
ESC Medical Systems, Ltd. (b)...............................  8,900     226,950
Health Management Association, Inc., Class A (b)............ 18,500     416,250
Healthsouth Corp. (b)....................................... 17,900     691,387
Johnson & Johnson........................................... 23,700   1,179,075
Lincare Holdings, Inc. (b).................................. 14,000     574,000
Medtronic, Inc..............................................  8,300     564,400
Merck & Co., Inc............................................ 18,400   1,458,200
Pfizer, Inc................................................. 14,900   1,234,837
Physician Reliance Network, Inc. (b)........................  9,200      71,300
Renal Treatment Centers, Inc. (b)........................... 15,800     402,900
Schering Plough Corp........................................ 13,200     854,700
Universal Health Services, Inc., Class B (b)................ 13,700     392,163
Warner Lambert Co...........................................  6,000     450,000
Watson Pharmaceuticals, Inc. (b)............................  9,800     440,388
                                                                    -----------
                                                                     11,552,487
                                                                    -----------
PRODUCER MANUFACTURING 6.4%
Allied Signal, Inc..........................................  6,400     428,800
Deere & Co.................................................. 14,700     597,187
Dover Corp.................................................. 12,200     613,050
Illinois Tool Workers, Inc..................................  5,500     439,313
Textron Inc.................................................  4,500     424,125
Tyco International, Ltd..................................... 11,600     613,350
United Technologies Corp.................................... 11,600     765,600
United Waste Systems, Inc. (b).............................. 30,000   1,031,250
USA Waste Services, Inc. (b)................................ 15,400     490,875
                                                                    -----------
                                                                      5,403,550
                                                                    -----------

                                    B-75

                                            See Notes to Financial Statements

 ENTERPRISE FUND                          PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1996

-------------------------------------------------------------------------------
Security Description                                        Shares Market Value
-------------------------------------------------------------------------------
RAW MATERIALS/PROCESSING INDUSTRIES 3.6%
Air Products & Chemicals, Inc..............................  7,000 $   483,875
Cytec Industries, Inc. (b)................................. 11,100     450,938
Praxair, Inc............................................... 25,700   1,185,412
Raychem Corp...............................................  8,000     641,000
Union Carbide Corp.........................................  6,200     253,425
                                                                   -----------
                                                                     3,014,650
                                                                   -----------
TECHNOLOGY 21.8%
3Com Corp. (b)............................................. 17,300   1,269,387
ADC Telecommunications, Inc. (b)........................... 21,000     653,625
Altera Corp. (b)...........................................  5,000     363,438
Analog Devices, Inc. (b)...................................  7,500     254,063
Ascend Communications, Inc. (b)............................ 10,000     621,250
Aspect Telecommunications Corp. (b)........................  9,700     615,950
Atmel Corp. (b)............................................ 12,000     397,500
BMC Industries, Inc........................................  9,100     286,650
BMC Software, Inc. (b)..................................... 26,000   1,075,750
Boeing Co..................................................  8,700     925,462
Cadence Design Systems, Inc. (b)........................... 17,000     675,750
Cisco Systems, Inc. (b).................................... 19,400   1,234,325
Compaq Computer Corp. (b)..................................  8,700     645,975
Computer Associates International, Inc..................... 14,450     718,887
Compuware Corp. (b)........................................  5,000     250,625
DST Systems, Inc. (b)...................................... 13,900     436,112
Input/Output, Inc. (b).....................................  6,800     125,800
Intel Corp................................................. 13,900   1,820,031
International Business Machines Corp.......................  4,200     634,200
Linear Technology Corp.....................................  7,700     337,838
Lucent Technologies, Inc...................................  7,500     346,875
Microsoft Corp. (b)........................................ 17,400   1,437,675
PairGain Technologies, Inc. (b)............................ 10,000     304,375
Sanmina Corp. (b).......................................... 10,000     565,000
SCI Systems, Inc. (b)......................................  8,500     379,313
Sun Microsystems, Inc. (b)................................. 38,000     976,125
Tellabs, Inc. (b).......................................... 20,000     752,500
Wind River Systems, Inc. (b)...............................  7,300     345,838
                                                                   -----------
                                                                    18,450,319
                                                                   -----------
UTILITIES 0.6%
Worldcom, Inc. (b)......................................... 20,000     521,250
                                                                   -----------
TOTAL LONG-TERM INVESTMENTS 97.0%
 (Cost $63,240,692) (a)...........................................  82,297,674
REPURCHASE AGREEMENT 4.1%
 BA Securities ($3,470,000 par collateralized by U.S. Government obligations in a pooled cash account,
  dated 12/31/96, to be sold on 01/02/97 at $3,471,336)...........   3,470,000
LIABILITIES IN EXCESS OF OTHER ASSETS (1.1%)......................   (962,504)
                                                                   -----------
NET ASSETS 100.0%................................................. $84,805,170
                                                                   -----------

(a) At December 31, 1996, for federal income tax purposes cost is $63,335,245, the aggregate gross unrealized appreciation is $19,634,505 and the aggregate gross unrealized depreciation is $672,076, resulting in net unrealized appreciation of $18,962,429.

(b) Non-income producing security as this stock currently does not declare dividends.

                                    B-76
                                               See Notes to Financial Statements

 ENTERPRISE FUND                           STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1996

--------------------------------------------------------------------------------
ASSETS:
Long-Term Investments, at Market Value (Cost $63,240,692) (Note 1).  $82,297,674
Repurchase Agreement (Note 1)......................................    3,470,000
Cash...............................................................        2,257
Receivables:
 Securities Sold...................................................      690,496
 Dividends.........................................................       91,618
Other..............................................................        1,856
                                                                     -----------
 Total Assets......................................................   86,553,901
                                                                     -----------
LIABILITIES:
Payables:
 Securities Purchased..............................................    1,584,170
 Fund Shares Repurchased...........................................       83,451
 Investment Advisory Fee (Note 2)..................................       13,203
 Distributor and Affiliates (Note 2)...............................        2,750
Deferred Compensation and Retirement Plans (Note 2)................       44,929
Accrued Expenses...................................................       20,228
                                                                     -----------
 Total Liabilities.................................................    1,748,731
                                                                     -----------
NET ASSETS.........................................................  $84,805,170
                                                                     -----------
NET ASSETS CONSIST OF:
Capital (Note 3)...................................................  $64,671,892
Net Unrealized Appreciation on Securities..........................   19,056,982
Accumulated Net Realized Gain on Securities........................    1,016,856
Accumulated Undistributed Net Investment Income....................       59,440
                                                                     -----------
NET ASSETS.........................................................  $84,805,170
                                                                     -----------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
 (Based on net assets of $84,805,170 and 5,214,950 shares of
 beneficial interest issued and outstanding).......................  $     16.26
                                                                     -----------

                                            See Notes to Financial Statements

 ENTERPRISE FUND                                       STATEMENT OF OPERATIONS


                      For the Year Ended December 31, 1996

--------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends..........................................................  $   946,594
Interest...........................................................       99,309
                                                                     -----------
 Total Income......................................................    1,045,903
                                                                     -----------
EXPENSES:
Investment Advisory Fee (Note 2)...................................      407,693
Accounting (Note 2)................................................       53,732
Custody............................................................       23,024
Shareholder Services (Note 2)......................................       15,628
Trustees Fees and Expenses (Note 2)................................       13,897
Legal (Note 2).....................................................       10,696
Other .............................................................       88,143
                                                                     -----------
 Total Expenses....................................................      612,813
 Less Fees Waived and Expenses Reimbursed ($104,582 and $19,000,
 respectively) (Note 2)............................................      123,582
                                                                     -----------
 Net Expenses......................................................      489,231
                                                                     -----------
NET INVESTMENT INCOME..............................................  $   556,672
                                                                     -----------
REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
Net Realized Gain on Investments...................................  $ 7,574,164
                                                                     -----------
Unrealized Appreciation/Depreciation on Securities:
 Beginning of the Period...........................................    9,274,444
 End of the Period:
 Investments.......................................................   19,056,982
                                                                     -----------
Net Unrealized Appreciation on Securities During the Period........    9,782,538
                                                                     -----------
NET REALIZED AND UNREALIZED GAIN ON SECURITIES.....................  $17,356,702
                                                                     -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS.........................  $17,913,374
                                                                     -----------

                                        STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended December 31, 1996 and 1995

--------------------------------------------------------------------------------
                                                  Year Ended         Year Ended
                                           December 31, 1996  December 31, 1995
--------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income....................         $  556,672       $  1,464,956
Net Realized Gain on Securities..........          7,574,164         10,869,574
Net Unrealized Appreciation on Securities
 During the Period.......................          9,782,538          9,837,636
                                                 -----------       ------------
Change in Net Assets from Operations.....         17,913,374         22,172,166
                                                 -----------       ------------
Distributions from Net Investment Income.           (530,417)        (1,446,938)
Distributions from Net Realized Gain on
 Securities (Note 1).....................         (9,089,491)        (8,808,250)
                                                 -----------       ------------
Total Distributions......................         (9,619,908)       (10,255,188)
                                                 -----------       ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
ACTIVITIES...............................          8,293,466         11,916,978
                                                 -----------       ------------
FROM CAPITAL TRANSACTIONS (NOTE 3):
Proceeds from Shares Sold................          7,883,906          6,340,082
Net Asset Value of Shares Issued Through
Dividend Reinvestment....................          9,619,909         10,255,188
Cost of Shares Repurchased...............        (17,001,971)       (19,974,310)
                                                 -----------       ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
TRANSACTIONS.............................            501,844         (3,379,040)
                                                 -----------       ------------
TOTAL INCREASE IN NET ASSETS.............          8,795,310          8,537,938
NET ASSETS:
Beginning of the Period..................         76,009,860         67,471,922
                                                 -----------       ------------
End of the Period (Including accumulated
 undistributed net investment income of
 $59,440 and $33,185, respectively)......        $84,805,170       $ 76,009,860
                                                 -----------       ------------

                                              See Notes to Financial Statements

 ENTERPRISE FUND
                                        FINANCIAL HIGHLIGHTS

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

--------------------------------------------------------------------------------
                                                 Year Ended December 31,
                                           -------------------------------------
                                              1996   1995    1994    1993   1992
--------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.   $14.69 $12.39  $14.57  $14.21 $13.44
                                           ------- ------ -------  ------ ------
 Net Investment Income...................     .113    .32     .25     .21    .23
 Net Realized and Unrealized Gain/Loss on
  Securities.............................    3.417   4.22  (.7625) 1.0325    .77
                                           ------- ------ -------  ------ ------
Total from Investment Operations.........    3.530   4.54  (.5125) 1.2425   1.00
                                           ------- ------ -------  ------ ------
Less:
 Distributions from Net Investment
 Income..................................     .109  .3175     .25    .215    .23
 Distributions from Net Realized Gain on
  Securities.............................    1.849 1.9225  1.4175   .6675    -0-
                                           ------- ------ -------  ------ ------
Total Distributions......................    1.958   2.24  1.6675   .8825    .23
                                           ------- ------ -------  ------ ------
Net Asset Value, End of the Period.......  $16.262 $14.69  $12.39  $14.57 $14.21
                                           ------- ------ -------  ------ ------
Total Return*............................   24.80% 36.98% (3.39)%   8.98%  7.48%
Net Assets at End of the Period (In
millions)................................    $84.8  $76.0   $67.5   $72.3  $65.6
Ratio of Expenses to Average Net Assets*.     .60%   .60%    .60%    .60%   .60%
Ratio of Net Investment Income to Average
Net Assets*..............................     .68%  2.06%   1.72%   1.41%  1.78%
Portfolio Turnover.......................     152%   145%    153%    139%   116%
Average Commission Paid per Equity Share
Traded (a)...............................   $.0435     --      --      --     --
*If certain expenses had not been assumed by VKAC, Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets..     .75%   .68%    .68%    .72%   .74%
Ratio of Net Investment Income to Average
Net Assets...............................     .53%  1.98%   1.64%   1.29%  1.64%

(a) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.

                                            See Notes to Financial Statements

 GLOBAL EQUITY FUND                                   PORTFOLIO OF INVESTMENTS

                               December 31, 1996

--------------------------------------------------------------------------------
Security Description                                        Shares Market Value
-------------------------------------------------------------------------------
COMMON STOCK & EQUIVALENTS 95.0%
AUSTRIA 4.2%
Flughafen Wien.............................................    300     $ 15,293
Scala ECE (b)..............................................    200       27,797
Slovakofarma (b)...........................................    300       39,710
Wolford....................................................    200       24,195
                                                                       --------
                                                                        106,995
                                                                       --------
CROATIA 0.3%
Pliva d.d. (GDR) (b).......................................    168        8,820
                                                                       --------
CZECH REPUBLIC 4.8%
Ceske Radiokomunikace (b)..................................    500       70,228
Inzenyrske a Prumyslove Stavby Praha (b)...................  2,200       23,458
Komercni Banka (GDR) (b)...................................  1,000       26,600
                                                                       --------
                                                                        120,286
                                                                       --------
FRANCE 5.9%
Adecco SA..................................................    102       25,812
Cap Gemini Sogeti (b)......................................    500       24,178
Christian Dior SA..........................................    280       45,169
Cie De St. Gobain..........................................    200       28,293
Compagnie Financiere de Paris (GDR)........................    600       18,150
Sidel SA (b)...............................................    120        8,257
                                                                       --------
                                                                        149,859
                                                                       --------
GERMANY 3.7%
Adidas AG..................................................    500       43,215
Deutsche Telekom (b).......................................  1,000       21,088
SAP AG.....................................................    200       27,944
                                                                       --------
                                                                         92,247
                                                                       --------
HONG KONG 1.6%
First Pacific Co...........................................  7,000        9,096
Henderson Land Development.................................  1,000       10,085
Jilin Chemical Industries, Class H (b)..................... 70,000       10,860
Swire Pacific..............................................  1,000        9,535
                                                                       --------
                                                                         39,576
                                                                       --------
HUNGARY 3.1%
Graboplast Textiles........................................  1,000       33,828
Tiszai Vegyi Kombinat (GDR) (b)............................  4,000       44,800
                                                                       --------
                                                                         78,628
                                                                       --------
INDONESIA 0.5%
BK Bira.................................................... 10,000       11,854
                                                                       --------
IRELAND 1.5%
Adare Printing Group.......................................  2,000       19,188
Bank of Ireland............................................  2,000       18,263
                                                                       --------
                                                                         37,451
                                                                       --------
ITALY 4.6%
Bulgari SpA................................................  2,000       40,606
Gucci Group................................................    875       55,891
Mediolanum SpA (b).........................................  2,000       18,932
                                                                       --------
                                                                        115,429
                                                                       --------
JAPAN 10.5%
Bank of Tokyo..............................................  1,600       29,704
Fuji Photo Film Co.........................................  1,000       32,985
Honda Motor Co.............................................  1,000       28,581
Japan Radio Co.............................................  1,000       10,707
Kawasaki Heavy Industries..................................  6,000       24,817

                                    B-80
                                           See Notes to Financial Statements

 GLOBAL EQUITY FUND                       PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1996

--------------------------------------------------------------------------------
Security Description                                        Shares Market Value
-------------------------------------------------------------------------------
JAPAN (CONTINUED)
Matsushita Electric Industries.............................  1,000     $ 16,320
Mitsubishi Chemical........................................  4,000       12,952
Mitsubishi Estate..........................................  2,000       20,551
Nichiei Construction.......................................  2,000       13,850
Nomura Securities..........................................  1,000       15,025
NTT Data Communications Systems............................      1       29,272
Takashimaya Co.............................................  1,000       12,002
Toshiba Corp...............................................  3,000       18,858
                                                                       --------
                                                                        265,624
                                                                       --------
MALAYSIA 0.8%
Jaya Tiasa Holdings........................................  2,000       10,612
Metacorp Berhad............................................  4,000       10,216
                                                                       --------
                                                                         20,828
                                                                       --------
MEXICO 1.4%
Cemex SA (ADR).............................................  1,100        8,456
Empresas ICA Sociedad Controladora (ADR) (b)...............  1,000       14,625
Telefonos de Mexico (ADR)..................................    400       13,200
                                                                       --------
                                                                         36,281
                                                                       --------
NETHERLANDS 6.2%
ASM Lithography Holding (b)................................    400       19,994
Cap Gemini Group...........................................  1,000       29,076
ING Groep..................................................  1,100       39,629
PolyGram...................................................    500       25,485
Ver Ned Uitgevers..........................................  2,000       41,819
                                                                       --------
                                                                        156,003
                                                                       --------
NORWAY 3.4%
Tandberg (b)...............................................  1,000       30,886
Uni-Storebrand ASA (b).....................................  5,500       31,584
VISMA......................................................  4,500       23,048
                                                                       --------
                                                                         85,518
                                                                       --------
POLAND 0.6%
Bank Gdanski SA (GDR)......................................  1,000       12,520
Krosno SA..................................................     71        1,362
                                                                       --------
                                                                         13,882
                                                                       --------
SINGAPORE 1.0%
Fraser & Neave.............................................  1,400       14,407
Singapore Land.............................................  2,000       11,077
                                                                       --------
                                                                         25,484
                                                                       --------
SWEDEN 2.7%
Astra, Class B.............................................    800       38,593
Nobel Biocare..............................................  1,600       28,153
                                                                       --------
                                                                         66,746
                                                                       --------
SWITZERLAND 3.0%
Adecco SA..................................................    100       25,103
Novartis AG (b)............................................     21       24,430
Schweizerischer Bankverein.................................    140       26,619
                                                                       --------
                                                                         76,152
                                                                       --------
THAILAND 0.1%
Thai Military Bank PLC.....................................  1,100        2,166
                                                                       --------
UNITED KINGDOM 7.9%
Astec (BSR)................................................ 10,000       26,884
BOC Group..................................................  1,000       14,973

                                    B-81

                                              See Notes to Financial Statements

 GLOBAL EQUITY FUND                       PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1996

--------------------------------------------------------------------------------
Security Description                                        Shares Market Value
-------------------------------------------------------------------------------
UNITED KINGDOM (CONTINUED)
Boots Co...................................................  2,000     $ 20,627
Carlton Communications.....................................  3,000       26,294
Dixons Group...............................................  4,000       37,211
Marks & Spencer............................................  2,800       23,601
National Westminster Bank..................................  2,000       23,505
Reuters Holdings...........................................  2,000       25,715
                                                                       --------
                                                                        198,810
                                                                       --------
UNITED STATES 27.2%
Aames Financial Corp.......................................    150        5,381
AccuStaff, Inc. (b)........................................    107        2,260
ADC Telecommunications, Inc. (b)...........................    140        4,357
Air Products & Chemicals, Inc..............................     70        4,839
Alex Brown, Inc............................................     70        5,075
Allied Signal, Inc.........................................     60        4,020
Amgen, Inc. (b)............................................    120        6,525
Apache Corp................................................     70        2,476
Ascend Communications, Inc. (b)............................     50        3,106
Aspect Telecommunications Corp. (b)........................     70        4,445
Atmel Corp. (b)............................................    100        3,312
Baker Hughes, Inc..........................................     70        2,415
Bank of Boston Corp........................................     90        5,782
BankAmerica Corp...........................................     70        6,982
Bed Bath & Beyond, Inc. (b)................................    150        3,637
BMC Industries, Inc........................................     70        2,205
BMC Software, Inc. (b).....................................    200        8,275
Boeing Co..................................................     50        5,319
Boston Chicken, Inc. (b)...................................     70        2,511
Bristol-Myers Squibb Co....................................     90        9,787
Cadence Design Systems, Inc. (b)...........................    110        4,372
Chase Manhattan Corp. (c)..................................    120       10,710
Chrysler Corp..............................................    100        3,300
Cisco Systems, Inc. (b)(c).................................    190       12,089
Citicorp...................................................     50        5,150
CMAC Investment Corp.......................................    140        5,145
Columbia / HCA Healthcare Corp.............................    100        4,075
Compaq Computer Corp. (b)..................................     50        3,712
CompUSA, Inc. (b)..........................................    140        2,887
Computer Associates International, Inc.....................    200        9,950
Compuware Corp. (b)........................................     50        2,506
Conseco, Inc...............................................    150        9,563
Cytec Industries, Inc. (b).................................    220        8,938
Deere & Co.................................................     70        2,844
Dover Corp.................................................     70        3,518
DST Systems, Inc. (b)......................................     70        2,196
Equifax, Inc...............................................    180        5,513
Evergreen Media Corp., Class A (b).........................    220        5,500
Exxon Corp.................................................     60        5,975
Federal National Mortgage Association (b)(c)...............    590       21,978
First Bank System, Inc.....................................     50        3,413
Gap, Inc...................................................    120        3,615
General Nutrition Cos., Inc. (b)...........................    150        2,531
Green Tree Financial Corp. (c).............................    260       10,043

                                            See Notes to Financial Statements

 GLOBAL EQUITY FUND                       PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1996

--------------------------------------------------------------------------------
Security Description                                        Shares Market Value
-------------------------------------------------------------------------------
UNITED STATES (CONTINUED)
Harley-Davidson, Inc.......................................     70      $ 3,290
Health Management Associates, Inc., Class A (b)............    190        4,275
Healthsouth Corp. (b)......................................    150        5,794
Illinois Tool Workers, Inc.................................     70        5,591
Input/Output, Inc. (b).....................................     70        1,295
Intel Corp. (c)............................................    130       17,022
International Business Machines............................     30        4,530
Johnson & Johnson..........................................    175        8,706
Kroger Co. (b).............................................    150        6,975
Lear Corp. (b).............................................     70        2,389
Lincare Holdings, Inc. (b).................................    150        6,150
Liz Claiborne, Inc.........................................    125        4,828
Lowe's Co., Inc............................................     75        2,663
Lucent Technologies, Inc...................................     70        3,238
Marriott International, Inc................................    150        8,288
Medtronic, Inc.............................................     70        4,760
Merck & Co., Inc. (c)......................................    150       11,888
Merrill Lynch & Co., Inc. (c)..............................    125       10,188
Metalclad Corp. (b)........................................  3,000        5,437
MGIC Investment Corp.......................................     70        5,320
Microsoft Corp. (b)(c).....................................    120        9,915
Money Store, Inc...........................................    150        4,144
Nautica Enterprises, Inc. (b)..............................    150        3,788
Nike, Inc., Class B........................................     50        2,988
Omnicom Group, Inc.........................................    150        6,863
PairGain Technologies, Inc. (b)............................    100        3,044
Penncorp Financial Group, Inc..............................    110        3,960
Pfizer, Inc................................................    120        9,945
Philip Morris Cos., Inc. (c)...............................    325       36,603
Phillips Petroleum Co......................................    110        4,868
Physician Reliance Network, Inc. (b).......................    150        1,163
Praxair, Inc. (c)..........................................    220       10,148
Procter & Gamble Co........................................     40        4,300
Promus Hotel Corp. (b).....................................     70        2,074
RAC Financial Group, Inc. (b)..............................    140        2,958
Raychem Corp...............................................     70        5,609
Renal Treatment Centers, Inc. (b)..........................    150        3,825
RJR Nabisco Holdings Corp..................................    170        5,756
Ross Stores, Inc...........................................     70        3,500
Safeway, Inc. (b)(c).......................................    330       14,108
Sanmina Corp. (b)..........................................     70        3,955
Schering-Plough Corp.......................................    100        6,475
Schwab (Charles) Corp......................................    100        3,200
SCI Systems, Inc. (b)......................................     70        3,124
Scripps Howard, Inc., Class A..............................     50        1,750
Service Corp. International................................    300        8,400
Smith International, Inc. (b)..............................    150        6,731
Student Loan Marketing Association.........................     70        6,519
Sun Microsystems, Inc. (b).................................    300        7,706
SunAmerica, Inc. (c).......................................    300       13,313
Tellabs, Inc. (b)..........................................    250        9,406
Texaco, Inc................................................     70        6,869

                                            See Notes to Financial Statements

 GLOBAL EQUITY FUND                       PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1996

--------------------------------------------------------------------------------
Security Description                                       Shares Market Value
-------------------------------------------------------------------------------
UNITED STATES (CONTINUED)
Textron, Inc..............................................     40   $    3,770
3Com Corp. (b)............................................    110        8,071
Tiffany & Co..............................................    110        4,029
TJX Cos., Inc.............................................    120        5,685
Tommy Hilfiger Corp. (b)..................................    130        6,240
Transocean Offshore, Inc..................................     70        4,384
Travelers Group, Inc. (c).................................    253       11,480
Tyco International, Ltd...................................    100        5,288
U.S. Office Products Co. (b)..............................    150        5,119
Union Carbide Corp........................................     70        2,861
United Waste Systems, Inc. (b)(c).........................    360       12,375
Universal Health Services, Inc., Class B (b)..............    120        3,435
USA Waste Services, Inc. (b)..............................    110        3,506
Vons Cos., Inc. (b).......................................    120        7,185
Watson Pharmaceuticals, Inc. (b)(c).......................     70        3,146
Williams Cos., Inc........................................    225        8,438
Wind River Systems, Inc. (b)..............................     70        3,316
Worldcom, Inc. (b)........................................    180        4,691
                                                                    ----------
                                                                       684,885
                                                                    ----------
TOTAL COMMON STOCK AND EQUIVALENTS...............................    2,393,524
                                                                    ----------
PREFERRED STOCK 1.2%
FINLAND 1.2%
Nokia Corp. (Ab) Oy (ADR).................................    500       29,000
                                                                    ----------
UNITED STATES CORPORATE OBLIGATIONS 0.3%
United Micro Electric Corp. ($6,000 par, 1.250% coupon, 06/08/04
maturity, convertible into 6,437 common shares)..................        8,423
                                                                    ----------
TOTAL LONG-TERM INVESTMENTS 96.5%
 (Cost $2,034,679) (a)...........................................    2,430,947
FOREIGN CURRENCY 3.7% (Various Denominations, Cost $90,172) (a)..       92,175
LIABILITIES IN EXCESS OF OTHER ASSETS (0.2%).....................       (6,098)
                                                                    ----------
NET ASSETS 100.0%................................................   $2,517,024
                                                                    ----------

(a) At December 31, 1996, for federal income tax purposes cost is $2,125,213, the aggregate gross unrealized appreciation is $488,693 and the aggregate gross unrealized depreciation is $90,784, resulting in net unrealized appreciation of $397,909.

(b) Non-income producing security as this stock currently does not declare dividends.

(c)  Assets segregated as collateral for open forward currency contracts.

                                        See Notes to Financial Statements

 GLOBAL EQUITY FUND                        STATEMENT OF ASSETS AND LIABILITIES
                               December 31, 1996

--------------------------------------------------------------------------------
ASSETS:
Long-Term Investments, at Market Value (Cost $2,034,679) (Note 1)..  $2,430,947
Foreign Currency, at Market Value (Cost $90,172) (Note 1)..........      92,175
Cash...............................................................      21,012
Receivables:
 Dividends.........................................................       3,484
 Securities Sold...................................................       3,452
 Interest..........................................................          27
Unamortized Organizational Expenses (Note 1).......................       4,770
                                                                     ----------
 Total Assets......................................................   2,555,867
                                                                     ----------
LIABILITIES:
Payables:
 Securities Purchased..............................................      13,483
 Distributor and Affiliates (Note 2)...............................       3,050
 Fund Shares Repurchased...........................................         991
Accrued Expenses...................................................      15,172
Deferred Compensation and Retirement Plans (Note 2)................       4,642
Forward Currency Contracts (Note 5)................................       1,505
                                                                     ----------
 Total Liabilities.................................................      38,843
                                                                     ----------
NET ASSETS.........................................................  $2,517,024
                                                                     ----------
NET ASSETS CONSIST OF:
Capital (Note 3)...................................................  $2,102,301
Net Unrealized Appreciation on Securities..........................     396,734
Accumulated Net Realized Gain on Securities........................      27,719
Accumulated Distributions in Excess of Net Investment Income (Note
1).................................................................      (9,730)
                                                                     ----------
NET ASSETS.........................................................  $2,517,024
                                                                     ----------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
 (Based on net assets of $2,517,024 and 215,901 shares of
 beneficial interest issued and outstanding).......................  $    11.66
                                                                     ----------

                                             See Notes to Financial Statements

 GLOBAL EQUITY FUND
                                        STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1996

--------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $4,658)................  $ 38,087
Interest..............................................................     3,720
                                                                        --------
 Total Income.........................................................    41,807
                                                                        --------
EXPENSES:
Custody and Accounting................................................   116,865
Investment Advisory Fee (Note 2)......................................    28,416
Audit.................................................................    18,897
Shareholder Services (Note 2).........................................    15,384
Printing..............................................................    15,219
Trustees Fees and Expenses (Note 2)...................................     8,980
Legal (Note 2)........................................................     5,843
Amortization of Organizational Expenses (Note 1)......................     1,369
Other ................................................................       265
                                                                        --------
 Total Expenses.......................................................   211,238
 Less Fees Waived and Expenses Reimbursed ($28,416 and $148,723,
 respectively) (Note 2)...............................................   177,139
                                                                        --------
 Net Expenses.........................................................    34,099
                                                                        --------
NET INVESTMENT INCOME.................................................  $  7,708
                                                                        --------
REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
Realized Gain/Loss on Securities:
 Investments..........................................................  $ 73,020
 Forward Currency Contracts...........................................    34,640
                                                                        --------
Net Realized Gain on Securities.......................................   107,660
                                                                        --------
Unrealized Appreciation/Depreciation on Securities:
 Beginning of the Period..............................................   102,678
                                                                        --------
 End of the Period:
 Investments..........................................................   396,268
 Forward Currency Contracts...........................................    (1,505)
 Foreign Currency Translation.........................................     1,971
                                                                        --------
                                                                         396,734
                                                                        --------
Net Unrealized Appreciation on Securities During the Period...........   294,056
                                                                        --------
NET REALIZED AND UNREALIZED GAIN ON SECURITIES........................  $401,716
                                                                        --------
NET INCREASE IN NET ASSETS FROM OPERATIONS............................  $409,424
                                                                        --------

                                              See Notes to Financial Statements

 GLOBAL EQUITY FUND
                                        STATEMENT OF CHANGES IN NET ASSETS

 For the Year Ended December 31, 1996 and the Period July 3, 1995 (Commencement of Investment Operations) to December 31, 1995

-------------------------------------------------------------------------------
                                                 Year Ended       Period Ended
                                          December 31, 1996  December 31, 1995
-------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income/Loss..............         $    7,708         $  (30,335)
Net Realized Gain/Loss on Securities....            107,660             (6,056)
Net Unrealized Appreciation on
 Securities During the Period...........            294,056            102,678
                                                 ----------         ----------
Change in Net Assets from Operations....            409,424             66,287
                                                 ----------         ----------
Distributions from Net Investment
Income..................................             (7,708)               -0-
Distributions in Excess of Net
Investment Income (Note 1)..............            (32,197)               -0-
                                                 ----------         ----------
Distributions from and in Excess of Net
Investment Income.......................            (39,905)               -0-
Distributions from Net Realized Gain on
Securities (Note 1).....................            (37,458)               -0-
                                                 ----------         ----------
Total Distributions.....................            (77,363)               -0-
                                                 ----------         ----------
NET CHANGE IN NET ASSETS FROM INVESTMENT
ACTIVITIES..............................            332,061             66,287
                                                 ----------         ----------
FROM CAPITAL TRANSACTIONS (NOTE 3):
Proceeds from Shares Sold...............          1,241,023          2,319,291
Net Asset Value of Shares Issued through
Dividend Reinvestment...................             42,743                -0-
Cost of Shares Repurchased..............         (1,473,972)           (10,509)
                                                 ----------         ----------
NET CHANGE IN NET ASSETS FROM CAPITAL
TRANSACTIONS............................           (190,206)         2,308,782
                                                 ----------         ----------
TOTAL INCREASE IN NET ASSETS............            141,855          2,375,069
NET ASSETS:
Beginning of the Period.................          2,375,169                100
                                                 ----------         ----------
End of the Period (Including accumulated
 distributions in excess of net
 investment income of $9,730 and
 $12,173, respectively).................         $2,517,024         $2,375,169
                                                 ----------         ----------


                                                        FINANCIAL HIGHLIGHTS
   The following schedule presents financial highlights for one share of the
               Fundoutstanding throughout the periods indicated.

--------------------------------------------------------------------------------
                                                                 July 3, 1995
                                                                (Commencement
                                                          Year  of Investment
                                                         Ended    Operations)
                                                  December 31,    to December
                                                          1996       31, 1995
-------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.........       $10.30         $10.00
                                                       -------         ------
 Net Investment Income/Loss......................         .035           (.16)
 Net Realized and Unrealized Gain on Securities..        1.687            .46
                                                       -------         ------
Total from Investment Operations.................        1.722            .30
                                                       -------         ------
Less:
 Distributions from and in Excess of Net
 Investment Income...............................         .188            -0-
 Distributions from Net Realized Gain on
 Securities......................................         .176            -0-
                                                       -------         ------
Total Distributions..............................         .364            -0-
                                                       -------         ------
Net Asset Value, End of the Period...............      $11.658         $10.30
                                                       -------         ------
Total Return*....................................       16.72%          3.00%**
Net Assets at End of the Period (In millions)....         $2.5           $2.4
Ratio of Expenses to Average Net Assets*.........        1.20%          4.35%
Ratio of Net Investment Income/Loss to Average
Net Assets*......................................         .27%         (2.76%)
Portfolio Turnover...............................          94%            42%**
Average Commission Rate per Equity Share Traded
(a)..............................................       $.0245             --
*If certain expenses had not been assumed by VKAC, Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets..........        7.43%          8.27%
Ratio of Net Investment Loss to Average Net
Assets...........................................       (5.96%)        (6.68%)

**Non-Annualized
(a) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal periods prior to 1996.

                                            See Notes to Financial Statements

 GOVERNMENT FUND                                      PORTFOLIO OF INVESTMENTS
                               December 31, 1996

-------------------------------------------------------------------------------
 Par
 Amount
 (000)  Description                  Coupon        Maturity       Market Value
-------------------------------------------------------------------------------
        UNITED STATES GOVERNMENT
        AGENCY OBLIGATIONS 67.6%
 $2,399 Federal Home Loan Mortgage
        Corp. CMO.................    6.088%       11/15/18        $ 2,341,379
  2,603 Federal Home Loan Mortgage
        Corp. Gold 30 Year Pool
        (b).......................    7.000  05/01/24 to 07/01/24    2,554,113
  1,479 Federal Home Loan Mortgage
        Corp. Gold 30 Year Pool
        (b).......................    7.500  06/01/24 to 10/01/24    1,479,908
  1,507 Federal Home Loan Mortgage
        Corp. Gold 30 Year Pool...    8.000  09/01/24 to 10/01/24    1,535,527
  1,985 Federal National Mortgage
        Association Var Rate Cpn
        (b).......................    6.149        03/25/09          1,986,364
  2,066 Federal National Mortgage
        Association CMO Var Rate
        Cpn.......................    6.169        03/25/09          2,071,656
  1,943 Federal National Mortgage
        Association 15 Year Dwarf
        Pool......................    6.500  06/01/09 to 04/01/11    1,907,791
  1,980 Federal National Mortgage
        Association 15 Year Dwarf
        Pool......................    7.000  07/01/10 to 12/01/11    1,979,387
    997 Federal National Mortgage
        Association Pool..........    6.500  03/01/26 to 05/01/26      950,350
  1,781 Federal National Mortgage
        Association Pool..........    7.000  12/01/23 to 06/01/24    1,743,821
  1,638 Federal National Mortgage
        Association Pool..........    7.500  05/01/24 to 10/01/24    1,636,947
    744 Federal National Mortgage
        Association Pool..........    8.000  06/01/24 to 10/01/24      757,678
  1,985 Federal National Mortgage
        Association Pool (b)......    9.000        02/01/17          2,112,158
  1,134 Federal National Mortgage
        Association Pool..........   11.000        11/01/20          1,257,610
  6,355 Government National
        Mortgage Association Pool.    7.000  04/15/23 to 10/15/24    6,214,371
  2,195 Government National
        Mortgage Association Pool.    7.500  04/15/22 to 06/15/24    2,195,812
  2,855 Government National
        Mortgage Association Pool.    8.000  05/15/17 to 11/15/24    2,913,926
  2,632 Government National
        Mortgage Association Pool
        (b).......................    8.500  03/15/17 to 07/15/17    2,770,516
    240 Government National
        Mortgage Association Pool.   11.000  09/15/10 to 08/15/20      267,934
                                                                   -----------
        TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS......     38,677,248
                                                                   -----------
        UNITED STATES TREASURY
        OBLIGATIONS 26.8%
  1,000 United States Treasury
        Notes (b).................    5.000        02/15/99            982,030
  2,000 United States Treasury
        Notes (b).................    5.625        02/15/06          1,893,760
  3,000 United States Treasury
        Notes (b).................    6.750        05/31/99          3,052,020
  4,000 United States Treasury
        Notes (b).................    7.750        11/30/99          4,180,640
  1,000 United States Treasury
        Notes (b).................    7.875        04/15/98          1,025,780
  4,000 United States Treasury
        Notes (b).................    8.000  08/15/99 to 05/15/01    4,235,020
                                                                   -----------
        TOTAL UNITED STATES TREASURY OBLIGATIONS...............     15,369,250
                                                                   -----------
        OTHER MORTGAGE-BACKED
        SECURITIES 1.3%
    720 FBC Mortgage Securities
        Trust 7 Var Rate Cpn......    5.963        01/25/17            720,361
                                                                   -----------
        FORWARD PURCHASE COMMITMENT 3.7%
  2,000 Government National
        Mortgage Association,
        January Forward...........    9.000          TBA             2,141,260
                                                                   -----------
 TOTAL LONG-TERM INVESTMENTS 99.4%
  (Cost $56,238,811) (a).......................................     56,908,119
 SHORT-TERM INVESTMENTS AT AMORTIZED COST 4.1%
  Federal Home Loan Mortgage Corp. Discount Note ($2,325,000
  par yielding 6.502%, maturity 01/02/97)......................      2,324,160
 LIABILITIES IN EXCESS OF OTHER ASSETS (3.5%)..................     (1,977,897)
                                                                   -----------
 NET ASSETS 100.0%.............................................    $57,254,382
                                                                   -----------

(a) At December 31, 1996, for federal income tax purposes cost is $56,242,249, the gross unrealized appreciation is $833,009 and the gross unrealized depreciation is $191,607, resulting in net unrealized appreciation including open forward commitments of $641,402.

(b) Assets segregated as collateral for open forward commitments and open futures transactions.

TBA--To be announced, maturity date has not yet been established. Upon settlement and delivery of the mortgage pools, maturity dates will be assigned.

                                        See Notes to Financial Statements

 GOVERNMENT FUND                           STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1996

--------------------------------------------------------------------------------
ASSETS:
Long-Term Investments, at Market Value (Cost $56,238,811) (Note
1)................................................................  $56,908,119
Short-Term Investments (Note 1)...................................    2,324,160
Cash..............................................................        2,070
Interest Receivable...............................................      460,013
Other.............................................................       14,566
                                                                    -----------
 Total Assets.....................................................   59,708,928
                                                                    -----------
LIABILITIES:
Payables:
 Securities Purchased.............................................    2,156,057
 Variation Margin on Futures (Note 5).............................      143,170
 Fund Shares Repurchased..........................................       32,974
 Forward Commitments (Note 6).....................................       24,468
 Distributor and Affiliates (Note 2)..............................        2,650
Deferred Compensation and Retirement Plans (Note 2)...............       41,849
Accrued Expenses..................................................       53,378
                                                                    -----------
 Total Liabilities................................................    2,454,546
                                                                    -----------
NET ASSETS........................................................  $57,254,382
                                                                    -----------
NET ASSETS CONSIST OF:
Capital (Note 3)..................................................  $70,107,395
Net Unrealized Appreciation on Securities.........................      446,722
Accumulated Distributions in Excess of Net Investment Income (Note
1)................................................................      (11,355)
Accumulated Net Realized Loss on Securities.......................  (13,288,380)
                                                                    -----------
NET ASSETS........................................................  $57,254,382
                                                                    -----------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
 (Based on net assets of $57,254,382 and 6,606,459 shares of
 beneficial interest issued and outstanding)......................  $      8.67
                                                                    -----------

                                            See Notes to Financial Statements

 GOVERNMENT FUND                                       STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1996

--------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest..........................................................  $ 4,347,277
                                                                    -----------
EXPENSES:
Investment Advisory Fee (Note 2)..................................      303,695
Accounting Services (Note 2)......................................       55,531
Shareholder Services (Note 2).....................................       15,421
Trustees Fees and Expenses (Note 2)...............................       12,119
Legal (Note 2)....................................................        9,843
Custody...........................................................        8,206
Other ............................................................       82,093
                                                                    -----------
 Total Expenses...................................................      486,908
 Less Fees Waived and Expenses Reimbursed ($103,474 and $19,000,
 respectively) (Note 2)...........................................      122,474
                                                                    -----------
 Net Expenses.....................................................      364,434
                                                                    -----------
NET INVESTMENT INCOME.............................................  $ 3,982,843
                                                                    -----------
REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
Realized Gain/Loss on Securities:
 Investments......................................................  $  (703,703)
 Futures..........................................................     (103,280)
 Forward Commitments..............................................      (86,987)
                                                                    -----------
Net Realized Loss on Securities...................................     (893,970)
                                                                    -----------
Unrealized Appreciation/Depreciation on Securities:
 Beginning of the Period..........................................    2,397,568
                                                                    -----------
 End of the Period:
 Investments......................................................      669,308
 Futures..........................................................     (198,118)
 Forward Commitments..............................................      (24,468)
                                                                    -----------
                                                                        446,722
                                                                    -----------
Net Unrealized Depreciation on Securities During the Period.......   (1,950,846)
                                                                    -----------
NET REALIZED AND UNREALIZED LOSS ON SECURITIES....................  $(2,844,816)
                                                                    -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS........................  $ 1,138,027
                                                                    -----------

                                        STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended December 31, 1996 and 1995

--------------------------------------------------------------------------------
                                                  Year Ended         Year Ended
                                           December 31, 1996  December 31, 1995
--------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income....................        $ 3,982,843        $ 4,592,403
Net Realized Gain/Loss on Securities.....           (893,970)         1,258,015
Net Unrealized Appreciation/Depreciation
 on Securities During the Period.........         (1,950,846)         4,705,976
                                                 -----------        -----------
Change in Net Assets from Operations.....          1,138,027         10,556,394
                                                 -----------        -----------
Distributions from Net Investment Income.         (3,998,258)        (4,588,452)
Distributions in Excess of Net Investment
 Income (Note 1).........................            (25,823)               -0-
                                                 -----------        -----------
Distributions from and in Excess of Net
 Investment Income.......................         (4,024,081)        (4,588,452)
                                                 -----------        -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT
ACTIVITIES...............................         (2,886,054)         5,967,942
                                                 -----------        -----------
FROM CAPITAL TRANSACTIONS (NOTE 3):
Proceeds from Shares Sold................          1,607,635          2,668,721
Net Asset Value of Shares Issued Through
Dividend Reinvestment....................          4,024,080          4,588,452
Cost of Shares Repurchased...............        (12,510,487)       (11,719,168)
                                                 -----------        -----------
NET CHANGE IN NET ASSETS FROM CAPITAL
TRANSACTIONS.............................         (6,878,772)        (4,461,995)
                                                 -----------        -----------
TOTAL INCREASE/DECREASE IN NET ASSETS....         (9,764,826)         1,505,947
NET ASSETS:
Beginning of the Period..................         67,019,208         65,513,261
                                                 -----------        -----------
End of the Period (Including accumulated
 undistributed net investment income of
 $(11,355) and $15,415, respectively)....        $57,254,382        $67,019,208
                                                 -----------        -----------

                                    B-90


                                              See Notes to Financial Statements

 GOVERNMENT FUND                                          FINANCIAL HIGHLIGHTS

   The following schedule presents financial highlights for one share of the
               Fundoutstanding throughout the periods indicated.

-------------------------------------------------------------------------------
                                                Year Ended December 31,
                                           -----------------------------------
                                             1996    1995   1994   1993   1992
-------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period..  $9.06   $8.28  $9.26  $9.13  $9.29
                                           ------  ------ ------  ----- ------
 Net Investment Income....................   .569     .60    .56    .57   .665
 Net Realized and Unrealized Gain/Loss on
  Securities..............................  (.388)    .78  (.985)  .135 (.1575)
                                           ------  ------ ------  ----- ------
Total from Investment Operations..........   .181    1.38  (.425)  .705  .5075
Less Distributions from and in Excess of
Net Investment Income (Note 1)............   .575     .60   .555   .575  .6675
                                           ------  ------ ------  ----- ------
Net Asset Value, End of the Period........ $8.666   $9.06  $8.28  $9.26  $9.13
                                           ------  ------ ------  ----- ------
Total Return*.............................  2.12%  17.17% (4.63%) 7.86%  5.73%
Net Assets at End of the Period (In
millions).................................  $57.3   $67.0  $65.5  $80.6  $74.8
Ratio of Expenses to Average Net Assets*..   .60%    .60%   .60%   .60%   .60%
Ratio of Net Investment Income to Average
Net Assets*...............................  6.56%   6.89%  6.71%  6.45%  7.29%
Portfolio Turnover........................   143%    164%   192%    91%    36%
*If certain expenses had not been assumed by VKAC, Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets...   .80%    .72%   .70%   .70%   .70%
Ratio of Net Investment Income to Average
Net Assets................................  6.36%   6.77%  6.61%  6.35%  7.19%

                                    B-91

                                             See Notes to Financial Statements

 GROWTH AND INCOME FUND                               PORTFOLIO OF INVESTMENTS

                               December 31, 1996

--------------------------------------------------------------------------------
Security Description                                        Shares Market Value
-------------------------------------------------------------------------------
COMMON STOCK 98.7%
CONSUMER DISTRIBUTION 5.4%
Dayton Hudson Corp.........................................  110        $ 4,318
Federated Department Stores, Inc. (b)......................  260          8,873
Gymboree Corp. (b).........................................   70          1,601
Revco D.S., Inc. (b).......................................   40          1,480
Sears Roebuck & Co.........................................   60          2,768
Talbots, Inc...............................................  100          2,863
Toys R Us, Inc. (b)........................................   60          1,800
Vons Companies, Inc. (b)...................................   50          2,994
                                                                        -------
                                                                         26,697
                                                                        -------
CONSUMER DURABLES 1.9%
Eastman Kodak Co...........................................   40          3,210
Masco Corp.................................................  100          3,600
Newell Co..................................................   90          2,835
                                                                        -------
                                                                          9,645
                                                                        -------
CONSUMER NON-DURABLES 9.0%
Adidas AGS (Germany).......................................  100          4,263
American Brands, Inc.......................................   80          3,970
Campbell Soup Co...........................................   30          2,408
Colgate Palmolive Co.......................................   40          3,690
Nabisco Holdings Corp., Class A............................  140          5,443
Philip Morris Companies, Inc...............................  100         11,259
Procter & Gamble Co........................................   30          3,225
Quaker Oats Co.............................................   80          3,050
Ralston Purina Group.......................................   30          2,201
RJR Nabisco Holdings Corp..................................  160          5,440
                                                                        -------
                                                                         44,949
                                                                        -------
CONSUMER SERVICES 3.2%
Cognizant Corp.............................................   40          1,320
Deluxe Corp................................................   70          2,293
H&R Block, Inc.............................................   90          2,610
Omnicom Group..............................................   70          3,203
Time Warner, Inc...........................................   50          1,875
Tribune Co.................................................   30          2,366
Walt Disney Co.............................................   30          2,089
                                                                        -------
                                                                         15,756
                                                                        -------
ENERGY 9.2%
Apache Corp................................................   70          2,476
Burlington Resources, Inc..................................   80          4,030
Coastal Corp...............................................   50          2,444
Exxon Corp.................................................   25          2,450
Royal Dutch Petroleum Co.--ADR (Netherlands)...............   50          8,538
Texaco, Inc................................................  160         15,695
Unocal Corp................................................  160          6,500
USX-Marathon Group.........................................  150          3,581
                                                                        -------
                                                                         45,714
                                                                        -------

                                            See Notes to Financial Statements

 GROWTH AND INCOME FUND                   PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1996

--------------------------------------------------------------------------------
Security Description                                         Shares Market Value
--------------------------------------------------------------------------------
FINANCE 17.9%
Aetna, Inc..................................................   45        $ 3,600
Allstate Corp...............................................  100          5,788
American International Group, Inc...........................   60          6,495
BankAmerica Corp............................................  110         10,973
Bankers Trust Corp..........................................   50          4,313
Chase Manhattan Corp........................................   60          5,355
Comerica, Inc...............................................   70          3,666
Conseco, Inc................................................   50          3,188
Everest Reinsurance Holdings................................  130          3,738
Federal National Mortgage Association.......................  210          7,823
First Bank System, Inc......................................   50          3,413
First Union Corp............................................   30          2,220
Horace Mann Educators Corp..................................   80          3,230
J.P. Morgan & Co., Inc......................................   50          4,881
MBIA, Inc...................................................   40          4,050
NationsBank Corp............................................   30          2,933
Student Loan Marketing Association..........................   60          5,588
Travelers Group, Inc........................................  110          4,991
USF&G Corp..................................................  150          3,131
                                                                         -------
                                                                          89,376
                                                                         -------
HEALTHCARE 11.6%
Abbott Labs.................................................  110          5,583
Amgen, Inc. (b).............................................   70          3,806
Bristol Myers Squibb Co.....................................   60          6,525
Glaxo Wellcome--ADR (United Kingdom)........................  160          5,080
Merck & Co., Inc............................................   80          6,340
Nellcor Puitan Bennett, Inc. (b)............................   60          1,313
Novartis AG--ADR (Switzerland) (b)..........................  100          5,700
Pacificare Health Sysem, Inc., Class B (b)..................   60          5,115
SmithKline Beecham--ADR (United Kingdom)....................  110          7,480
Teva Pharmaceutical Industries Ltd.--ADR (Israel)...........   60          3,015
Warner Lambert Co...........................................   70          5,250
Watsons Pharmaceuticals, Inc. (b)...........................   60          2,696
                                                                         -------
                                                                          57,903
                                                                         -------
PRODUCER MANUFACTURING 8.5%
Allied Signal, Inc..........................................  100          6,700
Canadian Pacific Ltd........................................  260          6,890
General Electric Co.........................................   50          4,944
Honeywell, Inc..............................................   80          5,260
Ingersoll Rand Co...........................................  110          4,895
Johnson Controls, Inc.......................................   40          3,315
Keystone International, Inc.................................   60          1,208
Stewart & Stevenson Services, Inc...........................  160          4,660
WMX Technologies, Inc.......................................  140          4,568
                                                                         -------
                                                                          42,440
                                                                         -------
RAW MATERIALS/PROCESSING INDUSTRIES 4.9%
Betzdearborn, Inc...........................................   60          3,510
Crown Cork & Seal, Inc......................................  160          8,700
James River Corp............................................   90          2,981
Monsanto Co.................................................   40          1,555
Morton International, Inc...................................   60          2,445
Praxair, Inc................................................  110          5,074
                                                                         -------
                                                                          24,265
                                                                         -------

                                               See Notes to Financial Statements

 GROWTH AND INCOME FUND                   PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1996

-------------------------------------------------------------------------------
Security Description                                        Shares Market Value
-------------------------------------------------------------------------------
TECHNOLOGY 15.4%
3Com Corp. (b).............................................   90       $  6,604
BMC Software, Inc. (b).....................................  120          4,965
Boeing Co..................................................   60          6,383
Cisco Systems, Inc. (b)....................................   60          3,818
Computer Associates International, Inc.....................  120          5,970
Ericsson (LM) Class B--ADR (Sweden)........................  140          4,226
General Instruments Corp. (b)..............................  170          3,676
General Signal Corp........................................  100          4,275
Hewlett Packard Co.........................................   40          2,010
Intel Corp.................................................   50          6,547
International Business Machines, Inc.......................   40          6,040
Linear Technology Corp.....................................   50          2,194
Lucent Technologies, Inc...................................   90          4,163
Microsoft Corp. (b)........................................   50          4,131
Newbridge Networks Corp. (b)...............................  150          4,238
Nokia Corp.--ADR (Finland).................................   80          4,610
Tellabs, Inc. (b)..........................................   80          3,010
                                                                       --------
                                                                         76,860
                                                                       --------
TRANSPORTATION 1.5%
Canadian National Railway Co...............................  120          4,560
Union Pacific Corp.........................................   50          3,006
                                                                       --------
                                                                          7,566
                                                                       --------
UTILITIES 10.2%
Allegheny Power Systems, Inc. .............................   70          2,126
AT&T Corp. ................................................  350         15,220
Boston Edison Co. .........................................  120          3,225
Cable & Wireless--ADR (United Kingdom).....................  110          2,709
Cincinnati Bell, Inc. .....................................   70          4,314
DTE Energy Co. ............................................  220          7,123
Edison International.......................................  130          2,584
Frontier Corp. ............................................  120          2,715
Houston Industries, Inc. ..................................   60          1,358
Nipsco Industries, Inc. ...................................   10            396
Ohio Edison Co. ...........................................  150          3,413
Scana Corp. ...............................................   90          2,408
Unicom Corp. ..............................................  110          2,984
                                                                       --------
                                                                         50,575
                                                                       --------
TOTAL LONG-TERM INVESTMENTS 98.7%
 (Cost $493,716) (a)..............................................      491,746
OTHER ASSETS IN EXCESS OF LIABILITIES 1.3%........................        6,756
                                                                       --------
NET ASSETS 100.0%.................................................     $498,502
                                                                       --------

(a) At December 31, 1996, for federal income tax purposes cost is $493,716, the aggregate gross unrealized appreciation is $5,528 and the aggregate gross unrealized depreciation is $7,498, resulting in net unrealized depreciation of $1,970.

(b) Non-income producing security as this stock currently does not declare dividends.

                                             See Notes to Financial Statements

 GROWTH AND INCOME FUND                    STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1996

--------------------------------------------------------------------------------
ASSETS:
Long-Term Investments, at Market Value (Cost $493,716) (Note 1)......  $491,746
Cash.................................................................    22,120
Receivables:
 Securities Sold.....................................................     1,699
 Dividends...........................................................       363
                                                                       --------
 Total Assets........................................................   515,928
                                                                       --------
LIABILITIES:
Payable for Securities Purchased.....................................    17,333
Accrued Expenses.....................................................        93
                                                                       --------
 Total Liabilities...................................................    17,426
                                                                       --------
NET ASSETS...........................................................  $498,502
                                                                       --------
NET ASSETS CONSIST OF:
Capital (Note 3).....................................................  $500,000
Accumulated Undistributed Net Investment Income......................       553
Accumulated Net Realized Loss on Securities..........................       (81)
Net Unrealized Depreciation on Securities............................    (1,970)
                                                                       --------
NET ASSETS...........................................................  $498,502
                                                                       --------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE (Based
 on net assets of $498,502 and 50,000 shares of
 beneficial interest issued and outstanding).........................  $   9.97
                                                                       --------

                                    B-95


                                              See Notes to Financial Statements

 GROWTH AND INCOME FUND                                STATEMENT OF OPERATIONS


  For the Period December 23, 1996 (Commencement of Investment Operations) to
                               December 31, 1996

--------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends.............................................................  $   363
Interest..............................................................      283
                                                                        -------
 Total Income.........................................................      646
                                                                        -------
EXPENSES:
Audit.................................................................    5,000
Printing..............................................................      200
Registration..........................................................      160
Custody...............................................................      150
Investment Advisory Fee (Note 2)......................................       74
Other.................................................................      100
                                                                        -------
 Total Expenses.......................................................    5,684
 Less Fees Waived and Expenses Reimbursed ($74 and $5,517,
 respectively) (Note 2)...............................................    5,591
                                                                        -------
 Net Expenses.........................................................       93
                                                                        -------
NET INVESTMENT INCOME.................................................  $   553
                                                                        -------
REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
Net Realized Loss on Investments......................................  $   (81)
                                                                        -------
Unrealized Appreciation/Depreciation on Securities:
 Beginning of the Period..............................................        0
 End of the Period:
 Investments..........................................................   (1,970)
                                                                        -------
Net Unrealized Depreciation on Securities During the Period...........   (1,970)
                                                                        -------
NET REALIZED AND UNREALIZED LOSS ON SECURITIES........................  $(2,051)
                                                                        -------
NET DECREASE IN NET ASSETS FROM OPERATIONS............................  $(1,498)
                                                                        -------

                                        STATEMENT OF CHANGES IN NET ASSETS


  For the Period December 23, 1996 (Commencement of Investment Operations) to
                               December 31, 1996

--------------------------------------------------------------------------------
                                                                   Period Ended
                                                              December 31, 1996
--------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income ......................................           $    553
Net Realized Loss on Securities.............................                (81)
Net Unrealized Depreciation on Securities During the Period.             (1,970)
                                                                       --------
TOTAL DECREASE IN NET ASSETS................................             (1,498)
NET ASSETS:
Beginning of the Period.....................................            500,000
                                                                       --------
End of the Period (Including accumulated undistributed net
 investment income of $553).................................           $498,502
                                                                       --------

                                             See Notes to Financial Statements

 GROWTH AND INCOME FUND                                   FINANCIAL HIGHLIGHTS


 The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

--------------------------------------------------------------------------------
                                                             December 23, 1996
                                                                 (Commencement
                                                                 of Investment
                                                                Operations) to
                                                                  December 31,
                                                                          1996
--------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....................           $10.000
                                                                       -------
 Net Investment Income......................................              .011
 Net Realized and Unrealized
  Loss on Securities........................................             (.041)
                                                                       -------
Total from Investment Operations............................             (.030)
                                                                       -------
Net Asset Value, End of the Period..........................            $9.970
                                                                       -------
Total Return*...............................................            (.30)%**
Net Assets at End of the Period (In millions)...............              $0.5
Ratio of Expenses to Average Net Assets*....................              .75%
Ratio of Net Investment Income to Average Net Assets*.......             4.47%
Portfolio Turnover..........................................                0%**
Average Commission Paid Per Equity Share Traded (a).........            $.0203
*If certain expenses had not been assumed by VKAC, Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets.....................            45.97%
Ratio of Net Investment Loss to Average Net Assets..........          (40.74)%

**Non-Annualized

(a) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable.

                                             See Notes to Financial Statements

 MONEY MARKET FUND                                    PORTFOLIO OF INVESTMENTS

                               December 31, 1996

--------------------------------------------------------------------------------
                                                          Discount
 Par                                                      Yield on
 Amount                                                    Date of   Amortized
 (000)  Description                              Maturity Purchase        Cost
-------------------------------------------------------------------------------
        U.S. GOVERNMENT AGENCY OBLIGATIONS
        77.5%.
 $2,000 Federal Farm Credit Bank Discount
        Note..................................   01/09/97  5.387%  $ 1,997,315
  1,000 Federal Home Loan Bank Discount Note..   01/06/97  5.241       999,132
  1,000 Federal Home Loan Bank Discount Note..   03/17/97  5.571       988,558
  1,000 Federal Home Loan Mortgage Corp.
        Discount Note.........................   01/07/97  5.304       998,981
  1,000 Federal Home Loan Mortgage Corp.
        Discount Note.........................   03/19/97  5.413       988,408
  1,000 Federal National Mortgage Association
        Discount Note.........................   01/17/97  5.379       997,507
  1,000 Federal National Mortgage Association
        Discount Note.........................   02/18/97  5.433       992,772
  1,000 Federal National Mortgage Association
        Discount Note.........................   03/06/97  5.637       990,106
  1,000 Federal National Mortgage Association
        Discount Note.........................   03/27/97  5.457       987,315
  1,000 Federal National Mortgage Association
        Discount Note.........................   06/10/97  5.281       977,012
  2,260 Student Loan Marketing Association
        Discount Note.........................   01/02/97  6.502     2,259,184
  2,000 Tennessee Valley Authority Discount
        Note..................................   01/28/97  5.296     1,991,818
                                                                   -----------
          TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS...............   15,168,108
                                                                   -----------
        COMMERCIAL PAPER 23.0%
    900 Associates Corp. of North America.....   01/10/97  5.404       898,655
    900 Chevron Oil Finance Corp..............   01/06/97  5.211       899,214
    900 General Electric Capital Corp.........   01/10/97  5.424       898,650
    900 Metlife Funding Inc...................   02/18/97  5.376       893,483
    900 Toronto Dominion Holdings.............   01/13/97  5.307       898,290
                                                                   -----------
          TOTAL COMMERCIAL PAPER.................................    4,488,292
                                                                   -----------
 TOTAL INVESTMENTS 100.5% (A)....................................   19,656,400
 LIABILITIES IN EXCESS OF OTHER ASSETS (0.5%)....................      (90,465)
                                                                   -----------
 NET ASSETS 100.0%...............................................  $19,565,935
                                                                   -----------

(a) At December 31, 1996, cost is identical for both book and federal income tax purposes.

                                             See Notes to Financial Statements

 MONEY MARKET FUND                         STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1996

--------------------------------------------------------------------------------
ASSETS:
Investments, at Amortized Cost which Approximates Market (Note 1).  $19,656,400
Cash..............................................................        3,525
Other.............................................................       18,092
                                                                    -----------
 Total Assets.....................................................   19,678,017
                                                                    -----------
LIABILITIES:
Payables:
 Fund Shares Repurchased..........................................       49,883
 Distributor and Affiliates (Note 2)..............................        2,188
Deferred Compensation and Retirement Plans (Note 2)...............       40,062
Accrued Expenses..................................................       19,949
                                                                    -----------
 Total Liabilities................................................      112,082
                                                                    -----------
NET ASSETS........................................................  $19,565,935
                                                                    -----------
NET ASSETS CONSIST OF:
Capital (Note 3)..................................................  $19,565,725
Accumulated Undistributed Net Investment Income...................          210
                                                                    -----------
NET ASSETS (Equivalent to $1.00 per share for 19,565,725 shares outstanding)......................................................  $19,565,935
                                                                    -----------

                                             See Notes to Financial Statements

 MONEY MARKET FUND                                     STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1996

--------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest............................................................  $1,128,132
                                                                      ----------
EXPENSES:
Investment Advisory Fee (Note 2)....................................     104,808
Accounting (Note 2).................................................      46,975
Trustees Fees and Expenses (Note 2).................................      31,835
Shareholder Services (Note 2).......................................      15,616
Audit...............................................................      14,374
Custody.............................................................      14,055
Legal (Note 2)......................................................       8,228
Other...............................................................      33,770
                                                                      ----------
 Total Expenses.....................................................     269,661
 Less Fees Waived and Expenses Reimbursed ($104,808 and $39,084,
 respectively) (Note 2).............................................     143,892
                                                                      ----------
 Net Expenses.......................................................     125,769
                                                                      ----------
NET INVESTMENT INCOME...............................................  $1,002,363
                                                                      ----------
NET REALIZED GAIN ON SECURITIES.....................................  $      415
                                                                      ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS..........................  $1,002,778
                                                                      ----------

                                        STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended December 31, 1996 and 1995

--------------------------------------------------------------------------------
                                                  Year Ended         Year Ended
                                           December 31, 1996  December 31, 1995
--------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income....................       $  1,002,363       $  1,294,856
Net Realized Gain on Securities..........                415                -0-
                                                ------------       ------------
Change in Net Assets from Operations.....          1,002,778          1,294,856
                                                ------------       ------------
Distributions from Net Investment Income.         (1,001,453)        (1,295,753)
Distributions from Net Realized Gain on
 Securities (Note 1).....................               (415)               -0-
                                                ------------       ------------
Total Distributions......................         (1,001,868)        (1,295,753)
                                                ------------       ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
ACTIVITIES...............................                910               (897)
                                                ------------       ------------
FROM CAPITAL TRANSACTIONS (NOTE 3):
Proceeds from Shares Sold................         15,915,843         10,862,643
Net Asset Value of Shares Issued Through
Dividend Reinvestment....................          1,001,868          1,295,753
Cost of Shares Repurchased...............        (18,927,603)       (19,130,257)
                                                ------------       ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
TRANSACTIONS.............................         (2,009,892)        (6,971,861)
                                                ------------       ------------
TOTAL DECREASE IN NET ASSETS.............         (2,008,982)        (6,972,758)
NET ASSETS:
Beginning of the Period..................         21,574,917         28,547,675
                                                ------------       ------------
End of the Period (Including accumulated
 undistributed net investment income of
 $210 and $(700), respectively)..........       $ 19,565,935       $ 21,574,917
                                                ------------       ------------

                                             See Notes to Financial Statements

 MONEY MARKET FUND                                        FINANCIAL HIGHLIGHTS

   The following schedule presents financial highlights for one share of the
               Fundoutstanding throughout the periods indicated.

--------------------------------------------------------------------------------
                                                    Year Ended December 31,
                                                 -----------------------------
                                                  1996  1995  1994  1993  1992
------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period........ $1.00 $1.00 $1.00 $1.00 $1.00
                                                 ----- ----- ----- ----- -----
Net Investment Income...........................  .048 .0533 .0365 .0262 .0331
Less Distributions from Net Investment Income...  .048 .0533 .0365 .0262 .0331
                                                 ----- ----- ----- ----- -----
Net Asset Value, End of the Period.............. $1.00 $1.00 $1.00 $1.00 $1.00
                                                 ----- ----- ----- ----- -----
Total Return*................................... 4.89% 5.46% 3.71% 2.66% 3.36%
Net Assets at End of the Period (In millions)... $19.6 $21.6 $28.5 $30.0 $32.9
Ratio of Expenses to Average Net Assets*........  .60%  .60%  .60%  .60%  .60%
Ratio of Net Investment Income to Average Net
Assets*......................................... 4.78% 5.33% 3.63% 2.63% 3.32%
*If certain expenses had not been assumed by
VKAC, Total Return would have
been lower and the ratios would have been as
follows:
Ratio of Expenses to Average Net Assets......... 1.29%  .93%  .87%  .95%  .89%
Ratio of Net Investment Income to Average Net
Assets.......................................... 4.10% 5.00% 3.37% 2.28% 3.03%

                                            See Notes to Financial Statements

 REAL ESTATE SECURITIES FUND                          PORTFOLIO OF INVESTMENTS

                               December 31, 1996
--------------------------------------------------------------------------------

Security Description
                                                          Shares  Market Value
--------------------------------------------------------------------------------
COMMON STOCK 87.5%
APARTMENTS 18.1%
Ambassador Apartments, Inc................................ 138,800 $ 3,279,150
Avalon Properties, Inc.................................... 105,900   3,044,625
Bay Apartment Communities, Inc............................ 126,500   4,554,000
BRE Properties, Inc., Class A............................. 121,100   2,997,225
Camden Property Trust.....................................  96,600   2,765,175
Columbus Realty Trust..................................... 103,900   2,363,725
Equity Residential Properties Trust.......................  94,700   3,906,375
Gables Residential Trust..................................  98,500   2,856,500
Oasis Residential, Inc....................................  82,600   1,879,150
Summit Properties, Inc.................................... 121,100   2,679,337
                                                                   -----------
                                                                    30,325,262
                                                                   -----------
HEALTHCARE FACILITIES 3.9%
Nationwide Health Properties, Inc.........................  96,700   2,344,975
Omega Healthcare Investors................................ 128,600   4,275,950
                                                                   -----------
                                                                     6,620,925
                                                                   -----------
HOTELS 9.7%
American General Hospitality Corp.........................  96,700   2,296,625
Felcor Suite Hotels, Inc..................................  60,200   2,129,575
Innkeepers USA Trust...................................... 216,500   3,003,938
Patriot American Hospitality, Inc.........................  74,200   3,199,875
Starwood Lodging Trust.................................... 101,600   5,600,700
                                                                   -----------
                                                                    16,230,713
                                                                   -----------
MANUFACTURED HOME COMMUNITIES 2.1%
Sun Communities, Inc...................................... 100,300   3,460,350
                                                                   -----------
NET LEASE 5.9%
Excel Realty Trust, Inc................................... 140,200   3,557,575
Franchise Finance Corp. of America........................ 125,000   3,453,125
Trinet Corporate Realty Trust, Inc........................  81,700   2,900,350
                                                                   -----------
                                                                     9,911,050
                                                                   -----------
OFFICE/INDUSTRIAL 24.0%
Arden Realty Group, Inc................................... 126,500   3,510,375
Beacon Properties Corp....................................  98,300   3,600,237
Bedford Property Investors, Inc........................... 173,700   3,039,750
Cali Realty Corp.......................................... 137,800   4,254,575
CarrAmerica Realty Corp................................... 108,400   3,170,700
Crescent Real Estate Equities Trust.......................  75,100   3,961,525
First Industrial Realty Trust, Inc........................ 123,800   3,760,425
Highwoods Properties, Inc.................................  98,300   3,317,625
Meridan Industrial Trust, Inc............................. 118,100   2,480,100
Reckson Associates Realty Corp. ..........................  84,700   3,578,575
Security Capital Industrial Trust.........................  95,700   2,045,588
Spieker Properties, Inc. .................................  95,700   3,445,200
                                                                   -----------
                                                                    40,164,675
                                                                   -----------
SELF-STORAGE 5.2%
Public Storage, Inc. ..................................... 156,700   4,857,700
Storage Trust Realty...................................... 143,900   3,885,300
                                                                   -----------
                                                                     8,743,000
                                                                   -----------
SHOPPING CENTERS 9.1%
Bradley Real Estate, Inc. ................................ 197,400   3,553,200
JDN Realty Corp. ......................................... 137,100   3,787,387
Kimco Realty Corp. .......................................  78,200   2,727,225

                                              See Notes to Financial Statements

 REAL ESTATE SECURITIES FUND              PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1996

--------------------------------------------------------------------------------
Security Description
                                                          Shares   Market Value
--------------------------------------------------------------------------------
SHOPPING CENTERS (CONTINUED)
Regency Realty Corp. .....................................  82,100  $  2,155,125
Vornado Realty Trust......................................  57,000     2,992,500
                                                                    ------------
                                                                      15,215,437
                                                                    ------------
SHOPPING MALLS 9.5%
CBL & Associates Properties, Inc. ........................  91,600     2,370,150
JP Realty, Inc. .......................................... 154,000     3,984,750
Macerich Co. ............................................. 132,700     3,466,788
Simon DeBartolo Group, Inc. .............................. 149,788     4,643,428
Urban Shopping Centers, Inc. .............................  50,400     1,461,600
                                                                    ------------
                                                                      15,926,716
                                                                    ------------
TOTAL LONG-TERM INVESTMENTS 87.5%
 (Cost $124,552,063) (a)..........................................   146,598,128
REPURCHASE AGREEMENT 5.6%
 BA Securities ($9,385,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 12/31/96, to be
 sold on 01/02/97 at $9,388,613)..................................     9,385,000
OTHER ASSETS IN EXCESS OF LIABILITIES 6.9%........................    11,500,626
                                                                    ------------
NET ASSETS 100.0%.................................................  $167,483,754
                                                                    ------------

(a) At December 31, 1996, for federal income tax purposes cost is $124,672,190; the aggregate gross unrealized appreciation is $21,955,365 and the aggregate gross unrealized depreciation is $29,427, resulting in net unrealized appreciation of $21,925,938.

                                        See Notes to Financial Statements

 REAL ESTATE SECURITIES FUND               STATEMENT OF ASSETS AND LIABILITIES

                              December 31, 1996
--------------------------------------------------------------------------------

ASSETS:
Long-Term Investments, at Market Value (Cost $124,552,063) (Note
1)................................................................ $146,598,128
Repurchase Agreement (Note 1).....................................    9,385,000
Cash..............................................................        1,836
Receivables:
 Fund Shares Sold.................................................   10,697,189
 Dividends........................................................      952,583
Unamortized Organizational Expenses (Note 1)......................        5,007
                                                                   ------------
Total Assets.....................................................   167,639,743
                                                                   ------------
LIABILITIES:
Payables:
 Investment Advisory Fee (Note 2).................................      125,871
 Distributor and Affiliates (Note 2)..............................        2,950
 Fund Shares Repurchased..........................................          114
Accrued Expenses..................................................       22,194
Deferred Compensation and Retirement Plans (Note 2)...............        4,860
                                                                   ------------
 Total Liabilities................................................      155,989
                                                                   ------------
NET ASSETS........................................................ $167,483,754
                                                                   ------------
NET ASSETS CONSIST OF:
Capital (Note 3).................................................. $144,550,380
Net Unrealized Appreciation on Securities.........................   22,046,065
Accumulated Net Realized Gain on Securities.......................      558,446
Accumulated Undistributed Net Investment Income...................      328,863
                                                                   ------------
NET ASSETS........................................................ $167,483,754
                                                                   ------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
 (Based on net assets of $167,483,754 and 11,328,283 shares of
 beneficial interest issued and outstanding)......................       $14.78
                                                                   ------------

                                    B-104
                                        See Notes to Financial Statements

 REAL ESTATE SECURITIES FUND                           STATEMENT OF OPERATIONS

                     For the Year Ended December 31, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends...........................................................  $ 2,436,458
Interest............................................................      199,508
                                                                      -----------
 Total Income.......................................................    2,635,966
                                                                      -----------
EXPENSES:
Investment Advisory Fee (Note 2)....................................      428,166
Accounting (Note 2).................................................       44,869
Shareholder Services (Note 2).......................................       16,205
Trustees Fees and Expenses (Note 2).................................        9,612
Legal (Note 2)......................................................        7,214
Custody.............................................................        2,824
Amortization of Organizational Expenses (Note 1) ...................        1,138
Other ..............................................................       31,896
                                                                      -----------
 Total Expenses.....................................................      541,924
 Less Fees Waived (Note 2)..........................................       70,941
                                                                      -----------
 Net Expenses.......................................................      470,983
                                                                      -----------
NET INVESTMENT INCOME...............................................  $ 2,164,983
                                                                      -----------
REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
Net Realized Gain on Investments....................................  $ 1,465,073
                                                                      -----------
Unrealized Appreciation/Depreciation on Securities:
 Beginning of the Period............................................      332,105
 End of the Period:
 Investments........................................................   22,046,065
                                                                      -----------
Net Unrealized Appreciation on Securities During the Period.........   21,713,960
                                                                      -----------
NET REALIZED AND UNREALIZED GAIN ON SECURITIES......................  $23,179,033
                                                                      -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS..........................  $25,344,016
                                                                      -----------

                                        STATEMENT OF CHANGES IN NET ASSETS

        For the Year Ended December 31, 1996 and the Period July 3, 1995
          (Commencement of Investment Operations) to December 31, 1995

--------------------------------------------------------------------------------
                                            Year Ended       Period Ended
                                    December 31,  1996  December 31, 1995
--------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..................   $  2,164,983   $    68,091
Net Realized Gain/Loss on Securities...      1,465,073       (32,530)
Net Unrealized Appreciation on
 Securities During the Period..........     21,713,960       332,105
                                          ------------   -----------
Change in Net Assets from Operations...     25,344,016       367,666
                                          ------------   -----------
Distributions from Net Investment
 Income................................     (1,844,832)      (60,786)
Distributions from Net Realized Gain on
 Securities (Note 1)...................       (874,097)          -0-
                                          ------------   -----------
Total Distributions....................     (2,718,929)      (60,786)
                                          ------------   -----------
NET CHANGE IN NET ASSETS FROM
INVESTMENT ACTIVITIES..................     22,625,087       306,880
                                          ------------   -----------
FROM CAPITAL TRANSACTIONS (NOTE 3):
Proceeds from Shares Sold..............    178,078,191    11,796,374
Net Asset Value of Shares Issued
Through Dividend Reinvestment..........      2,718,725        60,786
Cost of Shares Repurchased.............    (44,523,570)   (3,578,819)
                                          ------------   -----------
NET CHANGE IN NET ASSETS FROM CAPITAL
TRANSACTIONS...........................    136,273,346     8,278,341
TOTAL INCREASE IN NET ASSETS...........    158,898,433     8,585,221
NET ASSETS:
Beginning of the Period................      8,585,321           100
                                          ------------   -----------
End of the Period (Including
 accumulated undistributed net
 investment income of $328,863 and
 $8,712, respectively).................   $167,483,754   $ 8,585,321
                                          ------------   -----------

                                        See Notes to Financial Statements

 REAL ESTATE SECURITIES FUND                              FINANCIAL HIGHLIGHTS

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

-------------------------------------------------------------------------------
                                                                 July 3, 1995
                                                             (Commencement of
                                             Year Ended Investment Operations)
                                      December 31, 1996   to December 31, 1995
-------------------------------------------------------------------------------
Net Asset Value, Beginning of the
Period..............................           $ 10.74                 $10.00
                                               -------                 ------
 Net Investment Income..............              .217                    .20
 Net Realized and Unrealized Gain on
  Securities........................             4.117                  .6325
                                               -------                 ------
Total from Investment Operations....             4.334                  .8325
                                               -------                 ------
Less:
 Distributions from Net Investment
 Income.............................              .199                  .0925
 Distributions from Net Realized
 Gain on Securities (Note 1)........              .091                    -0-
                                               -------                 ------
Total Distributions.................              .290                  .0925
                                               -------                 ------
Net Asset Value, End of the Period..           $14.784                 $10.74
                                               -------                 ------
Total Return*.......................            40.53%                  8.35%**
Net Assets at End of the Period (In
millions)...........................            $167.5                   $8.6
Ratio of Expenses to Average Net
Assets*.............................             1.10%                  2.50%
Ratio of Net Investment Income to
Average Net Assets*.................             5.06%                  3.75%
Portfolio Turnover..................               84%                    85%**
Average Commission Paid Per Equity
Share Traded (a)....................            $.0313                    --
*If certain expenses had not been assumed by VKAC, Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
Assets..............................             1.27%                  2.90%
Ratio of Net Investment Income to
Average Net Assets..................             4.89%                  3.36%

**Non-Annualized

(a) Represents the average brokerage commissions paid per equity share traded during the period where commissions were applicable. This disclosure was not required in fiscal periods prior to 1996.

                                        See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                              December 31, 1996
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES
Van Kampen American Capital Life Investment Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company comprised of nine Portfolios, hereafter referred to as Funds: Asset Allocation Fund ("Asset Allocation", formerly known as Multiple Strategy Fund), Domestic Income Fund ("Domestic", formerly known as Domestic Strategic Income Fund), Emerging Growth Fund ("Emerging Growth"), Enterprise Fund ("Enterprise", formerly known as Common Stock Fund), Global Equity Fund ("Global Equity"), Government Fund ("Government"), Growth and Income Fund ("Growth and Income"), Money Market Fund ("Money Market") and Real Estate Securities Fund ("Real Estate") (collectively the "Funds"). Each Fund is accounted for as a separate entity.
  The goals of the Funds are as follows: Asset Allocation seeks a high total investment return consistent with prudent risk; Domestic seeks income as its primary objective and capital appreciation as a secondary objective; Emerging Growth seeks capital appreciation by investing principally in common stocks of small and medium sized companies; Enterprise seeks capital appreciation by investing principally in common stocks; Global Equity seeks long-term growth of capital through an internationally diversified portfolio of equity securities of any nation, including the United States; Government seeks high current return consistent with preservation of capital; Growth and Income seeks long-term growth of capital and income by investing primarily in income-producing equity securities including common stocks and convertible securities; Money Market seeks protection of capital and high current income by investing in short-term money market instruments; and Real Estate seeks long-term growth of capital by investing principally in securities of companies operating in the real estate industry.
  The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION-Investments in securities listed on a securities exchange are valued at their sales price as of the close of such securities exchange. Fixed income investments are stated at value using market quotations. Unlisted securities and listed securities for which the last sales price is not available are valued at the last bid price. For those securities where prices or quotations are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost. For Money Market, all investments are valued at amortized cost.
  Domestic's investments include lower rated and unrated debt securities which may be more susceptible to a decline in value due to adverse economic conditions than other investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders and uncertainties exist as to an issuer's ability to meet principal and interest payments. Debt securities rated below investment grade and comparable unrated securities represented approximately 41% of Domestic's net assets at December 31, 1996.

B. SECURITY TRANSACTIONS-Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggre-gate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

                               December 31, 1996

--------------------------------------------------------------------------------
  The Fund may invest in repurchase agreements which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.
  Domestic, Global Equity, Government and Real Estate may trade certain securities under the terms of forward commitments, whereby the settlement for payment and delivery occurs at a specified future date. Forward commitments are privately negotiated transactions between the Fund and dealers. Upon executing a forward commitment and during the period of obligation, the Fund maintains collateral of cash or securities in a segregated account with its custodian in an amount sufficient to relieve the obligation. If the intent of the Fund is to accept delivery of a security traded under a forward purchase commitment, the commitment is recorded as a long-term purchase. For forward purchase commitments for which security settlement is not intended by the Fund, changes in the value of the commitment are recognized by marking the commitment to market on a daily basis. During the term of the commitment, the Fund may sell the forward commitment and enter into a new forward commitment, the effect of which is to extend the settlement date. In addition, the Fund may occasionally close such forward commitments prior to delivery.

C. INVESTMENT INCOME-Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Issuers of Payment-in-Kind securities may make dividend or interest payments by issuing additional stocks or bonds in lieu of cash payments. Original issue discounts on debt securities purchased are amortized over the expected life of each applicable security. Premiums on debt securities are not amortized. Market discounts are recognized at the time of sale as realized gains for book purposes and ordinary income for tax purposes.

D. ORGANIZATIONAL EXPENSES-Emerging Growth, Global Equity and Real Estate have reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with each Fund's organization in the amount of $6,828 per Fund. These costs are being amortized on a straight line basis over the 60 month period ending July 2, 2000. The Adviser has agreed that in the event any of the initial shares of the Funds originally purchased by VKAC are redeemed during the amortization period, the Funds will be reimbursed for any unamortized organizational expenses in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES-It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
  Each Fund intends to utilize provisions of the federal income tax laws which allow each Fund to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. The following table presents the realized capital loss carryforward for each applicable Fund at December 31, 1996, along with its expiration period:

                                                                           GROWTH
                                                EMERGING                      AND     MONEY
                                   DOMESTIC       GROWTH      GOVERNMENT   INCOME    MARKET
-------------------------------------------------------------------------------------------
Realized capital loss
 carryforward...................  $1,670,821     $ 318,252    $13,378,887   $ 81    $1,644
Expiration dates of capital loss
carryforward....................   1998-2002     2003-2004      1997-2004   2004      2003
Amount expiring on 12/31/97.....          --            --    $ 3,377,875     --        --

                              December 31, 1996

--------------------------------------------------------------------------------
  Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year, gains or losses recognized for tax purposes on the mark-to-market of open futures at December 31, 1996, and the deferral of losses for tax purposes resulting from wash sales.

F. DISTRIBUTION OF INCOME AND GAINS-Government and Money Market declare dividends from net investment income on each business day. Asset Allocation, Domestic, Emerging Growth, Enterprise, Global Equity, Growth and Income and
Real Estate declare dividends annually. Government declares distributions from short-term capital gains, if any, monthly. Asset Allocation, Domestic, Emerging Growth, Enterprise, Global Equity, Growth and Income, Money Market and Real Estate distribute net realized gains, if any, annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on option and futures transactions. All short-term capital gains and a portion of option and futures gains are included in ordinary income for tax purposes.
  The following table presents the amount of long-term capital gains distributed during the period:

FUND                                                             AMOUNT
--------------------------------------------------------------------------
Allocation..................................................... $2,465,254
Enterprise.....................................................  4,855,272
Global Equity..................................................     20,006
Real Estate....................................................     24,014

  Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and for federal income tax purposes, the amount of distributable net investment income may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods. The following permanent differences between book and tax basis reporting for the 1996 fiscal year have been identified and appropriately reclassified:

                                         EMERGING          GLOBAL
                            DOMESTIC       GROWTH          EQUITY          GOVERNMENT
-------------------------------------------------------------------------------------
Accumulated
Undistributed Net
Investment Income.......   $(3,967)(c)   $ 3,088 (a)     $ 34,640  (b)     $14,468 (c)
Accumulated Net Realized
Gain/Loss on Securities.     3,967 (c)        --          (34,640) (b)   1,150,219 (c,d)
Capital.................        --        (3,088)(a)           --       (1,164,687)(d)

(a) For federal income tax purposes, net operating losses may not be used to offset income generated in future tax years, therefore, these losses have been reclassified from accumulated undistributed net investment income to capital.

(b) For federal income tax purposes, realized gains and losses on transactions in foreign currencies are included as ordinary income. These realized gains and losses are included in net realized gain/loss on securities for financial reporting purposes and have been reclassified from accumulated net realized gain/loss on securities to accumulated undistributed net investment income.

(c) Accretion of market discounts on bonds and paydowns of mortgage pool obligations are recognized as ordinary income/loss for federal income tax purposes but as realized gains or losses for book purposes. These permanent differences have been reclassified from accumulated net realized gain/loss on securities to accumulated undistributed net investment income.

(d) At December 31, 1996, all or a portion of capital loss carryforward expired creating a permanent difference between book and tax basis reporting. These items have been reclassified from accumulated net realized loss on securities to capital.

G. FOREIGN CURRENCY TRANSLATION-The market values of foreign securities, forward currency exchange contracts and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on quoted exchange rates as of noon Eastern Standard Time. The cost of securities is determined using historical exchange rates. Income and expenses are translated at prevailing exchange rates when accrued or incurred. Gains and losses on the sale of securities are not segregated for financial reporting purposes between amounts arising from changes in

                               December 31, 1996

-------------------------------------------------------------------------------
exchange rates and amounts arising from changes in the market prices of securities. Realized gain and loss on foreign currency includes the net realized amount from the sale of currency and the amount realized between trade date and settlement date on security transactions.

H. PRIVATE PLACEMENTS-A Fund may own securities purchased in private placement transactions, which have not been registered under the Securities Act of 1933. Such securities generally may be resold only in a privately negotiated transaction with a limited number of purchasers or in a public offering after they have been registered under the Securities Act of 1933. The issuers of privately placed debt securities held by a Fund generally have agreed to register the securities within specified time periods or increase the interest paid on such securities.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly based on the combined average daily net assets of Asset Allocation, Domestic, Enterprise, Government and Money Market as follows:


AVERAGE NET ASSETS                                                  % PER ANNUM
-------------------------------------------------------------------------------
First $500 million..................................................  .50 of 1%
Next $500 million...................................................  .45 of 1%
Over $1 billion.....................................................  .40 of 1%

  The resulting fee is prorated to Asset Allocation, Domestic, Enterprise, Government and Money Market based on their respective average daily net assets.
  Under the terms of the advisory agreement, if the total ordinary business expenses, exclusive of taxes, distribution fees and interest, exceed .60% of average daily net assets, the Adviser will reimburse Asset Allocation, Domestic, Enterprise, Government, and Money Market for the amount of the excess. The contractual expense reimbursement shall be made monthly.
  For Emerging Growth, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly of .70% of the average daily net assets of the Fund.
  For Global Equity, the Adviser has entered into a subadvisory agreement which will terminate on March 31, 1997 with John Govett & Co., Limited ("Subadviser--Global Equity"), who provides advisory services to Global Equity and the Adviser with respect to Global Equity's investments in foreign securities. Advisory fees are calculated monthly, based on the average daily net assets of Global Equity at the annual rate of 1.00%. The Adviser pays 50% of its advisory fee to the Subadviser--Global Equity. Shareholders have approved a change in the Subadvisor--Global Equity from John Govett & Co., Limited to Morgan Stanley Asset Management Inc. effective April 1, 1997.
  For Growth and Income, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly, based on the average daily net assets of the Fund, of .60% for the first $500 million and .55% for the amount in excess of $500 million.
  For Real Estate, the Adviser will provide investment advice and facilities to the Fund for an annual fee equal to 1.00% of the average net assets of the Fund. This fee is payable monthly. During the period, the Adviser had a subadvisory agreement with Hines Interest Realty Advisers Limited Partnership ("Hines"), who provided advisory services to the Fund and the Adviser with respect to the Fund's investments in real estate. The Adviser paid 50% of its investment advisory fee to Hines for these services. Effective December 31, 1996, the subadvisory agreement was terminated.
  For the period, the Adviser has volunteered to reimburse all expenses in excess of .85% for Emerging Growth, 1.20% for Global Equity, .75% for Growth and Income and 1.10% for Real Estate, of each of the Funds' average daily net assets.

                              December 31, 1996

  Other transactions with affiliates during the period were approximately as follows:

                                                                                     GROWTH
                              ASSET          EMERGING             GLOBAL                AND   MONEY      REAL
                          ALLOCATION DOMESTIC  GROWTH ENTERPRISE  EQUITY GOVERNMENT  INCOME  MARKET    ESTATE
-------------------------------------------------------------------------------------------------------------
Accounting..............    $51,800  $44,300  $41,100  $53,700    $29,400  $55,500     --   $47,000   $44,900
Shareholder servicing
 agent's fees...........     15,000   15,000   15,000   15,000     15,000   15,000     --    15,000    15,000

  For the year ended December 31, 1996, the Funds incurred expenses as shown in the table above representing VKAC's cost of providing accounting and cash management services to the Funds. These services are provided by VKAC at cost.
  ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Funds. For the year ended December 31, 1996, the Funds incurred expenses as shown in the table above, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.
  Certain officers and trustees of the Funds are also officers and directors of VKAC. The Funds do not compensate their officers or trustees who are officers of VKAC.
  Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Funds, of which a trustee of the Funds is an affiliated person.
  The Funds have implemented deferred compensation and retirement plans for their trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC. During the year ended December 31, 1996, VKAC reimbursed the Fund for all expenses related to the retirement plan. At December 31, 1996, VKAC owned 10 shares of Emerging Growth, 95,241 shares of Global Equity, 50,000 shares of Growth and Income and 10 shares of Real Estate.

3. CAPITAL TRANSACTIONS
The Funds have outstanding shares of beneficial interest with a par value of $.01 per share. There are an unlimited number of shares authorized.
  For the year ended December 31, 1996, share transactions were as follows:

                                       ASSET               EMERGING
                                  ALLOCATION     DOMESTIC    GROWTH    ENTERPRISE
---------------------------------------------------------------------------------
Beginning Shares.................  5,409,616    3,235,694   195,420     5,173,759
Sales............................    387,499      755,420   366,538       489,441
Dividend Reinvestment............    821,862      217,401       -0-       611,154
Repurchases......................   (985,735)  (1,736,394) (182,893)   (1,059,404)
                                   ---------    ---------   -------     ---------
Ending Shares....................  5,633,242    2,472,121   379,065     5,214,950
                                   ---------    ---------   -------     ---------

                          GLOBAL               GROWTH AND       MONEY           REAL
                          EQUITY    GOVERNMENT     INCOME      MARKET         ESTATE
-------------------------------------------------------------------------------------
Beginning Shares........  230,530   7,399,648   50,000/1/    21,575,617       799,347
Sales...................  110,151     184,739         -0-    15,915,843    13,855,117
Dividend Reinvestment...    3,772     464,018         -0-     1,001,868       197,332
Repurchases............. (128,552) (1,441,946)        -0-   (18,927,603)   (3,523,513)
                         --------  ----------   ---------   -----------    ----------
Ending Shares...........  215,901   6,606,459     50,000     19,565,725    11,328,283
                         --------  ----------   ---------   -----------    ----------

/1/Fund commenced investment operations during the period.

                               December 31, 1996

--------------------------------------------------------------------------------

  For the year ended December 31, 1995, share transactions were as follows:

                                   ASSET                  EMERGING
                              ALLOCATION     DOMESTIC       GROWTH     ENTERPRISE
---------------------------------------------------------------------------------
Beginning Shares............   5,668,898    2,894,700           10      5,444,930
Sales.......................     166,906      997,934      217,875        438,275
Dividend Reinvestment.......     619,366      258,208          -0-        703,905
Repurchases.................  (1,045,554)    (915,148)     (22,465)    (1,413,351)
                             -----------  -----------   ----------    -----------
Ending Shares...............   5,409,616    3,235,694      195,420      5,173,759
                             -----------  -----------   ----------    -----------
Ending Capital.............. $55,836,454  $27,065,917   $2,103,545    $64,170,048
                             -----------  -----------   ----------    -----------
                                  GLOBAL                     MONEY          REAL
                                  EQUITY   GOVERNMENT       MARKET        ESTATE
--------------------------------------------------------------------------------
Beginning Shares............          10    7,914,930   28,547,478             10
Sales.......................     231,560      307,711   10,862,643      1,140,133
Dividend Reinvestment.......         -0-      524,601    1,295,753          5,789
Repurchases.................      (1,040)  (1,347,594) (19,130,257)      (346,585)
                              ----------  -----------   ----------    -----------
Ending Shares...............     230,530    7,399,648   21,575,617        799,347
                              ----------  -----------   ----------    -----------
Ending Capital..............  $2,292,507  $78,150,854  $21,575,617    $ 8,277,034
                              ----------  -----------   ----------    -----------

4. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, including principal paydowns and excluding forward commitment transactions and short-term investments, were:

                                                                                                     GROWTH
                              ASSET              EMERGING                   GLOBAL                     AND
                         ALLOCATION    DOMESTIC    GROWTH    ENTERPRISE     EQUITY     GOVERNMENT    INCOME      REAL ESTATE
----------------------------------------------------------------------------------------------------------------------------
Purchases............... $66,177,988 $16,681,252 $6,028,295 $121,174,572   $2,507,479  $ 84,157,768  $495,497   $151,556,550
Sales...................  70,975,721  22,906,157  3,768,758  128,112,318    2,773,679   106,194,527     1,700     35,707,086

5. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.
  The Funds have a variety of reasons to use derivative instruments, such as to attempt to protect the Funds against possible changes in the market value of its portfolio, manage the portfolio's effective yield, foreign currency exposure, maturity and duration or generate potential gain. All of the Funds' portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/ depreciation on securities. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures or forward contract.
  Summarized below are the specific types of derivative financial instruments used by the Funds.

                               December 31, 1996

--------------------------------------------------------------------------------

A. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Funds generally invests in futures on U.S. Treasury Bonds and Notes. Upon entering into futures contracts, the Funds maintain, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).
  Transactions in futures contracts for the year ended December 31, 1996 for Government, were as follows:

                                                                     CONTRACTS
------------------------------------------------------------------------------
Outstanding at December 31, 1995.....................................      175
Futures Opened.......................................................    2,021
Futures Closed.......................................................   (2,086)
                                                                        ------
Outstanding at December 31, 1996.....................................      110
                                                                        ------

  The futures contracts outstanding at December 31, 1996, and the descriptions and unrealized depreciation for Government are as follows:

                                                                      UNREALIZED
                                                          CONTRACTS DEPRECIATION
--------------------------------------------------------------------------------
 BUYS TO OPEN
 U.S. Treasury Bonds--Mar 1997 (Current Notional Value
  $112,625 per contract)................................        99     $183,214
 U.S. Treasury Notes--Mar 1997 (Five Year) (Current
  Notional Value $106,593 per contract).................         5        5,453
 U.S. Treasury Notes--Mar 1997 (Ten Year) (Current
  Notional Value $109,125 per contract).................         6        9,451
                                                               ---     --------
                                                               110     $198,118
                                                               ---     --------

B. FORWARD CURRENCY CONTRACTS-A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Upon the settlement of the contract, a realized gain or loss is recognized and is included as a component of realized gain/loss on forwards.
  The following forward currency contracts were outstanding in Global Equity as of December 31, 1996:

                                                                       UNREALIZED
                                               ORIGINAL    CURRENT  APPRECIATION/
DESCRIPTION                                       VALUE      VALUE   DEPRECIATION
---------------------------------------------------------------------------------
SELLS TO OPEN
British Pound Sterling, 66,698, expiring
 07/16/97..................................... $100,000   $113,650      $(13,650)
Japanese Yen, 10,140,000, expiring 01/24/97...  100,000     87,855        12,145
                                                                        --------
                                                                        $ (1,505)
                                                                        --------

6. FORWARD COMMITMENTS
Government trades certain securities under the terms of forward commitments, as described in Note 1. The change in value of these items is reflected as a component of unrealized appreciation/depreciation on forward commitments.

                               December 31, 1996

--------------------------------------------------------------------------------
The following forward commitments were outstanding in Government as of December 31, 1996:

                                                                               UNREALIZED
  PAR AMOUNT                                            ORIGINAL  CURRENT   APPRECIATION/
  (000)         DESCRIPTION                EXPIRATION      VALUE    VALUE    DEPRECIATION
-----------------------------------------------------------------------------------------
  BUYS TO OPEN
 $4,000        U.S. T-Note, 7.25%,
                08/15/04 maturity......     01/16/97 $4,250,313 $4,212,400   $(37,913)
 SELLS TO OPEN
  1,000        FHLMC Gold 30 Yr, 8.00%,
                12/31/23 maturity......     01/14/97  1,021,875  1,019,060      2,815
  2,000        GNMA, 7.00%, 12/31/23
                maturity...............     01/21/97  1,966,250  1,955,620     10,630
                                                                             --------
                                                                             $(24,468)
                                                                             --------

                           PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements


        Included in the Prospectus:
           Financial Highlights



        Included in the Statement of Additional Information:
           Report of Independent Accountants
           Financial Statements
           Notes to Financial Statements



     (b) Exhibits



 (1) (a)    First Amended and Restated Agreement and Declaration of
            Trust(6)
     (b)    Certificate of Amendment(6)
     (c)    Amended and Restated Certificate of Designation of
            Enterprise Portfolio+
     (d)    Amended and Restated Certificate of Designation of Domestic
            Income Portfolio+
     (e)    Certificate of Designation of Emerging Growth Portfolio(6)
     (f)    Certificate of Designation of Global Equity Portfolio(6)
     (g)    Certificate of Designation of Government Portfolio(6)
     (h)    Certificate of Designation of Money Market Portfolio(6)
     (i)    Amended and Restated Certificate of Designation of Asset
            Allocation Portfolio+
     (j)    Certificate of Designation of Real Estate Securities
            Portfolio(6)
     (k)    Certificate of Designation of Growth and Income Portfolio+
 (2)        Amended and Restated Bylaws(6)
 (5) (a)    Investment Advisory Agreement for Asset Allocation
            Portfolio, Domestic Income Portfolio, Enterprise Portfolio,
            Government Portfolio and Money Market Portfolio+
     (b)    Investment Advisory Agreement for Emerging Growth Portfolio+
     (c)    Investment Advisory Agreement for Global Equity Portfolio+
     (d)    Investment Sub-Advisory Agreement for Global Equity
            Portfolio+
     (e)    Investment Advisory Agreement for Real Estate Securities
            Portfolio+
     (f)    Investment Advisory Agreement for Growth and Income
            Portfolio+
 (6)        Distribution and Service Agreement+
 (8) (a)    Custodian Agreement+
     (b)    Transfer Agency and Servicing Agreement(6)
 (9) (a)    Data Access Services Agreement+
     (b)    Fund Accounting Agreement+
(10)        Opinion of Counsel+
(11)        Consent of Independent Accountants+
(13) (a)    Investment Letter(2)
     (b)    Investment Letter dated July 3, 1995 for the Emerging Growth
            Portfolio, Global Equity Portfolio and Real Estate
            Securities Portfolio(7)
(16)        Computation Measure for Performance Information+
(17) (a)    List of certain investment companies in response to Item
            29(a)+
     (b)    List of officers and directors of Van Kampen American
            Capital Distributors, Inc. in response to Item 29(b)+

(19)        Power of Attorney+
(27)        Financial Data Schedules+


---------------

(2) Incorporated herein by reference to Pre-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A, File Number 33-628, filed April 11, 1986.



(6) Incorporated herein by reference to Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A, File Number 33-628, filed December 22, 1995.



(7) Incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A, File Number 33-628, filed March 6, 1996.



 +  Filed herewith.


ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     None.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.


                              AS OF APRIL 4, 1997



                                                       NUMBER OF RECORD
                   TITLE OF CLASS                          HOLDERS
                   --------------                      ----------------
Asset Allocation Portfolio                                     5
Domestic Income Portfolio                                      7
Emerging Growth Portfolio                                      6
Enterprise Portfolio                                           8
Global Equity Portfolio                                        5
Government Portfolio                                           6
Growth and Income Portfolio                                    2
Money Market Portfolio                                         7
Real Estate Securities Portfolio                              14


ITEM 27. INDEMNIFICATION.

     Reference is made to Article 8, Section 8.4 of the Registrant's Agreement and Declaration of Trust.


     Article 8; Section 8.4 of the Agreement and Declaration of Trust provides that each officer and trustee of the Registrant shall be indemnified by the Registrant against all liabilities incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which the officer or trustee may be or may have been involved by reason of being or having been an officer or trustee, except that such indemnity shall not protect any such person against a liability to the Registrant or any shareholder thereof to which such person would otherwise be subject by reason of (i) not acting in good faith in the reasonable belief that such person's actions were not in the best interest of the Trust, (ii) willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, (iii) for a criminal proceeding, not having a reasonable cause to believe that such conduct was unlawful (collectively "Disabling Conduct"). Absent a court determination that an officer or trustee seeking indemnification was not liable on the merits or guilty of Disabling Conduct in the conduct of his or her office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent trustees, after review of the facts, that such officer or trustee is not guilty of Disabling Conduct in the conduct of his or her office.


     The Registrant has purchased insurance on behalf of its officers and trustees protecting such persons from liability arising from their activities as officers or trustees of the Registrant. The insurance does not protect or purport to protect such persons from liability to the Registrant or to its shareholders to which such officer or trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

     Conditional advancing of indemnification monies may be made if the trustee or officer undertakes to repay the advance unless it is ultimately determined that he or she is entitled to the indemnification and only if the following conditions are met: (1) the trustee or officer provides a security for the undertaking; (2) the Registrant is insured against losses arising from lawful advances; or (3) a majority of a quorum of the Registrant's disinterested, non-party trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that a recipient of the advance ultimately will be found entitled to indemnification.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by the trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.


     See "Investment Advisory Services" in the Prospectus and "Trustees and Officers" in the Statement of Additional Information for information regarding the business of the Adviser. For information as to the business, profession, vocation and employment of a substantial nature of directors and officers of the Adviser, reference is made to the Adviser's current Form ADV (File No. 801-1669) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.


ITEM 29. PRINCIPAL UNDERWRITERS.


     (a) The sole principal underwriter is Van Kampen American Capital Distributors, Inc., which acts as principal underwriter for certain investment companies and unit investment trusts set forth in Exhibit 17(a) incorporated by reference herein.



     (b) Van Kampen American Capital Distributors, Inc. is an affiliated person of an affiliated person of Registrant and is the only principal underwriter for Registrant. The name, principal business address and positions and offices with Van Kampen American Capital Distributors, Inc. of each of the directors and officers thereof are set forth in Exhibit 17(b). Except as disclosed under the heading, "Trustees and Executive Officers" in Part B of this Registration Statement, none of such persons has any position or office with Registrant.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.

     All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder to be maintained (i) by Registrant will be maintained at its offices, located at One Parkway Plaza, Oakbrook Terrace, Illinois 60181, ACCESS Investor Services, Inc., 7501 Tiffany Springs Parkway, Kansas City, Missouri 64153, or at the State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA; (ii) by the Adviser, will be maintained at its offices, located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181; and (iii) by the Distributor, the principal underwriter, will be maintained at its offices located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.

ITEM 31. MANAGEMENT SERVICES.


     Not applicable.


ITEM 32. UNDERTAKINGS.

     Registrant hereby undertakes to furnish to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

     Registrant hereby undertakes, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of Oakbrook Terrace, and State of Illinois, on the 30th day of April, 1997.


                                VAN KAMPEN AMERICAN CAPITAL LIFE
                                  INVESTMENT TRUST


                                By            /s/ RONALD A. NYBERG


                                  ----------------------------------------------

                                                Ronald A. Nyberg,


                                           Vice President and Secretary



     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed on April 30, 1997 by the following persons in the capacities indicated:



Principal Executive Officer:

              /s/ DENNIS J. MCDONNELL*                 President and Trustee
-----------------------------------------------------
                  Dennis McDonnell

Principal Financial Officer:

               /s/ EDWARD C. WOOD III*                 Vice President and Chief Financial
-----------------------------------------------------    Officer
                 Edward C. Wood III

Trustees:

               /s/ J. MILES BRANAGAN*                  Trustee
-----------------------------------------------------
                  J. Miles Branagan

               /s/ LINDA HUTTON HEAGY*                 Trustee
-----------------------------------------------------
                 Linda Hutton Heagy

                /s/ R. CRAIG KENNEDY*                  Trustee
-----------------------------------------------------
                  R. Craig Kennedy

                 /s/ JACK E. NELSON*                   Trustee
-----------------------------------------------------
                   Jack E. Nelson

                                                       Trustee
-----------------------------------------------------
                 Jerome L. Robinson

               /s/ PHILLIP B. ROONEY*                  Trustee
-----------------------------------------------------
                  Phillip B. Rooney

                 /s/ FERNANDO SISTO*                   Trustee
-----------------------------------------------------
                   Fernando Sisto

                /s/ WAYNE W. WHALEN*                   Trustee
-----------------------------------------------------
                   Wayne W. Whalen

     * Signed by Ronald A. Nyberg pursuant to a
                 power of attorney.

                /s/ RONALD A. NYBERG
-----------------------------------------------------
                  Ronald A. Nyberg
                  Attorney-in-Fact



                                                                  April 30, 1997

               VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST

                         INDEX TO EXHIBITS TO FORM N-1A
                             REGISTRATION STATEMENT


EXHIBIT
  NO.                             DESCRIPTION OF EXHIBIT
-------                           ----------------------
    (1) (c)    Amended and Restated Certificate of Designation of
               Enterprise Portfolio
        (d)    Amended and Restated Certificate of Designation of Domestic
               Income Portfolio
        (i)    Amended and Restated Certificate of Designation of Asset
               Allocation Portfolio
        (k)    Certificate of Designation of Growth and Income Portfolio
    (5) (a)    Investment Advisory Agreement for Asset Allocation
               Portfolio, Domestic Income Portfolio, Enterprise Portfolio,
               Government Portfolio and Money Market Portfolio
        (b)    Investment Advisory Agreement for Emerging Growth Portfolio
        (c)    Investment Advisory Agreement for Global Equity Portfolio
        (d)    Investment Sub-Advisory Agreement for Global Equity
               Portfolio
        (e)    Investment Advisory Agreement for Real Estate Securities
               Portfolio
        (f)    Investment Advisory Agreement for Growth and Income
               Portfolio
    (6)        Distribution and Service Agreement
    (8) (a)    Custodian Agreement
    (9) (a)    Data Access Service Agreement
        (b)    Fund Accounting Agreement
   (10)        Opinion of Counsel
   (11)        Consent of Independent Accountants
   (16)        Computation Measure for Performance Information
   (17) (a)    List of Certain Investment Companies in response to Item
               29(a)
        (b)    List of Officers and Directors Van Kampen American Capital
               Distributors, Inc. in Response to Item 29(b)
   (19)        Power of Attorney
   (27)        Financial Data Schedules